UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21732

Mercer Funds

(Exact Name of Registrant as Specified in Charter)

99 High Street

Boston, MA 02110

(Address of Principal Executive Offices)(Zip Code)

Scott M. Zoltowski, Esq.

Mercer Investment Management, Inc.

99 High Street

Boston, MA 02110

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: (617) 747-9500

Date of Fiscal Year End: March 31, 2015

Date of Reporting Period: March 31, 2015

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Mercer Funds™

Annual Report

Mercer US Large Cap Growth Equity Fund

Mercer US Large Cap Value Equity Fund

Mercer US Small/Mid Cap Growth Equity Fund

Mercer US Small/Mid Cap Value Equity Fund

Mercer Non-US Core Equity Fund

Mercer Core Fixed Income Fund

Mercer Opportunistic Fixed Income Fund

Mercer Emerging Markets Equity Fund

Mercer Global Low Volatility Equity Fund

This report has been prepared for Mercer Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Mercer Funds prospectus. The prospectus contains more complete information about the Funds’ investment objectives, risks, and expenses. Investors are reminded to read the prospectus carefully before investing.

March 31, 2015

MERCER FUNDS

Mercer US Large Cap Growth Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the Russell 1000® Growth Index.

Investment Strategy

The Fund invests principally in equity securities issued by large capitalization U.S. companies. The companies will generally have higher earnings and/or revenue growth histories or expectations relative to the Russell 1000® Growth Index.

Performance

For the fiscal year ended March 31, 2015, the Fund’s Y-3 share class performance was 13.63% compared to its benchmark return of 16.09%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2015, the Fund employed four sub-advisors, Sands Capital Management, LLC (Sands), HS Management Partners, LLC (HS), Columbia Management Advisers, LLC (Columbia) and Parametric Portfolio Associates LLC (Parametric). Parametric replaced SSGA Funds Management, Inc. (SSGA) as manager to the liquidity sleeve of the Fund in February of 2015.

Sands manages a concentrated portfolio using a fundamental, bottom-up approach to identify leading companies in various industries. HS, like Sands, manages a concentrated portfolio of growth companies exhibiting higher quality and reasonable valuation. Columbia also manages a concentrated portfolio of financially strong companies that are growing earnings faster than the broader equity market. Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

For the Fund’s fiscal year, the market, as measured by the Russell 3000 Index, rose 12.4%, which exceeded expectations for the period, given the already strong five-year performance coming into the fiscal year. Overall, during the fiscal year, the market rewarded growth over value and the more cyclical stocks over defensive ones. Market moves seemed to depend more on anticipated Federal Reserve (Fed) actions than actual fundamentals and valuations. Bond markets tended to react in similar fashion, with rates on the 10 year (U.S. Treasury Bond) declining from 2.8% at the beginning of the fiscal year, to a low of 1.7% in late January before going back up to 2.1% by the end of the fiscal year. There was considerable uncertainty as to when the Federal Reserve will raise rates, which led to periods of volatility in the market. In the meantime, bond proxies (i.e., high dividend yielding stocks such as REITs and utilities) within equities experienced a sharp rise for the first three quarters of the fiscal year, only to correct during the fourth. This fact made value benchmarks difficult to beat as most active value managers find REITs and utilities very expensive and, therefore, are underweight in their portfolios relative to the benchmark. The energy sector declined as the price of oil was cut in half during this period. The amount of oil coming from shale finally caught up with demand causing a temporary oversupply of oil. While economic growth has been in an expected range of 2% to 3% growth, the market has continued to rise ahead of earnings growth. This rise has been largely on valuation expansion, evidence of an improved growth outlook. However, political and economic risks remain and the withdrawal of the Fed’s support is expected to increase the volatility of equity markets. Despite the risks, we expect stronger global growth for the next fiscal year driven by Europe and emerging markets, which will help the U.S. economy and earnings to support the current level of the markets.

Among major U.S. equity indices, large cap and growth indices outperformed. The best performing index for the fiscal year among 62 U.S. indices was the Russell Top 200 Growth Dynamic Index and the worst was the Russell 2000® Value-Dynamic™ Index, the only one posting negative returns. The best sectors and industries were an odd combination of pro-cyclical and defensive areas of the market. Procyclical biotech and technology outperformed alongside the more defensive REITs and utilities groups.

Mercer US Large Cap Growth Equity Fund

Within the Russell 1000® Growth Index, the best performing sectors for the fiscal year were healthcare, consumer staples, and information technology with returns of 33%, 19%, and 18%, respectively. Energy was the only sector with negative returns, dropping 11.5%. Utilities, materials, and telecommunications were the other laggards with returns of 7.5%, 9%, and 11%, respectively.

The Mercer U.S. Large Cap Growth Equity Fund underperformed the Russell 1000® Growth Index during this fiscal year. The Fund’s bias overall is pro-cyclical, although the Fund does employ more defensive type sub-advisors, and the prior fiscal year was a poor market environment for the Fund. Sector allocation was generally positive, but overwhelmed by stock selection. The primary driver of the Fund’s underperformance was stock selection in the consumer discretionary sector. Stock selection was negative in most sectors outside of healthcare where Pharmacyclics rising 150% helped returns. The underweight to energy would have been beneficial to performance, but the more oil price sensitive positions were hurt as the price of oil significantly declined during the fiscal year. These positions included Southwestern Energy and FMC Technologies. Notable positive contributors within the poor performing consumer discretionary sector were Time Warner and AMC Networks, while Ralph Lauren, Home Depot, and Scripps Networks were large detractors. Information technology, typically a strong sector for this fund, was hurt by a large underweight to Apple which rose 65% during the fiscal year.

The Sands portion of the portfolio had the poorest performance of the three managers. An overweight to energy, the worst performing sector, as well as poor stock selection, with holdings Southern Energy, FMC Technologies, and National Oilwell Varco contributed to underperformance. Stock selection in consumer discretionary was also a negative contributor as the internet related stocks like Priceline and Amazon had negative returns. HS Management was the only manager to outperform. Underweighting energy was the main contributor, along with strong stock selection in consumer discretionary (Time Warner and AMC Networks) and technology. Stock selection in the health care and consumer staples detracted from results. Columbia narrowly underperformed the benchmark. A strong performance in healthcare (Pharmacyclics) could not overcome poor stock selection in consumer discretionary (Michael Kors) and technology (ARM Holdings).

Parametric replaced SSGA as manager to the liquidity sleeve of the Fund in February of 2015. SSGA and Parametric utilize exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark. Their performance was in line with the benchmark.

Risk Considerations

The Fund invests in growth stocks which may be particularly sensitive to market conditions. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts which involves special risks and may increase volatility due to the use of leverage and management of these sophisticated type instruments. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2015

Comparison of Change in Value of a $10,000 Investment in

Mercer US Large Cap Growth Equity Shares vs. the

Russell 1000® Growth Index

As of March 31, 2015

This graph shows the performance of the Mercer US Large Cap Growth Equity Fund Class Y-3 shares versus the Russell 1000® Growth Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2015. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Large Cap Value Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the Russell 1000® Value Index.

Investment Strategy

The Fund invests principally in equity securities issued by large capitalization U.S. companies that are considered undervalued based on the stocks’ intrinsic values relative to their current market prices.

Performance

For the fiscal year ended March 31, 2015, the Fund’s Y-3 share class performance was 9.10% compared to its benchmark return of 9.33%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2015, the Fund employed five sub-advisors, Brandywine Global Investment Management, LLC (Brandywine), The Boston Company Asset Management, LLC (TBCAM), Robeco Investment Management, Inc. (Robeco), O’Shaughnessy Asset Management, LLC (O’Shaughnessy) and Parametric Portfolio Associates LLC (Parametric). Parametric replaced SSGA Funds Management, Inc. (SSGA) as manager to the liquidity sleeve of the Fund in February of 2015.

Brandywine seeks to build portfolios comprised of companies whose valuations are below the market but whose earnings growth prospects are equal or better than the market. The firm favors industry leaders with strong competitive positions and reasonable growth expectations given the team’s view of industry and overall economic conditions. TBCAM’s investment process is driven by bottom-up, fundamental security selection, combining traditional valuation measures with the identification of improving business momentum. Robeco’s process begins with a quantitative analysis that provides a statistical ranking of the investment universe based on valuation, momentum, and fundamental factors. The firm then applies fundamental analysis to those securities that includes validation of the quantitative analysis and fundamental research, including an in-depth review of the issuer’s financials. O’Shaughnessy uses a quantitative approach to find underpriced, high quality companies that are actively paying dividends to shareholders or are repurchasing shares, giving shareholders a greater share of company earnings. Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

For the Fund’s fiscal year, the market, as measured by the Russell 3000 Index, rose 12.4%, which exceeded expectations for the period, given the already strong five-year performance coming into the fiscal year. Overall, during the fiscal year, the market rewarded growth over value and the more cyclical stocks over defensive ones. Market moves seemed to depend more on anticipated Federal Reserve (Fed) actions than actual fundamentals and valuations. Bond markets tended to react in similar fashion, with rates on the 10 year (U.S. Treasury Bond) declining from 2.8% at the beginning of the fiscal year, to a low of 1.7% in late January before going back up to 2.1% by the end of the fiscal year. There was considerable uncertainty as to when the Federal Reserve will raise rates, which led to periods of volatility in the market. In the meantime, bond proxies (i.e., high dividend yielding stocks such as REITs and utilities) within equities experienced a sharp rise for the first three quarters of the fiscal year, only to correct during the fourth. This fact made value benchmarks difficult to beat as most active value managers find REITs and utilities very expensive and, therefore, are underweight in their portfolios relative to the benchmark. The energy sector declined as the price of oil was cut in half during this period. The amount of oil coming from shale finally caught up with demand causing a temporary oversupply of oil. While economic growth has been in an expected range of 2% to 3% growth, the market has continued to rise ahead of earnings growth. This rise has been largely on valuation expansion, evidence of an improved growth outlook. However, political and economic risks remain and the withdrawal of the Fed’s support is expected to increase the volatility of equity markets. Despite the risks, we expect stronger global growth for the next fiscal year driven by Europe and emerging markets, which will help the U.S. economy and earnings to support the current level of the markets.

Mercer US Large Cap Value Equity Fund

Among major U.S. equity indices, large cap and growth indices outperformed. The best performing index for the fiscal year among 62 U.S. indices was the Russell Top 200 Growth Dynamic Index and the worst was the Russell 2000® Value-DynamicTM Index, the only one posting negative returns. The best sectors and industries were an odd combination of pro-cyclical and defensive areas of the market. Procyclical biotech and technology outperformed alongside the more defensive REITs and utilities groups.

Within the Russell 1000® Value Index, the best performing sectors for the fiscal year were consumer discretionary, healthcare, and technology posting gains of 22.07% 21.21%, and 15.54%, respectively. Most sectors generated positive returns, with telecommunications and energy posting the only negative returns at -1.21% and -11.82%, respectively.

The Mercer U.S. Large Cap Value Equity Fund underperformed the Russell 1000® Value Index during the fiscal period. All the underperformance can be attributed to the underweight to REITs and utilities. The Fund employs a combination of yield-seeking, low price-to-earnings (A valuation ratio of a company’s current share price compared to its per-share earnings) and relative value sub-advisors that all enjoyed varying degrees of success over the year. The largest sources of excess return were in the industrials, energy and telecommunications.

O’Shaughnessy outperformed over the period. The primary driver of excess returns was an overweight position in the consumer discretionary sector and stock selection within the industrials sectors. Within the industrials sector Northrop Grumman, an aerospace and defense company, returned 32.15% for the fiscal year and was a strong contributor to stock selection within the sector. Stock selection in information technology was a negative for the fiscal year. Brandywine outperformed for the fiscal year. The primary driver of excess returns was stock selection in the industrials and telecommunication sectors. In industrials, an overweight position and good stock selection amongst airlines helped results. The holdings American Airlines and Delta Air Lines were significant positive contributors over the period. In telecommunication, China Mobile and Verizon were positive contributors. Stock selection in the energy and financials sectors detracted from results. The holdings Halliburton and Met Life were notable detractors, while underweight to REITs was also a detractor. Robeco underperformed for the fiscal year. Good stock selection in the energy, industrials and technology sectors helped results. Stock selection in the financials and healthcare sectors detracted from results. The Boston Company outperformed for the fiscal year and was the best performing manager. Good sector weighting decisions and stock selection in the healthcare, materials, and industrials sectors added value over the period. Stock selection in the financials sector, and underweighting REITs hampered results.

Parametric replaced SSGA as manager to the liquidity sleeve of the Fund in February of 2015. SSGA and Parametric utilize exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark. Their performance was in line with the benchmark.

Risk Considerations

Value investing involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts which involves special risks and may increase volatility due to the use of leverage and management of these sophisticated type instruments. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2015

Comparison of Change in Value of a $10,000 Investment in

Mercer US Large Cap Value Equity Shares vs. the

Russell 1000® Value Index

As of March 31, 2015

This graph shows the performance of the Mercer US Large Cap Value Equity Fund Class Y-3 shares versus the Russell 1000® Value Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2015. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Small/Mid Cap Growth Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500® Growth Index.

Investment Strategy

The Fund invests principally in equity securities issued by small-to-medium capitalization U.S. companies. The companies will generally have higher earnings and/or revenue growth histories or expectations relative to the Russell 2500® Growth Index.

Performance

For the fiscal year ended March 31, 2015, the Fund’s Y-3 share class performance was 11.11% compared to its benchmark return of 13.83%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2015, the Fund employed four sub-advisors, Jackson Square Partners, LLC (Jackson Square) (formerly Delaware Investments Fund Advisors), Palisade Capital Management, L.L.C. (Palisade), Westfield Capital Management Company, L.P. (Westfield) and Parametric Portfolio Associates LLC (Parametric). Parametric replaced SSGA Funds Management, Inc. (SSGA) as manager to the liquidity sleeve of the Fund in February of 2015.

Jackson Square uses a bottom-up fundamental process in seeking to find companies with attractive business models that generate strong free cash flow. They also believe in a concentrated portfolio and will typically hold approximately 25 to 30 holdings. Palisade believes companies with strong or improving prospects for growth generate superior returns. Palisade believes that fundamental research is the basis for identifying superior businesses, and that long term investment success is the result of owning fundamentally strong and dynamic companies trading at a discount to their growth rates. Palisade also believes that identifying a dynamic of change before it appears in consensus estimates leads to superior returns, and that management plays a significant role in the success of a company. Westfield employs a fundamental, bottom-up approach which seeks to identify reasonably priced stocks with high earnings growth potential. Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

For the Fund’s fiscal year, the market, as measured by the Russell 3000 Index, rose 12.4%, which exceeded expectations for the period, given the already strong five-year performance coming into the fiscal year. Overall, during the fiscal year, the market rewarded growth over value and the more cyclical stocks over defensive ones. Market moves seemed to depend more on anticipated Federal Reserve (Fed) actions than actual fundamentals and valuations. Bond markets tended to react in similar fashion, with rates on the 10 year (U.S. Treasury Bond) declining from 2.8% at the beginning of the fiscal year, to a low of 1.7% in late January before going back up to 2.1% by the end of the fiscal year. There was considerable uncertainty as to when the Federal Reserve will raise rates, which led to periods of volatility in the market. In the meantime, bond proxies (i.e., high dividend yielding stocks such as REITs and utilities) within equities experienced a sharp rise for the first three quarters of the fiscal year, only to correct during the fourth. This fact made value benchmarks difficult to beat as most active value managers find REITs and utilities very expensive and, therefore, are underweight in their portfolios relative to the benchmark. The energy sector declined as the price of oil was cut in half during this period. The amount of oil coming from shale finally caught up with demand causing a temporary oversupply of oil. While economic growth has been in an expected range of 2% to 3% growth, the market has continued to rise ahead of earnings growth. This rise has been largely on valuation expansion, evidence of an improved growth outlook. However, political and economic risks remain and the withdrawal of the Fed’s support is expected to increase the volatility of equity markets. Despite the risks, we expect stronger global growth for the next fiscal year driven by Europe and emerging markets, which will help the U.S. economy and earnings to support the current level of the markets.

Mercer US Small/Mid Cap Growth Equity Fund

Among major U.S. equity indices, large cap and growth indices outperformed. The best performing index for the fiscal year among 62 U.S. indices was the Russell Top 200 Growth Dynamic Index and the worst was the Russell 2000® Value-DynamicTM Index, the only one posting negative returns. The best sectors and industries were an odd combination of pro-cyclical and defensive areas of the market. Procyclical biotech and technology outperformed alongside the more defensive REITs and utilities groups.

Within the Russell 2500® Growth Index, the best performing sectors for the fiscal year were healthcare, consumer discretionary, and technology posting gains of 31.7%,13.6%, and 11.1%, respectively. Lagging sectors for the fiscal year were energy and telecommunications posting the only negative returns of -25.5% and -0.2%, respectively.

The Mercer US Small/Mid Cap Growth Equity Fund underperformed the Russell 2500® Growth Index for the period. The primary driver of underperformance was allocation and stock selection in the healthcare and energy sectors. Within healthcare the underweight to biotech was the main detractor. Energy holdings Core Laboratories and Bill Barrett were notable detractors. Consumer discretionary and technology provided good excess returns.

Palisade underperformed for the fiscal year. The primary driver of underperformance was stock selection in the energy and industrials sectors. In the energy sector oil price sensitive stocks such as Bill Barrett, Magnum Hunter, and Oasis Petroleum were a drag on relative returns. Although healthcare performance was a positive overall, the underweight to Biotech stocks was a drag on results. Jackson Square outperformed the index for the period. Jackson Square manages a quality-focused, concentrated and high tracking error portfolio with a long term investment horizon, which can result in performance varying significantly from year to year. The primary areas of outperformance were in the consumer discretionary and financials sectors. Good stock selection in the both sectors was additive to excess returns. Energy holding Core Laboratories was a detractor. Westfield underperformed for the period. The primary driver of underperformance for the period was stock selection in the healthcare sector. Aegerion Pharmaceuticals was down 43% during the period hurting performance. Allscripts Healthcare was also a detractor. Consumer discretionary and technology were both strong during the period.

Parametric replaced SSGA as manager to the liquidity sleeve of the Fund in February of 2015. SSGA and Parametric utilize exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark. Their performance was in line with the benchmark.

Risk Considerations

The Fund invests in growth stocks which may be particularly sensitive to market conditions. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts which involves special risks and may increase volatility due to the use of leverage and management of these sophisticated type instruments. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub advisors to allocate assets.

Mercer Funds

March 31, 2015

Comparison of Change in Value of a $10,000 Investment in

Mercer US Small/Mid Cap Growth Equity Shares vs. the

Russell 2500® Growth Index

As of March 31, 2015

This graph shows the performance of the Mercer US Small/Mid Cap Growth Equity Fund Class Y-3 shares versus the Russell 2500® Growth Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2015. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Small/Mid Cap Value Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500® Value Index.

Investment Strategy

The Fund invests principally in equity securities issued by small-to-medium sized capitalization U.S. companies. Generally, the Fund invests in stocks that appear to be undervalued based on the stocks’ intrinsic values relative to their current market prices.

Performance

For the fiscal year ended March 31, 2015, the Fund’s Y-3 share class performance was 4.27% compared to its benchmark return of 6.58%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2015, the Fund employed four sub-advisors, NWQ Investment Management Company, LLC (NWQ), Systematic Financial Management, L.P. (Systematic), River Road Asset Management, LLC (River Road) and Parametric Portfolio Associates LLC (Parametric). Parametric replaced SSGA Funds Management, Inc. (SSGA) as manager to the liquidity sleeve of the Fund in February of 2015.

NWQ uses bottom-up fundamental analysis to identify undervalued companies where catalysts for improved valuation exist. The firm seeks stocks that are mispriced or neglected by Wall Street with attractive risk/reward characteristics. Systematic’s investment philosophy is predicated on its belief that stock prices are a reflection of consensus earnings estimates, and as revisions to those estimates rise or fall, stock prices will move accordingly. Systematic applies a strategic combination of qualitative and quantitative research seeking to identify high-quality, attractively valued small and medium-sized companies exhibiting a confirmed catalyst for stock price appreciation. River Road believes inefficiencies can be captured in smaller capitalization and out-of-favor companies and in those securities with little analyst coverage. Through bottom-up, fundamental research, the team seeks companies with attractive, sustainable returns that are financially strong and trade at compelling valuations. Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

For the Fund’s fiscal year, the market, as measured by the Russell 3000 Index, rose 12.4%, which exceeded expectations for the period, given the already strong five-year performance coming into the fiscal year. Overall, during the fiscal year, the market rewarded growth over value and the more cyclical stocks over defensive ones. Market moves seemed to depend more on anticipated Federal Reserve (Fed) actions than actual fundamentals and valuations. Bond markets tended to react in similar fashion, with rates on the 10 year (U.S. Treasury Bond) declining from 2.8% at the beginning of the fiscal year, to a low of 1.7% in late January before going back up to 2.1% by the end of the fiscal year. There was considerable uncertainty as to when the Federal Reserve will raise rates, which led to periods of volatility in the market. In the meantime, bond proxies (i.e., high dividend yielding stocks such as REITs and utilities) within equities experienced a sharp rise for the first three quarters of the fiscal year, only to correct during the fourth. This fact made value benchmarks difficult to beat as most active value managers find REITs and utilities very expensive and, therefore, are underweight in their portfolios relative to the benchmark. The energy sector declined as the price of oil was cut in half during this period. The amount of oil coming from shale finally caught up with demand causing a temporary oversupply of oil. While economic growth has been in an expected range of 2% to 3% growth, the market has continued to rise ahead of earnings growth. This rise has been largely on valuation expansion, evidence of an improved growth outlook. However, political and economic risks remain and the withdrawal of the Fed’s support is expected to increase the volatility of equity markets. Despite the risks, we expect stronger global growth for the next fiscal year driven by Europe and emerging markets, which will help the U.S. economy and earnings to support the current level of the markets.

Mercer US Small/Mid Cap Value Equity Fund

Among major U.S. equity indices, large cap and growth indices outperformed. The best performing index for the fiscal year among 62 U.S. indices was the Russell Top 200 Growth Dynamic Index and the worst was the Russell 2000® Value-DynamicTM Index, the only one posting negative returns. The best sectors and industries were an odd combination of pro-cyclical and defensive areas of the market. Procyclical biotech and technology outperformed alongside the more defensive REITs and utilities groups.

Within the Russell 2500® Value Index, the best performing sectors for the fiscal year were healthcare, consumer discretionary, and consumer staples posting gains of 28.1%,15.9%, and 12.3%, respectively. Lagging sectors for the fiscal year were energy and materials posting the returns of -39.8% and -4.5%, respectively.

The Mercer U.S. Small/Mid Cap Value Equity Fund underperformed the Russell 2500® Value Index for the fiscal year. Stock selection in the consumer discretionary and consumer staples sectors were the biggest detractors. Good stock selection in the industrials and technology sectors was unable to offset the underperformance from other sectors. An underweight position to utilities and REITs was also a negative contributor to performance.

NWQ underperformed the benchmark, with the strategy posting poor results in consumer staples primarily due to negative contributions from the holdings Elizabeth Arden and Orkla. In the financials sector, underperformance was due to a severe underweight to REITs, and in the healthcare sector from the holding Bruker. Within technology, International Rectifier was taken over and added to excess returns along with Microsemi. Strong stock selection in industrials was also a positive. While River Road is expected to be a down market outperformer and support the fund during defensive environments, it underperformed primarily because of stock selection in the energy and materials sectors, as commodity sensitive stocks were all poor performers. Holdings in consumer discretionary were also big detractors along with underweights to REITs and utilities. Good stock selection in the industrials sector added 3.6% to excess returns led by holdings ADT Corp. and Insperity. Systematic posted strong returns and outperformed the benchmark for the period, primarily driven by stock selection. Selection was particularly good in the healthcare sector with the holding Centene rising 127% during the period, and Mallinckrodt and Universal Health Services also adding positively to relative results. Stock selection in the energy sector was also a positive, as they held some positions less sensitive to price of oil as in the case of the holding, PBF Energy, which had positive returns.

Parametric replaced SSGA as manager to the liquidity sleeve of the Fund in February of 2015. SSGA and Parametric utilize exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark. Their performance was in line with the benchmark.

Risk Considerations

Value investing involves the risk that an investment made in undervalued securities may not appreciate in value as anticipated or remain undervalued for long periods of time. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts which involves special risks and may increase volatility due to the use of leverage and management of these sophisticated type instruments. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub advisors to allocate assets.

Mercer Funds

March 31, 2015

Comparison of Change in Value of a $10,000 Investment in

Mercer US Small/Mid Cap Value Equity Shares vs. the

Russell 2500® Value Index

As of March 31, 2015

This graph shows the performance of the Mercer US Small/Mid Cap Value Equity Fund Class Y-3 shares versus the Russell 2500® Value Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2015. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Non-US Core Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI EAFE Index.

Investment Strategy

The Fund invests principally in equity securities issued by non-U.S. companies of any capitalization, located in the world’s developed and emerging capital markets.

Performance

For the fiscal year ended March 31, 2015, the Fund’s Y-3 share class performance was 0.19% compared to its benchmark return of -0.92%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2015, the Fund employed five sub-advisors, Arrowstreet Capital, Limited Partnership (Arrowstreet), American Century Investment Management, Inc. (American Century), Lingohr & Partner North America, Inc. (Lingohr), Massachusetts Financial Services Company (MFS) and Parametric Portfolio Associates LLC (Parametric). Parametric replaced SSGA Funds Management, Inc. (SSGA) as manager to the liquidity sleeve of the Fund in February of 2015.

Arrowstreet’s strategy seeks to outperform international equity benchmarks through risk-controlled core approach. The firm combines sound investment intuition and research with rigorous quantitative tools to identify mispriced stocks around the world. Arrowstreet believes that the key to generating alpha involves evaluating the prospects of a security considering both the characteristics of the stock itself (direct effects) as well as the characteristics of other related stocks (indirect effects). American Century manages a growth portfolio focused on identifying companies that are exhibiting accelerating, sustainable growth where the team sees upside to street earnings expectations. In implementing this strategy, American Century uses a bottom up approach to stock selection basing investment decisions primarily on extensive analysis of individual companies rather than broad economic forecasts. American Century will primarily invest in equity securities of companies located in at least three developed countries, excluding the United States. Lingohr manages a value portfolio, which consists of undervalued stocks identified through the firm’s disciplined, systematic, quantitative investment approach. Stock selection includes a fundamental qualitative overlay through the portfolio management team. This strategy invests opportunistically in emerging markets. MFS manages a value portfolio, which focuses on stocks whose long-term value they believe is not adequately reflected in the stock price. MFS invests opportunistically in emerging markets. Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

Global equity markets, as measured by the MSCI World Index, rose moderately and returned over 6% during the 12-month period ending March 31, 2015. U.S. equities were the market leaders with the S&P 500 Index up 12.7% for the fiscal year. The MSCI EAFE Index and MSCI Emerging Markets Index returned -0.92% and 0.44%, respectively, over the same time period.

Much of the increase in the global equity markets was supported by positive US economic data and a number of supportive central bank policy actions, including Bank of Japan’s decision to ramp up its quantitative easing programme and various stimulatory measures in China, Canada and the Eurozone. The increase in returns of the developed equity market came despite a number of key macroeconomic issues, including weakness in Europe and Japan, geopolitical concerns, slowdown in China, the growing expectations of a Fed rate hike and sharply falling oil prices. Within emerging markets, results were wide-ranging and driven by other events across individual countries.

Within the developed markets, there was heightened volatility during the year and a wide dispersion of returns among the key regions. U.S. led the market up by over 12%, followed by Asia/Pacific region, which also showed a relative strong performance returning over 7%. In contrast, the Euro-countries didn’t perform well, declining by over 6%. This performance

Mercer Non-US Core Equity Fund

reflects uneven macroeconomic environments and central bank policies, which resulted in mixed corporate performance. Whereas the US, the UK and Japan improved economically, the Euro area encountered headwind. While global monetary policy was largely in sync earlier last year, they started to diverge when the Fed’s quantitative easing program ended in October. This was followed by the European Central Bank, which started its quantitative easing program in the first quarter of 2015, surprising the market with the large size of the program. International stock and bond markets viewed this positively with many European sovereign bonds entering negative yield territory. One of the dominant themes that we saw during the fiscal year period is the continuation of the strengthening of the dollar against other key major currencies including Euro and Yen, that negatively impacted performance.

In this environment, the Mercer Non-US Core Equity Fund outperformed the MSCI EAFE Index by 1.11% for the 12-month period ending March 31, 2015. The Fund benefitted from a bias to stocks with positive fundamental momentum, such as price momentum and company level fundamental improvement, such as earnings growth and margin expansion. Positive outperformance was driven by strong stock selection in Western Europe, particularly strong selection in the Netherlands, Germany and Switzerland. Conversely, stock selection in Australia, Hong Kong and the U.K. detracted from performance. An allocation to emerging markets equity detracted from performance, in particular, stock selection in India and Russia. From a sector perspective, stock selection was mixed, with positive contributors in materials and consumer staples offset by negative selection in information technology and energy.

In aggregate, performance of the Fund’s sub-advisors was mixed, with two of the four active sub-advisors outperforming. However, the strong performance of the two sub-advisors, MFS and Arrowstreet, outpaced the underperformance of American Century and Lingohr. MFS led all sub-advisors by outperforming the index by 9.15%, as their style of investing in long-term value securities did well over the past fiscal year. Performance was driven primarily by strong stock selection in Western Europe, particularly in Germany and Switzerland. From a sector perspective, strong selection in consumer staples, financials and materials drove performance. Slightly offsetting the positive performance was negative selection in consumer discretionary. Another strong contributor for the fiscal year was Arrowstreet. Arrowstreet outperformed from a sector perspective as a result of positive sector allocation decisions and strong stock selection. Underweighting energy in favor of overweighting information technology and health care were the primary positive contributors. In addition, selection was strong in industrials, materials and consumer discretionary. From a regional perspective, the currency allocation decision to underweight the Euro contributed positively to performance. Offsetting some of the positives for Arrowstreet was negative stock selection in the financials and utilities sectors. American Century slightly underperformed due to negative selection in financials, consumer staples and industrials. Offsetting some of the negatives was strong selection in information technology and consumer discretionary. Lingohr underperformed for the period, primarily driven by country allocation and selection decisions. Country allocations were hurt by underweighting Japan and overweighting South Korea and Norway. Selection was negative in Australia, Norway and China with positive contributions from Finland and Japan. From a sector perspective, most of the underperformance was due to negative selection in the cyclical sectors such as industrials and energy. Slightly offsetting the negative performance were positive contributions as a result of overweighting the strong performing information technology and consumer discretionary sectors.

Parametric replaced SSGA as manager to the liquidity sleeve of the Fund in February of 2015. SSGA and Parametric utilize exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark. Their performance was in line with the benchmark.

Risk Considerations

The Fund invests in foreign and emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in derivative instruments such as exchange-listed equity futures contracts which involves special risks and may increase volatility due to the use of leverage and management of these sophisticated type instruments. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2015

Comparison of Change in Value of a $10,000 Investment in

Mercer Non-US Core Equity Shares vs. the

MSCI EAFE Index

As of March 31, 2015

This graph shows the performance of the Mercer Non-US Core Equity Fund Class Y-3 shares versus the MSCI EAFE Index from August 18, 2006, which is the inception date of the Fund, through March 31, 2015. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Core Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide total return, consisting of both current income and capital appreciation. The benchmark for the Fund is the Barclays U.S. Aggregate BondTM Index.

Investment Strategy

The Fund invests principally in investment grade fixed income securities, including government securities, corporate bonds and securitized bonds such as mortgage and asset-backed securities. The Fund may also invest in non-investment grade bonds, non-U.S. dollar denominated bonds, bonds issued by issuers located in emerging capital markets, and certain derivative instruments. The Fund may invest in derivative instruments, such as options, futures, and swap agreements. The Fund may engage in transactions in derivatives for a variety of purposes, including changing the investment characteristics of its portfolio, enhancing total returns or as a substitute for taking a position in an underlying asset.

Performance

For the fiscal year ended March 31, 2015, the Fund’s Y-3 share class performance was 5.43% compared to its benchmark return of 5.72%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2015, the Fund employed three sub-advisors, Dodge & Cox, Income Research and Management (IRM) and Prudential Investment Management, Inc. (Prudential).

Dodge & Cox manages its allocated portion of the Fund with an extended investment horizon supported by fundamental research and a strict valuation discipline. Their process emphasizes security-level research and individual security and sector selection to build a high-average-quality portfolio that seeks incremental yield versus the broad market. IRM manages its allocated portion based on the belief that careful security selection and higher portfolio income provide superior returns over the long term. Portfolios are constructed using a disciplined, bottom-up investment approach to select attractive securities from the U.S fixed income universe. Prudential manages its allocated portion of the Fund by seeking to maximize excess return opportunities from sustainable sources such as sector allocation, bottoms up security selection, coupled with a daily portfolio risk evaluation and monitoring process. Research-based security selection is a major source of added value via proprietary models to identify relative value and detailed technical review of issuers across the U.S. Treasury, Agency, Mortgage, Corporate Bond and Structured Product Sectors.

Market Commentary and Fund Performance

Over the one-year period ending March 31, 2015, U.S. fixed income market returns were positive, reflecting price increases associated with falling interest rates. Intermediate and long-term U.S. Treasury rates decreased between 0.36% and 0.79% year-over-year (with some interim volatility), while the short end of the yield curve remained anchored by the Federal Reserve’s (Fed) accommodative monetary policy. The longest U.S. Treasury rates fell the most over the period, leading to a flattening of the U.S. Treasury yield curve. Interest rates experienced volatility within each quarter, but the overall trend was down. This was largely driven by foreign investors buying U.S. Treasury securities as foreign central banks lowered rates and the U.S. Dollar appreciated, making U.S. Treasuries attractive to foreign buyers. U.S. market participants closely followed economic releases to get a sense of when the Fed would start raising rates which added to short term volatility. The Fed clarified the timing and the pace of future rate increases in the first quarter of 2015 which eased market fears of imminent increases.

Returns from securities not backed by a U.S. Government guarantee were positive, as they benefitted from the drop in interest rates, although spreads increased and they underperformed Treasuries with similar durations (excess returns). Longer maturity corporate bonds in particular performed poorly in terms of excess returns, despite solid corporate fundamentals and strong investor demand, as they could not keep pace with the drop in Treasury yields. Investment-grade corporate bond issuers continued issuing a large amount of new debt to take advantage of very low funding rates, exceeding the record breaking issuance of the prior year.

Mercer Core Fixed Income Fund

The fall in yields in the U.S. Treasury curve (i.e., rates lower) was the biggest contributing factor to returns over the twelve months ending March 31, 2015; absolute returns in fixed income were very substantial. Spread sectors (i.e., non-Treasury securities) provided lower returns in relation to similar-duration Treasuries (i.e., excess returns) while still registering large gains in absolute terms. The Fund’s return was positive in absolute terms although it underperformed in relation to the Barclays U.S. Aggregate Bond Index for the period. The Fund was hurt by its strategic overweight to spread sectors including an allocation to high yield. The Fund’s underweight to lower yielding U.S. Treasuries in the form of a shorter duration positioning or term structure bias (i.e. favoring certain maturities over others), relative to the index, also was detrimental to performance.

The respective performance results of each sub-advisor correlated with their risk posture, as more risk translated into less returns in this “risk-off” period. Dodge & Cox has the largest share of the risk allocation within the fund. Their bias towards corporate credit and avoidance of U.S. Treasuries, as well as a relatively shorter duration position, led them to have the weakest returns over the period. Prudential had a longer duration positioning versus the benchmark which was a positive contributor to performance as rates fell, but a more aggressive spread sector allocation which proved detrimental to performance. IRM’s agnostic duration positioning and higher quality corporate bias led them to outperform the benchmark over the period.

Risk Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline. The Fund may invest in more aggressive investments such as foreign securities which may expose the Fund to currency and exchange rate fluctuations, derivatives (futures, options, swaps) and high yield debt (also known as junk bonds) all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub- advisors to allocate assets.

Mercer Funds

March 31, 2015

Comparison of Change in Value of a $10,000 Investment in

Mercer Core Fixed Income Shares vs. the

Barclays U.S. Aggregate Bond™ Index

As of March 31, 2015

This graph shows the performance of the Mercer Core Fixed Income Fund Class Y-3 shares versus the Barclays US Aggregate Bond™ Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2015. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Opportunistic Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The Fund’s primary benchmark is the Bank of America Merrill Lynch Global High Yield 2% Constrained Index. The Fund’s secondary benchmark is a blended benchmark consisting of 50% JP Morgan Government Bond Index — Emerging Markets Global Diversified and 50% Bank of America Merrill Lynch Global High Yield 2% Constrained Index.

Investment Strategy

The Fund invests principally in fixed income securities of U.S. and non-U.S. issuers, including those in emerging and frontier markets. The Fund invests in various strategic and tactical global bond market opportunities without limitations in geography, issuer type, quality and currency denomination. The Fund may invest in derivatives such as futures (including among others, interest rate futures, swaps (currency, interest rate, credit default and total return), forwards, options, and credit-linked notes. The Fund may engage in transactions in derivatives for a variety of purposes, including hedging, risk management, efficient portfolio management, enhance total returns, or as a substitute for taking position in the underlying asset.

Performance

For the fiscal ended March 31, 2015, the Fund’s Y-3 share class performance was -7.36% compared to its primary benchmark return of -2.54% and secondary benchmark return of -6.89%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2015, the Fund employed two sub-advisors, Franklin Advisers, Inc. (Franklin) and Investec Asset Management US Limited (Investec).

In managing its allocated portion of the Fund’s portfolio, Franklin will typically invest in non-investment grade securities issued globally. Franklin is a research driven, fundamental investor that relies on a team of analysts to provide in-depth industry expertise, using both qualitative and quantitative analysis to evaluate issuers. Although bottom-up security selection forms the core part of Franklin’s process, it uses industry attractiveness when selecting investments. In managing its allocated portion of the Fund’s portfolio, Investec will invest in public sector, sovereign and corporate bonds issued by emerging market borrowers and those denominated in local emerging market currencies. Investec’s portfolio construction process promotes allocation to countries and currencies identified based on economic fundamentals, valuations and market price behavior.

Market Commentary and Fund Performance

For the twelve month period ending March 31, 2015, U.S. and global fixed income markets experienced a volatile period driven by a few broad underlying factors: the end of quantitative easing and more certainty as to the timing of rates increasing by the U.S. Federal Reserve Bank (Fed); pockets of weakness in select emerging market economies; a rally in U.S. dollar currency versus developed and emerging market currencies; and oil price declines creating mixed effects to energy importer and exporter economies.

The uncertainty in the global fixed income market created positive total returns for U.S. Treasury securities and negative total returns for low quality rated and non U.S. dollar denominated debt. U.S. Treasury securities prices move higher from foreign buying and nervousness that global growth would slow as a result of falling oil prices. The global high yield index experienced a widening in its risk premium by 1.1%, ending the fiscal year period with a risk premium of 5.0% and an overall yield of 6.3%. The volatile oil prices and a strong U.S. dollar negatively influenced the price action but the environment for corporate credit market outlook remained relatively stable. Low corporate default rates, stable business fundamentals and a favorable view on the overall yield level of the sector provided positive momentum to allow for a successful new issue underwriting environment.

Local emerging markets debt experienced a volatile environment during the twelve months ending March 31, 2015. Security valuations fluctuated as a result of the diversion of monetary policy between the U.S. and developed and emerging market

Mercer Opportunistic Fixed Income Fund

economies. U.S. rates moved higher with clarity the Fed was moving to a more restrictive policy, while China, Europe and emerging economies were in a accommodative monetary policy. Clarity on the end of the quantitative easing program followed by the first rate rise being more clearly on the horizon moved global capital to U.S. dollar denominated assets. Prospects of a strong U.S. dollar and favorable rates in U.S. Treasuries relative to developed markets brought flows to U.S. dollar markets. Chinese growth continues to moderate leading to rate cuts for the first time in two years. Elsewhere, growth forecasts were downgraded for a number of emerging market countries. More encouragingly the dramatic fall in oil prices, spurred by OPEC decision to maintain supply targets should be supportive for the majority of emerging markets.

In this environment, the Mercer Opportunistic Fixed Income Fund underperformed its primary benchmark by -4.82% and underperformed its secondary benchmark by -0.47% for the one year period. The Fund underperformed its primary benchmark because the global high yield market performed better compared to the local emerging markets debt. Since the Fund invests in both global high yield and local emerging markets debt, the comparison to the secondary benchmark is meaningful.

In the fiscal year, Franklin underperformed. This was driven primarily by a strong commitment to being long the High Yield market. Both industry allocation and security selection detracted from performance, while currency position had a favorable impact on relative returns. Franklin started to build an energy sector over-weight before the economic impact of oil price weakness was fully priced into the market, hence leading to underperformance. Spread widening from oil and dollar impact on global economics coupled with Franklin’s aggressive view on down-in-quality in the portfolio impacted performance negatively during the year. Investec outperformed for the period. The majority of outperformance came from FX and currency selection. Volatility in currency from U.S. dollar and oil impact was high which created opportunities to use the firm’s skill in analysis and trading to generate positive value from currency positioning. Selection in bonds without consideration for the currency impact results in decisions in duration, country selection and curve/issue selection. During the period Investec performed best in the duration curve/issue selection group.

Risk Considerations

The Fund invests in non-investment grade and emerging market fixed income securities which involves certain risks such as higher volatility, currency fluctuation, political and social instability and reduced market liquidity. The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, call and interest rate risk. The Fund may invest in more aggressive investments such as derivatives (futures, options, swaps) all of which may cause greater volatility and less liquidity. Derivatives are more sensitive to changes in market conditions and may amplify risks. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2015

Comparison of Change in Value of a $10,000 Investment in

Mercer Opportunistic Fixed Income Shares vs. the

Bank of America ML Global High Yield 2% Constrained Index Unhedged and the Fund’s Secondary Index1

As of March 31, 2015

This graph shows the performance of the Mercer Opportunistic Fixed Income Fund Class Y-3 shares versus the Bank of America ML Global High Yield 2% Constrained Index Unhedged and the Fund’s Secondary Index1 from August 21, 2013, which is the inception date of the Fund, through March 31, 2015. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

1 The Mercer Opportunistic Fixed Income Fund’s Secondary Index is a blended benchmark consisting of 50% JP Morgan Government Bond Index — Emerging Markets Global Diversified USD Unhedged and 50% Bank of America ML Global High Yield 2% Constrained Index Unhedged.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Emerging Markets Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI Emerging Markets Index.

Investment Strategy

The Fund invests principally in equity securities of large, medium and small capitalization companies, located in emerging markets, other investments that are tied economically to emerging markets, as well as in American, European and Global Depository receipts. Stock index futures and various types of swaps may be used to implement the country selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency.

Performance

For the fiscal year ended March 31, 2015, the Fund’s Y-3 share class performance was 0.81% compared to its benchmark return of 0.44%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2015, the Fund employed five sub-advisors, AQR Capital Management, LLC (AQR), Kleinwort Benson Investors International Ltd. (KBI), Investec Asset Management US Limited (Investec), Vontobel Asset Management, Inc. (Vontobel) and Parametric Portfolio Associates LLC (Parametric). Parametric replaced SSGA Funds Management, Inc. (SSGA) as manager to the liquidity sleeve of the Fund in February of 2015.

AQR employs a systematic, research-driven investment approach focused on sourcing alpha (i.e., excess return relative to the benchmark) from currency, country and security selection strategies. AQR’s proprietary investment process uses fundamental factors, such as value, momentum and quality within the alpha models. AQR uses quantitative tools to construct optimized portfolios based on this diversified set of fundamental factors, along with estimates of risk and transactions costs. KBI manages a systematic process focusing on quality firms growing their dividend yield. The portfolio construction process uses sector and region constraints to minimize uncompensated risks to ensure the majority of risk is associated with the alpha model. Investec uses a 4-Factor Model comprised of Strategy, Value, Earnings and Technicals, to build its portfolio. Investec’s strategy looks for high quality, attractively valued companies which have improving operating performance and are receiving increasing investor attention. Vontobel uses a fundamental process to identify high quality, sustainable growth companies in businesses with high barrier to entry. Vontobel’s risk management process focused on capital preservation and manages risk in absolute terms. Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

Global equity markets, as measured by the MSCI World Index, rose moderately and returned over 6% during the 12-month period ending March 31, 2015. U.S. equities were the market leaders with the S&P 500 Index up 12.7% for the fiscal year. The MSCI EAFE Index and MSCI Emerging Markets Index returned -0.92% and 0.44%, respectively, over the same time period.

Much of the increase in the global equity markets was supported by positive US economic data and a number of supportive central bank policy actions, including Bank of Japan’s decision to ramp up its quantitative easing programme and various stimulatory measures in China, Canada and the Eurozone. The increase in returns of the developed equity market came despite a number of key macroeconomic issues, including weakness in Europe and Japan, geopolitical concerns, slowdown in China, the growing expectations of a Fed rate hike and sharply falling oil prices. Within emerging markets, results were wide-ranging and driven by other events across individual countries.

Looking into the actual performance of the developed markets, the 0.44% return of the Emerging Markets Index for the fiscal year understates the wide dispersion of outcomes within emerging markets and the volatile period that it went through.

Mercer Emerging Markets Equity Fund

The best performing market rose +26% in the period, whilst the worst fell -64%. The heightened volatility was driven by a number of macro issues including falling commodity prices and a strengthening US dollar, which negatively impacted emerging markets. Commodity prices fell over the period, with slowing economic growth, particularly in China, hurting demand for many commodities. Increased production combined with moderate demand weighed heavily on oil prices, and the strength of the US dollar also contributed to commodity price weakness.

The widely disparate performance was evident in the major emerging market countries, notably the BRIC nations, with China and India, each up over 20%, but Brazil and Russia declining by over 25%. During the period concerns over decelerating economic growth and the structural imbalances in the Chinese economy, were gradually alleviated by relaxation of economic policy to a more stimulative stance, and moves to improve regulation of China’s financial sector. India also performed well, as the market celebrated the election of Prime Minister Modi and his BJP party. This was the first majority government in India for 30 years, and the markets looked forward to significant economic reform, hopes that have so far only partially been met. In Brazil, the market was disappointed by the re-election of President Dilma Rousseff in addition to the country’s economy and politics roiled by a massive corruption scandal at the national oil company Petrobras. This is still to be resolved, and has depressed market sentiment and — in particular — the Brazilian currency, the Real. Within Russia, conflicts arose between Russia and Ukraine during the year, and Western governments responded with sanctions. Falling oil prices compounded Russia’s issues, with Russian equities and Ruble among the weakest performers over the period.

In this environment, the Mercer Emerging Markets Equity Fund outperformed the MSCI Emerging Markets Index by 0.37% for the 12-month period ending March 31, 2015. Much of the outperformance was driven by the Fund’s currency positioning, particularly from being underweight the Brazilian Real and the Russian Ruble, which is an indirect result from being underweight these two countries. The fund’s defensive positioning that targets sustainable levels of profitability and positive exposures to defensive sectors also contributed positively. Stock selection was negative overall, particularly within materials, energy and consumer staples but this was offset by allocation decisions, both at the country and sector levels.

In aggregate, performance of the Fund’s sub-advisors was strong with three of the four sub-advisors outperforming against the benchmark. KBI was the only manager that underperformed during the period. Vontobel was by far the best performing manager, outperforming by over 6%. An overweight to India, combined with stock selection in the country, contributed to relative returns. Additionally, an underweight to Korea and stock selection in Brazil also helped performance. AQR and Investec also outperformed the index during this time period, each by over 1%. AQR uses three distinct alpha models of which country selection was the main contributor followed by stock selection while the currency selection detracted. The positive contribution from country selection was driven by an overweight to China and an underweight to South Korea and Greece. Investec’s outperformance was driven by strong stock selections, particularly within information technology, financials and energy. Overweight to India as well as strong stock selection within India and underweight to Greek also contributed positively. Almost all of KBI’s underperformance can be explained via its stock selection decisions, which is the result of how they construct their portfolio with regional constraints. During the fiscal year period, KBI benefitted from strong stock selection in Chinese banks as well as avoiding few stocks in the energy sector. However, these benefits were outweighed by some strong performance from other stocks that are not held in the company, specifically in some of the higher growth sectors.

Parametric replaced SSGA as manager to the liquidity sleeve of the Fund in February of 2015. SSGA and Parametric utilize exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark. Their performance was in line with the benchmark.

Risk Considerations

The Fund invests in emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in more aggressive investments such as mortgage- and asset-backed securities and derivatives (futures, forwards, options, swaps) all of which may cause greater volatility and less liquidity. Derivatives are more sensitive to changes in market conditions and may amplify risks. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub advisors to allocate assets.

Mercer Funds

March 31, 2015

Comparison of Change in Value of a $10,000 Investment in

Mercer Emerging Markets Equity Shares vs. the

MSCI Emerging Markets Index

As of March 31, 2015

This graph shows the performance of the Mercer Emerging Markets Equity Fund Class Y-3 shares versus the MSCI Emerging Markets Index from May 1, 2012, which is the inception date of the Fund, through March 31, 2015. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer Global Low Volatility Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is to provide long-term total return, which includes capital appreciation and income. The benchmark for the Fund is the MSCI World Index.

Investment Strategy

The Fund invests principally in equity securities of U.S. and foreign issuers, of large, medium and small capitalization companies. Stock index futures and various types of swaps may be used to implement the equity security selection component of the Fund’s investment strategy. Currency forwards may be used to make stock-selection and country allocation decisions independently of the underlying currency.

Performance

For the fiscal year ended March 31, 2015, the Fund’s Y-3 share class performance was 5.80% compared to its benchmark return of 6.03%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2015, the Fund employed five sub-advisors, Acadian Asset Management LLC (Acadian), MFG Asset Management (MFG), First Eagle Investment Management, LLC (First Eagle), Martingale Asset Management, L.P. (Martingale) and Parametric Portfolio Associates LLC (Parametric). On February 24, 2015, Martingale was added to the Fund as a sub-advisor. Parametric replaced SSGA Funds Management, Inc. (SSGA) as manager to the liquidity sleeve of the Fund in February of 2015.

Acadian’s process uses both risk analysis and stock forecasts to create the portfolio. The process uses a risk model to determine the systematic risk and the level of volatility of each stock in the investable universe. Once a stock’s risk is determined, Acadian uses its stock forecast model as an overlay to determine the optimal mix of securities. The security return forecasting model incorporates five categories including value, growth, risk, macroeconomic, and technical factors. MFG screens the universe of investable global stocks to identify high quality companies based on key quality criteria: the sustainability of a company’s competitive advantages; the predictability and reliability of future cash flows and earnings; the extent to which management will act in the best interest of shareholders; and re-investment potential. MFG then evaluates investment opportunities quantitatively incorporating both long-term intrinsic value and three-year forecast total shareholder returns using MFG’s proprietary forecasts. Portfolio construction is determined by each stock’s ranking based on the qualitative assessment of the key criteria, the quantitative assessment driven by valuation, and detailed macroeconomic research within a robust risk management framework. From time to time, MFG may hold up to 20% of its portion of the Fund in cash if warranted by their assessment of the macro environment. First Eagle can be broadly characterized as value in approach, looking to identify companies selling at, what First Eagle believes to be, a discount to intrinsic value with the goal being to avoid permanent impairment of capital (as opposed to temporary losses in share value relating to shifting investor sentiment or other normal share price volatility). First Eagle’s primary valuation measure is the ratio of enterprise value to normalized earnings before interest and taxes, although other metrics can be applied depending on the company or industry. If stocks are deemed too expensive, based on their bottom up valuation analysis, cash and cash equivalents or bonds will be held instead, up to 20% of its portion of the Fund. In addition, a gold exposure is maintained (both through gold-backed exchange traded funds and the equities of gold mining companies), with the view that it is a potential portfolio hedge. Martingale’s approach to low volatility investing is built around a risk-adjusted Smart Index methodology which promotes broad and stable diversification combined with a valuation overlay which favors low risk companies with stronger fundamentals. Martingale’s systematic stock evaluation incorporates measures of relative valuation, growth and quality, along with each security’s risk properties. Parametric utilizes exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark.

Market Commentary and Fund Performance

Global equity markets, as measured by the MSCI World Index, rose moderately and returned over 6% during the 12-month period ending March 31, 2015. U.S. equities were the market leaders with the S&P 500 Index up 12.7% for the fiscal year. The MSCI EAFE Index and MSCI Emerging Markets Index returned -0.92% and 0.44%, respectively, over the same time period.

Mercer Global Low Volatility Equity Fund

Much of the increase in the global equity markets was supported by positive US economic data and a number of supportive central bank policy actions, including Bank of Japan’s decision to ramp up its quantitative easing program and various stimulatory measures in China, Canada and the Eurozone. The increase in returns of the developed equity market came despite a number of key macroeconomic issues, including weakness in Europe and Japan, geopolitical concerns, slowdown in China, the growing expectations of a Fed rate hike and sharply falling oil prices. Within emerging markets, results were wide-ranging and driven by other events across individual countries.

Within the developed markets, there was heightened volatility during the year and a wide dispersion of returns among the key regions. U.S. led the market up by over 12%, followed by Asia/Pacific region, which also showed a relative strong performance returning over 7%. In contrast, the Euro-countries didn’t perform well, declining by over 6%. This performance reflects uneven macroeconomic environments and central bank policies, which resulted in mixed corporate performance. Whereas the US, the UK and Japan improved economically, the Euro area encountered headwind. While global monetary policy was largely in sync earlier last year, they started to diverge when the Fed’s quantitative easing program ended in October. This was followed by the European Central Bank, which started its quantitative easing program in the first quarter of 2015, surprising the market with the large size of the program. International stock and bond markets viewed this positively with many European sovereign bonds entering negative yield territory. One of the dominant themes that we saw during the fiscal year period is the continuation of the strengthening of the dollar against other key major currencies including Euro and Yen, that negatively impacted performance.

In this environment, the Mercer Global Low Volatility Equity Fund returned 5.80%, underperforming the MSCI World Index by 0.23% for the 12-month period ending March 31, 2015. The Fund’s defensive posture — lower risk and volatility — was positive for the fund as these factors slightly outperformed. However, the fund’s strategic allocation to cash and gold were the biggest detractors. Overall, the Fund had positive stock selection at both sector as well as country levels, but negative attribution resulting from allocation decisions as well as currency impact.

The Fund’s defensive posture — Acadian’s focus on low volatility stocks and First Eagle’s strategic weight to gold and cash — was a drag on relative performance during the fiscal year. The majority of relative underperformance was during the third and fourth calendar quarters of 2014; the Fund returned an 11.6% gain while the MSCI World Index rose 16.8% during the 6-month period. The defensive sector allocations such as overweight positions in consumer staples, a gold-backed exchange traded fund, and utilities detracted from performance. In addition, unfavorable security selection in consumer discretionary, utilities, and materials contributed negatively to performance. From a country perspective, negative selection in the U.S., United Kingdom, and France also hurt relative performance. Offsetting some of the negatives was strong stock selection in technology and industrials and underweight positions in sector laggards, energy and materials.

In aggregate, performance of the Fund’s sub-advisors was strong with three of the four sub-advisors outperforming against the benchmark. Magellan, Acadian and Martingale outperformed the benchmark while First Eagle underperformed. Magellan’s performance was supported by its investments in US home-improvement companies, Lowe’s and Home Depot, which benefitted from the recovery of the housing market. Other areas of strengths that benefitted the portfolio were the strategy’s investment in payments network businesses and the financial sector. Magellan increased its cash positioning to approximately 10% in August to reinforce the strategy’s defensive positioning given their concerns about elevated market risks and this slightly detracted from their performance. Acadian’s strategy outperformed the benchmark, driven by a combination of stock selection and relatively smaller exposure to the energy and materials sectors, along with an emphasis on the healthcare and consumer staples sectors. Martingale is a new manager in the Fund and their outperformance resulted from emphasis on lower beta stocks as well as being less concentrated in the highest capitalization firms. First Eagle lagged the benchmark, with the majority of underperformance driven by a strategic allocation to gold and a tactical allocation to cash which both underperformed as the equity markets rallied. Offsetting some of the negative performance was their country allocation decisions particularly being overweight Japan as well as strong stock selection within the country.

Parametric replaced SSGA as manager to the liquidity sleeve of the Fund in February of 2015. SSGA and Parametric utilize exchange-traded futures to generate market exposure corresponding to the Fund’s benchmark. Their performance was in line with the benchmark.

Mercer Global Low Volatility Equity Fund

Risk Considerations

The Fund invests in emerging market securities which involves certain risks such as currency volatility, political and social instability and reduced market liquidity. Emerging markets may be more volatile and less liquid than more developed markets and therefore may involve greater risks. Investments made in small and mid-capitalization companies may be more volatile and less liquid due to limited resources or product lines and more sensitive to economic factors. The Fund may invest in more aggressive investments such as mortgage- and asset-backed securities and derivatives (futures, options, swaps) all of which may cause greater volatility and less liquidity. Derivatives are more sensitive to changes in market conditions and may amplify risks. The Fund may experience high portfolio turnover which may result in higher costs and capital gains. The Fund’s volatility may be amplified by its ability to select sub-advisors to allocate assets.

Mercer Funds

March 31, 2015

Comparison of Change in Value of a $10,000 Investment in

Mercer Global Low Volatility Equity Shares vs. the

MSCI World Index

As of March 31, 2015

This graph shows the performance of the Mercer Global Low Volatility Equity Fund Class Y-3 shares versus the MSCI World Index from November 6, 2012, which is the inception date of the Fund, through March 31, 2015. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes. The Fund may charge a 2% redemption fee on shares owned less than 30 days.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-866-658-9896 for the Fund’s most recent month-end performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased.

Mercer US Large Cap Growth Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	COMMON STOCKS — 96.1%

	Agriculture — 1.6%

52,513	Monsanto Co.	5,909,813

	Apparel — 7.1%

239,275	LVMH Moet Hennessy Louis Vuitton SE, Unsponsored ADR	8,432,051
84,425	NIKE, Inc. Class B	8,470,360
69,000	Ralph Lauren Corp.	9,073,500

		25,975,911

	Auto Manufacturers — 0.6%

11,499	Tesla Motors, Inc.* ‡	2,170,666

	Beverages — 2.3%

18,050	Anheuser-Busch InBev NV, Sponsored ADR	2,200,476
55,255	Diageo Plc, Sponsored ADR	6,109,545

		8,310,021

	Biotechnology — 9.2%

36,511	Alexion Pharmaceuticals, Inc.*	6,327,356
19,743	Biogen, Inc.*	8,336,284
32,062	Celgene Corp.*	3,696,107
20,343	Illumina, Inc.*	3,776,475
7,334	Intercept Pharmaceuticals, Inc.*	2,068,335
11,800	Regeneron Pharmaceuticals, Inc.*	5,327,464
33,938	Vertex Pharmaceuticals, Inc.*	4,003,666

		33,535,687

	Commercial Services — 5.0%

276,536	Visa, Inc. Class A	18,088,220

	Computers — 3.4%

71,105	Apple, Inc.	8,847,595
54,041	Cognizant Technology Solutions Corp. Class A*	3,371,618

		12,219,213

	Distribution & Wholesale — 1.9%

29,575	W.W. Grainger, Inc.	6,974,081

	Diversified Financial Services — 1.1%

86,900	Charles Schwab Corp. (The)	2,645,236
67,700	LendingClub Corp.* ‡	1,330,305

		3,975,541

	Electrical Components & Equipment — 0.4%

35,138	Mobileye NV*	1,476,850

	Food — 5.2%

114,825	General Mills, Inc.	6,499,095

See accompanying Notes to the Financial Statements.	29

Mercer US Large Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Food — continued

82,775	Nestle SA, Sponsored ADR	6,226,385
115,525	Whole Foods Market, Inc.	6,016,542

		18,742,022

	Internet — 23.8%

73,378	Alibaba Group Holding, Ltd., Sponsored ADR*	6,107,985
28,268	Amazon.com, Inc.*	10,518,523
33,583	Baidu, Inc., Sponsored ADR*	6,998,697
90,011	Facebook, Inc. Class A*	7,400,254
6,410	Google, Inc. Class A*	3,555,627
22,775	Google, Inc. Class C*	12,480,700
27,810	LinkedIn Corp. Class A*	6,948,606
24,449	MercadoLibre, Inc.‡	2,995,491
17,545	Priceline Group (The), Inc.*	20,425,012
82,858	Splunk, Inc.*	4,905,194
81,909	Twitter, Inc.*	4,102,003

		86,438,092

	Lodging — 0.7%

43,800	Las Vegas Sands Corp.	2,410,752

	Media — 10.6%

118,300	AMC Networks, Inc. Class A*	9,066,512
82,975	Nielsen NV	3,698,196
123,475	Scripps Networks Interactive, Inc. Class A	8,465,446
95,450	Time Warner, Inc.	8,059,798
70,100	Twenty-First Century Fox, Inc. Class A	2,372,184
64,275	Walt Disney Co. (The)	6,741,805

		38,403,941

	Metal Fabricate & Hardware — 0.6%

10,336	Precision Castparts Corp.	2,170,560

	Oil & Gas — 1.4%

126,919	Cabot Oil & Gas Corp.	3,747,918
64,300	Southwestern Energy Co.*	1,491,117

		5,239,035

	Oil & Gas Services — 2.0%

109,897	FMC Technologies, Inc.*	4,067,288
37,400	Schlumberger, Ltd.	3,120,656

		7,187,944

	Pharmaceuticals — 2.6%

26,200	BioMarin Pharmaceutical, Inc.*	3,265,044
63,720	Bristol-Myers Squibb Co.	4,109,940
36,500	Novo Nordisk AS, Sponsored ADR	1,948,735

		9,323,719

30	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares		Description	Value ($)

		Retail — 7.5%

99,150		Cheesecake Factory (The), Inc.	4,891,069
5,700		Chipotle Mexican Grill, Inc.*	3,708,078
54,775		Lululemon Athletica, Inc.*	3,506,695
53,182		Michael Kors Holdings, Ltd.*	3,496,717
31,900		Starbucks Corp.	3,020,930
30,060		Tractor Supply Co.	2,556,904
74,075		Williams-Sonoma, Inc.	5,904,518

			27,084,911

		Semiconductors — 2.2%

120,031		ARM Holdings Plc, Sponsored ADR	5,917,528
22,000		ASML Holding NV	2,222,660

			8,140,188

		Software — 5.2%

24,100		Adobe Systems, Inc.*	1,781,954
14,100		athenahealth, Inc.* ‡	1,683,399
41,400		Cerner Corp.*	3,032,964
114,898		Salesforce.com, Inc.*	7,676,335
22,010		ServiceNow, Inc.*	1,733,948
35,182		VMware, Inc. Class A*	2,885,276

			18,793,876

		Transportation — 1.7%

62,825		United Parcel Service, Inc. Class B	6,090,256

		TOTAL COMMON STOCKS (COST $302,978,989)	348,661,299

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 6.5%

		Bank Deposit — 4.2%

15,213,862		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/15	15,213,862

		Securities Lending Collateral — 2.3%

8,089,381		State Street Institutional U.S. Government Money Market Fund, Premier Class***	8,089,381

		TOTAL SHORT-TERM INVESTMENTS (COST $23,303,243)	23,303,243

		TOTAL INVESTMENTS — 102.6% (Cost $326,282,232)	371,964,542

		Other Assets and Liabilities (net) — (2.6)%	(9,266,156)

		NET ASSETS — 100.0%	$362,698,386

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

	*	Non-income producing security

	‡	All or a portion of this security is out on loan.

	***	Represents an investment of securities lending cash collateral.

See accompanying Notes to the Financial Statements.	31

Mercer US Large Cap Growth Equity Fund

Schedule of Investments (Continued)

March 31, 2015

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
53	S&P 500 E-mini Index	June 2015	$5,461,120	$(106,530)
17	S&P Mid 400 E-mini Index	June 2015	2,583,660	13,337
32	NASDAQ 100 E-mini Index	June 2015	2,770,880	(81,867)

				$(175,060)

32	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Growth Equity Fund

Schedule of Investments (Continued)

March 31, 2015

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	96.1
Futures Contracts	0.0
Short-Term Investments	6.5
Other Assets and Liabilities (net)	(2.6)

100.0%

See accompanying Notes to the Financial Statements.	33

Mercer US Large Cap Value Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	COMMON STOCKS — 95.6%

	Advertising — 0.4%

40,103	Interpublic Group of Cos. (The), Inc.	887,078
5,804	Omnicom Group, Inc.	452,596

		1,339,674

	Aerospace & Defense — 3.9%

5,855	General Dynamics Corp.	794,699
10,690	Lockheed Martin Corp.	2,169,642
30,494	Northrop Grumman Corp.	4,908,314
19,930	Raytheon Co.	2,177,353
35,883	United Technologies Corp.	4,205,488

		14,255,496

	Airlines — 1.7%

43,560	American Airlines Group, Inc.	2,299,097
74,559	Delta Air Lines, Inc.	3,352,173
8,949	United Continental Holdings, Inc.*	601,820

		6,253,090

	Auto Manufacturers — 2.4%

87,003	General Motors Co.	3,262,612
24,700	Oshkosh Corp.	1,205,113
30,730	Toyota Motor Corp., Sponsored ADR‡	4,298,820

		8,766,545

	Auto Parts & Equipment — 0.6%

5,492	Delphi Automotive Plc	437,932
8,325	Lear Corp.	922,576
11,686	Magna International, Inc. Class A	627,071

		1,987,579

	Banks — 5.1%

223,074	Bank of America Corp.	3,433,109
20,565	BB&T Corp.	801,829
43,814	Capital One Financial Corp.	3,453,419
23,730	Fifth Third Bancorp	447,311
33,117	Grupo Financiero Santander Mexico SAB de CV Class B, ADR	361,638
21,443	PNC Financial Services Group, Inc.	1,999,345
36,843	Regions Financial Corp.	348,166
141,684	Wells Fargo & Co.	7,707,610

		18,552,427

	Beverages — 1.6%

88,490	Coca-Cola Enterprises, Inc.	3,911,258
12,008	Molson Coors Brewing Co. Class B	893,995
10,916	PepsiCo, Inc.	1,043,788

		5,849,041

34	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Biotechnology — 0.1%

6,000	PTC Therapeutics, Inc.*	365,100

	Building Materials — 0.9%

62,800	Louisiana-Pacific Corp.*	1,036,828
11,069	Martin Marietta Materials, Inc.	1,547,446
16,950	Owens Corning	735,630

		3,319,904

	Chemicals — 2.6%

6,401	CF Industries Holdings, Inc.	1,815,836
15,020	Dow Chemical Co. (The)	720,660
12,000	Eastman Chemical Co.	831,120
34,295	Huntsman Corp.	760,320
28,494	LyondellBasell Industries NV Class A	2,501,773
60,870	Mosaic Co. (The)	2,803,672
3,547	Potash Corp. of Saskatchewan, Inc.	114,391

		9,547,772

	Commercial Services — 0.3%

21,360	Apollo Education Group, Inc.*	404,131
2,899	McKesson Corp.	655,754

		1,059,885

	Computers — 4.1%

40,224	Apple, Inc.	5,005,073
74,200	Brocade Communications Systems, Inc.	880,383
82,297	EMC Corp.	2,103,511
7,124	International Business Machines Corp.	1,143,402
46,955	NetApp, Inc.	1,665,024
1,720	SanDisk Corp.	109,427
54,106	Seagate Technology Plc	2,815,135
11,905	Western Digital Corp.	1,083,474

		14,805,429

	Diversified Financial Services — 11.3%

25,865	Ally Financial, Inc.*	542,648
8,071	Ameriprise Financial, Inc.	1,056,010
59,807	Berkshire Hathaway, Inc. Class B*	8,631,346
30,120	Blackstone Group (The), LP	1,171,367
12,193	CIT Group, Inc.	550,148
159,371	Citigroup, Inc.	8,210,794
32,788	Discover Financial Services	1,847,604
11,601	Goldman Sachs Group, Inc. (The)	2,180,640
17,090	Invesco, Ltd.	678,302
159,849	JPMorgan Chase & Co.	9,683,652
89,330	KKR & Co., LP	2,037,617
18,896	Leucadia National Corp.	421,192
44,685	Morgan Stanley	1,594,808

See accompanying Notes to the Financial Statements.	35

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Diversified Financial Services — continued

66,600	Santander Consumer USA Holdings, Inc.	1,541,124
26,571	TD Ameritrade Holding Corp.	990,035

		41,137,287

	Electric — 0.3%

89,630	AES Corp.	1,151,745

	Electrical Components & Equipment — 0.3%

7,450	Emerson Electric Co.	421,819
11,100	Generac Holdings, Inc.*	540,459

		962,278

	Electronics — 0.8%

10,596	Agilent Technologies, Inc.	440,264
7,258	Keysight Technologies, Inc.*	269,635
16,817	TE Connectivity, Ltd.	1,204,433
18,836	Tyco International Plc	811,078

		2,725,410

	Engineering & Construction — 0.4%

21,800	Chicago Bridge & Iron Co. NV‡	1,073,868
4,980	Fluor Corp.	284,657

		1,358,525

	Entertainment — 0.2%

11,930	Six Flags Entertainment Corp.	577,531

	Food — 1.3%

18,446	ConAgra Foods, Inc.	673,832
4,990	Kellogg Co.	329,091
92,788	Koninklijke Ahold NV, Sponsored ADR	1,824,212
18,096	Mondelez International, Inc. Class A	653,085
35,580	Tyson Foods, Inc. Class A	1,362,714

		4,842,934

	Forest Products & Paper — 0.4%

14,755	International Paper Co.	818,755
12,910	MeadWestvaco Corp.	643,822

		1,462,577

	Gas — 0.2%

9,595	Energen Corp.	633,270

	Health Care - Products — 1.7%

26,252	Boston Scientific Corp.*	465,973
1,010	Intuitive Surgical, Inc.*	510,080
24,264	Johnson & Johnson	2,440,959

36	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Health Care - Products — continued

26,495	Medtronic Plc	2,066,345
7,015	Zimmer Holdings, Inc.	824,403

		6,307,760

	Health Care - Services — 2.2%

6,679	Aetna, Inc.	711,514
13,675	Anthem, Inc.	2,111,557
4,772	Humana, Inc.	849,511
7,300	Laboratory Corp. of America Holdings*	920,457
27,551	Quest Diagnostics, Inc.	2,117,294
11,262	UnitedHealth Group, Inc.	1,332,182

		8,042,515

	Holding Companies - Diversified — 0.2%

27,000	Horizon Pharma Plc* ‡	701,190

	Insurance — 6.7%

13,350	ACE, Ltd.	1,488,391
58,439	Allstate Corp. (The)	4,159,104
12,387	American International Group, Inc.	678,684
6,770	Aon Plc	650,732
4,974	Everest Re Group, Ltd.	865,476
44,995	Hartford Financial Services Group, Inc. (The)	1,881,691
20,410	Lincoln National Corp.	1,172,759
80,765	MetLife, Inc.	4,082,671
20,251	Prudential Financial, Inc.	1,626,358
32,048	Travelers Cos., Inc. (The)	3,465,350
2,775	Validus Holdings, Ltd.	116,827
50,088	Voya Financial, Inc.	2,159,294
55,721	XL Group Plc	2,050,533

		24,397,870

	Internet — 0.4%

8,110	Check Point Software Technologies, Ltd.*	664,777
388	Google, Inc. Class A*	215,223
430	Google, Inc. Class C*	235,640
14,941	Liberty Interactive Corp. Class A*	436,128

		1,551,768

	Iron & Steel — 0.4%

24,840	Reliance Steel & Aluminum Co.	1,517,227

	Leisure Time — 0.4%

27,832	Carnival Corp.	1,331,483

	Machinery - Construction & Mining — 0.6%

6,470	Caterpillar, Inc.	517,794
23,720	Joy Global, Inc.	929,350
26,582	Terex Corp.	706,815

		2,153,959

See accompanying Notes to the Financial Statements.	37

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Machinery - Diversified — 0.1%

2,924	Cummins, Inc.	405,383

	Media — 3.8%

7,914	CBS Corp. Class B	479,826
15,146	Comcast Corp. Class A	855,295
20,103	DIRECTV*	1,710,765
8,499	Liberty Broadband Corp. Class C*	481,043
34,880	Liberty Global Plc Series C*	1,737,373
16,950	Liberty Media Corp. Series C*	647,490
8,485	Liberty Media Corp. - Capital Series A*	327,097
20,993	News Corp. Class A*	336,098
7,890	Scripps Networks Interactive, Inc. Class A	540,938
189,839	Sirius XM Holdings, Inc.*	725,185
15,221	Time Warner, Inc.	1,285,261
10,756	Time, Inc.	241,365
30,100	Tribune Media Co. Class A	1,830,381
13,905	Twenty-First Century Fox, Inc. Class A	470,545
33,186	Viacom, Inc. Class B	2,266,604

		13,935,266

	Mining — 0.6%

25,810	Barrick Gold Corp.	282,878
20,470	Rio Tinto Plc, Sponsored ADR‡	847,458
13,372	Vulcan Materials Co.	1,127,259

		2,257,595

	Miscellaneous - Manufacturing — 2.4%

10,865	Crane Co.	678,085
13,100	Eaton Corp. Plc	890,014
74,750	General Electric Co.	1,854,547
21,151	Honeywell International, Inc.	2,206,261
9,776	Illinois Tool Works, Inc.	949,640
31,623	Ingersoll-Rand Plc	2,152,894

		8,731,441

	Office & Business Equipment — 0.3%

10,435	Avery Dennison Corp.	552,116
52,562	Xerox Corp.	675,422

		1,227,538

	Oil & Gas — 9.5%

28,414	Anadarko Petroleum Corp.	2,352,963
14,540	Apache Corp.	877,198
63,052	BP Plc, Sponsored ADR	2,465,964
86,535	Canadian Natural Resources, Ltd.	2,657,490
10,500	Cimarex Energy Co.	1,208,445
21,300	Continental Resources, Inc.*	930,171
10,193	EOG Resources, Inc.	934,596

38	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Oil & Gas — continued

9,775	EQT Corp.	810,054
33,419	Hess Corp.	2,268,148
25,728	Marathon Oil Corp.	671,758
44,814	Marathon Petroleum Corp.	4,588,505
80,751	Occidental Petroleum Corp.	5,894,823
75,747	Phillips 66	5,953,714
28,290	QEP Resources, Inc.	589,847
7,800	Rice Energy, Inc.* ‡	169,728
30,948	Valero Energy Corp.	1,968,912

		34,342,316

	Oil & Gas Services — 1.8%

27,330	Cameron International Corp.*	1,233,130
68,132	Halliburton Co.	2,989,632
29,512	Schlumberger, Ltd.	2,462,481

		6,685,243

	Packaging & Containers — 0.4%

14,110	Crown Holdings, Inc.*	762,222
7,967	Packaging Corp. of America	622,940

		1,385,162

	Pharmaceuticals — 8.5%

38,990	AbbVie, Inc.	2,282,475
10,652	Bristol-Myers Squibb Co.	687,054
23,738	Cardinal Health, Inc.	2,142,829
19,550	Eli Lilly & Co.	1,420,307
13,243	Endo International Plc*	1,187,897
26,386	Express Scripts Holding Co.*	2,289,513
10,680	Gilead Sciences, Inc.*	1,048,028
3,100	Jazz Pharmaceuticals Plc*	535,649
24,250	Keryx Biopharmaceuticals, Inc.* ‡	308,703
72,523	Merck & Co., Inc.	4,168,622
24,276	Mylan NV*	1,440,781
25,957	Omnicare, Inc.	2,000,246
263,406	Pfizer, Inc.	9,163,895
1,995	Shire Plc, ADR	477,384
19,280	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	1,201,144
9,796	Zoetis, Inc.	453,457

		30,807,984

	REITS — 0.6%

20,735	American Homes 4 Rent Class A REIT	343,164
53,200	Hatteras Financial Corp. REIT	966,112
88,330	Two Harbors Investment Corp. REIT	938,065

		2,247,341

	Retail — 5.0%

13,166	Bed Bath & Beyond, Inc.*	1,010,820
43,898	CVS Health Corp.	4,530,712

See accompanying Notes to the Financial Statements.	39

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Retail — continued

6,078	Dollar General Corp.*	458,159
38,949	Gap, Inc. (The)	1,687,660
14,970	Home Depot, Inc. (The)	1,700,742
27,347	Kohl’s Corp.	2,139,903
28,537	Lowe’s Cos., Inc.	2,122,867
28,192	Macy’s, Inc.	1,829,943
3,220	McDonald’s Corp.	313,757
15,900	Michael Kors Holdings, Ltd.*	1,045,425
9,296	PVH Corp.	990,582
37,094	Rite Aid Corp.*	322,347

		18,152,917

	Semiconductors — 2.2%

124,393	Applied Materials, Inc.	2,806,306
12,300	Lam Research Corp.	863,890
59,375	Micron Technology, Inc.*	1,610,844
7,965	NXP Semiconductors NV*	799,367
36,870	ON Semiconductor Corp.*	446,496
22,469	Texas Instruments, Inc.	1,284,890

		7,811,793

	Software — 1.9%

78,345	Activision Blizzard, Inc.	1,780,390
7,635	Fidelity National Information Services, Inc.	519,638
50,285	Microsoft Corp.	2,044,337
55,807	Oracle Corp.	2,408,072

		6,752,437

	Telecommunications — 6.1%

30,189	America Movil SAB de CV Series L, Sponsored ADR	617,667
42,142	AT&T, Inc.	1,375,936
55,930	CenturyLink, Inc.	1,932,381
34,800	China Mobile, Ltd., Sponsored ADR‡	2,263,044
258,300	Cisco Systems, Inc.	7,109,708
85,686	Corning, Inc.	1,943,358
3,600	Harris Corp.	283,536
32,793	Juniper Networks, Inc.	740,466
33,690	Mobile Telesystems OJSC, Sponsored ADR	340,269
12,327	Motorola Solutions, Inc.	821,841
38,435	Nippon Telegraph & Telephone Corp., ADR	1,184,567
13,687	TELUS Corp.	454,956
59,630	Verizon Communications, Inc.	2,899,807
10,042	Vodafone Group Plc, Sponsored ADR	328,173

		22,295,709

	Transportation — 0.9%

21,080	CH Robinson Worldwide, Inc.	1,543,477
9,577	FedEx Corp.	1,584,516

		3,127,993

	TOTAL COMMON STOCKS (COST $298,173,112)	347,123,389

40	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares		Description	Value ($)

		INVESTMENT COMPANY — 0.1%

		Investment Company — 0.1%

4,376		iShares Russell 1000 Value Index Fund‡	451,078

		TOTAL INVESTMENT COMPANY (COST $454,220)	451,078

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 6.5%

		Bank Deposit — 4.1%

14,833,629		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/15	14,833,629

		Securities Lending Collateral — 2.4%

8,633,539		State Street Institutional U.S. Government Money Market Fund, Premier Class***	8,633,539

		TOTAL SHORT-TERM INVESTMENTS (COST $23,467,168)	23,467,168

		TOTAL INVESTMENTS — 102.2% (Cost $322,094,500)	371,041,635

		Other Assets and Liabilities (net) — (2.2)%	(8,158,768)

		NET ASSETS — 100.0%	$362,882,867

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		REIT — Real Estate Investment Trust

	*	Non-income producing security

	‡	All or a portion of this security is out on loan.

	***	Represents an investment of securities lending cash collateral.

See accompanying Notes to the Financial Statements.	41

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

March 31, 2015

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
82	S&P 500 E-mini Index	June 2015	$8,449,280	$(151,467)
19	S&P Mid 400 E-mini Index	June 2015	2,887,620	20,433

				$(131,034)

42	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Value Equity Fund

Schedule of Investments (Continued)

March 31, 2015

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	95.6
Investment Company	0.1
Futures Contracts	0.0
Short-Term Investments	6.5
Other Assets and Liabilities (net)	(2.2)

100.0%

See accompanying Notes to the Financial Statements.	43

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	COMMON STOCKS — 94.8%

	Aerospace & Defense — 1.2%

50,475	BE Aerospace, Inc.	3,211,220
10,445	TransDigm Group, Inc.	2,284,530

		5,495,750

	Airlines — 0.4%

85,050	JetBlue Airways Corp.*	1,637,213
13,660	Virgin America, Inc.* ‡	415,264

		2,052,477

	Apparel — 1.2%

16,620	Deckers Outdoor Corp.*	1,211,099
15,070	G-III Apparel Group, Ltd.*	1,697,636
81,988	Hanesbrands, Inc.	2,747,418

		5,656,153

	Auto Parts & Equipment — 0.8%

18,813	Tenneco, Inc.*	1,080,242
21,310	WABCO Holdings, Inc.*	2,618,573

		3,698,815

	Banks — 1.2%

31,820	Bank of the Ozarks, Inc.	1,175,113
44,645	BankUnited, Inc.	1,461,677
50,210	First Republic Bank	2,866,489

		5,503,279

	Biotechnology — 3.0%

74,460	Aegerion Pharmaceuticals, Inc.* ‡	1,948,618
269,220	ARIAD Pharmaceuticals, Inc.* ‡	2,218,373
45,060	Merrimack Pharmaceuticals, Inc.*	535,313
37,180	Prothena Corp. Plc*	1,418,045
52,850	PTC Therapeutics, Inc.*	3,215,922
4,065	Puma Biotechnology, Inc.*	959,787
22,075	United Therapeutics Corp.*	3,806,503

		14,102,561

	Building Materials — 1.1%

36,821	Boise Cascade Co.*	1,379,315
21,890	Lennox International, Inc.	2,444,894
9,642	Martin Marietta Materials, Inc.	1,347,951

		5,172,160

	Chemicals — 2.5%

24,822	Axiall Corp.	1,165,145
33,927	HB Fuller Co.	1,454,450
101,420	Huntsman Corp.	2,248,481

44	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Chemicals — continued

73,030	PolyOne Corp.	2,727,671
89,074	RPM International, Inc.	4,274,661

		11,870,408

	Coal — 0.6%

94,050	Consol Energy, Inc.	2,623,055

	Commercial Services — 6.5%

24,219	Acacia Research Corp.‡	259,143
29,409	Bright Horizons Family Solutions, Inc.*	1,507,799
14,380	CoStar Group, Inc.*	2,844,795
18,596	Euronet Worldwide, Inc.*	1,092,515
89,830	Genpact, Ltd.*	2,088,548
128,068	Heartland Payment Systems, Inc.	5,999,986
22,105	Huron Consulting Group, Inc.*	1,462,246
30,760	Nord Anglia Education, Inc.* ‡	698,867
33,453	On Assignment, Inc.*	1,283,592
148,755	Ritchie Bros Auctioneers, Inc.	3,709,950
39,980	Robert Half International, Inc.	2,419,590
105,790	Service Corp. International	2,755,829
32,877	Team Health Holdings, Inc.*	1,923,633
61,220	Total System Services, Inc.	2,335,543

		30,382,036

	Computers — 3.6%

59,500	Fortinet, Inc.*	2,079,525
23,530	IHS, Inc. Class A*	2,676,773
107,440	j2 Global, Inc.	7,056,659
283,674	Logitech International SA	3,752,920
16,486	Synaptics, Inc.* ‡	1,340,394

		16,906,271

	Distribution & Wholesale — 0.9%

66,715	HD Supply Holdings, Inc.*	2,078,506
77,180	Ingram Micro, Inc. Class A*	1,938,761

		4,017,267

	Diversified Financial Services — 3.9%

31,065	Affiliated Managers Group, Inc.*	6,672,140
19,740	CBOE Holdings, Inc.	1,133,175
56,835	Ellie Mae, Inc.* ‡	3,143,544
25,581	Lazard, Ltd. Class A	1,345,305
56,010	Raymond James Financial, Inc.	3,180,248
25,722	WageWorks, Inc.*	1,371,754
68,400	WisdomTree Investments, Inc.‡	1,467,864

		18,314,030

	Electrical Components & Equipment — 1.1%

26,755	Belden, Inc.	2,503,198

See accompanying Notes to the Financial Statements.	45

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Electrical Components & Equipment — continued

28,945	Generac Holdings, Inc.* ‡	1,409,332
28,654	Mobileye NV* ‡	1,204,328

		5,116,858

	Entertainment — 0.9%

49,733	Cinemark Holdings, Inc.	2,241,466
19,455	Vail Resorts, Inc.	2,012,036

		4,253,502

	Food — 0.3%

35,206	WhiteWave Foods Co. (The) Class A*	1,561,034

	Forest Products & Paper — 0.2%

31,880	KapStone Paper and Packaging Corp.	1,046,939

	Health Care - Products — 5.2%

77,588	ABIOMED, Inc.*	5,553,749
62,954	Bio-Techne Corp.	6,313,657
53,930	DexCom, Inc.*	3,361,996
86,516	Endologix, Inc.* ‡	1,476,828
22,790	Greatbatch, Inc.*	1,318,401
119,955	Spectranetics Corp.* ‡	4,169,636
85,760	Wright Medical Group, Inc.*	2,212,608

		24,406,875

	Health Care - Services — 4.0%

53,104	Acadia Healthcare Co., Inc.*	3,802,246
77,250	Brookdale Senior Living, Inc.*	2,916,960
73,450	Community Health Systems, Inc.*	3,839,966
46,728	Envision Healthcare Holdings, Inc.*	1,792,019
21,646	Magellan Health, Inc.*	1,532,970
10,663	Mettler-Toledo International, Inc.*	3,504,395
16,927	WellCare Health Plans, Inc.*	1,548,143

		18,936,699

	Home Builders — 0.6%

121,520	PulteGroup, Inc.	2,701,390

	Home Furnishings — 1.4%

34,253	Harman International Industries, Inc.	4,577,228
37,040	Tempur Sealy International, Inc.*	2,138,690

		6,715,918

	Household Products & Wares — 0.8%

74,510	Jarden Corp.*	3,941,579

	Internet — 5.0%

122,729	Coupons.com, Inc.* ‡	1,440,838
52,431	CyrusOne, Inc. REIT	1,631,653

46	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Internet — continued

73,065	HomeAway, Inc.*	2,204,371
49,687	Marketo, Inc.* ‡	1,272,981
174,559	NIC, Inc.	3,084,457
199,120	Pandora Media, Inc.* ‡	3,227,735
37,040	Rackspace Hosting, Inc.*	1,910,894
61,755	Shutterstock, Inc.* ‡	4,240,716
26,925	Splunk, Inc.*	1,593,960
59,540	Yelp, Inc.* ‡	2,819,219

		23,426,824

	Leisure Time — 0.3%

11,672	Polaris Industries, Inc.	1,646,919

	Lodging — 0.2%

11,361	Wyndham Worldwide Corp.	1,027,830

	Machinery - Diversified — 4.7%

41,621	Cognex Corp.*	2,063,985
82,600	Graco, Inc.	5,960,416
34,385	Middleby Corp. (The)*	3,529,620
13,514	Wabtec Corp.	1,283,965
103,275	Zebra Technologies Corp. Class A*	9,368,592

		22,206,578

	Media — 0.6%

50,990	Nexstar Broadcasting Group, Inc. Class A	2,917,648

	Metal Fabricate & Hardware — 1.0%

92,700	Timken Co. (The)	3,906,378
31,120	TimkenSteel Corp.	823,746

		4,730,124

	Miscellaneous - Manufacturing — 0.4%

22,394	Carlisle Cos., Inc.	2,074,356

	Office Furnishings — 0.1%

28,720	Knoll, Inc.	672,910

	Oil & Gas — 1.7%

87,777	Bill Barrett Corp.* ‡	728,549
160,080	Denbury Resources, Inc.‡	1,166,983
29,160	Gulfport Energy Corp.*	1,338,736
61,549	Oasis Petroleum, Inc.* ‡	875,227
40,550	Tesoro Corp.	3,701,809

		7,811,304

	Oil & Gas Services — 1.0%

45,263	Core Laboratories NV‡	4,729,531

See accompanying Notes to the Financial Statements.	47

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Packaging & Containers — 1.5%

69,003	Berry Plastics Group, Inc.*	2,497,218
19,584	Crown Holdings, Inc.*	1,057,928
43,510	Packaging Corp. of America	3,402,047

		6,957,193

	Pharmaceuticals — 5.9%

55,979	ACADIA Pharmaceuticals, Inc.*	1,824,356
40,670	Akorn, Inc.*	1,932,232
51,790	Align Technology, Inc.*	2,785,525
19,027	Alkermes Plc*	1,160,076
35,270	DENTSPLY International, Inc.	1,794,890
43,788	Jazz Pharmaceuticals Plc*	7,566,129
38,232	Medivation, Inc.*	4,934,604
75,285	Neurocrine Biosciences, Inc.*	2,989,567
19,780	Pacira Pharmaceuticals, Inc.*	1,757,453
11,979	Sirona Dental Systems, Inc.*	1,077,990

		27,822,822

	Real Estate — 0.6%

17,345	Jones Lang Lasalle, Inc.	2,955,588

	REITS — 2.4%

221,340	Equity Commonwealth REIT*	5,876,577
101,382	Outfront Media, Inc. REIT	3,033,350
106,500	Starwood Property Trust, Inc. REIT	2,587,950

		11,497,877

	Retail — 10.3%

24,250	Asbury Automotive Group, Inc.*	2,015,175
20,765	Burlington Stores, Inc.*	1,233,856
23,972	Children’s Place (The), Inc.	1,538,763
70,645	DineEquity, Inc.	7,559,721
74,005	Dunkin’ Brands Group, Inc.	3,519,678
55,675	Jack in the Box, Inc.	5,340,346
25,930	Red Robin Gourmet Burgers, Inc.*	2,255,910
31,620	Restoration Hardware Holdings, Inc.* ‡	3,136,388
204,150	Sally Beauty Holdings, Inc.*	7,016,636
18,160	Signet Jewelers, Ltd.	2,520,426
51,970	Ulta Salon Cosmetics & Fragrance, Inc.*	7,839,675
196,040	Wendy’s Co. (The)	2,136,836
27,820	Williams-Sonoma, Inc.	2,217,532

		48,330,942

	Semiconductors — 2.0%

13,920	Cirrus Logic, Inc.*	462,979
28,660	Mellanox Technologies, Ltd.*	1,299,445
266,280	ON Semiconductor Corp.*	3,224,651
57,850	Semtech Corp.*	1,541,413

48	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Semiconductors — continued

14,241	Skyworks Solutions, Inc.	1,399,748
55,830	SunEdison, Inc.* ‡	1,339,920

		9,268,156

	Software — 10.9%

193,910	Allscripts Healthcare Solutions, Inc.*	2,319,164
20,300	athenahealth, Inc.* ‡	2,423,617
121,137	Blackbaud, Inc.	5,739,471
46,586	Commvault Systems, Inc.*	2,035,808
61,923	Cornerstone OnDemand, Inc.*	1,788,955
84,204	Imperva, Inc.*	3,595,511
20,530	Informatica Corp.*	900,343
119,450	MSCI, Inc. Class A	7,323,480
13,723	NetSuite, Inc.* ‡	1,272,945
43,055	Proofpoint, Inc.*	2,549,717
173,106	QLIK Technologies, Inc.*	5,388,790
45,210	ServiceNow, Inc.*	3,561,644
43,060	SolarWinds, Inc.*	2,206,394
18,750	Solera Holdings, Inc.	968,625
17,852	SS&C Technologies Holdings, Inc.	1,112,180
8,055	Ultimate Software Group (The), Inc.*	1,368,988
199,551	VeriFone Systems, Inc.*	6,962,334

		51,517,966

	Telecommunications — 1.7%

19,450	Arista Networks, Inc.* ‡	1,371,809
76,470	Aruba Networks, Inc.*	1,872,750
31,040	Palo Alto Networks, Inc.*	4,534,323

		7,778,882

	Transportation — 3.1%

114,425	Expeditors International of Washington, Inc.	5,512,996
61,748	Genesee & Wyoming, Inc. Class A*	5,954,977
72,612	XPO Logistics, Inc.* ‡	3,301,668

		14,769,641

	TOTAL COMMON STOCKS (COST $364,529,719)	446,618,147

	WARRANTS — 0.0%

	Oil & Gas — 0.0%

27,862	Magnum Hunter Resources Corp., Strike Price $8.50, Expires 4/15/16* ‡ ****	—

	TOTAL WARRANTS (COST $—)	—

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 14.8%

	Bank Deposit — 5.6%

26,170,543	State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/15	26,170,543

See accompanying Notes to the Financial Statements.	49

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value ($)		Description	Value ($)

		Securities Lending Collateral — 9.2%

43,387,898		State Street Institutional U.S. Government Money Market Fund, Premier Class***	43,387,898

		TOTAL SHORT-TERM INVESTMENTS (COST $69,558,441)	69,558,441

		TOTAL INVESTMENTS — 109.6% (Cost $434,088,160)	516,176,588

		Other Assets and Liabilities (net) — (9.6)%	(45,283,983)

		NET ASSETS — 100.0%	$470,892,605

		Notes to Schedule of Investments:

		REIT — Real Estate Investment Trust

	*	Non-income producing security

	‡	All or a portion of this security is out on loan.

	***	Represents an investment of securities lending cash collateral.

	****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $0 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2015 was $0.

50	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

March 31, 2015

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
86	Russell 2000 Mini Index	June 2015	$10,740,540	$106,811
22	S&P Mid 400 E-mini Index	June 2015	3,343,560	45,114
24	NASDAQ 100 E-mini Index	June 2015	2,078,160	(5,648)

				$146,277

See accompanying Notes to the Financial Statements.	51

Mercer US Small/Mid Cap Growth Equity Fund

Schedule of Investments (Continued)

March 31, 2015

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	94.8
Futures Contracts	0.0
Warrants	0.0
Short-Term Investments	14.8
Other Assets and Liabilities (net)	(9.6)

100.0%

52	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	COMMON STOCKS — 94.1%

	Aerospace & Defense — 2.0%

26,284	Astronics Corp.*	1,937,131
53,390	KLX, Inc.*	2,057,651
36,452	Orbital ATK, Inc.	2,793,317
45,755	Spirit Aerosystems Holdings, Inc. Class A*	2,388,868

		9,176,967

	Airlines — 0.3%

85,190	JetBlue Airways Corp.*	1,639,908

	Apparel — 0.8%

116,711	Ascena Retail Group, Inc.*	1,693,477
53,045	Hanesbrands, Inc.	1,777,538

		3,471,015

	Auto Parts & Equipment — 2.0%

143,000	Allison Transmission Holdings, Inc.	4,567,420
29,380	Motorcar Parts of America, Inc.*	816,470
117,911	Remy International, Inc.	2,618,804
38,220	Tower International, Inc.*	1,016,652

		9,019,346

	Banks — 4.9%

84,370	Capital Bank Financial Corp. Class A*	2,329,456
214,875	Huntington Bancshares, Inc.	2,374,369
12,512	International Bancshares Corp.	325,687
82,920	PacWest Bancorp	3,888,119
54,096	PrivateBancorp, Inc.	1,902,556
11,549	Prosperity Bancshares, Inc.	606,092
136,870	United Community Banks, Inc.	2,584,106
141,508	Webster Financial Corp.	5,242,871
104,935	Western Alliance Bancorp*	3,110,273

		22,363,529

	Biotechnology — 2.0%

51,721	Bio-Rad Laboratories, Inc. Class A*	6,991,645
58,660	Myriad Genetics, Inc.* ‡	2,076,564

		9,068,209

	Building Materials — 1.0%

21,185	Boise Cascade Co.*	793,590
45,925	Continental Building Products, Inc.*	1,037,446
161,580	Louisiana-Pacific Corp.*	2,667,686

		4,498,722

	Chemicals — 0.8%

59,906	American Vanguard Corp.‡	636,202

See accompanying Notes to the Financial Statements.	53

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Chemicals — continued

39,870	Celanese Corp. Series A	2,227,138
25,200	Olin Corp.	807,408

		3,670,748

	Commercial Services — 5.4%

139,780	ADT Corp. (The)‡	5,803,666
72,365	Booz Allen Hamilton Holding Corp.	2,094,243
122,466	Convergys Corp.	2,800,797
41,500	CoreLogic, Inc.*	1,463,705
23,725	Euronet Worldwide, Inc.*	1,393,844
31,330	ICF International, Inc.*	1,279,831
19,450	KAR Auction Services, Inc.	737,739
50,375	Korn/Ferry International	1,655,826
71,125	LifeLock, Inc.*	1,003,574
41,430	ServiceMaster Global Holdings, Inc.*	1,398,262
60,600	Sotheby’s‡	2,560,956
108,310	SP Plus Corp.*	2,366,573

		24,559,016

	Computers — 0.9%

65,195	Brocade Communications Systems, Inc.	773,539
72,410	Sykes Enterprises, Inc.*	1,799,388
10,955	Synaptics, Inc.* ‡	890,696
15,265	Synopsys, Inc.*	707,075

		4,170,698

	Cosmetics & Personal Care — 1.1%

190,151	Elizabeth Arden, Inc.* ‡	2,966,355
59,795	Inter Parfums, Inc.	1,950,513

		4,916,868

	Distribution & Wholesale — 0.9%

60,820	Owens & Minor, Inc.	2,058,149
35,210	Tech Data Corp.*	2,034,081

		4,092,230

	Diversified Financial Services — 5.0%

71,730	AerCap Holdings NV*	3,131,014
93,759	Blackhawk Network Holdings, Inc. Class B*	3,333,132
53,790	CIT Group, Inc.	2,427,005
41,585	E*TRADE Financial Corp.*	1,187,460
20,000	Eaton Vance Corp.	832,800
204,529	FNFV Group*	2,883,859
35,740	Lazard, Ltd. Class A	1,879,567
23,883	Outerwall, Inc.‡	1,579,144
77,490	Raymond James Financial, Inc.	4,399,882
60,750	Santander Consumer USA Holdings, Inc.	1,405,755

		23,059,618

54	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Electric — 2.3%

53,497	Ameren Corp.	2,257,573
96,325	Dynegy, Inc.*	3,027,495
51,125	NRG Energy, Inc.	1,287,839
48,345	Pinnacle West Capital Corp.	3,081,993
21,475	Portland General Electric Co.	796,508

		10,451,408

	Electrical Components & Equipment — 0.4%

29,325	EnerSys	1,883,838

	Electronics — 2.5%

77,845	Coherent, Inc.*	5,056,811
12,712	Cubic Corp.	658,100
79,780	Dolby Laboratories, Inc. Class A	3,044,405
20,460	OSI Systems, Inc.*	1,519,360
95,570	Vishay Intertechnology, Inc.	1,320,777

		11,599,453

	Entertainment — 1.6%

28,328	Ascent Capital Group, Inc. Class A*	1,127,738
106,645	International Speedway Corp. Class A	3,477,693
42,225	Lions Gate Entertainment Corp.	1,432,272
16,818	Madison Square Garden, Inc. Class A*	1,423,644

		7,461,347

	Environmental Control — 0.9%

39,191	Clean Harbors, Inc.*	2,225,265
59,150	Darling International, Inc.*	828,691
18,740	Progressive Waste Solutions, Ltd.	550,581
15,348	US Ecology, Inc.‡	766,940

		4,371,477

	Food — 2.6%

79,850	Aryzta AG, Unsponsored ADR*	2,448,201
10,534	Ingles Markets, Inc. Class A	521,222
50,375	Pilgrim’s Pride Corp.‡	1,137,971
36,800	Pinnacle Foods, Inc.	1,501,808
47,545	TreeHouse Foods, Inc.*	4,042,276
12,290	United Natural Foods, Inc.*	946,822
44,561	Village Super Market, Inc. Class A	1,400,998

		11,999,298

	Forest Products & Paper — 1.9%

31,920	Clearwater Paper Corp.*	2,084,376
25,634	Deltic Timber Corp.	1,698,253
178,333	Glatfelter	4,909,507

		8,692,136

See accompanying Notes to the Financial Statements.	55

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Gas — 1.6%

50,085	Atmos Energy Corp.	2,769,701
21,925	Energen Corp.	1,447,050
65,455	Laclede Group (The), Inc.	3,352,605

		7,569,356

	Health Care - Products — 2.3%

195,370	Bruker Corp.*	3,608,484
54,075	Globus Medical, Inc. Class A*	1,364,853
38,680	Halyard Health, Inc.*	1,903,056
65,950	Hologic, Inc.*	2,177,999
32,600	NuVasive, Inc.*	1,499,274

		10,553,666

	Health Care - Services — 1.8%

27,505	Centene Corp.*	1,944,328
77,050	Kindred Healthcare, Inc.	1,833,020
10,805	Laboratory Corp. of America Holdings*	1,362,402
25,925	Universal Health Services, Inc. Class B	3,051,632

		8,191,382

	Home Builders — 0.6%

169,470	TRI Pointe Homes, Inc.*	2,614,922

	Home Furnishings — 0.3%

51,840	La-Z-Boy, Inc.	1,457,222

	Household Products & Wares — 0.5%

105,110	SodaStream International, Ltd.* ‡	2,129,529

	Insurance — 6.5%

6,311	Alleghany Corp.*	3,073,457
23,855	Allied World Assurance Co. Holdings AG	963,742
93,910	Axis Capital Holdings, Ltd.	4,843,878
84,792	Brown & Brown, Inc.	2,807,463
38,222	HCC Insurance Holdings, Inc.	2,166,041
42,240	Lincoln National Corp.	2,427,110
8,253	Navigators Group, Inc.*	642,413
27,746	Reinsurance Group of America, Inc.	2,585,650
85,214	Voya Financial, Inc.	3,673,576
7,390	White Mountains Insurance Group, Ltd.	5,058,603
39,275	XL Group Plc	1,445,320

		29,687,253

	Internet — 0.5%

32,340	IAC/InterActiveCorp	2,181,980

	Investment Company — 0.6%

62,394	Capital Southwest Corp.‡	2,896,329

56	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Iron & Steel — 0.5%

87,425	United States Steel Corp.‡	2,133,170

	Leisure Time — 0.2%

8,980	Royal Caribbean Cruises, Ltd.	735,013

	Machinery - Diversified — 0.6%

65,902	Albany International Corp. Class A	2,619,604

	Media — 1.3%

61,500	Gannett Co., Inc.	2,280,420
80,750	Gray Television, Inc.*	1,115,965
68,450	Starz Class A*	2,355,364

		5,751,749

	Mining — 0.5%

62,550	Materion Corp.	2,403,797

	Miscellaneous - Manufacturing — 3.7%

35,223	AptarGroup, Inc.	2,237,365
91,397	Brink’s Co. (The)	2,525,299
79,585	ITT Corp.	3,176,237
37,888	Myers Industries, Inc.	664,177
686,847	Orkla ASA, Sponsored ADR	5,171,958
88,900	Trinity Industries, Inc.	3,156,839

		16,931,875

	Office & Business Equipment — 0.5%

46,575	Avery Dennison Corp.	2,464,283

	Oil & Gas — 2.2%

179,300	Abraxas Petroleum Corp.*	582,725
138,236	Evolution Petroleum Corp.	822,504
262,270	Gran Tierra Energy, Inc.*	715,997
54,985	Newfield Exploration Co.*	1,929,424
73,950	PBF Energy, Inc. Class A	2,508,384
309,110	Precision Drilling Corp.	1,959,757
46,740	QEP Resources, Inc.	974,529
50,959	WPX Energy, Inc.*	556,982

		10,050,302

	Packaging & Containers — 0.7%

25,370	Berry Plastics Group, Inc.*	918,140
13,775	Crown Holdings, Inc.*	744,126
22,040	Rock-Tenn Co. Class A	1,421,580

		3,083,846

	Pharmaceuticals — 1.4%

6,935	Jazz Pharmaceuticals Plc*	1,198,299

See accompanying Notes to the Financial Statements.	57

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Pharmaceuticals — continued

23,910	Lannett Co., Inc.*	1,618,946
14,675	Quintiles Transnational Holdings, Inc.*	982,785
45,780	VCA, Inc.*	2,509,659

		6,309,689

	Pipelines — 0.2%

13,726	National Fuel Gas Co.	828,090

	Real Estate — 2.7%

123,000	CBRE Group, Inc.*	4,761,330
77,726	Forest City Enterprises, Inc. Class A*	1,983,567
256,183	Forestar Group, Inc.*	4,040,006
69,922	Hilltop Holdings, Inc.*	1,359,284

		12,144,187

	REITS — 4.7%

154,850	BioMed Realty Trust, Inc. REIT	3,508,901
225,941	Brandywine Realty Trust REIT	3,610,537
73,000	CBL & Associates Properties, Inc. REIT	1,445,400
98,534	DuPont Fabros Technology, Inc. REIT	3,220,091
20,819	Geo Group (The), Inc. REIT	910,623
93,810	Liberty Property Trust REIT	3,349,017
77,050	Physicians Realty Trust REIT	1,356,851
132,840	Ramco-Gershenson Properties Trust REIT	2,470,824
104,347	Sunstone Hotel Investors, Inc. REIT	1,739,464

		21,611,708

	Retail — 3.5%

203,992	American Eagle Outfitters, Inc.	3,484,183
7,254	Biglari Holdings, Inc.*	3,003,881
109,065	Bloomin’ Brands, Inc.	2,653,552
18,323	Children’s Place (The), Inc.	1,176,153
36,145	Foot Locker, Inc.	2,277,135
52,613	Francesca’s Holdings Corp.*	936,511
17,350	Group 1 Automotive, Inc.	1,497,826
33,807	Stage Stores, Inc.	774,857

		15,804,098

	Savings & Loans — 0.3%

15,420	BofI Holding, Inc.*	1,434,677

	Semiconductors — 5.6%

93,350	Integrated Device Technology, Inc.*	1,868,867
680,060	Lattice Semiconductor Corp.*	4,311,580
40,715	Marvell Technology Group, Ltd.	598,511
150,592	Microsemi Corp.*	5,330,957
10,924	MKS Instruments, Inc.	369,340
195,855	Rambus, Inc.*	2,462,877
135,745	Rovi Corp.*	2,471,916

58	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Semiconductors — continued

30,975	Skyworks Solutions, Inc.	3,044,533
262,620	Teradyne, Inc.	4,950,387

		25,408,968

	Software — 3.0%

144,538	CSG Systems International, Inc.	4,392,510
51,305	Electronic Arts, Inc.*	3,017,504
388,325	Mitel Networks Corp.* ‡	3,949,265
38,525	PTC, Inc.*	1,393,449
32,580	VeriFone Systems, Inc.*	1,136,716

		13,889,444

	Telecommunications — 3.0%

22,980	Amdocs, Ltd.	1,250,112
51,875	ARRIS Group, Inc.*	1,498,928
21,800	Atlantic Tele-Network, Inc.	1,508,996
100,025	Frontier Communications Corp.‡	705,176
87,610	JDS Uniphase Corp.*	1,149,443
49,066	Knowles Corp.* ‡	945,502
31,705	Level 3 Communications, Inc.*	1,706,997
92,244	NeuStar, Inc. Class A* ‡	2,271,048
36,954	NTELOS Holdings Corp.‡	177,379
102,161	Telephone & Data Systems, Inc.	2,543,809

		13,757,390

	Textiles — 0.9%

36,241	UniFirst Corp.	4,265,203

	Transportation — 3.3%

181,301	Air Transport Services Group, Inc.*	1,671,595
60,175	Con-way, Inc.	2,655,523
16,332	Forward Air Corp.	886,827
2,750	GasLog, Ltd.‡	53,405
240,729	Marten Transport, Ltd.	5,584,913
258,150	Tsakos Energy Navigation, Ltd.	2,111,667
119,219	UTi Worldwide, Inc.*	1,466,394
15,210	Werner Enterprises, Inc.	477,746

		14,908,070

	Trucking & Leasing — 0.7%

52,170	GATX Corp.	3,024,817

	Water — 0.6%

160,449	PICO Holdings, Inc.*	2,600,878

	TOTAL COMMON STOCKS (COST $394,750,773)	429,608,328

See accompanying Notes to the Financial Statements.	59

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 10.2%

		Bank Deposit — 5.8%

26,395,858		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/15	26,395,858

		Securities Lending Collateral — 4.4%

20,091,525		State Street Institutional U.S. Government Money Market Fund, Premier Class***	20,091,525

		TOTAL SHORT-TERM INVESTMENTS (COST $46,487,383)	46,487,383

		TOTAL INVESTMENTS — 104.3% (Cost $441,238,156)	476,095,711

		Other Assets and Liabilities (net) — (4.3)%	(19,749,870)

		NET ASSETS — 100.0%	$456,345,841

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		REIT — Real Estate Investment Trust

	*	Non-income producing security

	‡	All or a portion of this security is out on loan.

	***	Represents an investment of securities lending cash collateral.

60	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

March 31, 2015

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
51	Russell 2000 Mini Index	June 2015	$6,369,390	$63,448
87	S&P Mid 400 E-mini Index	June 2015	13,222,260	170,917

				$234,365

See accompanying Notes to the Financial Statements.	61

Mercer US Small/Mid Cap Value Equity Fund

Schedule of Investments (Continued)

March 31, 2015

Asset Class Summary (Unaudited)	% of Net Assets
Common Stocks	94.1
Futures Contracts	0.1
Short-Term Investments	10.2
Other Assets and Liabilities (net)	(4.4)

100.0%

62	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	COMMON STOCKS — 92.6%

	Australia — 2.2%

294,129	BGP Holdings Plc¤ ****	—
124,312	BHP Billiton, Ltd.	2,946,862
1,444,192	Brambles, Ltd.	12,709,908
336,516	Computershare, Ltd.	3,270,076
19,695	CSL, Ltd.	1,386,037
863,041	Downer EDI, Ltd.	2,947,162
104,890	Genworth Mortgage Insurance Australia, Ltd.	264,431
2,662,575	Metcash, Ltd.‡	3,152,815
568,822	Mineral Resources, Ltd.‡	2,933,224
386,966	Monadelphous Group, Ltd.‡	2,953,271
98,795	National Australia Bank, Ltd.	2,909,540
1,094,627	Sigma Pharmaceuticals, Ltd.	744,254
96,033	Sirtex Medical, Ltd.	1,525,980
280,795	Suncorp Group, Ltd.	2,895,931
107,911	Woodside Petroleum, Ltd.	2,845,781
127,478	Woolworths, Ltd.‡	2,871,938

	Total Australia	46,357,210

	Austria — 0.5%

61,580	ams AG	2,957,590
16,190	ANDRITZ AG	968,167
51,132	CA Immobilien Anlagen AG*	958,829
108,855	OMV AG	2,988,225
78,664	Voestalpine AG	2,880,520
11,180	Zumtobel Group AG	277,429

	Total Austria	11,030,760

	Belgium — 0.6%

6,799	Barco NV	404,684
147,175	Belgacom SA	5,148,997
49,618	bpost SA	1,391,128
66,009	Colruyt SA	2,874,028
21,757	Delhaize Group SA, Sponsored ADR	486,704
4,052	Melexis NV	241,528
25,818	Mobistar SA*	560,393
6,304	Solvay SA	910,970

	Total Belgium	12,018,432

	Bermuda — 0.7%

2,206,433	Esprit Holdings, Ltd.	2,242,562
246,000	Great Eagle Holdings, Ltd.	864,628
182,652	Hiscox, Ltd.	2,307,468
369,822	Hongkong Land Holdings, Ltd.	2,792,156
1,001,000	Luk Fook Holdings International, Ltd.	2,788,786
726,500	Yue Yuen Industrial Holdings, Ltd.	2,581,574

	Total Bermuda	13,577,174

See accompanying Notes to the Financial Statements.	63

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Brazil — 0.3%

170,555	Banco do Brasil SA	1,222,557
328,900	Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,363,513
211,840	Ez Tec Empreendimentos e Participacoes SA	1,337,546
117,800	Porto Seguro SA	1,317,653

	Total Brazil	5,241,269

	Canada — 0.5%

50,756	Boardwalk Real Estate Investment Trust REIT	2,362,469
16,085	Fairfax Financial Holdings, Ltd.	9,017,252

	Total Canada	11,379,721

	Cayman Islands — 1.2%

35,520	Baidu, Inc., Sponsored ADR*	7,402,368
128,848	Phoenix Group Holdings	1,556,022
661,550	Tencent Holdings, Ltd.	12,568,772
6,690,000	Truly International Holdings, Ltd.	3,115,019

	Total Cayman Islands	24,642,181

	China — 0.4%

2,166,000	Bank of China, Ltd. Class H	1,248,802
1,602,000	China CITIC Bank Corp., Ltd. Class H	1,204,643
1,504,048	China Petroleum & Chemical Corp. Class H	1,196,945
490,000	China Shenhua Energy Co., Ltd. Class H	1,250,115
1,074,000	Huaneng Power International, Inc. Class H	1,268,899
711,000	Jiangxi Copper Co., Ltd. Class H	1,318,730
1,124,272	PetroChina Co., Ltd. Class H	1,242,738

	Total China	8,730,872

	Denmark — 2.0%

1,321	AP Moeller - Maersk AS Class B‡	2,761,262
24,412	Christian Hansen Holding AS	1,120,229
18,350	D/S Norden AS‡	391,745
335,585	GN Store Nord AS‡	7,487,463
29,440	Jyske Bank AS*	1,239,646
16,874	NKT Holding AS‡	1,079,247
17,630	Novo Nordisk AS Class B	942,835
63,301	Novo Nordisk AS, Sponsored ADR	3,379,640
35,874	Novozymes AS Class B	1,640,013
163,667	Pandora AS‡	14,905,556
42,429	Sydbank AS	1,330,328
455,099	TDC AS‡	3,258,184
33,359	Topdanmark AS*	998,948
4,948	Tryg AS	583,645

	Total Denmark	41,118,741

	Finland — 1.8%

98,897	Fortum OYJ‡	2,077,572
18,545	Kemira OYJ	229,846

64	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Finland — continued

86,678	Kone OYJ‡	3,842,844
22,647	Konecranes OYJ‡	715,092
91,084	Metsa Board OYJ‡	559,554
16,200	Metso OYJ‡	472,725
77,346	Neste Oil OYJ‡	2,026,898
683,219	Nokia OYJ	5,217,154
717,572	Nokia OYJ, Sponsored ADR	5,439,196
171,405	Outokumpu OYJ*	1,363,178
56,977	Sponda OYJ	244,161
466,250	Stora Enso OYJ‡	4,802,215
133,395	Tieto OYJ	3,137,530
316,439	UPM-Kymmene OYJ	6,158,179
31,683	Wartsila OYJ Abp‡	1,402,615

	Total Finland	37,688,759

	France — 8.7%

315,464	Accor SA	16,459,304
141,506	Airbus Group NV	9,185,514
609,557	Alcatel-Lucent*	2,304,417
309,689	Alcatel-Lucent, Sponsored ADR*	1,155,140
63,721	Alten SA	2,923,258
39,848	AtoS	2,750,546
111,876	AXA SA	2,818,230
47,132	Cap Gemini SA	3,865,830
40,716	Cie de Saint-Gobain	1,788,296
73,210	Cie Generale des Etablissements Michelin	7,281,694
201,684	CNP Assurances	3,532,885
264,272	Danone SA	17,773,312
47,117	Dassault Systemes SA	3,195,114
63,762	Edenred	1,589,772
26,479	Eiffage SA	1,574,921
14,829	Euler Hermes Group	1,578,300
34,478	Faurecia	1,507,095
49,717	Groupe Eurotunnel SE	712,303
9,996	Ipsen SA	472,424
23,206	Lafarge SA	1,504,117
16,841	Lagardere SCA	505,357
111,261	Legrand SA	6,015,342
23,386	LVMH Moet Hennessy Louis Vuitton SE	4,122,883
2,375	Montupet	169,625
72,434	Neopost SA‡	3,979,168
21,962	Nexans SA*	740,166
539,971	Orange SA	8,678,632
103,621	Orange SA, Sponsored ADR	1,658,972
84,393	Pernod-Ricard SA	9,983,781
199,247	Peugeot SA*	3,336,123
21,772	Publicis Groupe SA	1,679,610
88,665	Renault SA	8,072,323
121,949	Rexel SA	2,300,544

See accompanying Notes to the Financial Statements.	65

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	France — continued

47,503	Safran SA	3,316,183
74,357	Sanofi, ADR	3,676,210
51,361	Schneider Electric SE	3,990,949
32,268	Societe Television Francaise 1	571,821
176,954	Technicolor*	1,141,431
42,967	Technip SA	2,601,281
277,196	Total SA	13,776,457
114,138	UBISOFT Entertainment*	2,109,061
90,230	Valeo SA	13,474,917

	Total France	179,873,308

	Germany — 9.0%

49,136	Aurubis AG	2,784,781
132,659	BASF SE	13,186,128
166,073	Bayer AG	24,961,810
72,619	Bayerische Motoren Werke AG	9,082,259
6,948	Bechtle AG	496,681
26,365	Beiersdorf AG‡	2,290,764
74,145	Brenntag AG	4,440,264
46,168	Continental AG	10,923,447
174,460	DaimlerChrysler AG‡	16,812,708
176,606	Deutsche Annington Immobilien SE	5,955,774
37,233	Deutsche Boerse AG	3,041,505
153,475	Deutsche Post AG	4,795,790
160,895	Deutsche Telekom AG	2,946,260
242,398	Deutsche Wohnen AG	6,206,395
116,064	Deutz AG	488,639
79,947	DIC Asset AG	799,986
14,890	DMG MORI SEIKI AG	489,351
6,839	Drillisch AG	268,279
35,500	ElringKlinger AG	1,067,174
76,823	Evonik Industries AG	2,739,261
109,890	Fresenius Medical Care AG & Co. KGaA	9,141,970
86,968	HeidelbergCement AG	6,894,120
5,871	HUGO BOSS AG	714,092
649,208	Infineon Technologies AG	7,760,383
69,100	Jenoptik AG	934,717
73,619	K+S AG	2,404,421
72,307	Kloeckner & Co. SE*	693,561
15,896	KUKA AG‡	1,224,425
38,719	LEG Immobilien AG*	3,071,824
12,812	Linde AG	2,609,600
4,403	Manz AG*	378,211
26,781	Merck KGaA	3,007,149
29,011	MTU Aero Engines AG	2,845,331
25,303	OSRAM Licht AG	1,258,222
62,150	ProSiebenSat.1 Media AG	3,050,767
86,613	SAP SE	6,281,798
123,335	Software AG	3,212,197

66	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Germany — continued

110,172	Symrise AG	6,962,225
148,112	TAG Immobilien AG‡	2,044,078
36,708	United Internet AG	1,671,791
6,974	Volkswagen AG	1,797,992
7,017	Wacker Chemie AG‡	812,032
59,439	Wincor Nixdorf AG	2,792,251
19,819	Wirecard AG	837,801

	Total Germany	186,178,214

	Hong Kong — 0.4%

506,000	Henderson Land Development Co., Ltd.	3,550,396
158,000	HKT Trust & HKT, Ltd.	203,791
5,855,178	PCCW, Ltd.	3,572,142
263,000	Wharf Holdings, Ltd. (The)	1,833,491

	Total Hong Kong	9,159,820

	India — 0.7%

1,346,650	ICICI Bank, Ltd.	6,774,001
190,621	Tata Consultancy Services, Ltd.	7,797,699

	Total India	14,571,700

	Indonesia — 0.6%

7,302,900	Bank Mandiri Persero Tbk PT	6,967,777
3,006,100	Perusahaan Gas Negara Persero Tbk PT	1,103,578
8,472,300	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	1,121,000
5,344,100	Telekomunikasi Indonesia Persero Tbk PT	1,181,220
753,296	United Tractors Tbk PT	1,255,973

	Total Indonesia	11,629,548

	Ireland — 0.3%

46,898	Accenture Plc Class A	4,393,874
17,961	CRH Plc, Sponsored ADR	470,399
5,362,963	Governor & Co. of the Bank of Ireland (The)*	2,038,976

	Total Ireland	6,903,249

	Isle of Man — 0.0%

32,703	Playtech Plc	377,701

	Italy — 1.6%

12,685	Danieli & C. Officine Meccaniche Spa-RSP	210,622
625,828	Enel Spa	2,831,050
157,695	ENI Spa	2,731,847
21,134	Exor Spa	959,894
4,046,000	Intesa Sanpaolo Spa	13,757,545
32,908	Luxottica Group Spa	2,088,782
173,873	Mediobanca Spa	1,668,518
145,213	Pirelli & C. Spa	2,411,122
658,133	Salini Impregilo Spa*	2,835,820

See accompanying Notes to the Financial Statements.	67

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Italy — continued

26,667	Salvatore Ferragamo Spa	854,055
767,780	Telecom Italia Spa-RNC	721,521
241,640	UniCredit Spa	1,642,770

	Total Italy	32,713,546

	Japan — 20.4%

196,000	77 Bank, Ltd. (The)	1,111,361
39,000	Air Water, Inc.	698,537
8,500	Alpine Electronics, Inc.	141,968
28,000	Alps Electric Co., Ltd.	677,790
103,000	Amada Co., Ltd.	993,713
17,800	Amano Corp.	213,288
275,000	Asahi Glass Co., Ltd.	1,806,963
130,000	Asahi Kasei Corp.‡	1,245,528
307,500	Astellas Pharma, Inc.	5,044,872
14,500	Azbil Corp.	394,163
122,000	Bank of Yokohama, Ltd. (The)	716,181
75,500	Bridgestone Corp.	3,031,962
70,500	Brother Industries, Ltd.‡	1,124,590
126,000	Calsonic Kansei Corp.	837,373
106,200	Canon Marketing Japan, Inc.	2,135,069
14,725	Canon, Inc., Sponsored ADR	520,823
166,700	Canon, Inc.	5,904,871
203,000	Central Glass Co., Ltd.	959,775
25,300	Central Japan Railway Co.	4,587,438
234,294	Chiba Bank, Ltd. (The)	1,723,138
15,100	Chugai Pharmaceutical Co., Ltd.	476,577
110,800	Citizen Holdings Co., Ltd.‡	851,846
174,300	COMSYS Holdings Corp.	2,158,311
395,300	Dai-ichi Life Insurance Co., Ltd. (The)	5,753,564
67,000	Daicel Corp.	800,592
130,800	Daiichi Sanyko Co., Ltd.‡	2,079,930
139,560	Daikin Industries, Ltd.	9,363,350
311,246	Daiwa Securities Group, Inc.	2,455,190
48,400	East Japan Railway Co.‡	3,890,565
218,000	Fuji Electric Holdings Co., Ltd.	1,030,694
434,900	Fuji Heavy Industries, Ltd.	14,473,095
151,900	Fuji Media Holdings, Inc.	2,158,329
232,400	FUJIFILM Holdings Corp.	8,287,335
197,000	Fujikura, Ltd.	865,699
310,000	Fujitsu, Ltd.	2,117,332
65,497	Glory, Ltd.	1,829,601
230,294	Hachijuni Bank, Ltd. (The)	1,628,429
249,000	Hankyu Hanshin Holdings, Inc.	1,542,689
15,300	Heiwa Corp.	300,961
170,000	Hino Motors, Ltd.‡	2,431,103
38,850	Hirose Electric Co., Ltd.‡	5,034,221
32,900	Hitachi Chemical Co., Ltd.	705,598
61,800	Hitachi Construction Machinery Co., Ltd.‡	1,083,207

68	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Japan — continued

31,300	Hitachi High-Technologies Corp.	956,552
59,500	Hitachi Koki Co., Ltd.	485,724
471,000	Hitachi, Ltd.	3,233,081
10,200	Hoshizaki Electric Co., Ltd.	665,966
59,100	Hoya Corp.	2,374,103
91,900	Ibiden Co., Ltd.	1,553,315
234,900	Inpex Holdings, Inc.	2,596,289
48,700	Ito En, Ltd.‡	1,052,172
63,200	Japan Airlines Co., Ltd.	1,970,965
283,300	Japan Tobacco, Inc.	8,977,958
44,700	JFE Holdings, Inc.	989,233
331,714	Joyo Bank, Ltd. (The)	1,709,395
50,300	JSR Corp.	873,670
44,600	JTEKT Corp.	697,683
298,108	Kao Corp.	14,914,722
630,000	Kawasaki Kisen Kaisha, Ltd.‡	1,696,811
646,500	KDDI Corp.	14,665,860
31,600	Keyence Corp.	17,285,470
81,300	Kiyo Bank, Ltd. (The)	1,135,522
52,000	Kobayashi Pharmaceutical Co., Ltd.	3,728,997
1,100,000	Kobe Steel, Ltd.	2,036,273
104,800	Komatsu, Ltd.	2,064,540
300,000	Konica Minolta Holdings, Inc.	3,054,409
52,186	Kose Corp.	2,885,080
699,000	Kubota Corp.	11,091,907
13,400	Kurita Water Industries, Ltd.	324,595
72,800	Kyocera Corp.	4,001,648
202,300	Kyowa Exeo Corp.‡	2,174,398
83,300	Lintec Corp.	1,987,948
219,000	Meidensha Corp.	708,543
67	MID Reit, Inc. REIT	162,465
46,000	Minebea Co., Ltd.	728,022
1,067,300	Mitsubishi Chemical Holdings Corp.	6,217,351
165,500	Mitsubishi Co.‡	3,340,361
630,000	Mitsubishi Electric Corp.	7,504,315
289,000	Mitsubishi Heavy Industries, Ltd.	1,596,037
133,000	Mitsubishi Materials Corp.	448,047
326,900	Mitsubishi UFJ Financial Group, Inc.	2,027,230
203,900	Mitsubishi UFJ Lease & Finance Co., Ltd.	1,011,636
42,500	Mitsui & Co., Ltd.	571,274
183,000	Mitsui Mining & Smelting Co., Ltd.	418,111
1,145,100	Mizuho Financial Group, Inc.‡	2,015,682
106,800	MS&AD Insurance Group Holdings	3,001,176
16,500	Murata Manufacturing Co., Ltd.	2,274,984
51,000	Nachi-Fujikoshi Corp.	279,825
281,000	NEC Corp.	827,125
73,300	Nidec Corp.	4,881,777
120,800	Nihon Kohden Corp.	3,298,895
91,000	Nippon Electric Glass Co., Ltd.	445,420
254,000	Nippon Express Co., Ltd.	1,423,290

See accompanying Notes to the Financial Statements.	69

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Japan — continued

424,000	Nippon Steel & Sumitomo Metal Corp.	1,069,502
33,800	Nippon Telegraph & Telephone Corp.	2,084,791
109,600	Nippon Television Network Corp.	1,828,723
43,100	Nissan Chemical Industries, Ltd.	894,525
79,000	Nisshinbo Holdings, Inc.	759,533
47,200	Nitto Denko Corp.	3,160,442
233,341	Nomura Research Institute, Ltd.	8,794,674
771,641	North Pacific Bank, Ltd.	2,921,201
103,000	NSK, Ltd.	1,509,894
29,200	NTT Data Corp.	1,273,429
80,600	Obic Co., Ltd.	3,427,642
82,000	Ogaki Kyoritsu Bank, Ltd. (The)	259,829
65,600	Omron Corp.	2,964,786
678,000	Orix Corp.	9,545,991
68,200	Otsuka Holdings Co., Ltd.	2,137,985
37,000	PanaHome Corp.	256,694
165,600	Panasonic Corp.‡	2,177,621
139,400	Pioneer Corp.*	254,564
284,400	Ricoh Co., Ltd.	3,101,899
55,100	Rohm Co., Ltd.	3,781,305
91,000	San-In Godo Bank, Ltd. (The)	751,978
39,334	Sankyo Co., Ltd.	1,402,150
331,165	Santen Pharmaceutical Co., Ltd.	4,832,510
77,000	Sanwa Holdings Corp.	572,725
34,400	Seiko Epson Corp.‡	611,269
149,300	Sekisui House, Ltd.	2,173,051
153,000	Shiga Bank, Ltd. (The)‡	765,478
35,700	Shin-Etsu Chemical Co., Ltd.	2,336,836
62,000	Showa Corp.	627,626
641,000	Showa Denko KK	817,786
2,500	SMC Corp.	747,238
88,131	Sony Corp., Sponsored ADR*	2,360,148
77,300	Sony Corp.*	2,056,177
210,200	Sony Financial Holdings, Inc.	3,386,336
139,000	Sumitomo Chemical Co., Ltd.	716,298
166,200	Sumitomo Corp.‡	1,781,531
77,100	Sumitomo Dainippon Pharma Co., Ltd.‡	915,492
92,700	Sumitomo Electric Industries, Ltd.	1,217,448
65,500	Sumitomo Forestry Co., Ltd.	717,127
186,000	Sumitomo Heavy Industries, Ltd.	1,220,613
164,341	Sumitomo Mitsui Financial Group‡	6,305,734
35,400	Suruga Bank, Ltd.	736,485
33,990	Suzuken Co., Ltd.	1,038,761
244,700	Suzuki Motor Corp.	7,371,097
20,000	Sysmex Corp.	1,112,362
373,100	T&D Holdings, Inc.	5,147,333
18,000	Tadano, Ltd.	242,552
11,900	Takeda Pharmaceutical Co., Ltd.‡	595,273
40,300	TDK Corp.	2,869,810
163,000	Terumo Corp.	4,308,610

70	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Japan — continued

196,000	Tobu Railway Co., Ltd.	931,582
22,200	Tokai Rika Co., Ltd.	516,288
192,800	Tokio Marine Holdings, Inc.	7,296,417
37,700	Tokyo Ohka Kogyo Co., Ltd.	1,221,301
262,000	Tokyu Corp.	1,625,416
367,000	Toshiba Corp.	1,542,976
385,000	Toshiba TEC Corp.	2,552,220
425,000	Tosoh Corp.	2,147,592
255,000	Toyo Ink SC Holdings Co., Ltd.	1,197,123
21,600	Toyo Seikan Group Holdings, Ltd.	317,358
81,000	Toyo Suisan Kaisha, Ltd.	2,857,036
62,400	Toyota Industries Corp.	3,579,837
29,900	Toyota Motor Corp.	2,090,070
62,400	Toyota Tsusho Corp.	1,657,236
91,500	TS Tech Co., Ltd.	2,475,860
92,000	Tsubakimoto Chain Co.	767,913
242,770	USS Co., Ltd.	4,206,596
7,400	West Japan Railway Co.	388,928
73,000	Yamaguchi Financial Group, Inc.‡	841,851
95,900	Yamaha Corp.	1,682,498
409,162	Yamato Holdings Co., Ltd.	9,457,553
61,800	Yokogawa Electric Corp.	667,342
195,000	Yokohama Rubber Co., Ltd. (The)	2,016,260

	Total Japan	423,533,590

	Luxembourg — 0.3%

154,889	ArcelorMittal	1,459,728
33,256	ArcelorMittal, ADR	313,271
33,224	SES SA, ADR	1,174,670
322,025	Subsea 7 SA‡	2,771,083

	Total Luxembourg	5,718,752

	Malaysia — 0.1%

1,074,800	Genting Malaysia Bhd	1,227,597
298,800	Tenaga Nasional Bhd	1,158,571

	Total Malaysia	2,386,168

	Malta — 0.1%

26,735	Unibet Group Plc, ADR	1,464,774

	Mexico — 0.5%

1,011,900	America Movil SAB de CV Series L	1,036,858
893,630	Cemex SAB de CV, Sponsored ADR*	8,462,676

	Total Mexico	9,499,534

	Netherlands — 5.7%

91,948	Aalberts Industries NV	2,890,475
522,477	Aegon NV	4,123,819
107,528	Aegon NV, ADR	852,697

See accompanying Notes to the Financial Statements.	71

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Netherlands — continued

157,622	Akzo Nobel NV	11,921,118
60,831	ASM International NV	2,812,563
159,528	ASML Holding NV	16,240,657
29,434	ASML Holding NV, ADR	2,973,717
53,244	BinckBank NV	433,398
16,854	Eurocommercial Properties NV REIT	772,106
600,041	Fiat Chrysler Automobiles NV*	9,763,324
17,435	Heineken Holding NV	1,200,284
148,937	Heineken NV	11,361,837
1,338,236	ING Groep NV, ADR*	19,611,481
149,507	Koninklijke Ahold NV	2,946,468
10,923	Koninklijke DSM NV	609,676
126,230	NXP Semiconductors NV*	12,668,443
19,858	Randstad Holding NV	1,204,576
142,357	STMicroelectronics NV	1,328,626
390,553	STMicroelectronics NV (Euronext Exchange)	3,647,570
152,018	STMicroelectronics NV, ADR	1,409,207
98,617	TomTom NV*	756,866
79,334	Unilever NV	3,315,740
100,144	Unilever NV, ADR	4,182,014
10,964	Vastned Retail NV REIT	536,896
75	Wereldhave NV, REIT	5,034
11,109	Wolters Kluwer NV	362,704

	Total Netherlands	117,931,296

	New Zealand — 0.3%

935,185	Air New Zealand, Ltd.	1,911,030
249,787	Fisher & Paykel Healthcare Corp., Ltd.	1,232,534
1,730,222	Spark New Zealand, Ltd.	3,866,531

	Total New Zealand	7,010,095

	Norway — 1.7%

428,960	DnB NOR ASA	6,903,514
348,161	Fred Olsen Energy ASA‡	2,492,696
15,366	Leroy Seafood Group ASA	448,066
336,582	Marine Harvest ASA	3,865,278
409,665	Norsk Hydro ASA	2,154,794
157,623	Orkla ASA	1,192,084
51,048	Salmar ASA	734,768
91,036	SpareBank 1 SMN‡	672,115
285,810	Statoil ASA	5,064,296
725,341	Storebrand ASA*	2,640,680
123,567	TGS Nopec Geophysical Co. ASA	2,741,470
112,961	Yara International ASA	5,746,797

	Total Norway	34,656,558

	Portugal — 0.2%

63,753	Altri SGPS SA	271,760
782,528	Banco Espirito Santo SA* ¤ ****	100,852

72	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Portugal — continued

700,163	EDP - Energias de Portugal SA	2,620,632
62,901	Portucel SA	281,640

	Total Portugal	3,274,884

	Singapore — 0.6%

176,300	United Overseas Bank, Ltd.	2,956,113
533,644	UOL Group, Ltd.	2,972,253
466,000	Venture Corp., Ltd.	2,904,644
3,245,543	Yangzijiang Shipbuilding Holdings, Ltd.	2,993,083

	Total Singapore	11,826,093

	South Africa — 0.2%

82,280	Kumba Iron Ore, Ltd.‡	1,059,377
99,275	Liberty Holdings, Ltd.	1,375,286
36,145	Sasol, Ltd.	1,229,579

	Total South Africa	3,664,242

	South Korea — 0.5%

46,134	GS Retail Co., Ltd.	1,388,864
46,697	Hana Financial Group, Inc.	1,210,094
7,707	Hyundai Motor Co.	1,170,517
28,556	Kia Motors Corp.	1,163,397
26,883	Korea Electric Power Corp.	1,114,623
45,896	KT Corp.*	1,199,679
6,542	Lotte Chemical Corp.	1,199,961
5,126	POSCO	1,129,665
924	Samsung Electronics Co., Ltd.	1,200,130

	Total South Korea	10,776,930

	Spain — 2.4%

44,850	Abertis Infraestructuras SA	810,923
60,164	Acerinox SA	1,009,627
60,972	ACS Actividades de Construccion y Servicios SA	2,160,969
285,552	Amadeus IT Holding SA Class A	12,255,043
3,499,490	Bankia SA*	4,878,469
8,332	Construcciones y Auxiliar de Ferrocarriles SA	2,769,133
145,762	Endesa SA	2,817,870
11,860	Gamesa Corp. Tecnologica SA*	149,858
169,063	Gas Natural SDG SA	3,797,612
26,221	Grifols SA, ADR	860,311
434,720	Iberdrola SA	2,802,269
165,055	Inditex SA	5,296,798
29,098	Indra Sistemas SA‡	341,576
20,191	Let’s GOWEX SA* ¤ ****	—
828,567	Mapfre SA	3,024,704
65,657	Obrascon Huarte Lain SA‡	1,398,677
155,611	Repsol VPF SA	2,897,132
195,173	Telefonica SA	2,779,505

	Total Spain	50,050,476

See accompanying Notes to the Financial Statements.	73

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Sweden — 3.7%

156,543	Alfa Laval AB	3,076,749
59,400	Assa Abloy AB Series B	3,540,286
176,011	Atlas Copco AB Class A	5,700,323
104,357	Atlas Copco AB Class B	3,084,467
86,338	Boliden AB	1,715,938
20,917	Castellum AB	316,033
180,021	Electrolux AB Class B‡	5,160,127
33,621	Hemfosa Fastigheter AB*	768,008
151,125	Hennes & Mauritz AB Class B	6,124,522
86,919	Holmen AB Class B	2,932,895
76,171	Hufvudstaden AB Class A‡	1,044,872
82,404	Industrivarden AB Class C	1,546,977
16,401	Investor AB Class A	642,229
32,771	JM AB	1,091,347
21,201	L E Lundbergforetagen AB Class B	969,085
143,522	Ratos AB Class B	983,546
136,884	Sandvik AB	1,530,889
687,100	Skandinaviska Enskilda Banken AB‡	8,038,960
27,190	Skanska AB Class B	609,754
47,672	SSAB AB Class A* ‡	234,600
9,037	Swedish Match AB	265,743
47,659	Telefonaktiebolaget LM Ericsson Class B, Sponsored ADR	598,120
1,661,932	Telefonaktiebolaget LM Ericsson Class B	20,889,655
468,737	TeliaSonera AB	2,978,506
50,126	Trelleborg AB Class B	991,587
98,812	Volvo AB Class B‡	1,195,041
14,032	Wihlborgs Fastigheter AB	270,908

	Total Sweden	76,301,167

	Switzerland — 7.4%

10,507	Actelion, Ltd.*	1,218,046
167,572	Adecco SA*	13,974,397
12,028	Ascom Holding AG	207,422
22,262	Baloise-Holding AG	2,949,778
12,059	Bucher Industries AG	2,912,634
30,805	Cie Financiere Richemont SA	2,483,302
92,693	Clariant AG*	1,855,196
2,880	Forbo Holding AG*	3,436,549
40,846	GAM Holding AG*	849,469
10,716	Geberit AG	4,026,912
4,146	Georg Fischer AG	2,838,557
10,573	Givaudan SA*	19,180,095
5,815	Helvetia Holding AG	3,134,101
41,034	Holcim, Ltd.*	3,069,206
40,250	Julius Baer Group, Ltd.*	2,020,581
37,689	Kudelski SA	463,692
76,289	Logitech International SA	1,009,280
269,418	Nestle SA	20,359,602
9,400	Novartis AG, Sponsored ADR	926,934

74	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Switzerland — continued

221,757	Novartis AG	21,951,957
2,051	Partners Group Holding AG	613,421
4,075	Rieter Holding AG*	647,771
73,233	Roche Holding AG	20,213,906
10,505	Schindler Holding AG	1,749,932
1,111	SGS SA	2,127,520
304	Sika AG	1,088,866
18,448	Swiss Life Holding*	4,567,841
8,213	Syngenta AG	2,796,293
68,320	Temenos Group AG*	2,356,347
2,607	U-Blox AG*	456,285
21,988	Zurich Insurance Group AG*	7,454,595

	Total Switzerland	152,940,487

	Taiwan — 0.7%

638,615	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	14,994,680

	Thailand — 0.1%

1,694,900	Krung Thai Bank PCL	1,187,576
725,300	PTT Global Chemical PCL	1,164,626

	Total Thailand	2,352,202

	United Kingdom — 14.6%

593,526	Aberdeen Asset Management Plc	4,049,490
208,554	Amlin Plc	1,565,021
46,460	ARM Holdings Plc, Sponsored ADR	2,290,478
708,369	Ashtead Group Plc	11,399,068
193,377	Associated British Foods Plc	8,089,586
38,633	AstraZeneca Plc	2,653,332
368,807	Beazley Plc	1,575,141
43,526	Berendsen Plc	721,743
156,315	Berkeley Group Holdings Plc	6,123,794
666,910	BP Plc	4,323,455
150,777	British American Tobacco Plc	7,808,261
21,729	British American Tobacco Plc, Sponsored ADR	2,254,818
412,795	BT Group Plc	2,684,040
164,344	BTG Plc*	1,744,377
336,737	Bunzl Plc	9,152,921
436,248	Cairn Energy Plc*	1,017,396
41,330	Carnival Plc, ADR	2,024,757
188,810	Carnival Plc	9,238,314
1,209,945	Centrica Plc	4,544,297
1,359,231	Cobham Plc	6,138,086
785,385	Compass Group Plc	13,664,405
17,833	Compass Group Plc, Sponsored ADR	310,294
68,639	Dialog Semiconductor Plc*	3,100,959
782,674	DS Smith Plc	4,010,811
544,709	Evraz Plc	1,517,782
610,980	Friends Life Group, Ltd.	3,751,354

See accompanying Notes to the Financial Statements.	75

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	United Kingdom — continued

809,458	GKN Plc	4,309,086
431,886	GlaxoSmithKline Plc	9,911,951
95,292	Greene King Plc‡	1,182,615
370,479	Halma Plc	3,841,586
631,676	HSBC Holdings Plc	5,382,534
535,881	ICAP Plc	4,192,369
263,342	IG Group Holdings Plc	2,771,704
39,952	InterContinental Hotels Group Plc	1,562,193
128,835	Intermediate Capital Group Plc	962,972
17,009	Intertek Group Plc	630,742
618,751	ITV Plc	2,322,979
145,756	Jardine Lloyd Thompson Group Plc	2,265,446
1,096,956	Man Group Plc	3,318,745
517,618	Meggitt Plc	4,214,699
255,373	Micro Focus International Plc	4,477,189
215,997	Mondi Plc	4,162,008
42,150	Pearson Plc, Sponsored ADR	910,861
31,896	Prudential Plc, ADR	1,590,972
718,032	QinetiQ Group Plc	2,034,840
318,936	Reckitt Benckiser Group Plc	27,460,728
8,391	Reed Elsevier Plc, Sponsored ADR	577,972
31,775	Royal Bank of Scotland Group Plc, Sponsored ADR*	320,610
465,062	Royal Bank of Scotland Group Plc*	2,347,309
96,749	Royal Dutch Shell Plc Class A (Amsterdam Exchange)	2,892,290
116,012	Royal Dutch Shell Plc Class A (London Exchange)	3,458,176
257,333	Shire Plc	20,494,896
24,695	Shire Plc, ADR	5,909,267
8,300	Smith & Nephew Plc, Sponsored ADR	283,611
74,556	Spectris Plc	2,390,655
717,334	St James’s Place Plc	9,951,332
176,200	Standard Chartered Plc	2,899,906
182,803	SVG Capital Plc*	1,371,782
1,813,946	Taylor Wimpey Plc	4,171,155
99,228	Unilever Plc, Sponsored ADR	4,138,800
55,336	United Business Media, Ltd.	434,554
251,831	Vedanta Resources Plc‡	1,869,217
2,694,434	Vodafone Group Plc	8,817,758
157,775	Weir Group Plc (The)	3,984,034
152,688	Whitbread Plc	11,888,605
439,510	WPP Plc	9,989,056
16,448	WPP Plc, Sponsored ADR	1,871,289

	Total United Kingdom	303,322,473

	United States — 1.6%

49,654	Altera Corp.	2,130,653
147,127	Analog Devices, Inc.	9,269,001
207,927	Colgate-Palmolive Co.	14,417,658
24,948	Sigma-Aldrich Corp.	3,449,061
51,617	Texas Instruments, Inc.	2,951,718

76	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	United States — continued

42,735	Xilinx, Inc.	1,807,691

	Total United States	34,025,782

	TOTAL COMMON STOCKS (COST $1,766,351,944)	1,918,922,388

	INVESTMENT COMPANY — 1.0%

	United States — 1.0%

301,414	iShares MSCI EAFE Index Fund	19,341,736

	TOTAL INVESTMENT COMPANY (COST $18,506,731)	19,341,736

	PREFERRED STOCKS — 1.2%

	Brazil — 0.1%

311,100	Cia Energetica de Minas Gerais, 23.68%	1,247,865
74,900	Telefonica Brasil SA, 9.80%	1,159,555

	Total Brazil	2,407,420

	Germany — 1.1%

11,957	Bayerische Motoren Werke AG, 3.12%	1,107,093
100,987	Henkel AG & Co. KGaA, 1.09%	11,881,793
28,649	Porsche Automobil Holding SE, 2.20%	2,814,442
26,867	Volkswagen AG, 1.67%	7,151,748

	Total Germany	22,955,076

	TOTAL PREFERRED STOCKS (COST $20,715,033)	25,362,496

	RIGHTS — 0.0%

	Spain — 0.0%

195,173	Telefonica SA, Strike Price EUR 10.84, Expires 04/10/15*	31,442

	TOTAL RIGHTS (COST $—)	31,442

Notional	Description	Value ($)

	OPTIONS PURCHASED — 0.0%

	Call Options — 0.0%

4,781,405	OTC Euro versus Japanese Yen with Deutsche Bank Securities, Strike Price $0.01, Expires 09/18/15	1,602
3,191,417	OTC Euro versus Japanese Yen with JP Morgan Securities, Inc., Strike Price $0.01, Expires 07/03/15	—
9,336,730	OTC Euro versus Japanese Yen with UBS AG, Strike Price $0.01, Expires 04/24/15	—

	TOTAL CALL OPTIONS PURCHASED (COST $346,100)	1,602

	Put Options — 0.0%

1,181,029,408	OTC Japanese Yen versus U.S. Dollar with UBS AG, Strike Price $116.50, Expires 07/03/15	363,778

	TOTAL PUT OPTIONS PURCHASED (COST $97,068)	363,778

	TOTAL OPTIONS PURCHASED (COST $443,168)	365,380

See accompanying Notes to the Financial Statements.	77

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 10.6%

		Bank Deposit — 5.2%

107,789,751		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/15	107,789,751

		Securities Lending Collateral — 5.4%

112,388,673		State Street Institutional U.S. Government Money Market Fund, Premier Class***	112,388,673

		TOTAL SHORT-TERM INVESTMENTS (COST $220,178,424)	220,178,424

		TOTAL INVESTMENTS — 105.4% (Cost $2,026,195,300)	2,184,201,866

		Other Assets and Liabilities (net) — (5.4)%	(111,220,590)

		NET ASSETS — 100.0%	$2,072,981,276

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		REIT — Real Estate Investment Trust

	*	Non-income producing security

	‡	All or a portion of this security is out on loan.

	¤	Illiquid security. The total market value of the securities at year end is $100,852 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2015 was $1,457,972.

	***	Represents an investment of securities lending cash collateral.

	****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $100,852 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2015 was $1,457,972.

78	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2015

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
843	MSCI EAFE E-mini Index	June 2015	$77,130,285	$151,385

See accompanying Notes to the Financial Statements.	79

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2015

Industry Sector Summary (Unaudited)	% of Net Assets
Chemicals	6.2
Pharmaceuticals	5.9
Insurance	5.8
Telecommunications	5.4
Banks	4.8
Semiconductors	4.5
Auto Manufacturers	4.2
Food	4.0
Commercial Services	2.8
Auto Parts & Equipment	2.7
Retail	2.7
Electronics	2.4
Building Materials	2.3
Oil & Gas	2.2
Computers	2.0
Software	2.0
Household Products & Wares	1.9
Real Estate	1.9
Transportation	1.9
Diversified Financial Services	1.8
Machinery — Diversified	1.8
Cosmetics & Personal Care	1.6
Electrical Components & Equipment	1.5
Beverages	1.3
Miscellaneous — Manufacturing	1.3
Aerospace & Defense	1.2
Engineering & Construction	1.1
Internet	1.1
Agriculture	1.0
Forest Products & Paper	1.0
Lodging	1.0
Unaffiliated Fund	1.0
Electric	0.8
Iron & Steel	0.8
Machinery — Construction & Mining	0.8
Advertising	0.7
Food Service	0.7
Home Furnishings	0.7
Distribution & Wholesale	0.6
Health Care — Products	0.6
Home Builders	0.6
Leisure Time	0.6
Gas	0.5
Health Care — Services	0.5
Holding Companies — Diversified	0.5
Media	0.5
Metal Fabricate & Hardware	0.5
Mining	0.5
Office & Business Equipment	0.5
Hand & Machine Tools	0.4
Oil & Gas Services	0.4

80	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Schedule of Investments (Continued)

March 31, 2015

Industry Sector Summary (Unaudited)	% of Net Assets
Airlines	0.2
Apparel	0.2
Entertainment	0.2
Investment Companies	0.2
Shipbuilding	0.2
Biotechnology	0.1
Coal	0.1
REITS	0.1
Environmental Control	0.0
Packaging & Containers	0.0
Textiles	0.0
Short-Term Investments and Other Assets and Liabilities (net)	5.2

100.0%

See accompanying Notes to the Financial Statements.	81

Mercer Core Fixed Income Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2015

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 97.9%

	Asset Backed Securities — 11.6%

750,000	A Voce CLO, Ltd., Series 2014-1A, Class A1A, 1.70%, due 07/15/26† 144A	745,616
1,700,000	AIMCO CLO, Series 2014-AA, Class A, 1.80%, due 07/20/26† 144A	1,699,777
1,000,000	AIMCO CLO, Series 2014-AA, Class B1, 2.26%, due 07/20/26† 144A	997,676
1,500,000	AIMCO CLO, Series 2014-AA, Class B2, 4.58%, due 07/20/26 144A	1,553,186
1,470,000	Ally Auto Receivables Trust, Series 2014-2, Class A4, 1.84%, due 01/15/20	1,486,377
2,803,000	Ally Auto Receivables Trust, Series 2014-SN2, Class A3, 1.03%, due 09/20/17	2,806,215
250,000	ALM XI, Ltd., Series 2014-11A, Class A2A, 2.23%, due 10/17/26† 144A	250,315
1,000,000	American Express Credit Account Master Trust, Series 2013-1, Class B, 0.87%, due 02/16/21†	1,006,260
1,800,000	American Express Credit Account Master Trust, Series 2014-2, Class A, 1.26%, due 01/15/20	1,805,945
1,000,000	American Express Credit Account Master Trust, Series 2014-4, Class A, 1.43%, due 06/15/20	1,005,486
877,846	Ameriquest Mortgage Securities, Inc., Series 2003-9, Class AV1, 0.93%, due 09/25/33†	848,800
249,616	Ameriquest Mortgage Securities, Inc., Series 2004-R2, Class A1A, 0.86%, due 04/25/34†	246,522
1,000,000	Anchorage Capital CLO 3, Ltd., Series 2014-3A, Class A2A, 2.51%, due 04/28/26† 144A	999,587
750,000	Anchorage Capital CLO 5, Ltd., Series 2014-5A, Class A, 1.85%, due 10/15/26† 144A	750,633
439,792	Asset Backed Securities Corp. Home Equity, Series 2003-HE7, Class M1, 1.15%, due 12/15/33†	423,890
1,700,000	Avis Budget Rental Car Funding AESOP LLC, Series 2015-1A, Class A, 2.50%, due 07/20/21 144A	1,714,819
250,000	Battalion CLO VIII, Ltd., Series 2015-8A, Class A1, 1.79%, due 04/18/27† †††† 144A	249,623
4,564	Bayview Financial Acquisition Trust, Series 2004-C, Class A1, 0.81%, due 05/28/44†	4,571
84,897	Bear Stearns Asset Backed Securities Trust, Series 2004-SD3, Class A3, 0.74%, due 09/25/34†	83,679
7,300,000	BMW Vehicle Lease Trust, Series 2014-1, Class A4, 0.99%, due 08/21/17	7,309,362
1,232,781	BNSF Railway Co. 2007-1 Pass Through Trust, 6.00%, due 04/01/24	1,386,385
652,630	Burlington Northern and Santa Fe Railway Co. 2006-1 Pass Through Trust, 5.72%, due 01/15/24	750,059
765,000	Chase Issuance Trust, Series 2013-A5, Class A, 0.47%, due 05/15/17	765,063
5,665,000	Chase Issuance Trust, Series 2013-A8, Class A8, 1.01%, due 10/15/18	5,678,021
2,000,000	Chase Issuance Trust, Series 2014-A7, Class A, 1.38%, due 11/15/19	2,008,742
1,528,000	Citibank Credit Card Issuance Trust, Series 2014-A2, Class A2, 1.02%, due 02/22/19	1,529,506
712,034	Colony American Homes, Series 2014-1A, Class A, 1.33%, due 05/17/31† 144A	708,229
3,152,026	CVS Pass-Through Trust, 7.51%, due 01/10/32 144A	4,101,907
1,149,735	Delta Air Lines Pass Through Trust, Series 2007-1, Class A, 6.82%, due 02/10/24	1,349,559
1,000,000	Ford Credit Auto Owner Trust, Series 2014-1, Class A, 2.26%, due 11/15/25 144A	1,019,559
1,000,000	Ford Credit Auto Owner Trust, Series 2014-2, Class A, 2.31%, due 04/15/26 144A	1,019,822
1,390,000	Ford Credit Auto Owner Trust, Series 2014-C, Class A3, 1.06%, due 05/15/19	1,393,174
3,320,000	Ford Credit Floorplan Master Owner Trust, Series 2013-5, Class A1, 1.50%, due 09/15/18	3,345,599
250,000	Highbridge Loan Management Ltd. CLO, Series 2015-6A, 1.00%, due 05/05/27† †††† 144A	249,100
361,330	Home Equity Asset Trust, Series 2003-8, Class M1, 1.25%, due 04/25/34†	343,681
3,500,000	HSBC Home Equity Loan Trust, Series 2006-3, Class M1, 0.44%, due 03/20/36†	3,392,042
250,000	ICG US CLO, Ltd., Series 2014-3A, Class A1B, 3.32%, due 01/25/27 144A	251,516
3,450,000	Invitation Homes Trust, Series 2014-SFR1, Class A, 1.18%, due 06/17/31† 144A	3,418,777

82	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value ($)	Description	Value ($)

	Asset Backed Securities — continued

500,000	KVK CLO, Ltd., Series 2014-2A, Class A, 1.80%, due 07/15/26† 144A	497,928
1,750,000	Magnetite VIII CLO, Ltd., Series 2014-8A, Class A, 1.73%, due 04/15/26† 144A	1,750,553
250,000	Magnetite XI CLO, Ltd., Series 2014-11A, Class A1, 1.69%, due 01/18/27† 144A	250,350
1,570,000	MMAF Equipment Finance LLC, Series 2014-AA, Class A5, 2.33%, due 12/08/25 144A	1,592,849
307,426	Morgan Stanley ABS Capital I, Series 2003-NC10, Class M1, 1.19%, due 10/25/33†	292,069
368,501	Morgan Stanley ABS Capital I, Series 2003-NC6, Class M1, 1.37%, due 06/25/33†	360,457
222,175	Morgan Stanley ABS Capital I, Series 2003-NC7, Class M1, 1.22%, due 06/25/33†	210,764
380,698	New Century Home Equity Loan Trust, Series 2003-A, Class A, 0.89%, due 10/25/33† 144A	362,089
750,000	Regatta IV Funding CLO, Ltd., Series 2014-1A, Class A2, 1.76%, due 07/25/26† 144A	750,406
839,758	Saxon Asset Securities Trust, Series 2005-1, Class M1, 0.86%, due 05/25/35†	804,563
500,000	Seneca Park CLO, Ltd., Series 2014-1A, Class B2, 4.35%, due 07/17/26 144A	510,990
500,000	Shackleton CLO, Ltd., Series 2014-6A, Class A1, 1.74%, due 07/17/26† 144A	498,433
1,047,851	Sierra Timeshare Receivables Funding LLC, Series 2013-3A, Class A, 2.20%, due 10/20/30 144A	1,057,176
1,800,000	SLM Student Loan Trust, Series 2012-B, Class A2, 3.48%, due 10/15/30 144A	1,872,760
318,135	Small Business Administration Participation Certificates, Series 2008-20L, Class 1, 6.22%, due 12/01/28	366,609
2,471,866	Small Business Administration Participation Certificates, Series 2010-20D, Class 1, 4.36%, due 04/01/30	2,725,476
1,611,232	Small Business Administration Participation Certificates, Series 2010-20G, Class 1, 3.80%, due 07/01/30	1,728,016
2,082,840	Small Business Administration Participation Certificates, Series 2010-20I, Class 1, 3.21%, due 09/01/30	2,172,385
1,866,280	Small Business Administration Participation Certificates, Series 2011-20F, Class 1, 3.67%, due 06/01/31	1,996,466
3,440,852	Small Business Administration Participation Certificates, Series 2012-20C, Class 1, 2.51%, due 03/01/32	3,473,694
3,355,956	Small Business Administration Participation Certificates, Series 2013-20H, Class 1, 3.16%, due 08/01/33	3,514,497
4,623,367	Small Business Administration Participation Certificates, Series 2014-20C, Class 1, 3.21%, due 03/01/34	4,837,942
4,314,348	Small Business Administration Participation Certificates, Series 2014-20D, Class 1, 3.11%, due 04/01/34	4,482,438
2,950,020	Small Business Administration Participation Certificates, Series 2014-20I, Class 1, 2.92%, due 09/01/34	3,045,295
860,000	Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, due 11/15/24 144A	870,919
500,000	THL Credit Wind River CLO, Ltd., Series 2014-3A, Class A, 1.86%, due 01/22/27† 144A	500,343
500,000	Treman Park CLO LLC, Series 2015-1A, Class A, 1.76%, due 04/20/27† †††† 144A	500,000
56,985	UAL Pass Through Trust, Series 2009-2A, 9.75%, due 07/15/18	63,254
1,750,000	Voya CLO, Ltd., Series 2012-2AR, Class AR, 1.57%, due 10/15/22† †††† 144A	1,750,000
1,300,000	Washington Mill CLO, Ltd., Series 2014-1A, Class A1, 1.76%, due 04/20/26† 144A	1,296,408
500,000	Washington Mill CLO, Ltd., Series 2014-1A, Class B2, 4.25%, due 04/20/26 144A	508,617

		103,342,826

	Corporate Debt — 37.5%

1,600,000	21st Century Fox America, Inc., 6.15%, due 02/15/41	2,076,088
20,000	21st Century Fox America, Inc., 6.75%, due 01/09/38	26,912

See accompanying Notes to the Financial Statements.	83

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

1,050,000	Actavis Funding SCS, 3.00%, due 03/12/20	1,075,448
1,025,000	Actavis Funding SCS, 3.80%, due 03/15/25	1,059,972
605,000	Actavis Funding SCS, 4.55%, due 03/15/35	632,653
180,000	Activision Blizzard, Inc., 5.63%, due 09/15/21 144A	192,150
280,000	AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 3.75%, due 05/15/19 144A	282,013
680,000	AES Corp. (The), Senior Note, 8.00%, due 06/01/20	780,300
750,000	Aetna, Inc., 4.75%, due 03/15/44	881,435
2,275,000	AgriBank FCB, 9.13%, due 07/15/19	2,908,699
315,000	Agrium, Inc., 4.90%, due 06/01/43	338,278
150,000	Agrium, Inc., 5.25%, due 01/15/45	169,684
1,040,000	AIA Group, Ltd., 3.20%, due 03/11/25 144A	1,051,326
1,438,000	Air Canada 2015-1 Class A Pass Through Trust, 3.60%, due 03/15/27 144A	1,438,000
2,596,000	Alibaba Group Holding, Ltd., 3.60%, due 11/28/24 144A	2,609,541
425,000	Altria Group, Inc., 2.85%, due 08/09/22	423,198
150,000	Altria Group, Inc., 9.95%, due 11/10/38	261,122
1,170,000	Ameren Illinois Co., 2.70%, due 09/01/22	1,188,548
620,000	America Movil SAB de CV, 5.00%, due 03/30/20	705,696
150,000	America Movil SAB de CV, Guaranteed Senior Note, 5.63%, due 11/15/17	166,065
3,938,110	American Airlines 2013-2 Class A Pass Through Trust, 4.95%, due 07/15/24	4,312,230
205,000	American Express Co., 5.20%† †††††	208,588
300,000	American International Group, Inc., 5.85%, due 01/16/18	335,359
970,000	American International Group, Inc., 6.40%, due 12/15/20	1,176,414
680,000	Amgen, Inc., 5.65%, due 06/15/42	836,444
250,000	Anadarko Finance Co., Senior Note, 7.50%, due 05/01/31	332,444
220,000	Anadarko Petroleum Corp., 6.38%, due 09/15/17	244,919
8,000,000	Anadarko Petroleum Corp., 6.83%, due 10/10/36‡‡	3,180,000
290,000	Anheuser-Busch InBev Worldwide, Inc., 2.50%, due 07/15/22	286,579
340,000	Anheuser-Busch InBev Worldwide, Inc., 5.38%, due 01/15/20	392,054
1,280,000	ANR Pipeline Co., 9.63%, due 11/01/21	1,734,112
130,000	Anthem, Inc., 1.25%, due 09/10/15	130,324
425,000	Anthem, Inc., 4.35%, due 08/15/20	469,692
5,000	Anthem, Inc., 5.10%, due 01/15/44	5,758
730,000	Anthem, Inc., 5.88%, due 06/15/17	798,946
1,246,000	Anthem, Inc., 7.00%, due 02/15/19	1,470,501
160,000	ArcelorMittal, 5.25%, due 02/25/17	166,800
375,000	Ashland, Inc., 3.00%, due 03/15/16	379,688
150,000	AT&T, Inc., 2.63%, due 12/01/22‡	146,335
5,000,000	AT&T, Inc., 3.63%, due 11/27/22‡‡ 144A	3,898,525
120,000	AT&T, Inc., 3.88%, due 08/15/21	127,306
10,000	AT&T, Inc., 4.45%, due 05/15/21	10,969
610,000	AT&T, Inc., Global Note, 5.50%, due 02/01/18	671,957
1,675,000	AT&T, Inc., Global Note, 6.55%, due 02/15/39	2,063,000
3,125,000	BAC Capital Trust XI, 6.63%, due 05/23/36	3,868,169
1,280,000	BAE Systems Holdings, Inc., 6.38%, due 06/01/19 144A	1,486,591
600,000	Bank of America Corp., 2.60%, due 01/15/19	611,004
140,000	Bank of America Corp., 3.88%, due 03/22/17	146,584
500,000	Bank of America Corp., 4.13%, due 01/22/24	536,013
400,000	Bank of America Corp., 4.20%, due 08/26/24	414,307
290,000	Bank of America Corp., 5.00%, due 05/13/21	327,782

84	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

420,000	Bank of America Corp., 5.13%† †††††	414,708
500,000	Bank of America Corp., 5.63%, due 07/01/20	577,101
555,000	Bank of America Corp., 5.70%, due 01/24/22	649,860
350,000	Bank of America Corp., 7.63%, due 06/01/19	422,831
410,000	Bank of America Corp., Senior Note, 5.75%, due 12/01/17	451,424
1,721,000	Bank of America NA, 1.65%, due 03/26/18	1,726,039
375,000	Bank One Capital III, 8.75%, due 09/01/30	561,919
775,000	Barclays Bank Plc, 3.75%, due 05/15/24	816,944
1,450,000	Barclays Plc, 4.38%, due 09/11/24	1,468,853
200,000	Bayer US Finance LLC, 3.38%, due 10/08/24 144A	208,448
695,000	Becton Dickinson and Co., 3.73%, due 12/15/24	728,836
1,480,000	Berkshire Hathaway Energy Co., 3.50%, due 02/01/25	1,544,439
1,432,000	Berkshire Hathaway Energy Co., 6.13%, due 04/01/36	1,872,704
1,830,000	Blackstone Holdings Finance Co. LLC, Series 1, 6.63%, due 08/15/19 144A	2,164,837
2,125,000	BNP Paribas SA, 4.25%, due 10/15/24‡	2,191,500
415,000	Boston Properties, LP REIT, 3.13%, due 09/01/23	418,902
1,550,000	Boston Properties, LP REIT, 4.13%, due 05/15/21	1,686,752
2,735,000	Boston Properties, LP REIT, 5.63%, due 11/15/20	3,185,085
250,000	Boston Properties, LP REIT, 5.88%, due 10/15/19	290,455
850,000	Boston Scientific Corp., 6.00%, due 01/15/20	979,390
280,000	Building Materials Corp. of America, 5.38%, due 11/15/24¤ 144A	285,600
1,100,000	Burlington Northern Santa Fe LLC, 3.75%, due 04/01/24	1,176,178
2,025,000	Capital One Financial Corp., 3.50%, due 06/15/23	2,082,514
625,000	Capital One Financial Corp., 4.75%, due 07/15/21	701,732
1,882,000	Carlyle Holdings II Finance LLC, 5.63%, due 03/30/43 144A	2,140,767
915,000	Carnival Corp., 1.88%, due 12/15/17	918,867
500,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7.00%, due 01/15/19	521,250
3,247,000	CDP Financial, Inc., 3.15%, due 07/24/24 144A	3,376,094
925,000	Cemex Finance LLC, 6.00%, due 04/01/24 144A	925,000
450,000	Cemex SAB de CV, 6.13%, due 05/05/25 144A	455,490
675,000	Cemex SAB de CV, 6.50%, due 12/10/19 144A	718,875
1,125,000	Cemex SAB de CV, 7.25%, due 01/15/21 144A	1,203,750
430,000	CGG, 6.50%, due 06/01/21	345,075
525,000	Cigna Corp., 4.00%, due 02/15/22	573,169
800,000	Cigna Corp., 5.38%, due 02/15/42	994,226
1,100,000	Cigna Corp., 6.15%, due 11/15/36	1,466,223
325,000	Cigna Corp., 7.88%, due 05/15/27	452,396
170,000	CIT Group, Inc., 5.00%, due 08/01/23	174,675
300,000	Citigroup, Inc., 3.50%, due 05/15/23	299,484
560,000	Citigroup, Inc., 3.95%, due 06/15/16	579,147
260,000	Citigroup, Inc., 4.05%, due 07/30/22	273,192
1,950,000	Citigroup, Inc., 4.50%, due 01/14/22	2,156,162
380,000	Citigroup, Inc., 5.50%, due 09/13/25	431,560
130,000	Citigroup, Inc., 5.90%† †††††	131,625
230,000	Citigroup, Inc., 5.95%† †††††	233,163
80,000	Citigroup, Inc., 6.68%, due 09/13/43	107,069
2,850,000	Comcast Corp., 4.25%, due 01/15/33	3,066,879
320,000	Comcast Corp., 5.65%, due 06/15/35	398,597
1,075,000	Comcast Corp., 5.88%, due 02/15/18	1,211,930

See accompanying Notes to the Financial Statements.	85

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

100,000	Comcast Corp., 6.30%, due 11/15/17	112,990
130,000	Comcast Corp., 6.50%, due 01/15/17	142,633
20,000	Comcast Corp., 6.50%, due 11/15/35	27,271
90,000	Comcast Corp., 6.95%, due 08/15/37	128,256
228,000	Concho Resources, Inc., 6.50%, due 01/15/22	239,970
300,000	ConocoPhillips Holding Co., 6.95%, due 04/15/29	410,942
1,546,000	Consumers Energy Co., 3.38%, due 08/15/23	1,639,731
1,155,836	Continental Airlines 2007-1 Class A Pass Through Trust, 5.98%, due 10/19/23	1,301,760
210,000	Countrywide Financial Corp., Subordinated Note, 6.25%, due 05/15/16	220,982
1,950,000	COX Communications, Inc., 3.25%, due 12/15/22 144A	1,981,299
1,175,000	COX Communications, Inc., 3.85%, due 02/01/25 144A	1,212,539
650,000	COX Communications, Inc., 5.88%, due 12/01/16 144A	698,188
875,000	COX Communications, Inc., 9.38%, due 01/15/19 144A	1,103,846
500,000	Credit Suisse Group Funding Guernsey, Ltd., 2.75%, due 03/26/20 144A	503,434
550,000	CSX Corp., 7.38%, due 02/01/19	661,196
1,160,000	CVS Health Corp., 2.75%, due 12/01/22	1,167,423
200,000	Dai-ichi Life Insurance Co., Ltd. (The), 5.10%† ††††† 144A	218,859
250,000	Daimler Finance North America LLC, 1.30%, due 07/31/15 144A	250,685
900,000	DCP Midstream LLC, 5.35%, due 03/15/20 144A	879,657
1,465,000	Deutsche Telekom International Finance BV, 6.00%, due 07/08/19	1,707,185
520,000	Devon Energy Corp., 7.95%, due 04/15/32	717,023
665,000	Discover Financial Services, 3.75%, due 03/04/25	671,230
350,000	DISH DBS Corp., 7.13%, due 02/01/16	364,438
400,000	Dominion Resources, Inc., 4.45%, due 03/15/21	443,276
1,325,000	Dominion Resources, Inc., 5.75%, due 10/01/54†	1,418,809
400,000	Dow Chemical Co. (The), 4.38%, due 11/15/42	402,946
775,000	Dow Chemical Co. (The), 7.38%, due 11/01/29	1,053,966
1,585,000	Dow Chemical Co. (The), 8.55%, due 05/15/19	1,986,225
575,000	Dow Chemical Co. (The), 9.40%, due 05/15/39	954,734
2,589,000	Duke Energy Corp., 3.55%, due 09/15/21	2,771,203
240,000	Eagle Spinco, Inc., 4.63%, due 02/15/21	238,200
250,000	Eaton Corp., 1.50%, due 11/02/17	251,108
650,000	Eaton Corp., 2.75%, due 11/02/22	652,462
110,000	Ecolab, Inc., 4.35%, due 12/08/21	121,387
190,000	El Paso Natural Gas Co. LLC, 8.38%, due 06/15/32	244,882
725,000	Enel Finance International SA, 6.00%, due 10/07/39 144A	883,192
1,000,000	Enel Finance International SA, Guaranteed Note, 6.80%, due 09/15/37 144A	1,306,989
1,128,000	Energy Transfer Partners, LP, 4.05%, due 03/15/25	1,139,810
1,102,000	Ensco Plc, 4.70%, due 03/15/21	1,115,255
460,000	Enterprise Products Operating LLC, 3.75%, due 02/15/25	475,804
1,934,000	ERAC USA Finance LLC, 2.80%, due 11/01/18¤ 144A	1,991,672
1,350,000	ERP Operating, LP, 3.00%, due 04/15/23	1,355,222
825,000	ERP Operating, LP, 4.63%, due 12/15/21	922,838
2,045,000	Escrow GCB General Motors, 8.38%, due 07/15/49¤ ****	—
912,000	Exelon Generation Co. LLC, 4.25%, due 06/15/22	963,782
250,000	Export-Import Bank of Korea, 4.00%, due 01/11/17	262,102
150,000	FirstEnergy Corp., 2.75%, due 03/15/18	153,722
245,000	FirstEnergy Corp., Series C, 7.38%, due 11/15/31	311,940
540,000	Ford Motor Co., 4.75%, due 01/15/43	592,777

86	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

625,000	Ford Motor Credit Co. LLC, 5.63%, due 09/15/15	638,144
600,000	Ford Motor Credit Co. LLC, 5.75%, due 02/01/21	698,029
650,000	Ford Motor Credit Co. LLC, 5.88%, due 08/02/21	766,212
350,000	Ford Motor Credit Co. LLC, 8.00%, due 12/15/16	388,044
580,000	Ford Motor Credit Co. LLC, 8.13%, due 01/15/20	725,454
440,000	Ford Motor Credit Co. LLC, 12.00%, due 05/15/15	445,434
1,162,000	Freeport-McMoRan, Inc., 4.55%, due 11/14/24	1,118,648
210,000	General Electric Capital Corp., 1.63%, due 07/02/15	210,650
930,000	General Electric Capital Corp., 4.38%, due 09/16/20	1,033,660
1,165,000	General Electric Capital Corp., 4.63%, due 01/07/21	1,313,365
450,000	General Electric Capital Corp., 4.65%, due 10/17/21	510,026
1,390,000	General Electric Capital Corp., 5.55%, due 05/04/20	1,620,213
720,000	General Electric Capital Corp., 6.38%, due 11/15/67†	783,000
480,000	General Electric Capital Corp., 6.88%, due 01/10/39	692,860
310,000	General Electric Co., 4.50%, due 03/11/44	349,448
450,000	General Motors Co., 4.00%, due 04/01/25	458,950
1,045,000	General Motors Financial Co., Inc., 3.50%, due 07/10/19	1,073,922
580,000	Gilead Sciences, Inc., 3.50%, due 02/01/25	612,377
520,000	Glencore Finance Canada, Ltd., 2.05%, due 10/23/15 144A	522,255
470,000	Glencore Finance Canada, Ltd., 2.70%, due 10/25/17 144A	477,172
100,000	Glencore Finance Canada, Ltd., 5.80%, due 11/15/16 144A	106,464
320,000	Glitnir Banki HF, Subordinated Note, 6.69%, due 06/15/16¤ **** ††† 144A	—
350,000	GLP Capital, LP/GLP Financing II, Inc., 4.88%, due 11/01/20	360,500
265,000	Goldcorp, Inc., 3.63%, due 06/09/21	269,825
150,000	Goldman Sachs Group (The), Inc., 4.00%, due 03/03/24	158,706
140,000	Goldman Sachs Group (The), Inc., 5.25%, due 07/27/21	159,340
680,000	Goldman Sachs Group (The), Inc., 5.95%, due 01/18/18	757,653
660,000	Goldman Sachs Group (The), Inc., 6.25%, due 02/01/41	863,394
2,137,000	Goldman Sachs Group (The), Inc., 7.50%, due 02/15/19	2,552,655
165,000	HCA, Inc., 4.25%, due 10/15/19	169,744
150,000	HCA, Inc., 5.25%, due 04/15/25	162,188
460,000	HCA, Inc., 5.88%, due 03/15/22	510,457
1,815,000	HCA, Inc., 6.50%, due 02/15/16	1,885,513
859,000	HCP, Inc., 4.25%, due 11/15/23	904,437
1,100,000	Health Care REIT, Inc., 4.50%, due 01/15/24	1,183,140
875,000	Health Net, Inc., 6.38%, due 06/01/17	938,437
1,250,000	Hewlett-Packard Co., 3.30%, due 12/09/16	1,293,089
270,000	Home Depot (The), Inc., 4.40%, due 03/15/45	302,242
740,000	HSBC Finance Corp., 6.68%, due 01/15/21	879,775
550,000	HSBC Holdings Plc, 5.10%, due 04/05/21	628,960
1,050,000	HSBC Holdings Plc, Subordinated Note, 6.50%, due 05/02/36	1,331,683
1,015,000	HSBC Holdings Plc, Subordinated Note, 6.50%, due 09/15/37	1,299,336
1,260,000	Husky Energy, Inc., 7.25%, due 12/15/19	1,496,977
420,000	Imperial Tobacco Finance Plc, 2.05%, due 02/11/18 144A	422,688
260,000	Intelsat Jackson Holdings SA, 5.50%, due 08/01/23	246,350
120,000	Intelsat Jackson Holdings SA, 7.25%, due 10/15/20	123,900
250,000	Intesa Sanpaolo Spa, 3.13%, due 01/15/16	253,454
250,000	Intesa Sanpaolo Spa, 3.63%, due 08/12/15 144A	252,372
500,000	Jefferies Group LLC, 5.13%, due 01/20/23	519,833

See accompanying Notes to the Financial Statements.	87

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

220,000	John Deere Capital Corp., 2.25%, due 04/17/19	224,861
300,000	JPMorgan Chase & Co., 3.25%, due 09/23/22	307,319
1,430,000	JPMorgan Chase & Co., 3.38%, due 05/01/23	1,441,135
90,000	JPMorgan Chase & Co., 4.35%, due 08/15/21	99,136
860,000	JPMorgan Chase & Co., 4.40%, due 07/22/20	945,157
200,000	JPMorgan Chase & Co., 4.50%, due 01/24/22	221,395
1,250,000	JPMorgan Chase & Co., Subordinated Note, 6.13%, due 06/27/17	1,370,401
100,000	Kaupthing Bank HF, 7.13%, due 05/19/16 ¤ **** ††† 144A	—
950,000	Kentucky Power Co., 6.00%, due 09/15/17 144A	1,048,030
2,500,000	Kinder Morgan Energy Partners, LP, 4.15%, due 02/01/24	2,559,930
650,000	Kinder Morgan Energy Partners, LP, 5.00%, due 08/15/42	633,564
550,000	Kinder Morgan Energy Partners, LP, 6.95%, due 01/15/38	653,733
1,850,000	Kinder Morgan, Inc., 4.30%, due 06/01/25	1,902,740
2,252,000	KKR Group Finance Co. LLC, 6.38%, due 09/29/20 144A	2,654,083
600,000	Koninklijke Philips Electronics NV, 5.75%, due 03/11/18	671,024
450,000	Koppers, Inc., 7.88%, due 12/01/19	452,250
360,000	Kraft Foods Group, Inc., 3.50%, due 06/06/22	373,068
349,000	Kraft Foods Group, Inc., 5.38%, due 02/10/20	397,243
400,000	Kroger Co. (The), Senior Note, 6.15%, due 01/15/20	468,719
300,000	L Brands, Inc., 5.63%, due 10/15/23	334,500
2,350,000	Lafarge SA, 6.50%, due 07/15/16	2,496,875
470,000	Lehman Brothers Holdings Capital Trust VII, (MTN), 5.86%††† †††††	165
270,000	Lehman Brothers Holdings, Inc., (MTN), Series I, 6.75%, due 12/28/17†††	95
890,000	Lehman Brothers Holdings, Inc., Subordinated Note, 6.50%, due 07/19/17†††	312
1,150,000	Liberty Mutual Group, Inc., 4.25%, due 06/15/23 144A	1,227,028
1,600,000	Liberty Mutual Group, Inc., 4.95%, due 05/01/22 144A	1,770,082
1,380,000	Lincoln National Corp., 4.00%, due 09/01/23	1,461,350
700,000	Lloyds Banking Group Plc, 4.50%, due 11/04/24	728,494
1,010,000	LyondellBasell Industries NV, 5.00%, due 04/15/19	1,114,758
525,000	Macy’s Retail Holdings, Inc., 6.38%, due 03/15/37	686,441
1,790,000	Macy’s Retail Holdings, Inc., 6.65%, due 07/15/24	2,250,279
350,000	Macy’s Retail Holdings, Inc., 6.90%, due 01/15/32	462,260
600,000	Macy’s Retail Holdings, Inc., 7.00%, due 02/15/28	778,530
230,000	Martin Marietta Materials, Inc., 4.25%, due 07/02/24	241,586
725,000	Massachusetts Institute of Technology, 4.68%, due 07/01/14#	870,056
70,000	Medtronic, Inc., 3.13%, due 03/15/22	72,691
190,000	Medtronic, Inc., 3.15%, due 03/15/22 144A	197,473
970,000	Medtronic, Inc., 3.50%, due 03/15/25 144A	1,015,308
1,578,000	Medtronic, Inc., 4.38%, due 03/15/35 144A	1,719,476
625,000	Merck & Co., Inc., 4.15%, due 05/18/43	674,640
840,000	Merrill Lynch & Co., Inc., Subordinated Note, 5.70%, due 05/02/17	905,460
1,152,000	MetLife, Inc., 3.00%, due 03/01/25	1,155,992
250,000	MetLife, Inc., 4.75%, due 02/08/21	282,988
420,000	MetLife, Inc., Subordinated Note, 6.40%, due 12/15/66	499,800
1,160,000	Microsoft Corp., 2.70%, due 02/12/25	1,165,944
165,630	Miran Mid-Atlantic Series C Pass Through Trust, 10.06%, due 12/30/28	181,779
80,000	Monsanto Co., 4.40%, due 07/15/44	86,393
1,720,000	Morgan Stanley, 4.10%, due 05/22/23	1,791,877
70,000	Morgan Stanley, 4.75%, due 03/22/17	74,557

88	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

325,000	Morgan Stanley, 5.45%† †††††	327,844
1,547,000	Morgan Stanley, 7.30%, due 05/13/19	1,852,381
130,000	Morgan Stanley, (MTN), Series F, 0.71%, due 10/18/16†	129,891
1,000,000	Morgan Stanley, (MTN), Series F, 6.63%, due 04/01/18	1,138,134
1,300,000	Myriad International Holdings BV, 6.00%, due 07/18/20 144A	1,446,250
400,000	Navient Corp., 4.63%, due 09/25/17	407,000
10,000	Navient Corp., 5.00%, due 04/15/15	10,013
1,750,000	Navient Corp., 6.00%, due 01/25/17	1,845,156
475,000	Navient Corp., 6.25%, due 01/25/16	489,844
350,000	Navient Corp., 8.45%, due 06/15/18	389,375
1,037,000	New York and Presbyterian Hospital (The), 4.02%, due 08/01/45	1,050,759
50,000	News America, Inc., 4.50%, due 02/15/21	55,455
525,000	News America, Inc., 5.65%, due 08/15/20	610,101
475,000	News America, Inc., 6.20%, due 12/15/34	608,600
275,000	News America, Inc., 6.40%, due 12/15/35	362,940
660,000	Nippon Life Insurance Co., 5.10%, due 10/16/44† 144A	718,099
780,000	Noble Energy, Inc., 4.15%, due 12/15/21	827,342
1,403,000	Noble Energy, Inc., 8.25%, due 03/01/19	1,679,881
1,000,000	Nordstrom, Inc., 6.25%, due 01/15/18	1,128,642
530,000	Norfolk Southern Corp., 4.80%, due 08/15/43	613,225
220,000	Northern States Power Co., 4.13%, due 05/15/44	241,844
350,000	NRG Energy, Inc., 6.25%, due 05/01/24	354,375
320,000	Oracle Corp., 4.30%, due 07/08/34	347,903
1,757,000	Pacific Gas & Electric Co., 3.75%, due 02/15/24	1,875,120
460,000	Pacific Gas & Electric Co., 6.05%, due 03/01/34	602,824
606,000	Pemex Project Funding Master Trust, 6.63%, due 06/15/35	696,900
730,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.50%, due 06/15/19¤ 144A	731,669
400,000	Petrobras Global Finance BV, 3.88%, due 01/27/16	393,352
1,175,000	Petrobras Global Finance BV, 4.38%, due 05/20/23	1,007,680
875,000	Petrobras Global Finance BV, 5.38%, due 01/27/21	798,131
675,000	Petrobras Global Finance BV, 6.25%, due 03/17/24‡	638,077
992,000	Petroleos Mexicanos, 3.50%, due 01/30/23	971,168
300,000	Petroleos Mexicanos, 4.25%, due 01/15/25 144A	304,815
600,000	Petroleos Mexicanos, 4.88%, due 01/18/24	636,600
430,000	Petroleos Mexicanos, 5.50%, due 01/21/21	474,075
1,150,000	Petroleos Mexicanos, 5.63%, due 01/23/46 144A	1,170,125
2,150,000	Petroleos Mexicanos, 6.38%, due 01/23/45	2,409,075
480,000	Philip Morris International, Inc., 2.90%, due 11/15/21	494,108
1,330,000	Phillips 66, 4.65%, due 11/15/34	1,413,766
1,190,000	PNC Bank NA, 2.95%, due 01/30/23	1,196,199
540,000	PPL Capital Funding, Inc., 5.00%, due 03/15/44	641,091
1,004,000	Pride International, Inc., 6.88%, due 08/15/20	1,144,678
675,000	Provident Cos., Inc., 7.25%, due 03/15/28	893,770
1,000,000	Prudential Financial, Inc., 7.38%, due 06/15/19	1,211,990
1,689,000	PSEG Power LLC, 8.63%, due 04/15/31	2,492,505
170,000	QEP Resources, Inc., 6.88%, due 03/01/21	181,475
2,153,000	Reed Elsevier Capital, Inc., 3.13%, due 10/15/22	2,165,713
755,000	Reynolds American, Inc., Senior Note, 6.75%, due 06/15/17	838,258
3,400,000	Rio Oil Finance Trust, 6.25%, due 07/06/24‡ 144A	3,107,665

See accompanying Notes to the Financial Statements.	89

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

2,700,000	Rio Oil Finance Trust, 6.75%, due 01/06/27 144A	2,435,786
920,000	Rio Tinto Finance USA, Ltd., 9.00%, due 05/01/19	1,167,692
1,886,000	Roche Holdings, Inc., 2.88%, due 09/29/21 144A	1,954,337
169,000	Roche Holdings, Inc., Guaranteed Note, 6.00%, due 03/01/19 144A	195,851
170,000	Rock-Tenn Co., 3.50%, due 03/01/20	176,675
1,500,000	Rogers Communications, Inc., 6.80%, due 08/15/18	1,741,506
825,000	Royal Bank of Scotland Group Plc, 6.00%, due 12/19/23	919,258
2,050,000	Royal Bank of Scotland Group Plc, 6.13%, due 12/15/22	2,312,088
1,220,000	Sempra Energy, 2.40%, due 03/15/20	1,234,975
850,000	Simon Property Group, LP, 6.75%, due 02/01/40	1,193,108
320,000	Softbank Corp., 4.50%, due 04/15/20 144A	328,000
880,000	Southern Copper Corp., 5.25%, due 11/08/42	806,564
1,865,000	Sprint Nextel Corp., 6.00%, due 12/01/16	1,950,557
245,000	State Grid Overseas Investment 2014, Ltd., 2.75%, due 05/07/19 144A	249,878
850,000	State Street Corp., 4.96%, due 03/15/18	920,372
270,000	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, due 04/15/21 144A	268,650
70,000	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 7.75%, due 04/15/20¤ 144A	74,550
380,000	Teachers Insurance & Annuity Association of America, 6.85%, due 12/16/39¤ 144A	531,370
700,000	Telecom Italia Capital SA, 7.00%, due 06/04/18	782,687
1,900,000	Telecom Italia Capital SA, 7.18%, due 06/18/19	2,194,500
825,000	Telecom Italia Capital SA, Guaranteed Senior Note, 7.72%, due 06/04/38	967,312
725,000	Telecom Italia Spa, 5.30%, due 05/30/24 144A	762,156
1,568,000	Telefonaktiebolaget LM Ericsson, 4.13%, due 05/15/22	1,684,888
260,000	Telefonos de Mexico SAB de CV, 5.50%, due 11/15/19	295,620
90,000	Tenet Healthcare Corp., 4.50%, due 04/01/21	88,538
350,000	Tenet Healthcare Corp., 6.00%, due 10/01/20	371,875
220,000	Thermo Fisher Scientific, Inc., 3.60%, due 08/15/21	229,963
300,000	Time Warner Cable, Inc., 4.00%, due 09/01/21	321,566
520,000	Time Warner Cable, Inc., 4.13%, due 02/15/21	559,983
10,000	Time Warner Cable, Inc., 5.00%, due 02/01/20	11,172
740,000	Time Warner Cable, Inc., 5.85%, due 05/01/17	805,277
2,055,000	Time Warner Cable, Inc., 8.25%, due 04/01/19	2,515,747
1,075,000	Time Warner Cable, Inc., 8.75%, due 02/14/19	1,328,156
180,000	Time Warner Entertainment Co. LP, Senior Subordinated Note, 8.38%, due 07/15/33	264,702
260,000	Time Warner, Inc., 4.70%, due 01/15/21	289,831
200,000	Time Warner, Inc., 4.75%, due 03/29/21	223,594
2,965,000	Time Warner, Inc., 7.70%, due 05/01/32	4,227,888
130,000	Transocean, Inc., 5.05%, due 12/15/16	131,788
500,000	UBS AG/Stamford CT, 1.80%, due 03/26/18	501,749
2,087,000	Union Pacific Corp., 4.16%, due 07/15/22	2,338,711
3,600,000	United Airlines 2014-1 Class A Pass Through Trust, 4.00%, due 10/11/27	3,798,000
90,000	UnitedHealth Group, Inc., 3.38%, due 11/15/21	96,277
665,000	UnitedHealth Group, Inc., 4.38%, due 03/15/42	735,113
2,000,000	Ventas Realty, LP/Ventas Capital Corp. REIT, 2.70%, due 04/01/20	2,023,978
40,000	Verizon Communications, Inc., 2.45%, due 11/01/22	38,839
350,000	Verizon Communications, Inc., 3.45%, due 03/15/21	366,341
900,000	Verizon Communications, Inc., 4.15%, due 03/15/24	967,522

90	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value ($)	Description	Value ($)

	Corporate Debt — continued

433,000	Verizon Communications, Inc., 4.27%, due 01/15/36 144A	431,159
1,821,000	Verizon Communications, Inc., 4.52%, due 09/15/48 144A	1,820,527
2,719,000	Verizon Communications, Inc., 4.86%, due 08/21/46	2,853,615
2,357,000	Verizon Communications, Inc., 5.01%, due 08/21/54	2,456,326
110,000	Verizon Communications, Inc., 5.05%, due 03/15/34	119,665
50,000	Verizon Communications, Inc., 6.35%, due 04/01/19	58,237
3,300,000	Verizon Communications, Inc., 6.55%, due 09/15/43	4,303,438
1,152,000	Viacom, Inc., 4.85%, due 12/15/34	1,193,844
31,000	Vulcan Materials Co., 6.50%, due 12/01/16	33,784
1,850,000	Vulcan Materials Co., 7.50%, due 06/15/21	2,229,250
1,064,000	Wal-Mart Stores, Inc., 6.50%, due 08/15/37	1,491,420
1,855,000	WEA Finance LLC/Westfield UK & Europe Finance Plc, 2.70%, due 09/17/19 144A	1,879,722
190,000	Wells Fargo & Co., 1.50%, due 01/16/18	191,039
250,000	Wells Fargo & Co., 3.45%, due 02/13/23	256,064
1,308,000	Wells Fargo & Co., 4.48%, due 01/16/24	1,422,217
90,000	Wells Fargo & Co., 4.60%, due 04/01/21	101,157
1,000,000	Weyerhaeuser Co., 7.38%, due 10/01/19	1,198,212
925,000	Williams Partners, LP, 4.90%, due 01/15/45	870,700
290,000	Williams Partners, LP/Williams Partners Finance Corp., Senior Note, 7.25%, due 02/01/17	318,729
80,000	WM Wrigley Jr Co., 2.40%, due 10/21/18 144A	81,501
320,000	WM Wrigley Jr Co., 2.90%, due 10/21/19 144A	330,283
90,000	WM Wrigley Jr Co., 3.38%, due 10/21/20 144A	94,429
500,000	Xerox Corp., 2.75%, due 03/15/19‡	509,552
500,000	Xerox Corp., 4.50%, due 05/15/21	543,297
600,000	Xerox Corp., 5.63%, due 12/15/19	679,953
2,500,000	Xerox Corp., 6.35%, due 05/15/18	2,825,385
1,070,000	Zimmer Holdings, Inc., 3.55%, due 04/01/25	1,093,539

		334,213,947

	Mortgage Backed Securities - Private Issuers — 10.6%

1,586,327	Banc of America Commercial Mortgage Trust, Series 2007-1, Class A4, 5.45%, due 01/15/49	1,687,763
136,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2006-1, Class AM, 5.42%, due 09/10/45†	139,789
612,847	Bear Stearns ALT-A Trust, Series 2004-12, Class 1A3, 0.87%, due 01/25/35†	598,306
3,184,200	Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW12, Class A4, 5.70%, due 09/11/38†	3,313,808
1,600,000	Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A3, 3.36%, due 07/10/47	1,682,058
1,500,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A4, 2.88%, due 02/10/48	1,511,960
1,000,000	Citigroup Commercial Mortgage Trust, Inc., Series 2013-GC17, Class A2, 2.96%, due 11/10/46	1,044,559
27,500,000	Citigroup Commercial Mortgage Trust, Inc., (IO), Series 2014-GC21, Class XB, 0.33%, due 05/10/47†	965,979
2,530,000	Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4, 5.80%, due 12/10/49†	2,751,773

See accompanying Notes to the Financial Statements.	91

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued

300,000	Commercial Mortgage Pass Through Certificates, Series 2013-CR8, Class A2, 2.37%, due 06/10/46	307,794
100,000	Commercial Mortgage Pass Through Certificates, Series 2013-LC6, Class A3, 2.67%, due 01/10/46	100,719
1,000,000	Commercial Mortgage Pass Through Certificates, Series 2014-CR18, Class A4, 3.55%, due 07/15/47	1,066,236
1,600,000	Commercial Mortgage Pass Through Certificates, Series 2014-CR20, Class A3, 3.33%, due 11/10/47	1,674,193
2,150,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A2, 2.82%, due 03/10/47	2,226,257
53,000,000	Commercial Mortgage Pass Through Certificates, (IO), Series 2014-CR17, Class XB, 0.21%, due 05/10/47† 144A	1,008,299
1,596,276	Credit Suisse Commercial Mortgage Trust, Series 2007-C1, Class A3, 5.38%, due 02/15/40	1,682,010
1,500,000	Credit Suisse Mortgage Trust, Series 2015-3R, Class 10A1, 2.16%, due 10/29/47† 144A	1,489,950
1,500,000	CSAIL Commercial Mortgage Trust, Series 2015-C1, Class A3, 3.24%, due 04/15/50	1,556,347
5,297,931	FHLMC, Series 4274, Class KC, 2.50%, due 02/15/36	5,417,097
1,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K033, Class A2, 3.06%, due 07/25/23†	1,054,920
1,600,000	FHLMC Multifamily Structured Pass Through Certificates, Series K502, Class A2, 1.43%, due 08/25/17	1,617,769
28,388,758	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K025, Class X1, 0.90%, due 10/25/22†	1,560,487
1,537,509	FNMA Connecticut Avenue Securities, Series 2014-C04, Class 1M1, 2.12%, due 11/25/24†	1,552,923
473,997	FNMA Connecticut Avenue Securities, Series 2015-C01, Class 1M1, 1.67%, due 02/25/25†	477,370
5,370,000	FNMA-ACES, Series 2014-M1, Class ASQ2, 2.32%, due 11/25/18†	5,524,047
1,200,000	FNMA-ACES, Series 2014-M4, Class A2, 3.35%, due 03/25/24†	1,285,960
900,000	FNMA-ACES, Series 2014-M4, Class AB2, 3.20%, due 03/25/24	953,034
3,700,000	FNMA-ACES, Series 2014-M4, Class ASQ2, 1.27%, due 01/25/17	3,725,068
290,000	Fremont Home Loan Trust, Series 2004-B, Class M1, 1.04%, due 05/25/34†	271,253
4,731,096	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5, 5.22%, due 04/10/37†	4,767,381
1,500,000	Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class AM, 5.28%, due 04/10/37†	1,523,170
4,900,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4, 5.74%, due 12/10/49	5,287,105
5,000,000	Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.44%, due 03/10/39	5,280,642
1,800,000	GS Mortgage Securities Corp. II, Series 2013-GC12, Class A3, 2.86%, due 06/10/46	1,843,637
900,000	GS Mortgage Securities Trust, Series 2015-GC28, Class A4, 3.14%, due 02/10/48	924,810
284,351	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3, 5.34%, due 05/15/47	299,742
3,300,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A4, 5.78%, due 06/15/49†	3,532,896
1,725,000	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2014-C19, Class A3, 3.67%, due 04/15/47	1,838,736
500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-C13, Class A3, 3.53%, due 01/15/46	528,648

92	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - Private Issuers — continued

1,500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class A4, 2.69%, due 04/15/46	1,513,968
1,688,397	LB-UBS Commercial Mortgage Trust, Series 2007-C2, Class A1A, 5.39%, due 02/15/40	1,812,949
1,000,000	LSTAR Securities Investment Trust, Series 2015-3, Class A, 2.18%, due 03/01/20† 144A	987,000
300,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4, 5.70%, due 09/12/49	321,966
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C7, Class A4, 2.92%, due 02/15/46	102,871
3,448,212	Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A4, 5.69%, due 04/15/49†	3,701,464
2,772,215	Morgan Stanley Capital I, Inc., Series 2005-HQ7, Class A4, 5.20%, due 11/14/42†	2,798,386
298,000	Morgan Stanley Capital I, Inc., Series 2007-HQ11, Class A4, 5.45%, due 02/12/44†	315,629
230,699	Provident Funding Mortgage Loan Trust, Series 2005-1, Class 2A1, 2.47%, due 05/25/35†	233,596
3,339,231	Small Business Administration Participation Certificates, Series 2013-20L, Class 1, 3.38%, due 12/01/33	3,525,204
1,541,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A5, 5.50%, due 04/15/47	1,658,227
3,286,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3, 5.68%, due 05/15/46	3,536,769
47,103	WaMu Mortgage Pass Through Certificates, Series 2003-AR9, Class 1A7, 2.41%, due 09/25/33†	48,704

		94,631,228

	Mortgage Backed Securities - U.S. Government Agency Obligations — 26.3%

881,708	FHLMC, Pool # 1Q0481, 2.02%, due 02/01/38†	937,129
5,865,501	FHLMC, Pool # 1Q1587, 2.38%, due 06/01/37†	6,291,801
1,028,626	FHLMC, Pool # J26100, 3.00%, due 10/01/28	1,082,346
915,839	FHLMC, Pool # V60565, 3.00%, due 06/01/29	963,777
1,876,923	FHLMC, Pool # V60603, 3.00%, due 09/01/29	1,972,679
1,914,266	FHLMC, Pool # V60599, 3.00%, due 09/01/29	2,014,430
2,072,539	FHLMC, Pool # 849372, 3.10%, due 06/01/44†	2,161,722
2,052,364	FHLMC, Pool # 2B1967, 3.13%, due 12/01/43†	2,140,944
480,277	FHLMC, Pool # J16432, 3.50%, due 08/01/26	513,587
473,371	FHLMC, Pool # J17763, 3.50%, due 01/01/27	506,209
494,796	FHLMC, Pool # Q11218, 3.50%, due 09/01/42	519,786
934,743	FHLMC, Pool # Q12052, 3.50%, due 10/01/42	981,886
1,624,295	FHLMC, Pool # Q12862, 3.50%, due 11/01/42	1,712,955
782,277	FHLMC, Pool # Q17792, 3.50%, due 05/01/43	824,980
1,830,913	FHLMC, Pool # 849096, 3.60%, due 10/01/41†	1,929,661
3,569,701	FHLMC, Pool # J13193, 4.00%, due 10/01/25	3,803,045
1,056,650	FHLMC, Pool # G14919, 4.00%, due 06/01/26	1,122,020
111,812	FHLMC, Pool # G14350, 4.00%, due 12/01/26	119,178
809,697	FHLMC, Pool # G14678, 4.00%, due 12/01/26	862,736
3,224,231	FHLMC, Pool # C91402, 4.00%, due 10/01/31	3,479,151
763,102	FHLMC, Pool # G30700, 4.00%, due 04/01/34	823,548
1,322,944	FHLMC, Pool # G06231, 4.00%, due 12/01/40	1,418,310
875,201	FHLMC, Pool # A96970, 4.00%, due 02/01/41	938,397
2,890,101	FHLMC, Pool # Q04020, 4.00%, due 10/01/41	3,097,582
1,641,634	FHLMC, Pool # A89870, 4.50%, due 11/01/39	1,791,480

See accompanying Notes to the Financial Statements.	93

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

1,870,548	FHLMC, Pool # Q02552, 4.50%, due 08/01/41	2,042,539
266,501	FHLMC, Pool # G07515, 4.50%, due 09/01/41	290,448
1,169,146	FHLMC, Pool # G08568, 4.50%, due 01/01/44	1,272,799
1,625,930	FHLMC, Pool # G07021, 5.00%, due 09/01/39	1,801,090
435,212	FHLMC, Pool # G01749, 5.50%, due 01/01/35	491,925
418,290	FHLMC, Pool # G06875, 5.50%, due 12/01/38	471,554
1,140,116	FHLMC, Pool # 782735, 5.56%, due 09/01/36†	1,215,045
20,145	FHLMC, Pool # H09061, 6.00%, due 06/01/37	22,346
829,083	FHLMC, Pool # G06409, 6.00%, due 11/01/39	943,023
5,893,887	FHLMC, Series 4283, Class EW, 5.63%, due 12/15/43†	6,512,259
36,430,703	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K006, Class AX1, 1.03%, due 01/25/20†	1,494,788
27,082,750	FHLMC Multifamily Structured Pass Through Certificates, (IO), Series K007, Class X1, 1.18%, due 04/25/20†	1,205,575
253,489	FHLMC Reference REMIC, Series R007, Class ZA, 6.00%, due 05/15/36	288,823
500,000	FHLMC TBA, 3.00%, due 09/01/42	510,117
2,000,000	FHLMC TBA, 3.00%, due 09/01/42	2,035,742
500,000	FHLMC TBA, 4.00%, due 01/01/42	534,102
1,977,165	FNMA, Pool # AD0065, 1.92%, due 09/01/35†	2,082,798
776,854	FNMA, Pool # 995269, 1.92%, due 07/01/35†	817,768
70,317	FNMA, Pool # 840589, 2.40%, due 09/01/35†	75,429
1,003,396	FNMA, Pool # AO7971, 2.50%, due 06/01/27	1,033,400
1,367,937	FNMA, Pool # AX2197, 2.76%, due 12/01/44†	1,416,651
705,598	FNMA, Pool # AT7040, 2.90%, due 09/01/44†	733,461
1,833,823	FNMA, Pool # AB7505, 3.00%, due 01/01/43	1,879,979
1,399,419	FNMA, Pool # AT0232, 3.00%, due 03/01/43	1,434,294
1,926,241	FNMA, Pool # AU1292, 3.00%, due 07/01/43	1,973,380
981,412	FNMA, Pool # AX3719, 3.50%, due 07/01/27	1,047,744
1,833,458	FNMA, Pool # AJ9278, 3.50%, due 12/01/41	1,929,211
2,691,788	FNMA, Pool # AL1895, 3.50%, due 06/01/42	2,844,655
1,897,262	FNMA, Pool # AL3316, 3.50%, due 03/01/43	2,000,203
2,305,562	FNMA, Pool # AU0920, 3.50%, due 07/01/43	2,428,049
934,068	FNMA, Pool # AL2733, 3.89%, due 07/01/41†	998,690
2,251,582	FNMA, Pool # MA1689, 4.00%, due 12/01/33	2,432,403
2,393,209	FNMA, Pool # 725331, 4.00%, due 01/01/34	2,567,131
6,269,248	FNMA, Pool # MA1858, 4.00%, due 04/01/34	6,775,257
1,202,165	FNMA, Pool # AL6300, 4.00%, due 05/01/34	1,308,373
454,825	FNMA, Pool # AS2666, 4.00%, due 06/01/34	490,895
900,078	FNMA, Pool # MA2019, 4.00%, due 09/01/34	972,842
1,313,628	FNMA, Pool # 932807, 4.00%, due 09/01/40	1,408,515
2,700,234	FNMA, Pool # AH4404, 4.00%, due 01/01/41	2,896,447
435,525	FNMA, Pool # AO4109, 4.00%, due 06/01/42	467,729
535,949	FNMA, Pool # AB9383, 4.00%, due 05/01/43	579,810
2,221,143	FNMA, Pool # AW5109, 4.00%, due 08/01/44	2,386,884
4,448,329	FNMA, Pool # AD0244, 4.50%, due 10/01/24	4,798,828
1,275,239	FNMA, Pool # AL4147, 4.50%, due 01/01/25	1,375,299
289,052	FNMA, Pool # MA0634, 4.50%, due 01/01/31	316,922
998,973	FNMA, Pool # AL5861, 4.50%, due 01/01/31	1,092,823
1,247,992	FNMA, Pool # AL4549, 4.50%, due 01/01/32	1,367,468

94	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

2,721,273	FNMA, Pool # 310098, 4.50%, due 06/01/36	2,979,905
1,766,772	FNMA, Pool # AA4414, 4.50%, due 03/01/39	1,955,033
1,669,639	FNMA, Pool # AD9153, 4.50%, due 08/01/40	1,828,298
1,975,002	FNMA, Pool # AL0215, 4.50%, due 04/01/41	2,165,034
1,820,727	FNMA, Pool # AL5749, 4.50%, due 07/01/42	1,994,690
3,155,957	FNMA, Pool # MA1860, 4.50%, due 04/01/44	3,449,504
2,635,723	FNMA, Pool # AL2439, 5.00%, due 06/01/26	2,864,970
2,478,893	FNMA, Pool # 254903, 5.00%, due 10/01/33	2,780,322
1,577,793	FNMA, Pool # 725027, 5.00%, due 11/01/33	1,761,785
1,369,005	FNMA, Pool # 745148, 5.00%, due 01/01/36	1,522,279
1,118,160	FNMA, Pool # 995245, 5.00%, due 01/01/39	1,242,068
446,850	FNMA, Pool # AI1892, 5.00%, due 05/01/41	501,431
1,172,045	FNMA, Pool # AL5955, 5.00%, due 01/01/42	1,304,752
1,876,015	FNMA, Pool # AL5788, 5.00%, due 05/01/42	2,090,401
297,558	FNMA, Pool # AE0011, 5.50%, due 09/01/23	326,403
1,141,569	FNMA, Pool # 995253, 5.50%, due 12/01/23	1,250,679
1,541,015	FNMA, Pool # AL0278, 5.50%, due 01/01/25	1,703,668
10,161	FNMA, Pool # 254548, 5.50%, due 12/01/32	11,515
1,002,689	FNMA, Pool # 704235, 5.50%, due 05/01/33	1,135,705
111,855	FNMA, Pool # 555591, 5.50%, due 07/01/33	126,734
1,428,561	FNMA, Pool # 725221, 5.50%, due 01/01/34	1,618,782
66,675	FNMA, Pool # 735224, 5.50%, due 02/01/35	75,543
132,485	FNMA, Pool # 990906, 5.50%, due 10/01/35	149,644
748,888	FNMA, Pool # 849077, 5.50%, due 01/01/36	845,078
1,606,999	FNMA, Pool # 983471, 5.50%, due 05/01/38	1,808,562
1,646,723	FNMA, Pool # 985184, 5.50%, due 08/01/38	1,853,267
722,717	FNMA, Pool # AX1916, 5.50%, due 12/01/41	831,592
1,171,301	FNMA, Pool # AL0144, 5.52%, due 11/01/37†	1,253,722
1,224,044	FNMA, Pool # 745506, 5.66%, due 02/01/16	1,246,683
200,920	FNMA, Pool # 256517, 6.00%, due 12/01/26	228,865
2,184,051	FNMA, Pool # 725162, 6.00%, due 02/01/34	2,509,596
1,467,852	FNMA, Pool # AD0218, 6.00%, due 09/01/36	1,688,571
54,428	FNMA, Pool # 888736, 6.00%, due 10/01/37	60,072
141,279	FNMA, Pool # 955166, 6.00%, due 11/01/37	156,114
642,168	FNMA, Pool # AL0406, 6.00%, due 06/01/38	709,078
187,956	FNMA, Pool # AL0852, 6.00%, due 06/01/38	207,513
486,813	FNMA, Pool # AL0901, 6.00%, due 07/01/38	545,534
821,144	FNMA, Pool # AE0469, 6.00%, due 12/01/39	935,318
871,003	FNMA, Pool # 256421, 6.50%, due 09/01/36	1,023,499
511,629	FNMA, Pool # AL0778, 6.50%, due 01/01/49	570,178
1,380,454	FNMA, Pool # 888369, 7.00%, due 03/01/37	1,618,827
1,774,066	FNMA, Series 2007-50, Class DZ, 5.50%, due 06/25/37	1,992,137
1,532,864	FNMA, Series 2007-63, Class VZ, 5.50%, due 07/25/37	1,658,394
2,947,799	FNMA, Series 2007-70, Class Z, 5.50%, due 07/25/37	3,340,815
1,228,481	FNMA, Series 2011-59, Class NZ, 5.50%, due 07/25/41	1,473,254
137,836	FNMA, Series 2012-28, Class B, 6.50%, due 06/25/39	154,933
76,522	FNMA Grantor Trust, Series 2004-T1, Class 1A2, 6.50%, due 01/25/44	88,494
859,080	FNMA REMIC Trust 2007-W1, Series 2007-W10, Class 2A, 6.32%, due 08/25/47†	978,528
2,500,000	FNMA TBA, 2.50%, due 10/01/27	2,567,773

See accompanying Notes to the Financial Statements.	95

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value ($)	Description	Value ($)

	Mortgage Backed Securities - U.S. Government Agency Obligations — continued

4,000,000	FNMA TBA, 3.00%, due 10/01/42	4,079,922
1,500,000	FNMA TBA, 3.50%, due 10/01/42	1,575,586
7,500,000	FNMA TBA, 3.50%, due 10/01/42	7,858,887
500,000	FNMA TBA, 5.00%, due 05/01/37	556,055
500,000	FNMA TBA, 5.50%, due 10/01/34	563,438
2,260,626	FNMA Trust, Series 2004-W1, Class 2A2, 7.00%, due 12/25/33	2,677,477
112,886	FNMA Trust, Series 2004-W9, Class 2A1, 6.50%, due 02/25/44	128,126
2,903,004	GNMA, Pool # AB2761, 3.50%, due 08/15/42	3,061,500
2,633,455	GNMA, Pool # AB2759, 3.50%, due 08/15/42	2,777,112
1,971,292	GNMA, Pool # MA2445, 3.50%, due 12/20/44	2,078,501
1,089,410	GNMA, Pool # 004833, 4.00%, due 10/20/40	1,170,118
908,302	GNMA, Pool # 004977, 4.00%, due 03/20/41	975,701
1,365,558	GNMA, Pool # MA2372, 4.00%, due 11/20/44	1,464,440
957,297	GNMA, Pool # 698474, 4.50%, due 08/15/39	1,072,763
1,001,133	GNMA, Pool # 004636, 4.50%, due 02/20/40	1,095,399
191,860	GNMA, Pool # 004678, 4.50%, due 04/20/40	209,868
2,580,088	GNMA, Pool # 004978, 4.50%, due 03/20/41	2,816,545
4,140,829	GNMA, Pool # 005055, 4.50%, due 05/20/41	4,517,789
518,909	GNMA, Pool # 005334, 5.00%, due 03/20/42	582,070
3,930,747	GNMA, Pool # MA1922, 5.00%, due 05/20/44	4,348,992
1,000,000	GNMA TBA, 3.00%, due 02/01/43	1,029,746
500,000	GNMA TBA, 3.50%, due 03/01/42	526,602
3,000,000	GNMA TBA, 3.50%, due 01/01/43	3,156,914
4,000,000	GNMA TBA, 4.00%, due 11/01/42	4,262,031

		234,845,976

	Municipal Obligations — 2.7%

300,000	California Bay Area Toll Authority, 6.26%, due 04/01/49	430,221
1,435,000	City of Houston General Obligation, 6.29%, due 03/01/32	1,819,752
90,000	District of Columbia Water & Sewer Authority, 4.81%, due 10/01/14#	108,608
490,000	District of Columbia Water & Sewer Authority, 5.52%, due 10/01/44	631,703
900,000	Energy Northwest, 2.80%, due 07/01/21	924,192
1,565,000	Los Angeles Unified School District, 5.75%, due 07/01/34	1,990,070
910,000	Los Angeles Unified School District, 6.76%, due 07/01/34	1,271,479
1,150,000	New Jersey Economic Development Authority, 2.46%, due 02/15/19‡‡	1,048,869
2,049,000	New Jersey Economic Development Authority, 3.12%, due 02/15/20‡‡	1,775,561
925,000	New Jersey State Turnpike Authority, 7.10%, due 01/01/41	1,354,959
3,400,000	State of California General Obligation, 7.30%, due 10/01/39	5,081,504
335,000	State of California General Obligation, 7.50%, due 04/01/34	501,331
1,000,000	State of California General Obligation, 7.55%, due 04/01/39	1,568,080
350,000	State of California General Obligation, 7.63%, due 03/01/40	545,885
1,600,000	State of Illinois General Obligation, 5.37%, due 03/01/17	1,717,840
2,325,000	State of Illinois General Obligation, 5.67%, due 03/01/18	2,552,501
1,000,000	State of Kentucky Property & Building Commission, 4.30%, due 11/01/19	1,087,750

		24,410,305

	Sovereign Debt Obligations — 0.5%

680,000	Colombia Government International Bond, 5.63%, due 02/26/44	763,300
912,000	Hungary Government International Bond, 5.75%, due 11/22/23	1,053,360

96	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value ($)	Description	Value ($)

	Sovereign Debt Obligations — continued

720,000	Indonesia Government International Bond, 5.88%, due 01/15/24 144A	834,300
200,000	Panama Government International Bond, 3.75%, due 03/16/25	206,000
200,000	Panama Government International Bond, 4.00%, due 09/22/24	210,500
150,000	Romanian Government International Bond, Reg S, 6.13%, due 01/22/44‡‡‡	191,130
650,000	Spain Government International Bond, 4.00%, due 03/06/18 144A	696,280
100,000	Turkey Government International Bond, 7.00%, due 06/05/20	115,750
300,000	Turkey Government International Bond, 7.00%, due 06/05/20	347,250

		4,417,870

	U.S. Government and Agency Obligations — 8.7%

2,300,000	FNMA, 1.91%, due 10/09/19‡‡	2,115,869
875,000	FNMA, 2.63%, due 09/06/24	907,715
1,235,000	FNMA, 6.63%, due 11/15/30	1,861,845
190,000	Tennessee Valley Authority, 5.25%, due 09/15/39	249,730
1,235,000	U.S. Treasury Bond, 2.50%, due 02/15/45	1,223,808
400,000	U.S. Treasury Bond, 2.88%, due 05/15/43	426,250
4,250,000	U.S. Treasury Bond, 3.00%, due 11/15/44	4,657,401
9,952,000	U.S. Treasury Bond, 3.63%, due 08/15/43	12,163,215
1,645,000	U.S. Treasury Note, 0.63%, due 10/15/16	1,649,497
680,000	U.S. Treasury Note, 0.63%, due 05/31/17	680,106
5,000	U.S. Treasury Note, 0.75%, due 03/15/17	5,020
5,250,000	U.S. Treasury Note, 0.88%, due 01/15/18	5,255,744
10,000	U.S. Treasury Note, 1.25%, due 11/30/18	10,049
6,300,000	U.S. Treasury Note, 1.38%, due 03/31/20	6,301,474
12,715,000	U.S. Treasury Note, 1.63%, due 04/30/19	12,926,555
6,000,000	U.S. Treasury Note, 1.63%, due 07/31/19	6,090,468
897,000	U.S. Treasury Note, 1.63%, due 12/31/19	908,492
11,665,000	U.S. Treasury Note, 1.75%, due 09/30/19	11,888,280
80,000	U.S. Treasury Note, 1.75%, due 02/28/22	80,231
3,620,000	U.S. Treasury Note, 1.75%, due 05/15/23	3,600,771
350,000	U.S. Treasury Note, 2.13%, due 01/31/21	361,156
1,020,000	U.S. Treasury Note, 2.38%, due 05/31/18	1,065,183
3,665,000	U.S. Treasury STRIPS, 2.90%, due 08/15/30‡‡	2,526,138
530,000	U.S. Treasury STRIPS, 3.80%, due 05/15/43‡‡	254,159
530,000	U.S. Treasury STRIPS, 3.82%, due 02/15/44‡‡	249,733

		77,458,889

	TOTAL DEBT OBLIGATIONS (COST $850,508,888)	873,321,041

Shares	Description	Value ($)

	PREFERRED STOCK — 0.3%

	Diversified Financial Services — 0.3%

106,600	Citigroup Capital XIII, 7.88%†	2,827,032

	TOTAL PREFERRED STOCK (COST $2,865,380)	2,827,032

See accompanying Notes to the Financial Statements.	97

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Notional	Description	Value ($)

	OPTIONS PURCHASED — 0.0%

	Call Options — 0.0%

162,000	U.S. Treasury Note 2-Year Futures Option with JPMorgan Chase Bank N.A., Strike Price $109.63, Expires 04/24/15	17,719
162,000	U.S. Treasury Note 2-Year Futures Option with JPMorgan Chase Bank N.A., Strike Price $110.13, Expires 04/24/15	1,266
49,000	U.S. Treasury Note 10-Year Futures Option with JPMorgan Chase Bank N.A., Strike Price $127.00, Expires 04/24/15	99,531
49,000	U.S. Treasury Note 10-Year Futures Option with JPMorgan Chase Bank N.A., Strike Price $133.00, Expires 04/24/15	1,531

	TOTAL CALL OPTIONS PURCHASED (COST $74,010)	120,047

	TOTAL OPTIONS PURCHASED (COST $74,010)	120,047

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 6.0%

	Bank Deposit — 5.5%

49,457,834	State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/15	49,457,834

	TOTAL BANK DEPOSITS (COST $49,457,834)	49,457,834

	Securities Lending Collateral — 0.5%

4,499,360	State Street Institutional U.S. Government Money Market Fund, Premier Class***	4,499,360

	TOTAL SECURITIES LENDING COLLATERAL (COST $4,499,360)	4,499,360

	TOTAL SHORT-TERM INVESTMENTS (COST $53,957,194)	53,957,194

	TOTAL INVESTMENTS — 104.2% (Cost $907,405,472)	930,225,314

	Other Assets and Liabilities (net) — (4.2)%	(37,576,502)

	NET ASSETS — 100.0%	$892,648,812

98	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Notes to Schedule of Investments:

ACES — Alternative Credit Enhancement Securities

CLO — Collateralized Loan Obligation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

IO — Interest Only

MTN — Medium Term Note

REIT — Real Estate Investment Trust

REMIC — Real Estate Mortgage Investment Conduit

TBA — To Be Announced

#	Year of maturity is greater than 2100.

¤	Illiquid security. The total market value of the securities at year end is $3,614,861 which represents 0.4% of net assets. The aggregate tax cost of these securities held at March 31, 2015 was $3,864,010.

***	Represents an investment of securities lending cash collateral.

****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $0 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2015 was $418,994.

†	Floating rate note. Rate shown is as of March 31, 2015.

†††	Security is currently in default.

††††	When-issued security.

†††††	Security is perpetual and has no stated maturity date.

‡	All or a portion of this security is out on loan.

‡‡	Interest rate presented is yield to maturity.

‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $103,112,412 which represents 11.6% of net assets.

See accompanying Notes to the Financial Statements.	99

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2015

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
96	U.S. Treasury Note 2-Year	June 2015	$21,039,000	$52,331
14	U.S. Treasury Note 5-Year	June 2015	1,682,953	(18)
32	U.S. Ultra Bond	June 2015	5,436,000	63,551

				$115,864

Sales
30	U.S. Long Bond	June 2015	$4,916,250	$(44,587)
40	U.S. Treasury Note 10-Year	June 2015	5,156,250	(18,217)
8	U.S. Ultra Bond	June 2015	1,359,000	(44,562)

				$(107,366)

Written Options

Type of Contract	Counterparty	Number of Contracts/ Notional Amount	Premiums Received	Value at March 31, 2015
CALL — U.S. Treasury Note 2-Year Futures Option Strike @ $109.88 Expires 04/24/2015	JPMorgan Chase Bank N.A.	162	$4,687	$(10,125)
CALL — U.S. Treasury Note 10-Year Futures Option Strike @ $130.00 Expires 04/24/2015	JPMorgan Chase Bank N.A.	98	33,460	(32,156)
TOTAL			$38,147	$(42,281)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation (Depreciation)
Receive	3-Month USD LIBOR	1.96%	10/31/21		$8,800,000	$(106,603)
Receive	3-Month USD LIBOR	2.57%	09/08/24		1,600,000	(80,358)
Pay	Interbank Equilibrium Interest Rate	6.01%	08/19/24	MXN	25,050,000	8,768
						$(178,193)

Centrally Cleared Credit Default Swaps (See Note 2(a))

Notional Amount	Expiration Date	Unrealized Appreciation (Depreciation)
$17,000,000	06/20/20	$10,341

Currency Abbreviations

MXN	Mexican Peso

100	See accompanying Notes to the Financial Statements.

Mercer Core Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2015

Asset Class Summary (Unaudited)	% of Net Assets
Debt Obligations	97.9
Options Purchased	0.0
Futures Contracts	0.0
Written Options	0.0
Swaps	0.0
Preferred Stock	0.3
Short-Term Investments	6.0
Other Assets and Liabilities (net)	(4.2)

100.0%

See accompanying Notes to the Financial Statements.	101

Mercer Opportunistic Fixed Income Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2015

Par Value**		Description	Value ($)

		DEBT OBLIGATIONS — 94.4%

		Corporate Debt — 49.2%

2,000,000		1011778 BC ULC/New Red Finance, Inc., 6.00%, due 04/01/22 144A	2,080,000
1,200,000		24 Hour Holdings III LLC, 8.00%, due 06/01/22 144A	1,026,000
1,000,000		AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 5.00%, due 10/01/21 144A	1,063,750
1,000,000		Alcatel-Lucent USA, Inc., 6.75%, due 11/15/20 144A	1,070,000
1,000,000		Alere, Inc., 6.50%, due 06/15/20	1,040,000
10,540,000	MXN	America Movil SAB de CV, 7.13%, due 12/09/24	686,950
2,400,000		ArcelorMittal, 6.25%, due 03/01/21	2,559,000
2,000,000		Ardagh Packaging Finance Plc/Ardagh Holdings USA, Inc., 6.00%, due 06/30/21 144A	1,970,000
1,200,000	EUR	Avis Budget Finance Plc, 6.00%, due 03/01/21 144A	1,375,149
600,000		Aviv Healthcare Properties LP/Aviv Healthcare Capital Corp., 6.00%, due 10/15/21	644,250
1,300,000	EUR	Axalta Coating Systems US Holdings, Inc./Axalta Coating Systems Dutch Holding B BV, 5.75%, due 02/01/21 144A	1,484,160
2,500,000		Bank of America Corp., Series M, 8.13%† †††††	2,709,375
1,000,000		Barminco Finance Pty, Ltd., 9.00%, due 06/01/18 144A	973,750
1,000,000		Blackboard, Inc., 7.75%, due 11/15/19 144A	965,000
1,500,000		BMC Software Finance, Inc., 8.13%, due 07/15/21 144A	1,380,000
1,000,000		Bombardier, Inc., 7.50%, due 03/15/25 144A	989,375
1,500,000		BreitBurn Energy Partners LP/BreitBurn Finance Corp., 7.88%, due 04/15/22	1,087,500
500,000		Caesars Entertainment Operating Co., Inc., 9.00%, due 02/15/20†††	372,500
1,000,000		Caesars Entertainment Operating Co., Inc., 11.25%, due 06/01/17†††	730,000
600,000		California Resources Corp., 5.50%, due 09/15/21 144A	535,320
1,500,000		California Resources Corp., 6.00%, due 11/15/24 144A	1,323,750
500,000		Calpine Corp., 5.75%, due 01/15/25	505,625
1,000,000		Calpine Corp., 6.00%, due 01/15/22 144A	1,075,000
1,000,000		Calumet Specialty Products Partners, LP/Calumet Finance Corp., 7.75%, due 04/15/23 144A	1,016,250
2,000,000		CCO Holdings LLC/CCO Holdings Capital Corp., 5.25%, due 09/30/22	2,052,500
1,000,000		Cemex Finance LLC, 6.00%, due 04/01/24 144A	1,000,000
800,000		Cemex Finance LLC, 9.38%, due 10/12/22 144A	912,000
1,500,000		Centene Corp., 4.75%, due 05/15/22	1,558,125
2,000,000		CenturyLink, Inc., 6.75%, due 12/01/23	2,210,000
1,200,000	EUR	CeramTec Group GmbH, 8.25%, due 08/15/21 144A	1,424,124
1,500,000		CGG, 6.50%, due 06/01/21	1,203,750
1,100,700		CHC Helicopter SA, 9.25%, due 10/15/20	941,098
325,000		CHC Helicopter SA, 9.38%, due 06/01/21	199,875
2,000,000		Chesapeake Energy Corp., 6.13%, due 02/15/21	2,035,000
2,000,000		CHS/Community Health Systems, Inc., 6.88%, due 02/01/22	2,147,500
2,500,000		CIT Group, Inc., 5.00%, due 08/01/23	2,568,750
2,500,000		Citigroup, Inc., 6.30%† †††††	2,559,375
1,000,000		Clayton Williams Energy, Inc., 7.75%, due 04/01/19	935,000
200,000		Clear Channel Worldwide Holdings, Inc., 6.50%, due 11/15/22	211,500
800,000		Clear Channel Worldwide Holdings, Inc., 7.63%, due 03/15/20	846,000
1,200,000		Cleopatra Finance, Ltd., 6.25%, due 02/15/22 144A	1,176,000
1,000,000		CONSOL Energy, Inc., 5.88%, due 04/15/22	910,000
900,000		CONSOL Energy, Inc., 8.00%, due 04/01/23 144A	887,625
1,000,000		Cott Beverages, Inc., 6.75%, due 01/01/20 144A	1,037,500
600,000		Crestwood Midstream Partners, LP/Crestwood Midstream Finance Corp., 6.25%, due 04/01/23 144A	607,500

102	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value**		Description	Value ($)

		Corporate Debt — continued

2,000,000		CSC Holdings LLC, 6.75%, due 11/15/21	2,227,500
300,000		CSI Compressco Partners, LP/Compressco Finance, Inc., 7.25%, due 08/15/22 144A	264,000
1,500,000		DaVita HealthCare Partners, Inc., 5.13%, due 07/15/24	1,532,812
300,000		Digicel Group, Ltd., 7.13%, due 04/01/22 144A	275,250
200,000		Digicel Group, Ltd., 8.25%, due 09/30/20 144A	201,300
1,500,000		Digicel, Ltd., 6.00%, due 04/15/21 144A	1,428,750
1,300,000		DISH DBS Corp., 5.00%, due 03/15/23	1,267,240
500,000		DISH DBS Corp., 5.13%, due 05/01/20	505,000
200,000		DISH DBS Corp., 5.88%, due 11/15/24	200,750
1,000,000		Dole Food Co., Inc., 7.25%, due 05/01/19 144A	1,017,500
500,000		Drill Rigs Holdings, Inc., 6.50%, due 10/01/17 144A	402,500
300,000		E*TRADE Financial Corp., 4.63%, due 09/15/23	306,000
1,000,000		E*TRADE Financial Corp., 5.38%, due 11/15/22	1,057,500
600,000	EUR	Edcon, Ltd., 9.50%, due 03/01/18 144A	492,386
300,000	EUR	Edcon, Ltd., 9.50%, due 03/01/18 144A	246,515
1,500,000		Eldorado Gold Corp., 6.13%, due 12/15/20 144A	1,466,250
600,000		Endo Finance LLC/Endo, Ltd./Endo Finco, Inc., 6.00%, due 02/01/25 144A	621,000
2,000,000		Energy Transfer Equity, LP, 7.50%, due 10/15/20	2,250,000
1,200,000		Energy XXI Gulf Coast, Inc., 6.88%, due 03/15/24 144A	420,000
600,000		Energy XXI Gulf Coast, Inc., 11.00%, due 03/15/20 144A	572,250
800,000		EnQuest Plc, 7.00%, due 04/15/22 144A	572,000
250,000		EPL Oil & Gas, Inc., 8.25%, due 02/15/18	186,250
500,000		Equinix, Inc., 4.88%, due 04/01/20	518,750
1,000,000		Equinix, Inc., 5.38%, due 04/01/23	1,043,000
9,280,000,000	IDR	European Investment Bank, Reg S, 6.95%, due 02/06/20‡‡‡	688,104
8,150,000	ZAR	European Investment Bank, Reg S, 8.50%, due 09/17/24‡‡‡	679,949
649,000,000	COP	Financiera de Desarrollo Territorial SA Findeter, Reg S, 7.88%, due 08/12/24‡‡‡	252,607
500,000	EUR	Financiere Quick SAS, 4.82%, due 04/15/19† 144A	496,317
500,000	EUR	Financiere Quick SAS, 7.57%, due 10/15/19† 144A	459,135
2,000,000		First Data Corp., 8.25%, due 01/15/21 144A	2,150,000
2,500,000		First Quantum Minerals, Ltd., 7.00%, due 02/15/21 144A	2,318,750
1,000,000		Florida East Coast Holdings Corp., 6.75%, due 05/01/19 144A	1,010,000
200,000		Florida East Coast Holdings Corp., 9.75%, due 05/01/20 144A	195,500
2,500,000		FMG Resources August 2006 Pty, Ltd., 6.88%, due 04/01/22 144A	1,856,250
1,300,000		Frontier Communications Co., Senior Note, 7.88%, due 01/15/27	1,329,250
600,000		Frontier Communications Corp., 7.63%, due 04/15/24	627,750
400,000	EUR	Galapagos Holding SA, 7.00%, due 06/15/22 144A	415,638
1,000,000	EUR	Galapagos SA/Luxembourg, 5.38%, due 06/15/21 144A	1,109,119
1,000,000		Gannett Co., Inc., 5.13%, due 07/15/20	1,046,250
1,000,000		Goodrich Petroleum Corp., 8.00%, due 03/15/18 144A	1,000,000
700,000		Goodrich Petroleum Corp., 8.88%, due 03/15/19	332,500
1,500,000		Goodyear Tire & Rubber Co. (The), 6.50%, due 03/01/21	1,605,000
800,000		Grifols Worldwide Operations, Ltd., 5.25%, due 04/01/22 144A	815,000
1,200,000		Halcon Resources Corp., 8.88%, due 05/15/21	840,000
2,000,000		HCA, Inc., 5.00%, due 03/15/24	2,125,000
1,200,000		HCA, Inc., 5.88%, due 05/01/23	1,299,000
1,200,000		Hertz Corp. (The), 6.25%, due 10/15/22	1,245,000
700,000		Hertz Corp. (The), 6.75%, due 04/15/19	726,250
1,000,000	EUR	Iglo Foods Bondco Plc, 4.53%, due 06/15/20† 144A	1,074,000

See accompanying Notes to the Financial Statements.	103

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value**		Description	Value ($)

		Corporate Debt — continued

1,000,000		iHeartCommunications, Inc., 9.00%, due 03/01/21	961,250
500,000		iHeartCommunications, Inc., 9.00%, due 09/15/22	480,000
1,000,000		IHS, Inc., 5.00%, due 11/01/22 144A	1,009,400
100,000		Ineos Finance Plc, 7.50%, due 05/01/20 144A	105,875
900,000	EUR	INEOS Group Holdings SA, 5.75%, due 02/15/19 144A	978,518
1,100,000	EUR	Infor US, Inc., 5.75%, due 05/15/22 144A††††	1,190,201
2,500,000		Intelsat Jackson Holdings SA, 5.50%, due 08/01/23	2,368,750
8,860,000,000	IDR	Inter-American Development Bank, 7.35%, due 09/12/18	669,396
1,500,000		InterGen NV, 7.00%, due 06/30/23 144A	1,458,750
1,200,000		Jaguar Holding Co. I (9.38% Cash or 10.13% PIK), 9.38%, due 10/15/17 144A	1,230,000
1,000,000		JBS USA LLC/JBS USA Finance, Inc., 5.88%, due 07/15/24 144A	1,015,000
1,000,000		JBS USA LLC/JBS USA Finance, Inc., 7.25%, due 06/01/21 144A	1,061,250
1,000,000		JPMorgan Chase & Co., 5.00%† †††††	987,450
1,500,000		JPMorgan Chase & Co., 6.00%† †††††	1,526,250
700,000		KB Home, 4.75%, due 05/15/19	686,000
1,000,000		KB Home, 7.50%, due 09/15/22	1,030,000
1,000,000		Landry’s, Inc., 9.38%, due 05/01/20 144A	1,077,500
2,500,000		Linn Energy LLC/Linn Energy Finance Corp., 6.25%, due 11/01/19	1,987,500
700,000		Martin Midstream Partners, LP/Martin Midstream Finance Corp., 7.25%, due 02/15/21	675,500
800,000		Memorial Resource Development Corp., 5.88%, due 07/01/22 144A	754,000
2,000,000		MGM Resorts International, 6.75%, due 10/01/20	2,150,000
1,000,000		Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 9.25%, due 06/01/21	490,000
1,200,000		Millicom International Cellular SA, 6.63%, due 10/15/21 144A	1,273,500
1,000,000		Murray Energy Corp., 8.63%, due 06/15/21 144A	1,050,000
3,000,000		Navient Corp., 5.50%, due 01/15/19	3,067,500
1,200,000		Netflix, Inc., 5.88%, due 02/15/25 144A	1,237,500
1,500,000		NGL Energy Partners, LP/NGL Energy Finance Corp., 5.13%, due 07/15/19	1,477,500
1,100,000		NOVA Chemicals Corp., 5.00%, due 05/01/25 144A	1,152,250
1,500,000		NRG Yield Operating LLC, 5.38%, due 08/15/24 144A	1,567,500
1,000,000		Ocean Rig UDW, Inc., 7.25%, due 04/01/19 144A	585,000
1,200,000		Offshore Group Investment, Ltd., 7.13%, due 04/01/23	687,000
400,000		Offshore Group Investment, Ltd., 7.50%, due 11/01/19	230,000
900,000		OneMain Financial Holdings, Inc., 7.25%, due 12/15/21 144A	936,000
1,500,000		Owens-Brockway Glass Container, Inc., 5.00%, due 01/15/22 144A	1,533,600
200,000		Peabody Energy Corp., 6.00%, due 11/15/18	159,000
2,000,000		Peabody Energy Corp., 6.25%, due 11/15/21	1,237,500
100,000		Penn Virginia Corp., 8.50%, due 05/01/20	94,500
2,300,000		Petrobras Global Finance BV, 5.38%, due 01/27/21	2,097,945
6,000,000	MXN	Petroleos Mexicanos, Reg S, 7.19%, due 09/12/24‡‡‡	388,926
800,000		Polymer Group, Inc., 6.88%, due 06/01/19 144A	767,000
1,000,000		Post Holdings, Inc., 6.00%, due 12/15/22 144A	968,750
800,000		Post Holdings, Inc., 6.75%, due 12/01/21 144A	810,000
200,000		Post Holdings, Inc., 7.38%, due 02/15/22	207,500
1,000,000	EUR	PSPC Escrow Corp., 6.00%, due 02/01/23 144A	1,127,700
800,000		Quicksilver Resources, Inc., 17.32%, due 06/21/19††† ‡‡ 144A	448,000
600,000		Radio One, Inc., 9.25%, due 02/15/20 144A	576,000
1,000,000	EUR	Rain CII Carbon LLC/CII Carbon Corp., 8.50%, due 01/15/21 144A	1,074,000
1,800,000		Regency Energy Partners, LP/Regency Energy Finance Corp., 5.88%, due 03/01/22	1,962,000
300,000		Regency Energy Partners, LP/Regency Energy Finance Corp., 8.38%, due 06/01/19 144A	315,750

104	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value**		Description	Value ($)

		Corporate Debt — continued

700,000		Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 5.75%, due 10/15/20	725,375
1,500,000		Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 8.25%, due 02/15/21	1,612,500
400,000		Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer, 9.00%, due 04/15/19	421,000
2,800,000	EUR	Royal Bank of Scotland Plc (The), 6.93%, due 04/09/18	3,458,135
1,000,000		Sabine Pass Liquefaction LLC, 5.63%, due 02/01/21	1,011,560
1,000,000		Sabine Pass Liquefaction LLC, 5.63%, due 04/15/23	1,002,500
100,000		Sabine Pass Liquefaction LLC, 5.63%, due 03/01/25 144A	99,250
1,200,000		Samson Investment Co., 9.75%, due 02/15/20	336,000
1,000,000		Sanchez Energy Corp., 6.13%, due 01/15/23	903,750
900,000	EUR	SIG Combibloc Holdings SCA, 7.75%, due 02/15/23 144A	1,024,209
300,000		Sirius XM Radio, Inc., 5.38%, due 04/15/25 144A	302,250
1,500,000		Sirius XM Radio, Inc., 6.00%, due 07/15/24 144A	1,578,750
2,000,000		Sprint Communications, Inc., 6.00%, due 11/15/22	1,907,500
1,500,000		Sprint Corp., 7.13%, due 06/15/24	1,470,000
500,000		Sprint Corp., 7.63%, due 02/15/25	500,000
500,000		Sprint Corp., 7.88%, due 09/15/23	512,500
300,000		SRA International, Inc., 11.00%, due 10/01/19	319,500
300,000		Steel Dynamics, Inc., 5.13%, due 10/01/21 144A	303,375
700,000		Steel Dynamics, Inc., 5.50%, due 10/01/24 144A	711,375
300,000		Stena AB, 7.00%, due 02/01/24 144A	292,500
1,000,000		Stena International SA, 5.75%, due 03/01/24 144A	955,000
1,000,000		T-Mobile USA, Inc., 6.13%, due 01/15/22	1,035,000
1,000,000		T-Mobile USA, Inc., 6.38%, due 03/01/25	1,034,400
1,500,000		Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.63%, due 03/01/24 144A	1,473,750
1,200,000	EUR	Telecom Italia Spa, Reg S, 5.38%, due 01/29/19‡‡‡	1,464,987
1,000,000		Tenet Healthcare Corp., 5.00%, due 03/01/19 144A	995,000
1,000,000		Tenet Healthcare Corp., 8.13%, due 04/01/22	1,105,000
1,200,000	GBP	Tesco Plc, 6.13%, due 02/24/22	2,028,777
2,000,000		Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc., Series 1, 11.50%, due 10/01/20††† 144A	1,260,000
200,000		TransDigm, Inc., 6.00%, due 07/15/22	201,000
200,000		TransDigm, Inc., 6.50%, due 07/15/24	202,000
2,880,000	ZAR	Transnet SOC, Ltd., Reg S, 9.50%, due 05/13/21‡‡‡	239,666
800,000		Triangle USA Petroleum Corp., 6.75%, due 07/15/22 144A	650,000
1,000,000		Ultra Petroleum Corp., 6.13%, due 10/01/24 144A	862,500
800,000	EUR	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 4.00%, due 01/15/25 144A	897,829
900,000	EUR	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.75%, due 01/15/23 144A	1,053,501
500,000		Valeant Pharmaceuticals International, Inc., 5.50%, due 03/01/23 144A	506,250
1,000,000		Valeant Pharmaceuticals International, Inc., 5.63%, due 12/01/21 144A	1,017,500
700,000		Valeant Pharmaceuticals International, Inc., 6.38%, due 10/15/20 144A	729,750
500,000	GBP	Virgin Media Secured Finance Plc, 5.50%, due 01/15/25 144A	774,724
1,000,000	GBP	Virgin Media Secured Finance Plc, 6.00%, due 04/15/21 144A	1,563,773
100,000		Visant Corp., 10.00%, due 10/01/17	90,000

See accompanying Notes to the Financial Statements.	105

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value**		Description	Value ($)

		Corporate Debt — continued

600,000		VRX Escrow Corp., 6.13%, due 04/15/25 144A	622,500
1,200,000	EUR	Wind Acquisition Finance SA, 4.00%, due 07/15/20 144A	1,301,920
700,000	EUR	Wind Acquisition Finance SA, 7.00%, due 04/23/21 144A	803,486
1,500,000		WMG Acquisition Corp., 5.63%, due 04/15/22 144A	1,509,375
300,000		Ymobile Corp., 8.25%, due 04/01/18 144A	312,375

			194,963,401

		Sovereign Debt Obligations — 45.2%

170,000,000	CLP	Bonos del Banco Central de Chile en Pesos, 6.00%, due 02/01/16	278,776
4,230,000	BRL	Brazil Letras do Tesouro Nacional, 14.00%, due 01/01/18‡‡	940,571
25,145,000	BRL	Brazil Notas do Tesouro Nacional Serie F, 10.00%, due 01/01/17	7,471,821
22,576,000	BRL	Brazil Notas do Tesouro Nacional Serie F, 10.00%, due 01/01/18	6,570,464
8,725,000	BRL	Brazil Notas do Tesouro Nacional Serie F, 10.00%, due 01/01/21	2,413,364
18,353,000	BRL	Brazil Notas do Tesouro Nacional Serie F, 10.00%, due 01/01/23	4,947,294
10,670,000	BRL	Brazil Notas do Tesouro Nacional Serie F, 10.00%, due 01/01/25	2,807,586
5,639,500,000	COP	Colombian TES, 6.00%, due 04/28/28	1,899,827
1,270,200,000	COP	Colombian TES, 7.00%, due 09/11/19	514,571
13,720,100,000	COP	Colombian TES, 7.00%, due 05/04/22	5,420,695
3,870,700,000	COP	Colombian TES, 7.50%, due 08/26/26	1,520,218
4,426,000,000	COP	Colombian TES, 10.00%, due 07/24/24	2,050,719
684,400,000	COP	Colombian TES, 11.00%, due 07/24/20	322,644
1,467,800,000	COP	Colombian TES, 11.25%, due 10/24/18	666,665
103,350,000	HUF	Hungary Government Bond, 3.50%, due 06/24/20	387,465
743,000,000	HUF	Hungary Government Bond, 4.00%, due 04/25/18	2,803,563
382,880,000	HUF	Hungary Government Bond, 5.50%, due 12/20/18	1,529,170
244,670,000	HUF	Hungary Government Bond, 5.50%, due 06/24/25	1,042,043
71,730,000	HUF	Hungary Government Bond, 6.00%, due 11/24/23	310,848
731,280,000	HUF	Hungary Government Bond, 6.50%, due 06/24/19	3,045,432
130,060,000	HUF	Hungary Government Bond, 7.00%, due 06/24/22	581,456
46,470,000	HUF	Hungary Government Bond, 7.75%, due 08/24/15	170,470
14,000,000,000	IDR	Indonesia Treasury Bond, 5.25%, due 05/15/18	1,014,707
26,811,000,000	IDR	Indonesia Treasury Bond, 5.63%, due 05/15/23	1,837,297
8,900,000,000	IDR	Indonesia Treasury Bond, 6.13%, due 05/15/28	600,298
15,988,000,000	IDR	Indonesia Treasury Bond, 6.63%, due 05/15/33	1,090,646
3,300,000,000	IDR	Indonesia Treasury Bond, 7.00%, due 05/15/27	242,635
7,888,000,000	IDR	Indonesia Treasury Bond, 7.88%, due 04/15/19	618,673
88,368,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 03/15/24	7,199,542
213,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 09/15/26	17,442
10,956,000,000	IDR	Indonesia Treasury Bond, 8.38%, due 03/15/34	893,374
33,162,000,000	IDR	Indonesia Treasury Bond, 9.00%, due 03/15/29	2,853,735
3,006,000,000	IDR	Indonesia Treasury Bond, 10.50%, due 08/15/30	289,350
645,000,000	IDR	Indonesia Treasury Bond, 12.80%, due 06/15/21	62,788
1,860,000	MYR	Malaysia Government Bond, 3.17%, due 07/15/16	501,766
12,900,000	MYR	Malaysia Government Bond, 3.26%, due 03/01/18	3,468,183
4,078,000	MYR	Malaysia Government Bond, 3.42%, due 08/15/22	1,072,279
120,000	MYR	Malaysia Government Bond, 3.48%, due 03/15/23	31,568
418,000	MYR	Malaysia Government Bond, 3.49%, due 03/31/20	111,824
1,059,000	MYR	Malaysia Government Bond, 3.58%, due 09/28/18	287,279
2,169,000	MYR	Malaysia Government Bond, 3.84%, due 08/12/15	587,433

106	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value**		Description	Value ($)

		Sovereign Debt Obligations — continued

11,302,000	MYR	Malaysia Government Bond, 3.89%, due 07/31/20	3,079,817
999,000	MYR	Malaysia Government Bond, 3.89%, due 03/15/27	266,323
8,900,000	MYR	Malaysia Government Bond, 4.01%, due 09/15/17	2,441,325
174,000	MYR	Malaysia Government Bond, 4.16%, due 07/15/21	48,038
22,312,000	MYR	Malaysia Government Bond, 4.18%, due 07/15/24	6,143,159
1,950,000	MYR	Malaysia Government Bond, 4.26%, due 09/15/16	534,414
3,721,000	MYR	Malaysia Government Bond, 4.38%, due 11/29/19	1,036,134
1,068,000	MYR	Malaysia Government Bond, 4.39%, due 04/15/26	298,999
8,085,400	MXN	Mexican Bonos, 6.50%, due 06/10/21	558,013
14,540,000	MXN	Mexican Bonos, 6.50%, due 06/09/22	1,000,053
9,000,000	MXN	Mexican Bonos, 7.25%, due 12/15/16	624,504
16,230,000	MXN	Mexican Bonos, 7.75%, due 05/29/31	1,213,360
29,310,000	MXN	Mexican Bonos, 7.75%, due 11/23/34	2,216,572
30,000,000	MXN	Mexican Bonos, 8.00%, due 12/17/15	2,034,203
56,260,000	MXN	Mexican Bonos, 8.00%, due 06/11/20	4,149,149
2,980,000	MXN	Mexican Bonos, 8.50%, due 05/31/29	236,819
17,400,000	MXN	Mexican Bonos, 10.00%, due 11/20/36	1,616,512
116,123,000	NGN	Nigeria Government Bond, 14.20%, due 03/14/24	563,959
18,396,000	NGN	Nigeria Government Bond, 15.10%, due 04/27/17	92,992
160,177,000	NGN	Nigeria Government Bond, 16.00%, due 06/29/19	832,872
107,654,000	NGN	Nigeria Government Bond, 16.39%, due 01/27/22	575,669
6,643,000	PEN	Peruvian Government International Bond, Reg S, 5.70%, due 08/12/24‡‡‡	2,116,069
8,621,000	PEN	Peruvian Government International Bond, Reg S, 6.95%, due 08/12/31‡‡‡	2,867,495
3,400,000	PEN	Peruvian Government International Bond, Reg S, 7.84%, due 08/12/20‡‡‡	1,253,695
4,746,000	PLN	Poland Government Bond, 3.25%, due 07/25/19	1,323,222
10,258,000	PLN	Poland Government Bond, 3.25%, due 07/25/25	2,942,833
3,266,000	PLN	Poland Government Bond, 4.00%, due 10/25/23	983,235
7,643,000	PLN	Poland Government Bond, 5.25%, due 10/25/20	2,362,633
8,917,000	PLN	Poland Government Bond, 5.50%, due 10/25/19	2,724,879
993,000	PLN	Poland Government Bond, 5.75%, due 10/25/21	321,411
2,255,000	RON	Romania Government Bond, 4.75%, due 06/24/19	603,546
6,920,000	RON	Romania Government Bond, 4.75%, due 02/24/25	1,902,903
2,530,000	RON	Romania Government Bond, 5.75%, due 04/29/20	710,353
1,520,000	RON	Romania Government Bond, 5.85%, due 04/26/23	442,407
33,000,000	RUB	Russian Federal Bond - OFZ, 5.50%, due 08/08/18††	478,304
182,000,000	RUB	Russian Federal Bond - OFZ, 6.20%, due 01/31/18	2,720,893
7,560,000	RUB	Russian Federal Bond - OFZ, 6.90%, due 08/03/16	122,471
5,500,000	RUB	Russian Federal Bond - OFZ, 7.00%, due 01/25/23	72,384
145,455,000	RUB	Russian Federal Bond - OFZ, 7.00%, due 08/16/23	1,908,046
10,000,000	RUB	Russian Federal Bond - OFZ, 7.35%, due 01/20/16	166,531
21,000,000	RUB	Russian Federal Bond - OFZ, 7.40%, due 04/19/17	333,097
206,000,000	RUB	Russian Federal Bond - OFZ, 7.40%, due 06/14/17	3,251,573
47,000,000	RUB	Russian Federal Bond - OFZ, 7.50%, due 02/27/19	702,648
44,000	RUB	Russian Federal Bond - OFZ, 8.15%, due 02/03/27	592
20,000,000	RUB	Russian Foreign Bond - Eurobond, Reg S, 7.85%, due 03/10/18‡‡‡	310,182
8,112,000	SGD	Singapore Government Bond, 3.00%, due 09/01/24	6,277,897
1,280,000	SGD	Singapore Government Bond, 3.38%, due 09/01/33	1,015,975
2,702,500	ZAR	South Africa Government Bond, 6.50%, due 02/28/41	179,687
10,434,700	ZAR	South Africa Government Bond, 6.75%, due 03/31/21	836,014
97,576,000	ZAR	South Africa Government Bond, 7.25%, due 01/15/20	8,050,063

See accompanying Notes to the Financial Statements.	107

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value**		Description	Value ($)

		Sovereign Debt Obligations — continued

12,116,632	ZAR	South Africa Government Bond, 8.00%, due 12/21/18	1,030,852
30,637,612	ZAR	South Africa Government Bond, 8.00%, due 01/31/30	2,496,145
1,071,000	ZAR	South Africa Government Bond, 8.25%, due 09/15/17	91,161
1,147,204	ZAR	South Africa Government Bond, 8.25%, due 03/31/32	93,266
31,795,324	ZAR	South Africa Government Bond, 8.50%, due 01/31/37	2,655,443
11,613,508	ZAR	South Africa Government Bond, 8.75%, due 02/28/48	996,560
5,200,000	ZAR	South Africa Government Bond, 10.50%, due 12/21/26	519,560
3,000,000	ZAR	South Africa Government Bond, 13.50%, due 09/15/15	255,519
3,000,000	ZAR	South Africa Government Bond, 13.50%, due 09/15/16	271,426
129,178,000	THB	Thailand Government Bond, 3.63%, due 06/16/23	4,275,355
67,209,000	THB	Thailand Government Bond, 3.65%, due 12/17/21	2,218,994
39,856,000	THB	Thailand Government Bond, 3.88%, due 06/13/19	1,308,736
12,425,000	THB	Thailand Government Bond, 4.88%, due 06/22/29	466,411
17,888,464	THB	Thailand Government Bond, Reg S, 1.25%, due 03/12/28‡‡‡	499,574
3,740,272	TRY	Turkey Government Bond, 8.30%, due 10/07/15	1,439,785
1,685,000	TRY	Turkey Government Bond, 8.30%, due 06/20/18	649,924
2,450,000	TRY	Turkey Government Bond, 8.50%, due 07/10/19	952,542
1,710,885	TRY	Turkey Government Bond, 8.50%, due 09/14/22	666,497
1,343,286	TRY	Turkey Government Bond, 8.80%, due 11/14/18	525,881
19,014,000	TRY	Turkey Government Bond, 9.00%, due 03/08/17	7,445,594
3,064,674	TRY	Turkey Government Bond, 9.00%, due 07/24/24	1,234,014
250,000	TRY	Turkey Government Bond, 10.00%, due 06/17/15	96,553
504,000	TRY	Turkey Government Bond, 10.40%, due 03/27/19	207,986
3,500,000	TRY	Turkey Government Bond, 10.50%, due 01/15/20	1,473,330

			178,891,513

		TOTAL DEBT OBLIGATIONS (COST $414,440,919)	373,854,914

		SHORT-TERM INVESTMENTS — 3.5%

		Bank Deposit — 3.5%

13,822,803		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/15	13,822,803

		TOTAL BANK DEPOSITS (COST $13,822,803)	13,822,803

		TOTAL INVESTMENTS — 97.9% (Cost $428,263,722)	387,677,717

		Other Assets and Liabilities (net) — 2.1%	8,261,427

		NET ASSETS — 100.0%	$395,939,144

108	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Notes to Schedule of Investments:

PIK — Payment In Kind

**	Unless otherwise indicated, all par values are denominated in United States dollars ($).

†	Floating rate note. Rate shown is as of March 31, 2015.

††	Debt obligation initially issued in zero coupon form which converts to coupon form at a specific rate and date. The rate shown is the rate at period end.

†††	Security is currently in default.

††††	When-issued security.

†††††	Security is perpetual and has no stated maturity date.

‡‡	Interest rate presented is yield to maturity.

‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $93,155,649 which represents 23.5% of net assets.

See accompanying Notes to the Financial Statements.	109

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2015

Forward Foreign Currency Contracts

Settlement Date	Currency	Counterparty	Units of Currency	Value	Unrealized Appreciation (Depreciation)
Buys
05/05/15	BRL	Citibank N.A.	1,244,000	$387,436	$(42,716)
06/02/15	BRL	Citibank N.A.	11,516,000	3,553,882	(176,906)
05/05/15	BRL	Goldman Sachs	16,033,000	4,993,374	(536,610)
06/02/15	BRL	Standard Chartered Bank	4,045,000	1,248,303	(129,188)
06/17/15	CLP	Goldman Sachs	6,126,259,000	9,740,764	(68,508)
04/15/15	CNY	Citibank N.A.	33,598,000	5,410,666	(7,754)
06/17/15	CNY	Citibank N.A.	2,324,000	371,730	(3,714)
06/17/15	CNY	Goldman Sachs	41,096,000	6,573,414	(5,630)
04/15/15	COP	Citibank N.A.	8,611,402,000	3,316,452	(174,893)
06/17/15	EUR	Citibank N.A.	5,938,620	6,386,214	(240,357)
05/07/15	EUR	Deutsche Bank AG	2,444,350	2,627,049	(181,349)
08/27/15	EUR	Deutsche Bank AG	2,716,610	2,924,783	(168,816)
06/17/15	EUR	Goldman Sachs	2,036,380	2,189,861	(71,947)
05/07/15	EUR	JPMorgan Chase Bank	100,000	107,474	(24,446)
06/17/15	EUR	Standard Chartered Bank	4,041,000	4,345,570	(64,636)
05/07/15	GBP	Deutsche Bank AG	309,578	459,556	(34,241)
06/18/15	GBP	Deutsche Bank AG	222,000	329,453	(17,933)
08/27/15	GBP	Deutsche Bank AG	1,315,000	1,950,735	(48,420)
09/17/15	GBP	Deutsche Bank AG	1,143,258	1,695,780	(30,040)
06/17/15	HUF	Citibank N.A.	269,130,000	961,292	(21,434)
06/17/15	IDR	Standard Chartered Bank	106,309,154,000	7,984,015	26,743
06/17/15	INR	Citibank N.A.	258,632,000	4,070,003	(1,018)
06/17/15	INR	Standard Chartered Bank	237,070,000	3,730,689	(20,715)
04/16/15	KRW	Standard Chartered Bank	5,625,000,000	5,067,754	63,305
06/17/15	MXN	Goldman Sachs	14,060,000	917,660	(7,400)
06/17/15	MXN	Standard Chartered Bank	177,265,000	11,569,636	(198,995)
06/17/15	MYR	Citibank N.A.	17,215,733	4,618,109	(60,023)
06/17/15	PHP	Citibank N.A.	378,771,000	8,435,911	(99,579)
06/17/15	PHP	Goldman Sachs	35,260,000	785,303	(11,803)
06/17/15	PLN	Citibank N.A.	33,678,176	8,851,951	(143,290)
06/17/15	PLN	Goldman Sachs	7,298,354	1,918,295	19,686
06/17/15	RON	Citibank N.A.	1,830,000	444,768	3,674
06/17/15	RON	Goldman Sachs	8,771,000	2,131,727	4,753
04/15/15	RUB	Citibank N.A.	56,800,000	970,367	90,651
04/15/15	RUB	Goldman Sachs	41,885,000	715,561	38,155
05/20/15	RUB	Goldman Sachs	114,957,000	1,935,046	31,573
06/17/15	SGD	Goldman Sachs	548,000	398,615	4,993
06/17/15	TRY	Citibank N.A.	32,616,000	12,304,659	(215,460)
06/17/15	TRY	Goldman Sachs	850,000	320,670	4,424
06/17/15	TWD	Goldman Sachs	200,220,000	6,400,435	(23,732)
06/17/15	ZAR	Citibank N.A.	10,896,000	886,387	(12,214)
06/17/15	ZAR	Goldman Sachs	43,720,000	3,556,611	(30,229)

					$(2,586,039)

110	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2015

Forward Foreign Currency Contracts — continued

Settlement Date	Currency	Counterparty	Units of Currency	Value	Unrealized Appreciation (Depreciation)
Sales
05/05/15	BRL	Citibank N.A.	51,059,400	$15,902,119	$3,105,922
05/05/15	BRL	Goldman Sachs	1,224,000	381,207	82,166
06/17/15	CNY	Goldman Sachs	3,912,000	625,735	1,238
06/17/15	COP	Citibank N.A.	5,368,621,000	2,052,682	56,796
04/15/15	COP	Goldman Sachs	11,034,281,000	4,249,559	334,687
06/17/15	COP	Goldman Sachs	5,503,831,000	2,104,379	40,527
06/17/15	CZK	Citibank N.A.	16,359,232	637,962	317
06/17/15	CZK	Goldman Sachs	1,378,498	53,757	1,760
06/18/15	EUR	Barclays Bank Plc	300,000	322,616	46,624
06/17/15	EUR	Citibank N.A.	7,072,000	7,605,016	227,873
05/07/15	EUR	Deutsche Bank AG	2,444,350	2,627,049	332,952
08/27/15	EUR	Deutsche Bank AG	1,013,390	1,091,046	63,907
09/17/15	EUR	Deutsche Bank AG	154,520	166,420	9,239
06/17/15	EUR	Goldman Sachs	2,240,000	2,408,829	54,057
09/17/15	GBP	Deutsche Bank AG	1,009,193	1,496,923	41,088
06/17/15	HUF	Citibank N.A.	56,481,000	201,742	5,202
06/17/15	HUF	Goldman Sachs	277,420,000	990,902	31,784
06/17/15	IDR	Standard Chartered Bank	13,400,000,000	1,006,365	(2,244)
06/17/15	ILS	Citibank N.A.	38,600,000	9,707,212	82,118
04/16/15	KRW	Citibank N.A.	5,088,764,000	4,584,641	86,736
06/17/15	KRW	Citibank N.A.	643,000,000	578,172	4,968
06/17/15	KRW	Goldman Sachs	5,386,512,000	4,843,441	8,180
06/17/15	MXN	Goldman Sachs	10,680,000	697,056	(12,081)
06/17/15	MXN	Standard Chartered Bank	51,505,000	3,361,600	36,118
06/17/15	MYR	Citibank N.A.	2,489,000	667,673	15,181
06/17/15	MYR	Goldman Sachs	16,840,000	4,517,319	55,661
12/04/15	NGN	Citibank N.A.	70,656,522	322,881	4,933
06/17/15	PEN	Citibank N.A.	4,540,000	1,446,628	3,851
06/17/15	PEN	Goldman Sachs	2,930,000	933,617	(496)
06/17/15	PEN	Standard Chartered Bank	30,109,100	9,593,981	(19,427)
06/17/15	PHP	Goldman Sachs	17,651,000	393,119	3,265
06/17/15	PLN	Goldman Sachs	4,040,000	1,061,871	(17,690)
06/17/15	RON	Goldman Sachs	15,232,000	3,702,025	54,743
04/15/15	RUB	Citibank N.A.	66,482,000	1,135,774	54,593
05/20/15	RUB	Citibank N.A.	11,185,000	188,275	(291)
06/17/15	SGD	Citibank N.A.	730,000	531,002	1,117
06/17/15	SGD	Standard Chartered Bank	22,790,000	16,577,439	75,223
06/17/15	THB	Citibank N.A.	109,402,000	3,351,520	11,591
06/17/15	TRY	Citibank N.A.	6,942,000	2,618,928	54,826
06/17/15	TRY	Goldman Sachs	4,070,000	1,535,442	1,209
04/15/15	TWD	Citibank N.A.	371,076,000	11,859,533	(250,711)
04/15/15	TWD	Standard Chartered Bank	14,000,000	447,438	(2,852)
06/17/15	ZAR	Citibank N.A.	44,800,000	3,644,469	3,442
06/17/15	ZAR	Goldman Sachs	53,220,000	4,329,434	(20,594)

					$4,667,508

See accompanying Notes to the Financial Statements.	111

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2015

Currency Abbreviations

BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigeria Naira
PEN	Peruvian Nouveau Sol
PHP	Philippines Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	New Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
395	South Africa Government Bond, Series R2037	May 2015	$3,365,078	$(227,496)
584	South Africa Government Bond, Series R208	May 2015	4,707,518	(167,962)

				$(395,458)

Sales
61	Korea 3-Year Bond	June 2015	$6,020,001	$(28,316)
23	Korea 10-Year Bond	June 2015	2,599,459	(40,114)

				$(68,430)

112	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Schedule of Investments (Continued)

March 31, 2015

Asset Class Summary (Unaudited)	% of Net Assets
Corporate Debt	49.2
Sovereign Debt Obligations	45.2
Forward Foreign Currency Contracts	0.5
Futures Contracts	(0.1)
Short-Term Investments	3.5
Other Assets and Liabilities (net)	1.7

100.0%

See accompanying Notes to the Financial Statements.	113

Mercer Emerging Markets Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	COMMON STOCKS — 89.6%

	Bermuda — 0.3%

178,119	Cosan, Ltd. Class A	1,127,493
5,700	Credicorp, Ltd.	801,591
10,136,000	GOME Electrical Appliances Holding, Ltd.‡	1,477,313

	Total Bermuda	3,406,397

	Brazil — 6.3%

1,908,899	AMBEV SA, ADR	10,995,258
727,100	AMBEV SA	4,197,301
247,300	Arteris SA	580,317
743,675	Banco Bradesco SA, ADR	6,901,302
398,800	Banco do Brasil SA	2,858,643
270,988	BB Seguridade Participacoes SA	2,781,016
446,969	BM&FBovespa SA - Bolsa de Valores Mercadorias e Futuros	1,560,706
147,500	BR Malls Participacoes SA	781,781
72,000	BRF SA	1,425,988
134,832	CCR SA	687,639
192,400	Centrais Eletricas Brasileiras SA	346,743
46,710	CETIP SA - Mercados Organizados	465,478
35,800	Cia Brasileira de Distribuicao, ADR	1,067,556
342,103	Cielo SA	4,890,550
207,592	Companhia Energetica de Minas Gerais, Sponsored ADR‡	849,051
300,000	Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,243,703
353,900	EcoRodovias Infraestrutura e Logistica SA	995,451
86,900	Estacio Participacoes SA	504,091
29,400	Fibria Celulose SA, Sponsored ADR* ‡	415,422
914,542	Itau Unibanco Holding SA, ADR	10,114,834
3,573	Itausa - Investimentos Itau SA* ****	11,157
671,400	JBS SA	2,982,973
38,300	Lojas Renner SA	1,087,849
79,800	Petroleo Brasileiro SA, ADR	485,982
195,900	Porto Seguro SA	2,191,241
193,600	Qualicorp SA*	1,381,083
83,800	Raia Drogasil SA	750,925
250,886	Souza Cruz SA	1,993,838
261,400	Tim Participacoes SA	870,216
57,261	Ultrapar Participacoes SA	1,161,488
349,700	Vale SA, ADR	1,696,045

	Total Brazil	68,275,627

	Cayman Islands — 5.1%

16,876	Alibaba Group Holding, Ltd., Sponsored ADR*	1,404,758
176,000	ANTA Sports Products, Ltd.	321,443
9,402	Autohome, Inc., ADR* ‡	413,406
21,648	Baidu, Inc., Sponsored ADR*	4,511,443
632,000	Belle International Holdings, Ltd.	736,092
9,149	Bitauto Holdings, Ltd., ADR*	465,501
116,000	China Medical System Holdings, Ltd.	178,645

114	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Cayman Islands — continued

2,964,000	China Resources Cement Holdings, Ltd.	1,674,479
364,000	China Resources Land, Ltd.	1,030,536
255,000	Country Garden Holdings Co., Ltd.	102,947
7,587,000	Evergrande Real Estate Group, Ltd.‡	3,816,472
722,000	Jintian Pharmaceutical Group, Ltd.	277,511
38,126	NetEase, Inc., ADR	4,014,668
644,565	Sands China, Ltd.	2,672,853
1,828,000	Semiconductor Manufacturing International Corp.*	176,834
586,000	Shimao Property Holdings, Ltd.	1,232,005
5,891	Silicon Motion Technology Corp., ADR	158,350
3,416,000	Sino Biopharmaceutical, Ltd.	3,471,934
1,999,500	SOHO China, Ltd.	1,359,125
2,945,000	Sunac China Holdings, Ltd.	2,556,394
969,800	Tencent Holdings, Ltd.	18,425,206
35,040	Vipshop Holdings, Ltd., ADR*	1,031,578
3,664,000	WH Group, Ltd.* 144A	2,088,840
75,198	WuXi PharmaTech Cayman, Inc., ADR*	2,916,178

	Total Cayman Islands	55,037,198

	Chile — 1.0%

34,249,241	Banco de Chile	3,840,266
1,077	Banco de Credito e Inversiones	48,028
61,700	Banco Santander Chile, ADR	1,337,656
57,207,902	Banco Santander Chile	3,120,097
145,300	Enersis SA, Sponsored ADR	2,362,578
26,931	ENTEL Chile SA	273,933
34,300	Latam Airlines Group SA, Sponsored ADR* ‡	276,458

	Total Chile	11,259,016

	China — 11.4%

6,286,000	Agricultural Bank of China, Ltd. Class H	3,105,279
1,572,000	Air China, Ltd. Class H	1,603,823
34,917,000	Bank of China, Ltd. Class H	20,131,302
960,000	Bank of Communications Co., Ltd. Class H	823,418
1,896,000	China CITIC Bank Corp., Ltd. Class H	1,425,720
1,652,000	China Communications Construction Co., Ltd. Class H	2,322,544
16,174,000	China Construction Bank Corp. Class H	13,413,923
654,000	China Everbright Bank Co., Ltd. Class H	361,035
1,542,500	China Galaxy Securities Co., Ltd. Class H	1,758,753
919,000	China Life Insurance Co., Ltd. Class H	4,018,302
121,500	China Merchants Bank Co., Ltd. Class H	296,500
2,022,100	China Minsheng Banking Corp., Ltd. Class H	2,467,296
17,230	China Petroleum & Chemical Corp., ADR	1,373,059
2,128,000	China Petroleum & Chemical Corp. Class H	1,693,496
1,238,500	China Railway Construction Corp. Class H	1,846,636
601,000	China Railway Group, Ltd. Class H	614,717
913,000	China Shenhua Energy Co., Ltd. Class H	2,329,295
6,116,000	China Telecom Corp., Ltd. Class H	3,920,589
138,000	China Vanke Co., Ltd. Class H* ‡	325,374

See accompanying Notes to the Financial Statements.	115

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	China — continued

1,046,000	Datang International Power Generation Co., Ltd. Class H	538,309
3,124,000	Dongfeng Motor Group Co., Ltd. Class H	5,004,492
367,000	Great Wall Motor Co., Ltd. Class H	2,594,024
1,876,400	Guangzhou R&F Properties Co., Ltd. Class H‡	1,926,486
4,580,000	Huaneng Power International, Inc. Class H	5,411,135
25,666,000	Industrial & Commercial Bank of China Class H	18,902,607
1,918,000	Jiangsu Expressway Co., Ltd. Class H	2,597,558
1,285,000	Jiangxi Copper Co., Ltd. Class H	2,383,359
608,000	PetroChina Co., Ltd. Class H	672,066
3,200	PetroChina Co., Ltd., ADR	355,872
1,780,760	PICC Property & Casualty Co., Ltd. Class H	3,514,182
468,500	Ping An Insurance Group Co. Class H	5,646,981
1,199,500	Sinopec Engineering Group Co., Ltd. Class H	1,041,221
7,324,000	Sinopec Shanghai Petrochemical Co., Ltd. Class H	2,720,622
192,800	Sinopharm Group Co., Ltd. Class H	785,817
2,564,000	Sinotrans, Ltd. Class H	1,465,039
83,012	Tsingtao Brewery Co., Ltd. Class H‡	555,159
2,664,000	Zhejiang Expressway Co., Ltd. Class H	3,552,893

	Total China	123,498,883

	Colombia — 0.1%

1,573,897	Ecopetrol SA	1,196,603

	Czech Republic — 0.5%

85,892	CEZ AS	2,100,654
13,105	Komercni Banka AS	2,829,665

	Total Czech Republic	4,930,319

	Denmark — 0.1%

16,330	Carlsberg AS Class B	1,347,530

	Hong Kong — 4.8%

645,000	AIA Group, Ltd.	4,055,662
181,600	China Mobile, Ltd., Sponsored ADR	11,809,448
427,500	China Mobile, Ltd.	5,569,099
1,466,000	China Overseas Land & Investment, Ltd.	4,708,263
1,288,000	China Resources Power Holdings Co., Ltd.	3,229,532
228,800	China Taiping Insurance Holdings Co., Ltd.*	783,516
714,000	China Unicom Hong Kong, Ltd.	1,086,695
8,700	CNOOC, Ltd., Sponsored ADR‡	1,233,834
4,500,000	CNOOC, Ltd.	6,349,759
1,624,000	Far East Horizon, Ltd.	1,485,114
321,836	Galaxy Entertainment Group, Ltd.	1,461,183
354,000	Guangdong Investment, Ltd.	465,726
2,988,000	Lenovo Group, Ltd.	4,354,983
213,155	Link (The) REIT	1,310,044
388,883	Power Assets Holdings, Ltd.	3,960,030
58,000	Shanghai Industrial Holdings, Ltd.	178,420

116	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Hong Kong — continued

184,000	Sino-Ocean Land Holdings, Ltd.	111,069

	Total Hong Kong	52,152,377

	Hungary — 0.3%

3,142	MOL Hungarian Oil and Gas Plc	136,398
94,080	OTP Bank Nyrt	1,787,315
52,916	Richter Gedeon Nyrt	729,706

	Total Hungary	2,653,419

	India — 9.9%

16,744	Adani Enterprises, Ltd.	164,012
264,357	Aurobindo Pharma, Ltd.	5,142,355
117,541	Axis Bank, Ltd.	1,048,044
49,162	Bajaj Auto, Ltd.	1,583,318
68,445	Bharat Heavy Electricals, Ltd.	258,714
289,257	Cipla, Ltd.	3,286,315
145,066	Coal India, Ltd.	839,015
24,732	Colgate-Palmolive India, Ltd.	789,962
56,377	Divi’s Laboratories, Ltd.	1,594,524
50,200	Dr. Reddy’s Laboratories, Ltd., ADR‡	2,866,420
20,379	GAIL India, Ltd.	126,544
471,304	HCL Technologies, Ltd. Class T	7,401,539
28,174	HDFC Bank, Ltd.	460,351
103,154	HDFC Bank, Ltd., ADR	6,074,739
55,140	Hero MotoCorp Ltd.	2,327,852
310,181	Hindustan Unilever, Ltd.	4,322,027
346,259	Housing Development Finance Corp., Ltd.	7,281,364
664,751	ICICI Bank, Ltd.	3,343,871
129,094	Infosys, Ltd.	4,569,358
126,300	Infosys, Ltd., Sponsored ADR‡	4,430,604
1,171,414	ITC, Ltd.	6,088,663
546,008	JSW Energy, Ltd.	1,035,196
67,184	Kotak Mahindra Bank, Ltd.	1,405,167
59,152	Motherson Sumi Systems, Ltd.	487,725
6,713	Nestle India, Ltd.	765,039
929,952	NMDC, Ltd.	1,884,237
354,979	Oil & Natural Gas Corp., Ltd.	1,734,586
78,715	Oil India, Ltd.	571,609
757,646	Power Finance Corp., Ltd.	3,282,704
201,005	Power Grid Corp. of India, Ltd.	467,814
28,020	Reliance Industries, Ltd. (London Exchange), GDR 144A	741,129
395,806	Rural Electrification Corp., Ltd.	2,102,954
736,704	Sesa Sterlite, Ltd.	2,234,318
24,361	State Bank of India, Ltd., Reg S, GDR‡‡‡	1,030,470
307,908	Sun Pharmaceutical Industries, Ltd.	5,023,455
142,160	Tata Consultancy Services, Ltd.	5,815,314
413,356	Tata Motors, Ltd.	3,636,773
89,300	Tata Motors, Ltd., Sponsored ADR	4,023,858
147,204	Tata Steel, Ltd.	743,650

See accompanying Notes to the Financial Statements.	117

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	India — continued

240,166	Tech Mahindra, Ltd.	2,423,870
47,278	Westlife Development, Ltd.* ¤	219,085
160,800	Wipro, Ltd.	1,611,308
98,693	Wipro, Ltd., ADR‡	1,314,591
99,774	Zee Entertainment Enterprises, Ltd.	544,617

	Total India	107,099,060

	Indonesia — 3.1%

6,512,700	Adaro Energy Tbk PT	473,198
139,300	Astra Agro Lestari Tbk PT	258,890
2,095,100	Astra International Tbk PT	1,374,033
2,669,161	Bank Central Asia Tbk PT	3,026,410
185,000	Bank Mandiri Persero Tbk PT	176,511
4,170,700	Bank Negara Indonesia Persero Tbk PT	2,304,651
5,428,400	Bank Rakyat Indonesia Persero Tbk PT	5,511,435
635,000	Indocement Tunggal Prakarsa Tbk PT	1,064,809
1,163,000	Indofood Sukses Makmur Tbk PT	662,666
15,541,400	Kalbe Farma Tbk PT	2,216,804
539,336	Matahari Department Store Tbk PT	812,613
6,651,400	Perusahaan Gas Negara Persero Tbk PT	2,441,814
844,600	Semen Gresik Persero Tbk PT	881,743
140,000	Tambang Batubara Bukit Asam Persero Tbk PT	115,105
36,827,240	Telekomunikasi Indonesia Persero Tbk PT	8,140,017
44,800	Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR	1,950,592
727,896	Unilever Indonesia Tbk PT	2,207,348
170,900	United Tractors Tbk PT	284,942

	Total Indonesia	33,903,581

	Luxembourg — 0.2%

121,250	Ternium SA, Sponsored ADR	2,190,987

	Malaysia — 2.9%

1,174,900	AirAsia Bhd	755,032
1,387,900	AMMB Holdings Bhd	2,383,433
1,082,500	Astro Malaysia Holdings Bhd	935,331
505,100	Axiata Group Bhd	965,602
32,912	British American Tobacco Malaysia Bhd	610,163
716,300	DiGi.Com Bhd	1,218,493
3,076,000	Genting Malaysia Bhd	3,513,293
137,500	IJM Corp. Bhd	267,315
861,300	IOI Corp. Bhd	1,067,468
1,956,803	Malayan Banking Bhd	4,929,654
315,400	MISC Bhd	723,031
547,500	Petronas Chemicals Group Bhd	833,779
256,200	Public Bank Bhd	1,306,077
844,800	Sime Darby Bhd	2,114,566
2,062,500	Tenaga Nasional Bhd	7,997,165
591,600	UMW Holdings Bhd	1,731,590

	Total Malaysia	31,351,992

118	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Mexico — 3.7%

873,300	Alfa SAB de CV Class A*	1,768,469
291,000	America Movil SAB de CV Series L, Sponsored ADR	5,953,860
1,836,900	America Movil SAB de CV Series L	1,882,207
126,000	Arca Continental SAB de CV*	775,805
75,400	Cemex SAB de CV, Sponsored ADR*	714,038
735,400	Fibra Uno Administracion SA de CV REIT	1,950,221
188,700	Fomento Economico Mexicano SAB de CV*	1,766,200
58,515	Fomento Economico Mexicano SAB de CV, Sponsored ADR*	5,471,153
324,200	Genomma Lab Internacional SAB de CV Class B*	303,254
1,453,000	Gentera SAB de CV*	2,607,613
130,100	Gruma SAB de CV Class B	1,657,522
61,900	Grupo Aeroportuario del Pacifico SAB de CV Class B	407,256
85,159	Grupo Financiero Santander Mexico SAB de CV Class B, ADR	929,936
1,613,789	Grupo Mexico SAB de CV Series B	4,764,805
88,440	Grupo Televisa SAB, Sponsored ADR*	2,919,404
80,400	Grupo Televisa SAB*	531,400
77,634	Industrias Penoles SAB de CV	1,349,833
493,500	OHL Mexico SAB de CV*	933,922
1,465,019	Wal-Mart de Mexico SAB de CV	3,655,275

	Total Mexico	40,342,173

	Netherlands — 0.0%

23,833	Yandex NV Class A*	361,427

	Panama — 0.2%

142,983	Avianca Holdings SA, Sponsored ADR	1,618,568

	Peru — 0.0%

12,700	Cia de Minas Buenaventura SA, ADR	128,651

	Philippines — 0.4%

877,500	Aboitiz Equity Ventures, Inc.	1,138,591
1,274,559	Metropolitan Bank & Trust Co.	2,781,504

	Total Philippines	3,920,095

	Poland — 0.8%

105,660	Energa SA	693,903
28,048	KGHM Polska Miedz SA	887,712
112,272	Orange Polska SA	282,198
544,310	PGE Polska Grupa Energetyczna SA	2,991,803
710,767	Polskie Gornictwo Naftowe i Gazownictwo SA	1,031,048
24,496	Powszechny Zaklad Ubezpieczen SA	3,159,315

	Total Poland	9,045,979

	Qatar — 0.4%

42,528	Barwa Real Estate Co.	526,746
25,628	Doha Bank QSC	354,024
24,887	Industries Qatar QSC	950,029

See accompanying Notes to the Financial Statements.	119

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Qatar — continued

47,830	Qatar National Bank SAQ	2,541,738

	Total Qatar	4,372,537

	Russia — 2.0%

487,555	Gazprom OAO, Sponsored ADR	2,317,837
327,525	Gazprom OAO (OTC Exchange), Sponsored ADR	1,544,280
31,400	LUKOIL OAO (DTC Shares), Sponsored ADR	1,442,202
50,065	LUKOIL OAO (Euroclear Shares), Sponsored ADR	2,319,011
3,924	Magnit PJSC, Reg S, GDR‡‡‡	200,320
253,115	MMC Norilsk Nickel OJSC, ADR	4,496,588
4,262	MMC Norilsk Nickel OJSC (London Exchange), ADR	75,714
297,400	Mobile Telesystems OJSC, Sponsored ADR	3,003,740
7,128	NOVATEK OAO, Reg S, GDR‡‡‡	534,600
92,659	Rosneft Oil Co., Reg S, (London Exchange), GDR‡‡‡	398,897
23,052	Severstal PAO, Reg S, GDR‡‡‡	258,874
194,419	Sistema JSFC, Reg S, GDR‡‡‡	1,438,701
222,408	Surgutneftegas OAO, Sponsored ADR	1,370,033
77,992	Tatneft OAO, Sponsored ADR	2,323,382
11,999	Tatneft OAO (London Exchange), Sponsored ADR	357,450

	Total Russia	22,081,629

	Singapore — 0.1%

98,242	DBS Group Holdings, Ltd.‡	1,458,196

	South Africa — 5.8%

182,844	Barclays Africa Group, Ltd.	2,791,799
84,223	Exxaro Resources, Ltd.‡	698,600
832,275	FirstRand, Ltd.	3,835,695
144,442	Foschini Group, Ltd. (The)	2,152,637
353,595	Growthpoint Properties, Ltd.	836,692
14,135	Imperial Holdings, Ltd.	225,052
138,927	Investec, Ltd.	1,152,465
25,247	Kumba Iron Ore, Ltd.‡	325,062
45,155	Liberty Holdings, Ltd.	625,546
62,126	Life Healthcare Group Holdings, Ltd.	216,944
80,615	Mediclinic International, Ltd.	811,656
864,191	MMI Holdings, Ltd.	2,340,885
29,069	Mr Price Group, Ltd.	623,809
744,978	MTN Group, Ltd.	12,604,600
50,556	Naspers, Ltd. Class N	7,802,721
555,432	Netcare, Ltd.	1,911,607
56,247	Pick n Pay Stores, Ltd.‡	229,561
43,025	Rand Merchant Insurance Holdings, Ltd.	164,270
2,827,106	Redefine Properties, Ltd.	2,893,314
140,015	Remgro, Ltd.	3,071,576
273,834	RMB Holdings, Ltd.	1,579,327
238,309	Sanlam, Ltd.	1,541,424
141,379	Sasol, Ltd.	4,809,424
54,131	Shoprite Holdings, Ltd.	733,899

120	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	South Africa — continued

147,500	Spar Group, Ltd. (The)	2,297,184
177,127	Standard Bank Group, Ltd.	2,455,986
114,231	Telkom SA SOC, Ltd.*	746,691
181,600	Truworths International, Ltd.‡	1,322,853
586,248	Tsogo Sun Holdings, Ltd.	1,335,433
122,001	Woolworths Holdings, Ltd.	867,462

	Total South Africa	63,004,174

	South Korea — 10.8%

271	Amorepacific Corp.	819,510
1,505	AMOREPACIFIC Group	2,034,792
468	CJ CheilJedang Corp.	159,452
4,631	CJ Corp.	734,649
16,096	Coway Co., Ltd.	1,327,490
128,911	DGB Financial Group, Inc.	1,405,938
48,226	Dongbu Insurance Co., Ltd.	2,149,512
37,128	Halla Visteon Climate Control Corp.	1,285,065
21,352	Hana Financial Group, Inc.	553,310
45,663	Hanwha Corp.	1,496,102
314,561	Hanwha Life Insurance Co., Ltd.	2,089,607
8,413	Hyosung Corp.	657,449
31,197	Hyundai Development Co-Engineering & Construction	1,602,802
4,845	Hyundai Engineering & Construction Co., Ltd.	220,098
63,925	Hyundai Marine & Fire Insurance Co., Ltd.	1,428,942
21,274	Hyundai Mobis Co., Ltd.	4,726,703
40,711	Hyundai Motor Co.	6,183,067
69,465	Kangwon Land, Inc.	2,169,509
66,475	KB Financial Group, Inc.	2,354,741
27,073	Kia Motors Corp.	1,102,979
134,266	Korea Electric Power Corp.	5,566,935
7,659	Korea Zinc Co., Ltd.	2,927,050
87,187	Korean Air Lines Co., Ltd.*	3,815,340
234,060	Korean Reinsurance Co.	2,151,888
63,379	KT&G Corp.	5,067,121
2,747	LG Chem, Ltd.	559,576
36,180	LG Corp.	1,999,039
149,800	LG Display Co., Ltd., ADR*	2,143,638
4,067	LG Innotek Co., Ltd.	425,231
872	Lotte Chemical Corp.	159,946
21,992	LS Industrial Systems Co., Ltd.	1,264,671
31,743	Mirae Asset Securities Co., Ltd.	1,496,380
16,160	NCSoft Corp.	2,643,688
877	Orion Corp. Republic of South Korea	915,378
8,494	POSCO	1,871,903
18,520	S-1 Corp.	1,400,539
21,989	Samsung Card Co., Ltd.	813,600
9,875	Samsung Electronics Co., Ltd., GDR	12,826,063
646	Samsung Electronics Co., Ltd.*	419,526
21,055	Samsung Electronics Co., Ltd. (London Exchange), GDR	13,559,420

See accompanying Notes to the Financial Statements.	121

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	South Korea — continued

5,072	Samsung Fire & Marine Insurance Co., Ltd.	1,222,912
13,717	Samsung Life Insurance Co., Ltd.	1,195,578
10,232	Shinhan Financial Group Co., Ltd.	386,888
1,262	Shinsegae Co., Ltd.	191,669
8,547	SK C&C Co., Ltd.	1,791,138
9,583	SK Holdings Co., Ltd.	1,468,394
162,603	SK Hynix, Inc.	6,675,890
244,252	SK Networks Co., Ltd.	1,796,472
23,641	SK Telecom Co., Ltd.	5,806,636
96,183	Woori Bank	813,193

	Total South Korea	117,877,419

	Taiwan — 12.4%

598,000	Advanced Semiconductor Engineering, Inc.	807,462
263,000	Asustek Computer, Inc.	2,647,651
592,000	AU Optronics Corp.	297,987
229,000	Catcher Technology Co., Ltd.	2,400,511
656,000	Cathay Financial Holding Co., Ltd.	1,048,258
276,000	Cheng Shin Rubber Industry Co., Ltd.	634,209
676,797	Chicony Electronics Co., Ltd.	1,899,098
2,448,000	China Airlines, Ltd.*	1,255,686
742,200	China Life Insurance Co., Ltd.	646,371
619,000	China Motor Corp.	536,111
1,948,000	Compal Electronics, Inc.	1,621,777
6,049,880	CTBC Financial Holding Co., Ltd.	4,021,652
518,000	CTCI Corp.	854,228
651,000	Delta Electronics, Inc.	4,109,060
4,384,495	E.Sun Financial Holding Co., Ltd.	2,683,384
1,304,000	Eva Airways Corp.*	956,433
1,119,000	Far Eastern Department Stores, Ltd.	945,911
248,000	Far EasTone Telecommunications Co., Ltd.	598,402
126,000	Foxconn Technology Co., Ltd.	338,255
5,402,997	Fubon Financial Holding Co., Ltd.	9,704,328
3,460,910	Hon Hai Precision Industry Co., Ltd.	10,131,651
617,000	Innolux Corp.	308,599
2,891,000	Inotera Memories, Inc.*	3,857,438
2,199,000	Inventec Corp.	1,591,798
501,000	Kinsus Interconnect Technology Corp.	1,609,156
62,000	Largan Precision Co., Ltd.	5,340,045
2,865,368	Lite-On Technology Corp.	3,713,348
433,880	MediaTek, Inc.	5,872,425
98,000	Novatek Microelectronics Corp.	507,383
1,945,000	Pegatron Corp.	5,264,989
261,000	Pou Chen Corp.	365,350
417,000	Powertech Technology, Inc.	718,322
507,055	President Chain Store Corp.	3,816,282
1,089,000	Quanta Computer, Inc.	2,631,141
1,023,060	Radiant Opto-Electronics Corp.	3,184,597
408,000	Realtek Semiconductor Corp.	1,303,931

122	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Taiwan — continued

590,062	SinoPac Financial Holdings Co., Ltd.	246,095
2,800,000	Taiwan Cement Corp.	3,946,309
4,743,334	Taiwan Semiconductor Manufacturing Co., Ltd.	22,056,730
557,252	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	13,084,277
401,000	Teco Electric and Machinery Co., Ltd.	381,905
282,000	Transcend Information, Inc.	1,000,384
561,438	Uni-President Enterprises Corp.	940,216
622,000	Vanguard International Semiconductor Corp.	1,057,539
1,890,000	Wistron Corp.	1,606,711
1,918,000	WPG Holdings, Ltd.	2,470,291
459,200	Yuanta Financial Holding Co., Ltd.	231,141

	Total Taiwan	135,244,827

	Thailand — 3.2%

440,600	Advanced Info Service PCL (Registered Shares)	3,209,041
133,400	Airports of Thailand PCL, NVDR	1,147,879
238,428	Bangkok Bank PCL	1,359,201
743,900	Bangkok Bank PCL, NVDR	4,217,872
770,900	Bangkok Dusit Medical Services PCL Class F	466,709
221,800	BEC World PCL, NVDR	279,465
1,248,300	CP All PCL Class F	1,572,843
210,500	Delta Electronics Thailand PCL, NVDR	486,789
214,900	Indorama Ventures PCL, NVDR	171,709
6,684,000	Jasmine International PCL	1,181,100
334,573	Kasikornbank PCL	2,364,837
391,300	Kasikornbank PCL, NVDR	2,753,771
4,825,000	Krung Thai Bank PCL	3,380,762
2,179,700	Krung Thai Bank PCL, NVDR	1,527,264
2,414,900	PTT Global Chemical PCL	3,877,644
162,300	PTT PCL	1,611,029
65,100	PTT PCL, NVDR	646,198
302,300	Siam Commercial Bank PCL	1,653,639
50,900	Siam Commercial Bank PCL, NVDR	278,433
2,901,800	Thai Beverage PCL Class C	1,618,340
1,600,500	Thai Union Frozen Products PCL, NVDR	988,631

	Total Thailand	34,793,156

	Turkey — 1.6%

8,176	BIM Birlesik Magazalar AS	145,162
15,569	Coca-Cola Icecek AS	263,531
2,190,532	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	2,488,762
647,925	Eregli Demir ve Celik Fabrikalari TAS	1,008,133
282,243	TAV Havalimanlari Holding AS	2,364,254
198,495	Tofas Turk Otomobil Fabrikasi AS	1,204,042
891,353	Turk Hava Yollari AO*	2,948,863
605,904	Turk Telekomunikasyon AS	1,610,143
491,886	Turkcell Iletisim Hizmetleri AS*	2,529,050
408,668	Turkiye Halk Bankasi AS	2,022,486

See accompanying Notes to the Financial Statements.	123

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Turkey — continued

158,957	Turkiye Sise ve Cam Fabrikalari AS	196,515

	Total Turkey	16,780,941

	United Arab Emirates — 0.4%

339,071	Abu Dhabi Commercial Bank PJSC	597,291
1,330,625	Emaar Properties PJSC	2,391,060
272,289	First Gulf Bank PJSC	1,082,365

	Total United Arab Emirates	4,070,716

	United Kingdom — 1.8%

141,101	British American Tobacco Plc	7,325,082
114,581	Mondi Plc	2,207,841
954,705	Old Mutual Plc	3,173,092
12,899	Randgold Resources, Ltd.	898,643
14,912	Randgold Resources, Ltd., ADR	1,032,954
85,436	SABMiller Plc	4,484,663
44,346	Wizz Air Holdings Plc* 144A	914,402

	Total United Kingdom	20,036,677

	United States — 0.0%

13,900	Southern Copper Corp.‡	405,602

	TOTAL COMMON STOCKS (COST $947,945,784)	973,845,756

	PREFERRED STOCKS — 1.3%

	Brazil — 1.2%

868,400	Banco do Estado do Rio Grande do Sul, 7.16%	2,877,368
382,600	Bradespar SA, 15.58%	2,832,301
508,200	Cia Energetica de Sao Paulo, 12.72%	1,749,069
53,100	Cia Paranaense de Energia, 6.69%	559,061
86,800	Itau Unibanco Holding SA, 3.57%	958,952
668,969	Itausa - Investimentos Itau SA, 4.14%	2,088,893
54,700	Lojas Americanas SA, 0.58%	281,535
47,900	Metalurgica Gerdau SA, 3.45%	162,010
361,400	Vale SA, 11.77%	1,747,014

	Total Brazil	13,256,203

	Colombia — 0.1%

88,490	Banco Davivienda SA, 2.98%	861,830

	India — 0.0%

2,134,356	Zee Entertainment Enterprises, Ltd., 6.00%	28,307

	TOTAL PREFERRED STOCKS (COST $22,237,718)	14,146,340

124	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 11.3%

		Bank Deposit — 9.5%

102,878,817		State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/15	102,878,817

		Investment Fund — 0.4%

4,360,000		State Street Institutional Treasury Plus Money Market Fund, Premier Class*****	4,360,000

		Securities Lending Collateral — 1.4%

15,592,377		State Street Institutional U.S. Government Money Market Fund, Premier Class***	15,592,377

		TOTAL SHORT-TERM INVESTMENTS (COST $122,831,194)	122,831,194

		TOTAL INVESTMENTS — 102.2% (Cost $1,093,014,696)	1,110,823,290

		Other Assets and Liabilities (net) — (2.2)%	(23,468,047)

		NET ASSETS — 100.0%	$1,087,355,243

		Notes to Schedule of Investments:

		ADR — American Depository Receipt

		GDR — Global Depository Receipt

		NVDR — Non-Voting Depository Receipt

		REIT — Real Estate Investment Trust

	*	Non-income producing security

	***	Represents an investment of securities lending cash collateral.

	¤	Illiquid security. The total market value of the securities at year end is $219,085 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2015 was $254,163.

	****	Securities fair valued by the Valuation Committee as approved by the Board of Trustees. The total market value of the securities at year end is $11,157 which represents 0.0% of net assets. The aggregate tax cost of these securities held at March 31, 2015 was $7,573.

	*****	Security has been segregated to cover collateral requirements on open synthetic futures contracts.

	‡	All or a portion of this security is out on loan.

	‡‡‡	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

		144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. The total market value of the securities at year end is $3,744,371 which represents 0.3% of net assets.

See accompanying Notes to the Financial Statements.	125

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2015

A summary of outstanding financial instruments at March 31, 2015 is as follows:

Forward Foreign Currency Contracts

Settlement Date	Currency	Counterparty	Units of Currency	Value	Unrealized Appreciation (Depreciation)
Buys
06/17/15	BRL	Citibank N.A. London	5,775,000	$1,767,244	$(44,825)
06/17/15	CLP	Citibank N.A. London	4,434,004,000	7,063,890	24,163
06/17/15	COP	Citibank N.A. London	11,100,000,000	4,235,885	19,145
06/17/15	CZK	Citibank N.A. London	153,310,000	5,982,469	(174,708)
06/17/15	HKD	Citibank N.A. London	107,125,000	13,815,245	14,794
06/17/15	HUF	Citibank N.A. London	5,159,450,000	18,453,199	(273,780)
06/17/15	IDR	Citibank N.A. London	84,414,343,225	6,339,674	21,268
06/17/15	ILS	Citibank N.A. London	15,220,000	3,827,896	3,004
06/17/15	INR	Citibank N.A. London	1,379,306,000	21,705,667	(28,570)
06/17/15	KRW	Citibank N.A. London	36,060,630,000	32,424,979	173,470
06/17/15	MXN	Citibank N.A. London	127,000,000	8,296,519	(30,605)
06/17/15	PEN	Citibank N.A. London	800,000	254,618	1,158
06/17/15	PHP	Citibank N.A. London	131,000,000	2,917,605	(39,674)
06/17/15	PLN	Citibank N.A. London	12,782,000	3,362,636	(46,153)
06/17/15	SGD	Citibank N.A. London	15,180,000	11,045,543	26,218
06/17/15	THB	Citibank N.A. London	47,803,000	1,464,441	19,382
06/17/15	TRY	Citibank N.A. London	46,613,000	17,600,872	131,413
06/17/15	TWD	Citibank N.A. London	469,295,000	15,001,958	58,551
06/17/15	ZAR	Citibank N.A. London	194,828,000	15,879,076	(285,355)

					$(431,104)

Sales
06/17/15	BRL	Citibank N.A. London	25,736,000	$7,875,635	$(64,767)
06/17/15	CLP	Citibank N.A. London	45,016,000	71,716	(449)
06/17/15	COP	Citibank N.A. London	28,513,000,000	10,880,882	94,586
06/17/15	CZK	Citibank N.A. London	42,000,000	1,638,926	26,715
06/17/15	HKD	Citibank N.A. London	43,008,000	5,546,474	(2,133)
06/17/15	HUF	Citibank N.A. London	780,000,000	2,789,734	(64,391)
06/17/15	IDR	Citibank N.A. London	1,271,880,000	95,521	(564)
06/17/15	ILS	Citibank N.A. London	29,100,000	7,318,775	(37,753)
06/17/15	INR	Citibank N.A. London	120,105,000	1,890,051	11,849
06/17/15	KRW	Citibank N.A. London	13,333,480,000	11,989,192	(47,544)
06/17/15	MXN	Citibank N.A. London	723,625,000	47,272,193	97,046
06/17/15	MYR	Citibank N.A. London	29,256,000	7,847,903	16,276
06/17/15	PEN	Citibank N.A. London	200,000	63,654	180
06/17/15	PHP	Citibank N.A. London	7,100,000	158,130	2,384
06/17/15	PLN	Citibank N.A. London	22,300,000	5,866,592	(87,026)
06/17/15	SGD	Citibank N.A. London	52,746,000	38,379,987	(142,395)
06/17/15	THB	Citibank N.A. London	15,808,000	484,277	(2,392)
06/17/15	TRY	Citibank N.A. London	11,900,000	4,493,390	13,708
06/17/15	TWD	Citibank N.A. London	93,387,000	2,985,303	2,870
06/17/15	ZAR	Citibank N.A. London	34,661,000	2,824,977	(5,565)

					$(189,365)

126	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2015

Currency Abbreviations

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nouveau Sol
PHP	Philippines Peso
PLN	Polish Zloty
SGD	Singapore Dollar
THB	Thai Baht
TRY	New Turkish Lira
TWD	Taiwan Dollar
ZAR	South African Rand

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
146	BIST 30 Index	April 2015	$553,158	$(55,840)
75	FTSE Bursa Malaysia KLCI Index	April 2015	1,847,408	8,344
54	H-shares Index	April 2015	4,315,166	131,215
931	MSCI Emerging Markets E-mini Index	June 2015	45,265,220	1,505,480
135	MSCI Singapore Index	April 2015	7,481,738	(41,758)
86	MSCI Taiwan Stock Index	April 2015	3,035,800	(7,916)
421	SET50 Index	June 2015	2,551,617	(26,648)

				$1,512,877

Sales
318	FTSE/JSE TOP 40	June 2015	$12,175,663	$10,023
36	KOSPI 200 Index	June 2015	4,179,368	(37,388)
64	Mexico Bolsa Index	June 2015	1,831,200	2,161
661	SGX CNX Nifty Index	April 2015	11,288,558	156,765

				$131,561

See accompanying Notes to the Financial Statements.	127

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2015

Synthetic Futures

Number of Contracts Long (Short)	Reference Entity	Expiration Date	Counterparty	Notional Value	Value
13,200	MSCI Taiwan Stock Index	04/29/2015	Goldman Sachs & Co.	$4,698,015	$(38,415)
14,200	Tel Aviv 25 Index	04/24/2015	Goldman Sachs & Co.	5,806,041	26,933
8,350	Hang Seng China Enterprises Index	04/29/2015	Goldman Sachs & Co.	12,816,707	523,054
(800)	Warsaw WIG 20 Index	06/19/2015	Goldman Sachs & Co.	(468,462)	(18,253)
807	Brazil Bovespa Stock Index	04/15/2015	Goldman Sachs & Co.	14,519,231	(6,405)
10,400	Taiwan Stock Exchange Capitalization Weighted Stock Index	04/15/2015	Goldman Sachs & Co.	3,164,352	(7,942)
125	MSCI Daily Total Return Net Turkey Index	06/17/2015	Goldman Sachs & Co.	50,459	(2,581)
1,291	MSCI Daily Total Return Net Turkey Index	06/17/2015	Goldman Sachs & Co.	460,684	6,986
1,300	MSCI Daily Total Return Net Turkey Index	04/30/2015	Goldman Sachs & Co.	49,349	(135)

					$483,242

128	See accompanying Notes to the Financial Statements.

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2015

Industry Sector Summary (Unaudited)	% of Net Assets
Banks	14.9
Semiconductors	7.6
Telecommunications	7.3
Diversified Financial Services	5.4
Insurance	4.0
Electric	3.7
Oil & Gas	3.7
Beverages	3.0
Internet	3.0
Computers	2.8
Real Estate	2.6
Auto Manufacturers	2.5
Electronics	2.5
Mining	2.4
Pharmaceuticals	2.4
Agriculture	2.1
Retail	2.0
Commercial Services	1.9
Food	1.8
Airlines	1.4
Software	1.3
Media	1.2
Chemicals	1.1
Holding Companies — Diversified	1.1
Building Materials	0.9
Engineering & Construction	0.9
Lodging	0.8
Auto Parts & Equipment	0.6
Household Products & Wares	0.6
Iron & Steel	0.6
Electrical Components & Equipment	0.5
Miscellaneous — Manufacturing	0.5
Coal	0.4
Cosmetics & Personal Care	0.4
Distribution & Wholesale	0.3
Health Care — Services	0.3
Leisure Time	0.3
Metal Fabricate & Hardware	0.3
REITS	0.3
Entertainment	0.2
Forest Products & Paper	0.2
Gas	0.2
Home Builders	0.2
Home Furnishings	0.2
Transportation	0.2
Environmental Control	0.1
Oil & Gas Services	0.1
Water	0.1
Apparel	0.0
Health Care — Products	0.0
Housewares	0.0

See accompanying Notes to the Financial Statements.	129

Mercer Emerging Markets Equity Fund

Schedule of Investments (Continued)

March 31, 2015

Industry Sector Summary (Unaudited)	% of Net Assets
Investment Companies	0.0
Machinery — Construction & Mining	0.0
Machinery — Diversified	0.0
Short-Term Investments and Other Assets and Liabilities (net)	9.1

100.0%

130	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	COMMON STOCKS — 85.7%

	Australia — 1.6%

5,806	Cochlear, Ltd.	401,545
516,923	Cromwell Property Group REIT	448,215
34,835	Harvey Norman Holdings, Ltd.	118,424
142,759	Newcrest Mining, Ltd.*	1,458,142
111,467	Regis Healthcare, Ltd.* ‡	510,932
551,843	Telstra Corp., Ltd.	2,660,173
64,187	Wesfarmers, Ltd.	2,155,608
229,384	Woolworths, Ltd.‡	5,167,767

	Total Australia	12,920,806

	Austria — 0.6%

185	Agrana Beteiligungs AG	15,539
17,396	BUWOG AG* ‡	357,038
17,851	EVN AG	200,730
8,568	Flughafen Wien AG	744,904
4,060	Mayr Melnhof Karton AG	418,602
27,586	Oesterreichische Post AG	1,356,933
17,897	Telekom Austria AG	128,207
21,631	Verbund AG	361,950
34,280	Voestalpine AG	1,255,266

	Total Austria	4,839,169

	Belgium — 1.0%

304	Anheuser-Busch InBev NV	37,155
24,203	Befimmo SA REIT	1,642,822
18,514	Belgacom SA	647,722
32,769	Colruyt SA	1,426,760
36,411	Elia System Operator SA	1,532,150
33,761	Groupe Bruxelles Lambert SA	2,797,405
8,623	Ontex Group NV*	261,765

	Total Belgium	8,345,779

	Bermuda — 1.1%

17,600	Arch Capital Group, Ltd.*	1,084,160
13,800	Aspen Insurance Holdings, Ltd.	651,774
14,000	Bunge, Ltd.	1,153,040
55,000	Cheung Kong Infrastructure Holdings, Ltd.	473,878
6,300	China Yuchai International, Ltd.	124,362
9,400	Dairy Farm International Holdings, Ltd.	88,266
9,400	Endurance Specialty Holdings, Ltd.	574,716
5,800	Everest Re Group, Ltd.	1,009,200
18,200	Genpact, Ltd.*	423,150
7,000	Guoco Group, Ltd.	81,303
18,200	Jardine Matheson Holdings, Ltd.	1,150,240
27,500	Marvell Technology Group, Ltd.	404,250
13,300	Norwegian Cruise Line Holdings, Ltd.*	718,333
29,600	Transport International Holdings, Ltd.	71,394

See accompanying Notes to the Financial Statements.	131

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Bermuda — continued

17,600	Validus Holdings, Ltd.	740,960
400	White Mountains Insurance Group, Ltd.	273,808
5,000	Wing On Co. International, Ltd.	16,542

	Total Bermuda	9,039,376

	Canada — 4.4%

30,360	Agnico-Eagle Mines, Ltd.	843,560
21,000	Bank of Montreal	1,258,508
700	Bank of Nova Scotia (The)	35,119
77,060	Barrick Gold Corp.	844,578
62,700	BCE, Inc.	2,655,972
28,800	Calloway Real Estate Investment Trust REIT	661,729
19,200	Canadian Imperial Bank of Commerce‡	1,391,981
45,835	Canadian Natural Resources, Ltd.	1,404,907
27,200	Canadian Tire Corp., Ltd. Class A	2,771,114
10,600	Catamaran Corp.*	631,124
88,837	Cenovus Energy, Inc.	1,499,569
22,400	Cogeco Cable, Inc.	1,201,093
9,100	Cogeco, Inc.	396,764
3,800	DH Corp.	116,085
32,800	Dollarama, Inc.	1,833,589
1,700	Dream Office Real Estate Investment Trust REIT	35,369
83,300	Emera, Inc.	2,709,799
26,300	Empire Co., Ltd.	1,833,836
81,362	Entertainment One, Ltd.	365,365
20,200	George Weston, Ltd.	1,600,050
74,501	Goldcorp, Inc.	1,349,958
1,900	H&R Real Estate Investment Trust REIT	35,000
65,200	Jean Coutu Group PJC, Inc. (The) Class A	1,393,576
178,686	Kinross Gold Corp.*	400,257
84,100	Manitoba Telecom Services, Inc.‡	1,594,347
34,500	North West Co., Inc. (The)	681,828
49,062	Penn West Petroleum, Ltd.‡	80,952
38,280	Potash Corp. of Saskatchewan, Inc.	1,234,530
10,000	Restaurant Brands International, Inc.	384,100
16,600	Rogers Communications, Inc. Class B	555,736
21,000	RONA, Inc.	268,614
18,200	Royal Bank of Canada	1,095,593
17,200	Saputo, Inc.	472,745
36,100	Shaw Communications, Inc. Class B‡	810,077
27,800	Thomson Reuters Corp.	1,127,568
800	Toronto-Dominion Bank	34,242
5,100	Valener, Inc.‡	69,745

	Total Canada	35,678,979

	Denmark — 0.7%

15,003	Carlsberg AS Class B	1,238,028
373	Dfds AS	39,627
27,643	ISS AS*	870,301

132	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Denmark — continued

34,364	Novo Nordisk AS Class B	1,837,753
1,660	Ringkjoebing Landbobank AS	318,111
3,531	Royal Unibrew AS*	591,884
7,741	Schouw & Co.	370,580
77,116	TDC AS	552,096
1,278	William Demant Holding AS*	108,398

	Total Denmark	5,926,778

	Faroe Islands — 0.0%

10,386	Bakkafrost P/F	224,883

	France — 2.5%

2,090	Bonduelle S.C.A.	54,007
45,004	Bouygues SA	1,766,135
6,521	Caisse Regionale de Credit Agricole Mutuel Nord de France	127,815
41,796	Carrefour SA	1,395,596
31,853	Cie de Saint-Gobain	1,399,023
46,716	Danone SA	3,141,831
3,831	Eutelsat Communications SA	126,870
7,210	Legrand SA	389,810
885	Manutan International	43,190
6,735	Neopost SA	369,988
12,641	Rexel SA	238,470
77,392	Sanofi	7,641,128
9,032	Sodexo SA	880,696
672	Stallergenes SA	36,808
25,228	Total SA	1,253,815
1,748	Vetoquinol SA	67,772
36,429	Vivendi SA	904,759
4,367	Wendel SA	520,138

	Total France	20,357,851

	Germany — 2.2%

36,140	alstria office REIT-AG*	508,274
15,982	Aurubis AG‡	905,779
63,053	Celesio AG	1,862,270
2,484	DaimlerChrysler AG	239,383
790	Deutsche Euroshop AG	39,258
23,932	Fielmann AG	1,604,379
3,127	Fraport AG Frankfurt Airport Services Worldwide	186,962
1,676	Hamburger Hafen und Logistik AG	35,181
31,629	HeidelbergCement AG	2,507,291
918	Homag Group AG	35,375
5,883	Hornbach Baumarkt AG	220,194
25,823	Merck KGaA	2,899,579
1,005	Nemetschek AG	130,172
78,113	Rhoen-Klinikum AG	1,940,453
49,773	SAP SE	3,609,896
38,848	Stada Arzneimittel AG	1,297,369

See accompanying Notes to the Financial Statements.	133

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Germany — continued

807	STRATEC Biomedical AG	39,527
11,838	TLG Immobilien AG*	185,688

	Total Germany	18,247,030

	Hong Kong — 0.6%

6,500	Aeon Stores Hong Kong Co., Ltd.	7,797
116,000	Champion REIT	55,359
322,000	CLP Holdings, Ltd.	2,807,566
53,400	Hang Seng Bank, Ltd.	964,266
25,000	Hongkong & Shanghai Hotels (The)	35,212
65,000	Hysan Development Co., Ltd.	283,791
33,000	Miramar Hotel & Investment Co., Ltd.	46,650
3,500	Power Assets Holdings, Ltd.	35,641
236,000	Regal Real Estate Investment Trust REIT	67,880
90,000	Shun Tak Holdings, Ltd.	43,183
982,000	Sunlight Real Estate Investment Trust REIT	477,508
36,000	Vitasoy International Holdings, Ltd.	56,184

	Total Hong Kong	4,881,037

	Ireland — 0.6%

6,000	Accenture Plc Class A	562,140
44,515	CRH Plc	1,156,445
1,900	Jazz Pharmaceuticals Plc*	328,301
14,864	Kerry Group Plc	997,746
109,736	UDG Healthcare Plc	769,717
20,227	Willis Group Holdings Plc	974,537

	Total Ireland	4,788,886

	Israel — 0.6%

61,748	Delek Automotive Systems, Ltd.	726,995
63,255	Israel Chemicals, Ltd.	450,151
35,943	Osem Investments, Ltd.	719,276
54,155	Plus500, Ltd.	548,683
39,238	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	2,444,528

	Total Israel	4,889,633

	Italy — 0.3%

64,726	Amplifon Spa	440,382
29,287	Italcementi Spa	233,548
768,501	Parmalat Spa	2,053,520

	Total Italy	2,727,450

	Japan — 6.2%

32	Advance Residence Investment Corp. REIT	76,875
348,000	ANA Holdings, Inc.	933,804
18,200	Arcs Co., Ltd.‡	437,225
124,700	Astellas Pharma, Inc.	2,045,839
3,000	AT-Group Co., Ltd.	60,738

134	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Japan — continued

39,100	Canon, Inc.	1,385,006
91,500	Coca-Cola West Co., Ltd.	1,515,272
12,400	Doutor Nichires Holdings Co., Ltd.‡	207,933
27,000	Dydo Drinco, Inc.	1,086,304
2,100	Earth Chemical Co., Ltd.	72,583
1,600	FamilyMart Co., Ltd.	67,242
13,400	Fanuc, Ltd.	2,933,083
2,000	Fuji Co., Ltd.	34,438
3,000	Fujicco Co., Ltd.	48,605
29,400	Geo Holdings Corp.	311,099
5,460	Hirose Electric Co., Ltd.	707,512
53,400	Hoya Corp.	2,145,128
11,000	J-Oil Mills, Inc.	38,341
8,000	Kaken Pharmaceutical Co., Ltd.	232,145
123,600	KDDI Corp.	2,803,867
46,100	Kewpie Corp.	1,124,006
4,400	Keyence Corp.	2,406,838
1,000	KFC Holdings Japan, Ltd.	19,362
2,000	Kissei Pharmaceutical Co., Ltd.	62,539
1,000	Kobayashi Pharmaceutical Co., Ltd.	71,711
515,000	Kobe Steel, Ltd.	953,346
14,700	Kose Corp.	812,683
377,000	Lion Corp.‡	2,301,138
3,300	Maruha Nichiro Corp.‡	46,614
26,500	Megmilk Snow Brand Co., Ltd.	319,304
52,300	Mitsubishi Estate Co., Ltd.	1,215,427
53,000	Mitsubishi Tanabe Pharma Corp.	911,286
700	Mochida Pharmaceutical Co., Ltd.	46,054
332,000	Morinaga & Co., Ltd.	1,168,264
165,000	Morinaga Milk Industry Co., Ltd.	627,392
51,900	MS&AD Insurance Group Holdings‡	1,458,437
7,700	NEC Networks & System Integration Corp.	155,252
20,400	Nichi-iko Pharmaceutical Co., Ltd.	470,854
8,000	Nippon Flour Mills Co., Ltd.	39,625
105,200	Nipro Corp.	1,004,411
671,000	Nisshin Oillio Group, Ltd. (The)	2,495,443
11,800	Nissin Foods Holdings Co., Ltd.	581,513
3,300	Nitori Holdings Co., Ltd.	223,990
21,000	Noevir Holdings Co., Ltd.	421,664
286	Nomura Real Estate Master Fund, Inc. REIT	355,816
14,600	Nomura Research Institute, Ltd.	550,277
69,800	NTT DoCoMo, Inc.	1,213,824
5,900	Okinawa Cellular Telephone Co.	171,945
5,900	Oracle Corp. Japan	254,351
18,500	Saizeriya Co., Ltd.	358,199
45,500	Secom Co., Ltd.	3,044,715
13,700	Shimano, Inc.	2,042,577
1,000	Shin-Etsu Chemical Co., Ltd.	65,458
52,000	Showa Sangyo Co., Ltd.	200,325

See accompanying Notes to the Financial Statements.	135

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Japan — continued

6,700	SMC Corp.	2,002,597
68,100	Sompo Japan Nipponkoa Holdings, Inc.	2,120,938
26,000	T-Gaia Corp.	344,499
9,000	Toei Co., Ltd.	67,017
117,700	United Super Markets Holdings, Inc.*	1,046,222
32,000	Yamazaki Baking Co., Ltd.‡	578,228

	Total Japan	50,497,180

	Luxembourg — 0.1%

56,962	Atento SA*	677,278

	Mexico — 0.3%

70,580	Grupo Televisa SAB, Sponsored ADR*	2,329,846
14,299	Industrias Penoles SAB de CV	248,619

	Total Mexico	2,578,465

	Netherlands — 2.0%

41,124	Heineken Holding NV	2,831,115
100,236	Koninklijke Ahold NV	1,975,441
31,525	QIAGEN NV*	794,430
43,300	Reed Elsevier NV	1,078,432
1,107	Sligro Food Group NV	43,883
86,178	TNT Express NV	548,019
195,865	Unilever NV, ADR	8,186,118
5,664	Vastned Retail NV REIT	277,361
24,670	Wolters Kluwer NV	805,465

	Total Netherlands	16,540,264

	New Zealand — 1.3%

806,553	Air New Zealand, Ltd.	1,648,173
522,943	Argosy Property, Ltd.	447,057
301,101	Auckland International Airport, Ltd.	1,016,080
68,140	Chorus, Ltd.*	145,630
146,364	Contact Energy, Ltd.	656,355
7,919	Ebos Group, Ltd.	63,541
270,252	Fisher & Paykel Healthcare Corp., Ltd.	1,333,516
8,623	Freightways, Ltd.	40,544
63,364	Genesis Energy, Ltd.	106,437
531,194	Infratil, Ltd.	1,266,729
3,890	Mainfreight, Ltd.	45,128
537,043	Meridian Energy, Ltd.	815,525
381,197	Mighty River Power, Ltd.	886,165
290,401	Precinct Properties New Zealand, Ltd.‡	255,882
266,306	Sky Network Television, Ltd.	1,180,244
282,616	Spark New Zealand, Ltd.	631,563
2,773	TrustPower, Ltd.	16,532
62,607	Vector, Ltd.	144,603
9,010	Warehouse Group, Ltd. (The)	17,973

136	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	New Zealand — continued

67,197	Z Energy, Ltd.	258,506

	Total New Zealand	10,976,183

	Norway — 1.0%

463,604	Norsk Hydro ASA	2,438,507
337,530	Orkla ASA	2,552,699
139,893	Telenor ASA	2,827,682

	Total Norway	7,818,888

	Russia — 0.1%

76,731	Gazprom OAO, Sponsored ADR	364,779

	Singapore — 0.4%

210,000	Fortune Real Estate Investment Trust REIT	220,752
53,800	Fraser and Neave, Ltd.	110,212
14,900	Great Eastern Holdings, Ltd.	270,475
15,200	Hong Leong Finance, Ltd.	28,478
175,600	Singapore Airlines, Ltd.	1,529,795
218,700	StarHub, Ltd.	693,552
24,300	Venture Corp., Ltd.	151,465
126,400	Wilmar International, Ltd.	300,404

	Total Singapore	3,305,133

	South Africa — 0.1%

69,099	AngloGold Ashanti, Ltd., Sponsored ADR*	645,384
70,875	Gold Fields, Ltd., Sponsored ADR‡	284,209

	Total South Africa	929,593

	South Korea — 0.3%

18,985	Kia Motors Corp.	773,466
18,488	KT&G Corp.	1,478,107
238	Lotte Confectionery Co., Ltd.	382,705

	Total South Korea	2,634,278

	Spain — 0.8%

2,061	Cia de Distribucion Integral Logista Holdings SA*	44,481
12,027	Ebro Foods SA	224,239
26,500	Endesa SA	512,298
422,865	Iberdrola SA	2,725,849
187,145	Telefonica SA	2,665,176

	Total Spain	6,172,043

	Sweden — 1.1%

11,026	Axfood AB‡	582,365
7,647	Clas Ohlson AB Class B	124,361
66,224	Granges AB*	531,770
69,361	Hennes & Mauritz AB Class B	2,810,938
15,385	Holmen AB Class B	519,134

See accompanying Notes to the Financial Statements.	137

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	Sweden — continued

41,578	Investor AB Class B	1,657,036
2,482	Recipharm AB Class B*	52,811
111,078	Svenska Cellulosa AB Class B	2,559,261
17,468	Swedish Match AB	513,666

	Total Sweden	9,351,342

	Switzerland — 2.9%

18,700	Allied World Assurance Co. Holdings AG	755,480
7,658	Allreal Holding AG*	1,119,568
3,593	Alpiq Holding AG* ‡	289,645
397	APG SGA SA	151,128
876	Banque Cantonale de Geneve	215,550
2,293	Basler Kantonalbank	176,584
18	Bell AG	46,422
85	Flughafen Zuerich AG	67,034
3,179	Galenica AG	2,781,993
330	Graubuendner Kantonalbank	505,889
2,088	Intershop Holdings	859,879
779	Kaba Holding AG*	469,581
1,792	Kuehne + Nagel International AG	266,595
3,279	Mobimo Holding AG*	774,429
144,881	Nestle SA	10,948,487
367	Novartis AG	36,330
12,624	Swiss Prime Site AG*	1,098,248
4,028	Swisscom AG	2,340,992
1,498	Tamedia AG	262,493
637	Thurgauer Kantonalbank*	51,646
1,679	Valora Holding AG*	375,109
44	Walliser Kantonalbank	33,658
32	Zug Estates Holding AG Class B*	46,519

	Total Switzerland	23,673,259

	Thailand — 0.1%

129,800	Bangkok Bank PCL, NVDR	735,959

	United Kingdom — 5.8%

15,590	Anglo American Plc	234,211
13,000	Aon Plc	1,249,560
7,830	Atrium European Real Estate, Ltd.*	36,589
21,548	Berkeley Group Holdings Plc	844,164
14,875	BHP Billiton Plc	325,378
62,118	British American Tobacco Plc	3,216,894
9,222	Carnival Plc	451,225
39,771	Centrica Plc	149,371
14,927	Cranswick Plc	304,245
104,433	Debenhams Plc	116,738
7,565	Dechra Pharmaceuticals Plc	113,089
24,761	Diageo Plc	683,510
2,896	EMIS Group Plc	37,123

138	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	United Kingdom — continued

12,995	Evraz Plc	36,209
67,237	Fresnillo Plc	681,226
7,960	Genus Plc	161,770
109,234	GlaxoSmithKline Plc	2,506,962
109,445	Greggs Plc	1,660,456
5,143	Hikma Pharmaceuticals Plc	162,621
59,539	Imperial Tobacco Group Plc	2,618,869
166,710	Inchcape Plc	1,967,475
119,772	Indivior Plc*	337,823
330,252	Intu Properties Plc REIT	1,706,103
7,089	Kingfisher Plc	40,053
23,286	Liberty Global Plc Series C*	1,159,876
2,851	Liberty Global Plc Class A*	146,741
6,037,720	Lloyds TSB Group Plc*	7,016,238
15,090	Londonmetric Property Plc REIT	36,245
95,831	Lookers Plc	204,500
204,055	National Grid Plc	2,619,348
15,842	Next Plc	1,652,102
15,990	Reckitt Benckiser Group Plc	1,376,756
187,459	Rentokil Initial Plc	380,413
1,183	Severn Trent Plc	36,159
114,092	SSE Plc	2,537,158
20,407	Stock Spirits Group Plc	62,558
25,712	Synergy Health Plc	887,441
2,589,739	Tesco Plc	9,297,851
1,857	WH Smith Plc	35,810
155,871	WM Morrison Supermarkets Plc	447,741

	Total United Kingdom	47,538,601

	United States — 47.0%

25,811	3M Co.	4,257,524
37,400	Abbott Laboratories	1,732,742
7,100	AbbVie, Inc.	415,634
4,800	Adobe Systems, Inc.*	354,912
4,400	Advance Auto Parts, Inc.	658,636
13,700	Aetna, Inc.	1,459,461
12,000	AGL Resources, Inc.	595,800
4,700	Airgas, Inc.	498,717
4,400	Akamai Technologies, Inc.*	312,598
9,600	Alexandria Real Estate Equities, Inc. REIT	941,184
3,089	Alleghany Corp.*	1,504,343
11,100	Alliant Energy Corp.	699,300
11,442	Altera Corp.	490,976
41,000	Altria Group, Inc.	2,050,820
300	Amazon.com, Inc.*	111,630
21,600	Amdocs, Ltd.	1,175,040
25,100	Ameren Corp.	1,059,220
16,200	American Campus Communities, Inc. REIT	694,494
45,700	American Capital Agency Corp. REIT	974,781

See accompanying Notes to the Financial Statements.	139

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	United States — continued

21,000	American Electric Power Co., Inc.	1,181,250
46,894	American Express Co.	3,663,359
16,000	American Financial Group, Inc.	1,026,400
28,700	American Homes 4 Rent Class A REIT	474,985
18,722	American International Group, Inc.	1,025,778
12,900	AmerisourceBergen Corp.	1,466,343
99,000	Annaly Capital Management, Inc. REIT	1,029,600
12,700	ANSYS, Inc.*	1,120,013
12,660	Anthem, Inc.	1,954,831
8,000	Apple, Inc.	995,440
7,300	Aramark	230,899
4,900	Archer-Daniels-Midland Co.	232,260
22,600	Arthur J. Gallagher & Co.	1,056,550
72,900	AT&T, Inc.	2,380,185
8,791	Automatic Data Processing, Inc.	752,861
2,900	AutoNation, Inc.*	186,557
1,900	AutoZone, Inc.*	1,296,104
9,400	Avnet, Inc.	418,300
14,200	Bank of Hawaii Corp.	869,182
218,608	Bank of New York Mellon Corp. (The)	8,796,786
20,300	Baxter International, Inc.	1,390,550
44,498	BB&T Corp.	1,734,977
2,600	Becton Dickinson and Co.	373,334
10,275	Bed Bath & Beyond, Inc.*	788,863
8	Berkshire Hathaway, Inc. Class A*	1,740,000
14,500	Berkshire Hathaway, Inc. Class B*	2,092,640
5,600	Bio-Rad Laboratories, Inc. Class A*	757,008
5,900	Bio-Techne Corp.	591,711
14,800	Brinker International, Inc.	911,088
14,100	Bristol-Myers Squibb Co.	909,450
10,500	Broadcom Corp. Class A	454,598
18,100	Broadridge Financial Solutions, Inc.	995,681
12,048	Brown & Brown, Inc.	398,909
34,700	CA, Inc.	1,131,567
4,400	Campbell Soup Co.	204,820
16,600	Cardinal Health, Inc.	1,498,482
31,800	CenturyLink, Inc.	1,098,690
700	Chipotle Mexican Grill, Inc.*	455,378
11,300	Chubb Corp. (The)	1,142,430
6,300	Cigna Corp.	815,472
25,915	Cincinnati Financial Corp.	1,380,751
26,589	Cintas Corp.	2,170,460
10,100	Clorox Co. (The)	1,114,939
12,100	Coca-Cola Co. (The)	490,655
2,900	Coca-Cola Enterprises, Inc.	128,180
27,824	Colgate-Palmolive Co.	1,929,316
60,361	Comcast Corp. Class A	3,384,140
5,696	Commvault Systems, Inc.*	248,915
4,300	Compass Minerals International, Inc.	400,803

140	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	United States — continued

11,500	ConAgra Foods, Inc.	420,095
19,943	ConocoPhillips	1,241,651
18,000	Consolidated Edison, Inc.	1,098,000
17,000	Corporate Office Properties Trust REIT	499,460
10,500	Costco Wholesale Corp.	1,590,698
16,000	Covanta Holding Corp.	358,880
6,500	CR Bard, Inc.	1,087,775
5,600	Crown Castle International Corp. REIT	462,224
14,600	CST Brands, Inc.	639,918
19,400	CVS Health Corp.	2,002,274
17,400	Darden Restaurants, Inc.	1,206,516
13,300	DaVita HealthCare Partners, Inc.*	1,081,024
11,675	Deere & Co.	1,023,781
5,800	DENTSPLY International, Inc.	295,162
22,362	Devon Energy Corp.	1,348,652
8,200	Dollar General Corp.*	618,116
15,100	Dr Pepper Snapple Group, Inc.	1,185,048
5,700	DST Systems, Inc.	631,047
13,800	DTE Energy Co.	1,113,522
17,000	Duke Energy Corp.	1,305,260
268,286	eBay, Inc.*	15,474,737
18,400	Edison International	1,149,448
6,200	Edwards Lifesciences Corp.*	883,252
23,800	Eli Lilly & Co.	1,729,070
14,000	Entergy Corp.	1,084,860
12,900	Equity LifeStyle Properties, Inc. REIT	708,855
2,100	Erie Indemnity Co. Class A	183,246
900	Facebook, Inc. Class A*	73,994
2,700	FedEx Corp.	446,715
36,200	First Niagara Financial Group, Inc.	320,008
9,553	Flowserve Corp.	539,649
10,200	General Dynamics Corp.	1,384,446
24,900	General Mills, Inc.	1,409,340
13,320	Google, Inc. Class A*	7,388,604
5,220	Google, Inc. Class C*	2,860,560
11,952	H&R Block, Inc.	383,301
9,100	Hanover Insurance Group, Inc. (The)	660,478
25,900	HCP, Inc. REIT	1,119,139
9,200	Health Care REIT, Inc.	711,712
9,800	Health Net, Inc.*	592,802
20,300	Healthcare Trust of America, Inc. REIT Class A	565,558
8,000	Henry Schein, Inc.*	1,116,960
6,100	Hill-Rom Holdings, Inc.	298,900
89,808	Home Depot, Inc. (The)	10,203,087
9,300	Home Properties, Inc. REIT	644,397
16,900	Honeywell International, Inc.	1,762,839
10,600	Hormel Foods Corp.	602,610
22,800	Hospitality Properties Trust REIT	752,172
4,100	Humana, Inc.	729,882

See accompanying Notes to the Financial Statements.	141

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	United States — continued

8,300	Huntington Ingalls Industries, Inc.	1,163,245
14,300	IAC/InterActiveCorp	964,821
7,700	Ingredion, Inc.	599,214
332,520	Intel Corp.	10,397,900
76,758	International Business Machines Corp.	12,319,659
14,200	Intuit, Inc.	1,376,832
13,000	Jack Henry & Associates, Inc.	908,570
31,796	Johnson & Johnson	3,198,678
3,300	Jones Lang Lasalle, Inc.	562,320
9,900	Kellogg Co.	652,905
13,600	Kimberly-Clark Corp.	1,456,696
3,000	Kohl’s Corp.	234,750
18,500	Kroger Co. (The)	1,418,210
6,700	Leidos Holdings, Inc.	281,132
40,264	Linear Technology Corp.	1,884,355
15,645	Lockheed Martin Corp.	3,175,309
182,769	Lowe’s Cos., Inc.	13,596,186
2,100	M&T Bank Corp.	266,700
4,400	Macy’s, Inc.	285,604
600	Markel Corp.*	461,376
6,753	Martin Marietta Materials, Inc.	944,069
71,081	Mastercard, Inc. Class A	6,140,688
24,800	Maxim Integrated Products, Inc.	863,288
5,200	McCormick & Co., Inc.	400,972
32,095	McDonald’s Corp.	3,127,337
7,100	McKesson Corp.	1,606,020
40,600	Merck & Co., Inc.	2,333,688
7,000	Mercury General Corp.	404,250
900	Mettler-Toledo International, Inc.*	295,785
491,001	Microsoft Corp.	19,961,646
10,600	Mid-America Apartment Communities, Inc. REIT	819,062
8,300	Murphy USA, Inc.*	600,671
15,500	National Instruments Corp.	496,620
47,164	National Oilwell Varco, Inc.	2,357,728
40,200	New York Community Bancorp, Inc.	672,546
6,907	Newmont Mining Corp.	149,951
2,500	NIKE, Inc. Class B	250,825
17,400	Northern Trust Corp.	1,211,910
18,970	Northrop Grumman Corp.	3,053,411
22,883	NOW, Inc.* ‡	495,188
5,900	O’Reilly Automotive, Inc.*	1,275,816
43,142	Omnicom Group, Inc.	3,364,213
259,634	Oracle Corp.	11,203,207
11,197	Orbital ATK, Inc.	858,026
5,500	Panera Bread Co. Class A*	879,973
18,700	Patterson Cos., Inc.	912,373
33,200	People’s United Financial, Inc.	504,640
20,800	PepsiCo, Inc.	1,988,896
67,700	Pfizer, Inc.	2,355,283

142	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	United States — continued

22,000	PG&E Corp.	1,167,540
28,100	Philip Morris International, Inc.	2,116,773
409	Phillips 66	32,147
27,800	Piedmont Office Realty Trust, Inc. REIT Class A	517,358
16,800	Pinnacle Foods, Inc.	685,608
16,000	Pinnacle West Capital Corp.	1,020,000
39,576	Plum Creek Timber Co., Inc. REIT	1,719,577
9,400	Post Properties, Inc. REIT	535,142
3,200	PPG Industries, Inc.	721,728
29,000	Procter & Gamble Co. (The)	2,376,260
41,400	Progressive Corp. (The)	1,126,080
29,200	Public Service Enterprise Group, Inc.	1,224,064
5,800	Public Storage REIT	1,143,412
44,297	QUALCOMM, Inc.	3,071,554
3,500	Quest Diagnostics, Inc.	268,975
26,800	Republic Services, Inc.	1,087,008
38,000	Retail Properties of America, Inc. REIT Class A	609,140
18,600	Reynolds American, Inc.	1,281,726
2,400	Rockwell Collins, Inc.	231,720
4,672	San Juan Basin Royalty Trust	55,924
18,752	Scotts Miracle-Gro Co. (The) Class A	1,259,572
4,200	Sherwin-Williams Co. (The)	1,194,900
1,400	SolarWinds, Inc.*	71,736
9,700	Southern Co. (The)	429,516
14,800	Starbucks Corp.	1,401,560
75,953	State Street Corp.	5,584,824
8,000	Stericycle, Inc.*	1,123,440
13,600	Stryker Corp.	1,254,600
24,200	Synopsys, Inc.*	1,120,944
31,400	Sysco Corp.	1,184,722
116,741	Target Corp.	9,580,934
8,900	Teleflex, Inc.	1,075,387
37,357	Teradata Corp.*	1,648,938
25,100	Texas Instruments, Inc.	1,435,344
13,100	TFS Financial Corp.	192,308
8,632	Timken Co. (The)	363,753
11,700	Travelers Cos., Inc. (The)	1,265,121
16,900	Two Harbors Investment Corp. REIT	179,478
19,100	UGI Corp.	622,469
500	Ulta Salon Cosmetics & Fragrance, Inc.*	75,425
14,700	UnitedHealth Group, Inc.	1,738,863
37,197	US Bancorp	1,624,393
7,700	Valspar Corp. (The)	647,031
16,000	Vectren Corp.	706,240
11,900	Ventas, Inc. REIT	868,938
14,900	VeriSign, Inc.*	997,853
11,600	Verisk Analytics, Inc. Class A*	828,240
47,600	Verizon Communications, Inc.	2,314,788
167,866	Visa, Inc. Class A	10,980,115

See accompanying Notes to the Financial Statements.	143

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Shares	Description	Value ($)

	United States — continued

19,666	Vista Outdoor, Inc.*	842,098
9,544	Vulcan Materials Co.	804,559
1,695	W.W. Grainger, Inc.	399,698
44,245	Wal-Mart Stores, Inc.	3,639,151
4,400	Walgreens Boots Alliance, Inc.	372,592
17,500	Waste Connections, Inc.	842,450
22,100	Waste Management, Inc.	1,198,483
130,811	Wells Fargo & Co.	7,116,118
39,783	Weyerhaeuser Co. REIT	1,318,806
13,200	WP Carey, Inc. REIT	897,600
25,375	WR Berkley Corp.	1,281,691
28,296	Xilinx, Inc.	1,196,921
146,703	Yum! Brands, Inc.	11,548,460
1,800	Zimmer Holdings, Inc.	211,536

	Total United States	385,034,901

	TOTAL COMMON STOCKS (COST $658,192,092)	701,695,803

	INVESTMENT COMPANY — 1.3%

	United States — 1.3%

89,602	SPDR Gold Shares* ‡	10,184,163

	TOTAL INVESTMENT COMPANY (COST $11,428,492)	10,184,163

	PREFERRED STOCKS — 0.4%

	Germany — 0.4%

24,574	Henkel AG & Co. KGaA, 1.09%	2,891,295
2,860	Hornbach Holding AG, 1.06%	225,089

	Total Germany	3,116,384

	Japan — 0.0%

144	Shinkin Central Bank, 2.72%	287,220

	TOTAL PREFERRED STOCKS (COST $3,028,013)	3,403,604

	RIGHTS — 0.0%

	Spain — 0.0%

187,145	Telefonica SA, Strike Price EUR 10.84, Expires 04/10/15*	30,149

	TOTAL RIGHTS (COST $—)	30,149

	WARRANTS — 0.1%

	United States — 0.1%

34,589	JPMorgan Chase & Co., Strike Price $0.00, Expires 10/28/18*	761,304

	TOTAL WARRANTS (COST $520,146)	761,304

144	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

(showing percentage of net assets)

March 31, 2015

Par Value**			Description	Value ($)

			DEBT OBLIGATIONS — 0.2%

			Sovereign Debt Obligations — 0.2%

4,360,000	MXN		Mexican Bonos, 4.75%, due 06/14/18	286,704
3,806,100	MXN		Mexican Bonos, 5.00%, due 12/11/19	247,100
734,000	SGD		Singapore Government Bond, 2.38%, due 04/01/17	545,751
773,000	SGD		Singapore Government Bond, 0.50%, due 04/01/18	546,996
251,000	SGD		Singapore Government Bond, 3.25%, due 09/01/20	194,633

			TOTAL SOVEREIGN DEBT OBLIGATIONS (COST $1,995,559)	1,821,184

			TOTAL DEBT OBLIGATIONS (COST $1,995,559)	1,821,184

Par Value ($)			Description	Value ($)

			SHORT-TERM INVESTMENTS — 15.0%

			Bank Deposit — 12.2%

99,859,870			State Street Bank & Trust Euro Time Deposit, 0.01%, due 04/01/15	99,859,870

			Securities Lending Collateral — 2.8%

23,028,187			State Street Institutional U.S. Government Money Market Fund, Premier Class***	23,028,187

			TOTAL SHORT-TERM INVESTMENTS (COST $122,888,057)	122,888,057

			TOTAL INVESTMENTS — 102.7% (Cost $798,052,359)	840,784,264

			Other Assets and Liabilities (net) — (2.7)%	(21,732,328)

			NET ASSETS — 100.0%	$819,051,936

			Notes to Schedule of Investments:

			ADR — American Depository Receipt

			NVDR — Non-Voting Depository Receipt

			REIT — Real Estate Investment Trust

		*	Non-income producing security

		**	Unless otherwise indicated, all par values are denominated in United States dollars ($).

		***	Represents an investment of securities lending cash collateral.

		‡	All or a portion of this security is out on loan.

See accompanying Notes to the Financial Statements.	145

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2015

A summary of outstanding financial instruments at March 31, 2015 is as follows:

Forward Foreign Currency Contracts

Settlement Date	Currency	Counterparty	Units of Currency	Value	Unrealized Appreciation (Depreciation)
Buys
04/15/15	EUR	UBS AG	678,000	$728,296	$(6,941)
05/20/15	GBP	JPMorgan Chase Bank	39,000	57,877	(2,795)
04/15/15	GBP	UBS AG	32,000	47,500	(715)
04/15/15	JPY	UBS AG	94,541,000	788,480	(2,433)

					$(12,884)

Sales
05/20/15	EUR	JPMorgan Chase Bank	658,000	$707,140	$114,586
04/15/15	EUR	UBS AG	913,000	980,730	178,251
06/17/15	GBP	Bank of New York	106,000	157,275	3,843
05/20/15	GBP	JPMorgan Chase Bank	104,000	154,338	8,744
04/15/15	GBP	UBS AG	80,000	118,750	7,343
05/20/15	JPY	JPMorgan Chase Bank	89,179,000	744,104	6,256
04/15/15	JPY	UBS AG	166,152,000	1,385,721	164,812

					$483,835

Currency Abbreviations

EUR	Euro
GBP	British Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
SGD	Singapore Dollar

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Buys
10	Canadian Dollar	June 2015	$789,200	$1,250
128	MSCI EAFE E-mini Index	June 2015	11,711,360	24,335
176	S&P 500 E-mini Index	June 2015	18,135,040	4,223
6	S&P/TSX 60 Index	June 2015	819,866	7,477

				$37,285

146	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2015

Industry Sector Summary (Unaudited)	% of Net Assets
Retail	10.2
Food	9.0
Pharmaceuticals	5.3
Banks	5.1
Software	5.0
Telecommunications	4.0
Electric	3.9
Internet	3.4
Commercial Services	3.3
Insurance	3.3
REITS	3.1
Computers	2.2
Semiconductors	2.2
Agriculture	1.9
Media	1.7
Beverages	1.5
Health Care — Products	1.5
Electronics	1.4
Commodity Fund	1.3
Health Care — Services	1.3
Oil & Gas	1.2
Aerospace & Defense	1.1
Household Products & Wares	1.1
Mining	1.1
Cosmetics & Personal Care	1.0
Diversified Financial Services	0.9
Real Estate	0.9
Building Materials	0.8
Miscellaneous — Manufacturing	0.8
Chemicals	0.7
Airlines	0.5
Holding Companies — Diversified	0.5
Leisure Time	0.5
Metal Fabricate & Hardware	0.5
Advertising	0.4
Engineering & Construction	0.4
Environmental Control	0.4
Forest Products & Paper	0.4
Machinery — Diversified	0.4
Oil & Gas Services	0.4
Transportation	0.4
Distribution & Wholesale	0.3
Gas	0.3
Hand & Machine Tools	0.3
Iron & Steel	0.3
Textiles	0.3
Biotechnology	0.2
Investment Companies	0.2
Sovereign	0.2
Auto Manufacturers	0.1
Electrical Components & Equipment	0.1

See accompanying Notes to the Financial Statements.	147

Mercer Global Low Volatility Equity Fund

Schedule of Investments (Continued)

March 31, 2015

Industry Sector Summary (Unaudited)	% of Net Assets
Home Builders	0.1
Packaging & Containers	0.1
Savings & Loans	0.1
Shipbuilding	0.1
Apparel	0.0
Auto Parts & Equipment	0.0
Energy-Alternate Sources	0.0
Entertainment	0.0
Lodging	0.0
Office & Business Equipment	0.0
Water	0.0
Short-Term Investments and Other Assets and Liabilities (net)	12.3

100.0%

148	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities

March 31, 2015

	Mercer US Large Cap Growth Equity Fund	Mercer US Large Cap Value Equity Fund	Mercer US Small/Mid Cap Growth Equity Fund	Mercer US Small/Mid Cap Value Equity Fund
Assets
Investments, at value(a)	$371,964,542	$371,041,635	$516,176,588	$476,095,711
Cash	1,172	12,778	13,294	45,604
Receivable for investments sold	852,601	1,455,141	3,222,254	2,984,667
Dividend and interest receivable	193,931	672,093	236,489	440,548
Cash collateral held at broker on open futures contracts	573,000	605,000	773,000	894,000
Foreign tax reclaims receivable	149,788	7,063	17,612	—
Securities lending income receivable	2,025	3,782	13,506	39,735
Prepaid expenses	1,768	1,816	1,903	1,917

Total assets	373,738,827	373,799,308	520,454,646	480,502,182

Liabilities
Payable for investments purchased	2,604,242	1,830,470	4,831,998	2,537,897
Payable for Fund shares repurchased	—	111,988	800,000	1,000,000
Variation margin payable on open futures contracts	74,730	69,610	54,200	54,660
Obligation to return securities lending collateral	8,089,381	8,633,539	43,387,898	20,091,525
Payable to affiliate for:
Advisory fees	175,949	168,009	366,783	351,398
Trustees fees	219	219	255	250
Accrued expenses	95,920	102,606	120,907	120,611

Total liabilities	11,040,441	10,916,441	49,562,041	24,156,341

Net assets	$362,698,386	$362,882,867	$470,892,605	$456,345,841

Net assets consist of:
Paid-in capital	293,190,214	290,293,446	373,985,063	415,852,241
Accumulated undistributed net investment income (loss)	675,053	1,587,869	(598,314)	166,913
Accumulated net realized gain	23,325,869	22,185,443	15,270,881	5,234,781
Net unrealized appreciation on investments, futures contracts and foreign currencies	45,507,250	48,816,109	82,234,975	35,091,906

Net assets	$362,698,386	$362,882,867	$470,892,605	$456,345,841

Net assets attributable to:
Class Y-3 shares	$362,698,386	$362,882,867	$470,892,605	$456,345,841

Shares outstanding:
Class Y-3	32,647,326	31,041,988	38,507,932	47,400,772

Net asset value per share:
Class Y-3	$11.11	$11.69	$12.23	$9.63

(a) Investments, at cost	326,282,232	322,094,500	434,088,160	441,238,156

See accompanying Notes to the Financial Statements.	149

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2015

	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund
Assets
Investments, at value(a)	$2,184,201,866	$930,225,314	$387,677,717	$1,110,823,290
Foreign currency, at value(b)	1,544,548	—	928,455	371,743
Cash	84,026	2,674	—	393,978
Receivable for investments sold	7,728,179	12,204,093	2,174,871	21,546,247
Receivable for TBA securities sold	—	14,958,434	—	—
Receivable for Fund shares sold	—	—	—	2,278,418
Dividend and interest receivable	6,088,462	6,307,064	6,929,297	1,972,400
Cash collateral held at broker on open futures contracts	2,307,000	52,000	342,885	4,125,434
Unrealized appreciation on open forward foreign currency contracts	—	—	5,281,851	758,180
Receivable for variation margin on open futures contracts	—	—	217,032	—
Receivable for expenses reimbursed by Advisor	—	—	29,086	—
Synthetic futures, at value	—	—	—	556,973
Variation margin receivable on open centrally cleared swap contracts	—	1,117	—	—
Foreign tax reclaims receivable	1,537,864	2,573	72,977	16,051
Securities lending income receivable	112,989	1,100	—	19,182
Prepaid expenses	9,936	4,536	1,430	4,708

Total assets	2,203,614,870	963,758,905	403,655,601	1,142,866,604

Liabilities
Payable for investments purchased	13,923,752	19,272,362	1,088,366	35,826,998
Payable for Fund shares repurchased	1,415,523	—	—	64,066
Payable for TBA and when-issued securities purchased	—	46,809,799	1,181,400	—
Due to custodian	—	—	1,599,559	—
Payable for closed swap contracts	—	13,289	—	—
Written options, at value(c)	—	42,281	—	—
Synthetic futures, at value	—	—	—	73,731
Unrealized depreciation on open forward foreign currency contracts	—	—	3,200,382	1,378,649
Variation margin payable on open futures contracts	1,070,805	10,212	—	357,834
Obligation to return securities lending collateral	112,388,673	4,499,360	—	15,592,377
Payable to affiliate for:
Advisory fees	1,319,377	260,035	272,087	723,521
Trustees fees	1,222	563	199	592
Payable for foreign capital gains tax	—	—	187,048	963,993
Interest payable	—	—	—	2,199
Accrued expenses	514,242	202,192	187,416	527,401

Total liabilities	130,633,594	71,110,093	7,716,457	55,511,361

Net assets	$2,072,981,276	$892,648,812	$395,939,144	$1,087,355,243

150	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2015

	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund
Net assets consist of:
Paid-in capital	$1,895,500,346	$857,272,026	$436,569,540	$1,095,887,054
Accumulated undistributed (distributions in excess of) net investment income	4,662,672	5,601,926	(1,552,201)	(3,030,275)
Accumulated net realized gain (loss)	14,874,832	7,119,112	401,408	(23,911,420)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, swap contracts and foreign currencies	157,943,426	22,655,748	(39,479,603)	18,409,884

Net assets	$2,072,981,276	$892,648,812	$395,939,144	$1,087,355,243

Net assets attributable to:
Class Y-3 shares	$2,072,981,276	$892,648,812	$395,939,144	$1,087,355,243

Shares outstanding:
Class Y-3	194,757,612	85,558,458	43,359,113	110,047,335

Net asset value per share:
Class Y-3	$10.64	$10.43	$9.13	$9.88

(a) Investments, at cost	2,026,195,300	907,405,472	428,263,722	1,093,014,696

(b) Foreign currency, at cost	1,588,830	—	887,126	239,483

(c) Premiums on written options	—	38,147	—	—

See accompanying Notes to the Financial Statements.	151

Mercer Funds

Statements of Assets and Liabilities (Continued)

March 31, 2015

Mercer Global Low Volatility Equity Fund
Assets
Investments, at value(a)	$840,784,264
Foreign currency, at value(b)	1,518,975
Cash	52,106
Receivable for investments sold	3,233,422
Dividend and interest receivable	1,365,598
Cash collateral held at broker on open futures contracts	1,282,000
Unrealized appreciation on open forward foreign currency contracts	483,835
Foreign tax reclaims receivable	372,296
Securities lending income receivable	20,161
Prepaid expenses	3,729

Total assets	849,116,386

Liabilities
Payable for investments purchased	5,935,029
Unrealized depreciation on open forward foreign currency contracts	12,884
Variation margin payable on open futures contracts	320,992
Obligation to return securities lending collateral	23,028,187
Payable to affiliate for:
Advisory fees	578,271
Trustees fees	481
Accrued expenses	188,606

Total liabilities	30,064,450

Net assets	$819,051,936

Net assets consist of:
Paid-in capital	735,576,185
Accumulated undistributed net investment income	1,193,554
Accumulated net realized gain	39,103,642
Net unrealized appreciation on investments, futures contracts and foreign currencies	43,178,555

Net assets	$819,051,936

Net assets attributable to:
Class Y-3 shares	$819,051,936

Shares outstanding:
Class Y-3	67,623,992

Net asset value per share:
Class Y-3	$12.11

(a) Investments, at cost	798,052,359

(b) Foreign currency, at cost	1,523,309

152	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Operations

For the Year Ended March 31, 2015

	Mercer US Large Cap Growth Equity Fund	Mercer US Large Cap Value Equity Fund	Mercer US Small/Mid Cap Growth Equity Fund	Mercer US Small/Mid Cap Value Equity Fund
Investment Income:
Interest	$1,873	$1,794	$2,764	$2,579
Dividends	3,720,082	7,466,949	2,913,858	4,953,459
Securities lending income	2,007	4,064	13,523	41,450
Securities lending income — affiliated	32,470	27,540	237,834	289,591
Withholding taxes	(179,862)	(49,327)	(36,056)	(64,875)
Other income — affiliated	1,172	2,506	13,294	38,896

Total investment income	3,577,742	7,453,526	3,145,217	5,261,100

Expenses:
Advisory fees	2,015,718	1,943,943	3,858,237	3,767,218
Transfer agent fees	22,305	22,532	22,631	22,594
Custodian and fund accounting fees	99,667	137,516	190,145	144,732
Audit fees	46,063	46,063	47,539	57,630
Legal fees	44,362	44,394	51,249	56,576
Trustees fees	20,248	20,244	23,832	23,223
Registration fees	31,587	28,304	33,907	37,532
Interest expense	529	637	841	767
Miscellaneous	24,263	22,974	25,378	24,253

Total expenses	2,304,742	2,266,607	4,253,759	4,134,525
Fee reductions	(16,689)	(16,916)	(16,977)	(16,922)
Reimbursement of expenses	(81,668)	(77,013)	(27,240)	(32,022)

Net expenses	2,206,385	2,172,678	4,209,542	4,085,581

Net investment income (loss)	1,371,357	5,280,848	(1,064,325)	1,175,519

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	87,524,356	63,608,721	45,453,453	21,654,980
Closed futures contracts	1,713,902	1,042,063	1,794,034	1,284,202
Forward foreign currency contracts and foreign currency related transactions	—	136,139	(13,125)	(472)

Net realized gain	89,238,258	64,786,923	47,234,362	22,938,710

Change in net unrealized appreciation (depreciation) on:
Investments	(41,717,134)	(37,171,389)	6,906,669	(1,164,139)
Open futures contracts	(175,060)	(131,034)	146,277	234,365
Forward foreign currency contracts and foreign currency related translations	—	23,532	270	(30)

Change in net unrealized appreciation (depreciation)	(41,892,194)	(37,278,891)	7,053,216	(929,804)

Net realized and unrealized gain (loss)	47,346,064	27,508,032	54,287,578	22,008,906

Net increase in net assets resulting from operations	$48,717,421	$32,788,880	$53,223,253	$23,184,425

See accompanying Notes to the Financial Statements.	153

Mercer Funds

Statements of Operations (Continued)

For the Year Ended March 31, 2015

	Mercer Non-US Core Equity Fund	Mercer Core Fixed Income Fund	Mercer Opportunistic Fixed Income Fund	Mercer Emerging Markets Equity Fund
Investment Income:
Interest	$10,340	$28,535,298	$21,871,356	$5,774
Dividends	55,965,327	195,300	21,328	29,018,580
Securities lending income	140,961	1,110	—	19,191
Securities lending income — affiliated	1,030,760	4,133	—	124,619
Withholding taxes	(4,930,051)	(11,472)	(302,832)	(3,014,486)
Other income	9,121	10,315	8,129	1,200
Other income — affiliated	84,026	2,674	—	43,736

Total investment income	52,310,484	28,737,358	21,597,981	26,198,614

Expenses:
Advisory fees	15,075,502	3,249,381	2,678,245	7,891,896
Transfer agent fees	22,774	22,697	22,423	22,870
Custodian and fund accounting fees	1,454,684	359,298	372,408	1,540,273
Audit fees	128,082	71,149	48,041	132,338
Legal fees	255,851	118,820	43,274	129,329
Trustees fees	113,885	53,948	19,131	56,806
Registration fees	62,724	25,882	46,353	44,563
Interest expense	3,479	—	383	12,166
Miscellaneous	124,534	63,867	15,853	58,132

Total expenses	17,241,515	3,965,042	3,246,111	9,888,373
Fee reductions	(16,989)	(16,963)	(16,767)	(17,071)
Reimbursement of expenses	—	(229,963)	(215,935)	(145,271)

Net expenses	17,224,526	3,718,116	3,013,409	9,726,031

Net investment income	35,085,958	25,019,242	18,584,572	16,472,583

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	85,082,277	20,920,857	(442,424)	(8,840,514)
Swap contracts	—	(469,707)	—	—
Closed futures contracts	(4,984,208)	(204,355)	(225,567)	1,301,338
Written option contracts	—	82,713	—	—
Forward foreign currency contracts and foreign currency related transactions	(756,437)	(37,046)	(1,722,222)	(5,566,838)

Net realized gain (loss)	79,341,632	20,292,462	(2,390,213)	(13,106,014)

Change in net unrealized appreciation (depreciation) on:
Investments	(103,185,435)	5,701,599	(45,417,882)	2,166,834
Swap contracts	—	(167,852)	—	—
Open futures contracts	151,385	8,630	(463,888)	1,143,168
Written option contracts	—	(6,416)	—	—
Forward foreign currency contracts and foreign currency related translations	(216,154)	29,447	1,062,927	(1,612,222)

Change in net unrealized appreciation (depreciation)	(103,250,204)	5,565,408	(44,818,843)	1,697,780

Net realized and unrealized gain (loss)	(23,908,572)	25,857,870	(47,209,056)	(11,408,234)

Net increase (decrease) in net assets resulting from operations	$11,177,386	$50,877,112	$(28,624,484)	$5,064,349

154	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Operations (Continued)

For the Year Ended March 31, 2015

Mercer Global Low Volatility Equity Fund
Investment Income:
Interest	$38,416
Dividends	17,599,032
Securities lending income	27,555
Securities lending income — affiliated	248,796
Withholding taxes	(1,144,740)
Other income — affiliated	34,192

Total investment income	16,803,251

Expenses:
Advisory fees	6,016,672
Transfer agent fees	22,365
Custodian and fund accounting fees	377,188
Audit fees	69,209
Legal fees	132,416
Trustees fees	45,824
Registration fees	36,009
Interest expense	13,097
Miscellaneous	44,814

Total expenses	6,757,594
Fee reductions	(16,720)
Recapture of expenses	55,146

Net expenses	6,796,020

Net investment income	10,007,231

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	66,464,458
Closed futures contracts	1,689,428
Forward foreign currency contracts and foreign currency related transactions	1,457,082

Net realized gain	69,610,968

Change in net unrealized appreciation (depreciation) on:
Investments	(32,823,457)
Open futures contracts	37,285
Forward foreign currency contracts and foreign currency related translations	303,431

Change in net unrealized appreciation (depreciation)	(32,482,741)

Net realized and unrealized gain (loss)	37,128,227

Net increase in net assets resulting from operations	$47,135,458

See accompanying Notes to the Financial Statements.	155

Mercer Funds

Statements of Changes in Net Assets

	Mercer US Large Cap Growth Equity Fund		Mercer US Large Cap Value Equity Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,371,357	$1,954,495	$5,280,848	$6,572,337
Net realized gain (loss)	89,238,258	91,017,590	64,786,923	100,626,817
Change in net unrealized appreciation (depreciation)	(41,892,194)	(6,335,436)	(37,278,891)	(574,973)

Net increase in net assets resulting from operations	48,717,421	86,636,649	32,788,880	106,624,181

Distributions to shareholders from:
Net investment income
Class Y-3	(1,009,786)	(2,145,143)	(5,406,946)	(6,835,803)

Total distributions from net investment income	(1,009,786)	(2,145,143)	(5,406,946)	(6,835,803)

Net realized gains
Class Y-3	(93,603,995)	(81,475,198)	(51,164,468)	—

Total distributions from net realized gains	(93,603,995)	(81,475,198)	(51,164,468)	—

Net share transactions (See Note 7):
Class Y-3	49,732,510	(109,941,413)	16,187,539	(205,208,131)

Increase (decrease) in net assets resulting from net shares transactions	49,732,510	(109,941,413)	16,187,539	(205,208,131)

Net increase (decrease) in net assets	3,836,150	(106,925,105)	(7,594,995)	(105,419,753)
Net assets:
Beginning of year	358,862,236	465,787,341	370,477,862	475,897,615

End of year	$362,698,386	$358,862,236	$362,882,867	$370,477,862

Undistributed net investment income included in net assets at end of year	$675,053	$313,482	$1,587,869	$1,507,583

156	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer US Small/Mid Cap Growth Equity Fund		Mercer US Small/Mid Cap Value Equity Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(1,064,325)	$(714,770)	$1,175,519	$1,506,232
Net realized gain (loss)	47,234,362	79,466,661	22,938,710	103,295,900
Change in net unrealized appreciation (depreciation)	7,053,216	3,771,797	(929,804)	(28,294,070)

Net increase in net assets resulting from operations	53,223,253	82,523,688	23,184,425	76,508,062

Distributions to shareholders from:
Net investment income
Class Y-3	—	—	(994,292)	(3,068,973)

Total distributions from net investment income	—	—	(994,292)	(3,068,973)

Net realized gains
Class Y-3	(53,577,019)	(61,044,497)	(69,483,836)	(68,563,917)

Total distributions from net realized gains	(53,577,019)	(61,044,497)	(69,483,836)	(68,563,917)

Net share transactions (See Note 7):
Class Y-3	73,886,251	(66,199,365)	114,927,870	(45,575,148)

Increase (decrease) in net assets resulting from net shares transactions	73,886,251	(66,199,365)	114,927,870	(45,575,148)

Net increase (decrease) in net assets	73,532,485	(44,720,174)	67,634,167	(40,699,976)
Net assets:
Beginning of year	397,360,120	442,080,294	388,711,674	429,411,650

End of year	$470,892,605	$397,360,120	$456,345,841	$388,711,674

Undistributed (distributions in excess of) net investment income (loss) included in net assets at end of year	$(598,314)	$(914)	$166,913	$(39,343)

See accompanying Notes to the Financial Statements.	157

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Non-US Core Equity Fund		Mercer Core Fixed Income Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$35,085,958	$48,183,287	$25,019,242	$25,132,191
Net realized gain (loss)	79,341,632	309,450,586	20,292,462	5,055,181
Change in net unrealized appreciation (depreciation)	(103,250,204)	25,188,540	5,565,408	(26,672,103)

Net increase in net assets resulting from operations	11,177,386	382,822,413	50,877,112	3,515,269

Distributions to shareholders from:
Net investment income
Class Y-3	(47,473,858)	(51,237,787)	(26,100,759)	(24,984,359)

Total distributions from net investment income	(47,473,858)	(51,237,787)	(26,100,759)	(24,984,359)

Net realized gains
Class Y-3	(170,533,817)	(85,693,489)	(17,130,534)	(5,718,416)

Total distributions from net realized gains	(170,533,817)	(85,693,489)	(17,130,534)	(5,718,416)

Net share transactions (See Note 7):
Class Y-3	398,335,931	(503,345,330)	(191,436,484)	10,374,161

Increase (decrease) in net assets resulting from net shares transactions	398,335,931	(503,345,330)	(191,436,484)	10,374,161

Net increase (decrease) in net assets	191,505,642	(257,454,193)	(183,790,665)	(16,813,345)
Net assets:
Beginning of year	1,881,475,634	2,138,929,827	1,076,439,477	1,093,252,822

End of year	$2,072,981,276	$1,881,475,634	$892,648,812	$1,076,439,477

Undistributed net investment income included in net assets at end of year	$4,662,672	$15,302,164	$5,601,926	$6,679,686

158	See accompanying Notes to the Financial Statements.

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Opportunistic Fixed Income Fund		Mercer Emerging Markets Equity Fund
	Year Ended March 31, 2015	Period Ended March 31, 2014(a)	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$18,584,572	$4,292,757	$16,472,583	$11,005,996
Net realized gain (loss)	(2,390,213)	342,549	(13,106,014)	(8,563,018)
Change in net unrealized appreciation (depreciation)	(44,818,843)	5,339,240	1,697,780	(7,069,259)

Net increase (decrease) in net assets resulting from operations	(28,624,484)	9,974,546	5,064,349	(4,626,281)

Distributions to shareholders from:
Net investment income
Class Y-3	(17,059,016)	(1,909,755)	(18,781,299)	(12,069,442)

Total distributions from net investment income	(17,059,016)	(1,909,755)	(18,781,299)	(12,069,442)

Net realized gains
Class Y-3	(2,517,357)	(370,327)	—	(1,819,134)

Total distributions from net realized gains	(2,517,357)	(370,327)	—	(1,819,134)

Net share transactions (See Note 7):
Class Y-3	183,559,152	252,886,385	238,149,352	364,353,169

Increase in net assets resulting from net shares transactions	183,559,152	252,886,385	238,149,352	364,353,169

Net increase in net assets	135,358,295	260,580,849	224,432,402	345,838,312
Net assets:
Beginning of year	260,580,849	—	862,922,841	517,084,529

End of year	$395,939,144	$260,580,849	$1,087,355,243	$862,922,841

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(1,552,201)	$2,764,086	$(3,030,275)	$4,792,103

(a)	The Fund commenced operations on August 21, 2013.

See accompanying Notes to the Financial Statements.	159

Mercer Funds

Statements of Changes in Net Assets (Continued)

	Mercer Global Low Volatility Equity Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$10,007,231	$7,607,943
Net realized gain (loss)	69,610,968	31,607,054
Change in net unrealized appreciation (depreciation)	(32,482,741)	50,942,173

Net increase in net assets resulting from operations	47,135,458	90,157,170

Distributions to shareholders from:
Net investment income
Class Y-3	(12,009,539)	(8,930,712)

Total distributions from net investment income	(12,009,539)	(8,930,712)

Net realized gains
Class Y-3	(41,263,632)	(19,639,446)

Total distributions from net realized gains	(41,263,632)	(19,639,446)

Net share transactions (See Note 7):
Class Y-3	82,548,255	379,824,244

Increase in net assets resulting from net shares transactions	82,548,255	379,824,244

Net increase in net assets	76,410,542	441,411,256
Net assets:
Beginning of year	742,641,394	301,230,138

End of year	$819,051,936	$742,641,394

Undistributed net investment income included in net assets at end of year	$1,193,554	$1,063,496

160	See accompanying Notes to the Financial Statements.

Mercer US Large Cap Growth Equity Fund

Financial Highlights

	Year Ended 03/31/15		Year Ended 03/31/14	Year Ended 03/31/13	Year Ended 03/31/12	Year Ended 03/31/11
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$13.16		$13.56	$13.27	$12.19	$10.08

Net investment income†	0.05		0.07	0.08	0.04	0.03
Net realized and unrealized gain on investments	1.63		3.11	0.68	1.06	2.12

Total from investment operations	1.68		3.18	0.76	1.10	2.15

Less dividends and distributions:
From net investment income	(0.04)		(0.09)	(0.08)	(0.02)	(0.04)
From net realized gain on investments	(3.69)		(3.49)	(0.39)	—	—

Total dividends and distributions	(3.73)		(3.58)	(0.47)	(0.02)	(0.04)

Net asset value at end of year	$11.11		$13.16	$13.56	$13.27	$12.19

Total investment return(a)	13.63%		23.99%	6.03%	9.08%	21.38%

Ratios/Supplemental Data:
Net investment income to average net assets	0.37%		0.48%	0.61%	0.33%	0.27%
Net expenses to average daily net assets	0.60	%(b)	0.57%	0.57%	0.57%	0.57%
Total expenses (before reductions and reimbursements) to average daily net assets	0.63	%(b)	0.63%	0.63%	0.63%	0.64%
Portfolio turnover rate	118%		50%	65%	64%	106	%(c)
Net assets at end of year (in 000’s)	$362,698		$358,862	$465,787	$465,641	$427,840

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	Includes interest expense that amounts to less than 0.01%.
(c)	Portfolio turnover calculation does not include $23,568,413 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.	161

Mercer US Large Cap Value Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/15		Year Ended 03/31/14	Year Ended 03/31/13	Year Ended 03/31/12	Year Ended 03/31/11
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$12.66		$9.95	$8.71	$8.25	$7.52

Net investment income†	0.18		0.18	0.18	0.16	0.11
Net realized and unrealized gain on investments	0.94		2.75	1.26	0.45	0.72

Total from investment operations	1.12		2.93	1.44	0.61	0.83

Less dividends and distributions:
From net investment income	(0.20)		(0.22)	(0.20)	(0.15)	(0.10)
From net realized gain on investments	(1.89)		—	—	—	—

Total dividends and distributions	(2.09)		(0.22)	(0.20)	(0.15)	(0.10)

Net asset value at end of year	$11.69		$12.66	$9.95	$8.71	$8.25

Total investment return(a)	9.10%		29.54%	16.71%	7.69%	11.07%

Ratios/Supplemental Data:
Net investment income to average net assets	1.44%		1.60%	2.07%	2.03%	1.52%
Net expenses to average daily net assets	0.59	%(b)	0.55%	0.55%	0.55%	0.55%
Total expenses (before reductions and reimbursements) to average daily net assets	0.62	%(b)	0.61%	0.60%	0.62%	0.63%
Portfolio turnover rate	60%		45%	59%	109%	117	%(c)
Net assets at end of year (in 000’s)	$362,883		$370,478	$475,898	$459,999	$420,518

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	Includes interest expense that amounts to less than 0.01%.
(c)	Portfolio turnover calculation does not include $21,956,759 of securities transferred into the Fund as part of in-kind contributions.
†	Computed using average shares outstanding throughout the year.

162	See accompanying Notes to the Financial Statements.

Mercer US Small/Mid Cap Growth Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/15		Year Ended 03/31/14	Year Ended 03/31/13	Year Ended 03/31/12	Year Ended 03/31/11
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$12.44		$11.94	$11.62	$12.49	$9.75

Net investment loss†	(0.03)		(0.02)	(0.01)	(0.04)	(0.03)
Net realized and unrealized gain on investments	1.32		2.63	1.31	0.27	2.77

Total from investment operations	1.29		2.61	1.30	0.23	2.74

Less dividends and distributions:
From net investment income	—		—	(0.01)	—	—
From net realized gain on investments	(1.50)		(2.11)	(0.97)	(1.10)	—

Total dividends and distributions	(1.50)		(2.11)	(0.98)	(1.10)	—

Net asset value at end of year	$12.23		$12.44	$11.94	$11.62	$12.49

Total investment return(a)	11.11%		22.34%	12.11%	3.36%	28.10%

Ratios/Supplemental Data:
Net investment loss to average net assets	(0.25)%		(0.17)%	(0.05)%	(0.36)%	(0.34)%
Net expenses to average daily net assets	0.98	%(b)	0.97%	0.96%	0.92%	0.92%
Total expenses (before reductions and reimbursements) to average daily net assets	0.99	%(b)	0.99%	1.01%	1.01%	1.02%
Portfolio turnover rate	75%		67%	54%	95%	107%
Net assets at end of year (in 000’s)	$470,893		$397,360	$442,080	$300,176	$300,980

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	Includes interest expense that amounts to less than 0.01%.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.	163

Mercer US Small/Mid Cap Value Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/15		Year Ended 03/31/14		Year Ended 03/31/13	Year Ended 03/31/12		Year Ended 03/31/11
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$10.98		$11.05		$9.94	$10.64		$8.64

Net investment income†	0.03		0.04		0.13	0.06		0.05
Net realized and unrealized gain (loss) on investments	0.34		2.24		1.46	(0.14	)(a)	2.05

Total from investment operations	0.37		2.28		1.59	(0.08)		2.10

Less dividends and distributions:
From net investment income	(0.02)		(0.10)		(0.11)	(0.04)		(0.10)
From net realized gain on investments	(1.70)		(2.25)		(0.37)	(0.58)		—

Total dividends and distributions	(1.72)		(2.35)		(0.48)	(0.62)		(0.10)

Net asset value at end of year	$9.63		$10.98		$11.05	$9.94		$10.64

Total investment return(b)	4.27%		21.61%		16.51%	(0.03)%		24.36%

Ratios/Supplemental Data:
Net investment income to average net assets	0.28%		0.38%		1.26%	0.60%		0.65%
Net expenses to average daily net assets	0.98	%(c)	0.97%		0.96%	0.92%		0.92%
Total expenses (before reductions and reimbursements) to average daily net assets	0.99	%(c)	1.00%		1.01%	1.01%		1.02%
Portfolio turnover rate	88%		122	%(d)	80%	92%		95%
Net assets at end of year (in 000’s)	$456,346		$388,712		$429,412	$292,391		$295,626

(a)	The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain for the period due to the timing of sales of the Fund in relation to the fluctuating net asset value per share of the Fund.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
(d)	Portfolio turnover calculation does not include $38,447,113 of securities transferred out of the Fund as part of an in-kind redemption.
†	Computed using average shares outstanding throughout the period.

164	See accompanying Notes to the Financial Statements.

Mercer Non-US Core Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/15		Year Ended 03/31/14		Year Ended 03/31/13	Year Ended 03/31/12		Year Ended 03/31/11
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$11.92		$10.58		$9.72	$10.46		$9.73

Net investment income†	0.19		0.29		0.21	0.25		0.17
Net realized and unrealized gain (loss) on investments	(0.22)		1.94		0.90	(0.81)		0.74

Total from investment operations	(0.03)		2.23		1.11	(0.56)		0.91

Less dividends and distributions:
From net investment income	(0.27)		(0.33)		(0.25)	(0.18)		(0.18)
From net realized gain on investments	(0.98)		(0.56)		—	—		—

Total dividends and distributions	(1.25)		(0.89)		(0.25)	(0.18)		(0.18)

Net asset value at end of year	$10.64		$11.92		$10.58	$9.72		$10.46

Total investment return(a)	0.19%		21.48%		11.53%	(5.15)%		9.45%

Ratios/Supplemental Data:
Net investment income to average net assets	1.72%		2.52%		2.17%	2.57%		1.76%
Net expenses to average daily net assets	0.84	%(b)	0.85%		0.83%	0.82%		0.82%
Total expenses (before reductions and reimbursements) to average daily net assets	0.84	%(b)	0.86%		0.86%	0.92%		0.92%
Portfolio turnover rate	101%		95	%(c)	90%	105	%(d)	87%
Net assets at end of year (in 000’s)	$2,072,981		$1,881,476		$2,138,930	$1,892,784		$1,563,529

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	Includes interest expense that amounts to less than 0.01%.
(c)	Portfolio turnover calculation does not include $177,821,966 of securities transferred out of the Fund as part of an in-kind redemption.
(d)	Portfolio turnover calculation does not include $9,536,640 of securities transferred into the Fund as part of an in-kind contribution.
†	Computed using average shares outstanding throughout the year.

See accompanying Notes to the Financial Statements.	165

Mercer Core Fixed Income Fund

Financial Highlights (Continued)

	Year Ended 03/31/15	Year Ended 03/31/14		Year Ended 03/31/13	Year Ended 03/31/12	Year Ended 03/31/11
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$10.42	$10.68		$10.58	$10.23	$10.11

Net investment income†	0.28	0.24		0.27	0.33	0.29
Net realized and unrealized gain (loss) on investments	0.28	(0.19)		0.37	0.46	0.34

Total from investment operations	0.56	0.05		0.64	0.79	0.63

Less dividends and distributions:
From net investment income	(0.33)	(0.25)		(0.31)	(0.31)	(0.36)
From net realized gain on investments	(0.22)	(0.06)		(0.23)	(0.13)	(0.15)

Total dividends and distributions	(0.55)	(0.31)		(0.54)	(0.44)	(0.51)

Net asset value at end of year	$10.43	$10.42		$10.68	$10.58	$10.23

Total investment return(a)	5.43%	0.44%		6.15%	7.88%	6.25%

Ratios/Supplemental Data:
Net investment income to average net assets	2.66%	2.32%		2.51%	3.13%	2.79%
Net expenses to average daily net assets	0.40%	0.37%		0.37%	0.37%	0.37%
Total expenses (before reductions and reimbursements) to average daily net assets	0.42%	0.43%		0.43%	0.44%	0.45%
Portfolio turnover rate	192%	187	%(b)	125%	181%	379%
Net assets at end of year (in 000’s)	$892,649	$1,076,439		$1,093,253	$1,025,624	$1,043,027

(a)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(b)	Excludes treasury dollar roll transactions. The Portfolio turnover rate including treasury dollar roll transactions was 251% for the year ended March 31, 2014.
†	Computed using average shares outstanding throughout the year.

166	See accompanying Notes to the Financial Statements.

Mercer Opportunistic Fixed Income Fund

Financial Highlights (Continued)

	Year Ended 03/31/15		Period Ended 03/31/14(a)
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$10.43		$10.00

Net investment income†	0.56		0.34
Net realized and unrealized gain (loss) on investments	(1.32)		0.35

Total from investment operations	(0.76)		0.69

Less dividends and distributions:
From net investment income	(0.47)		(0.22)
From net realized gain on investments	(0.07)		(0.04)

Total dividends and distributions	(0.54)		(0.26)

Net asset value at end of year	$9.13		$10.43

Total investment return(b)	(7.36)%		7.00	%**

Ratios/Supplemental Data:
Net investment income to average net assets	5.55%		5.52	%*
Net expenses to average daily net assets	0.90	%(c)	0.90	%*
Total expenses (before reductions and reimbursements) to average daily net assets	0.97	%(c)	1.17	%*
Portfolio turnover rate	58%		28	%**
Net assets at end of year (in 000’s)	$395,939		$260,581

(a)	The Fund commenced operations on August 21, 2013.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
†	Computed using average shares outstanding throughout the year.
*	Annualized.
**	Not annualized.

See accompanying Notes to the Financial Statements.	167

Mercer Emerging Markets Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/15		Year Ended 03/31/14		Period Ended 03/31/13(a)
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$9.99		$10.49		$10.00

Net investment income†	0.17		0.18		0.10
Net realized and unrealized gain (loss) on investments	(0.09)		(0.46)		0.46

Total from investment operations	0.08		(0.28)		0.56

Less dividends and distributions:
From net investment income	(0.19)		(0.19)		(0.06)
From net realized gain on investments	—		(0.03)		(0.01)

Total dividends and distributions	(0.19)		(0.22)		(0.07)

Net asset value at end of year	$9.88		$9.99		$10.49

Total investment return(b)	0.81%		(2.61)%		5.64	%**

Ratios/Supplemental Data:
Net investment income to average net assets	1.66%		1.77%		1.08	%*
Net expenses to average daily net assets	0.98	%(c)	0.95	%(c)	0.95	%*(c)
Total expenses (before reductions and reimbursements) to average daily net assets	1.00	%(c)	1.04	%(c)	1.15	%*(c)
Portfolio turnover rate	46%		64%		52	%**
Net assets at end of year (in 000’s)	$1,087,355		$862,923		$517,085

(a)	The Portfolio commenced operations on May 1, 2012.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
†	Computed using average shares outstanding throughout the year.
*	Annualized.
**	Not annualized.

168	See accompanying Notes to the Financial Statements.

Mercer Global Low Volatility Equity Fund

Financial Highlights (Continued)

	Year Ended 03/31/15		Year Ended 03/31/14	Period Ended 03/31/13(a)
For a Class Y-3 Share Outstanding Throughout Each Period:

Net asset value at beginning of year	$12.27		$11.19	$10.00

Net investment income†	0.15		0.14	0.07
Net realized and unrealized gain on investments	0.54		1.45	1.14

Total from investment operations	0.69		1.59	1.21

Less dividends and distributions:
From net investment income	(0.19)		(0.16)	(0.02)
From net realized gain on investments	(0.66)		(0.35)	—

Total dividends and distributions	(0.85)		(0.51)	(0.02)

Net asset value at end of year	$12.11		$12.27	$11.19

Total investment return(b)	5.80%		14.40%	12.13	%**

Ratios/Supplemental Data:
Net investment income to average net assets	1.25%		1.20%	1.62	%*
Net expenses to average daily net assets	0.85	%(c)	0.85%	0.85	%*
Total expenses (before reductions and reimbursements/recapture) to average daily net assets	0.84	%(c)	0.84%	1.00	%*
Portfolio turnover rate	84%		46%	12	%**
Net assets at end of year (in 000’s)	$819,052		$742,641	$301,230

(a)	The Fund commenced operations on November 6, 2012.
(b)	The total return would have been lower had certain expenses not been reduced or reimbursed during the periods shown.
(c)	Includes interest expense that amounts to less than 0.01%.
†	Computed using average shares outstanding throughout the year.
*	Annualized.
**	Not annualized.

See accompanying Notes to the Financial Statements.	169

Mercer Funds

Notes to the Financial Statements

March 31, 2015

1.	Organization

Mercer Funds (the “Trust”) consists of the following nine series: Mercer US Large Cap Growth Equity Fund (“Large Cap Growth”), Mercer US Large Cap Value Equity Fund (“Large Cap Value”), Mercer US Small/Mid Cap Growth Equity Fund (“Small/Mid Cap Growth”), Mercer US Small/Mid Cap Value Equity Fund (“Small/Mid Cap Value”), Mercer Non-US Core Equity Fund (“Non-US Core Equity”), Mercer Core Fixed Income Fund (“Core Fixed”), Mercer Opportunistic Fixed Income Fund (“Opportunistic Fixed”), Mercer Emerging Markets Equity Fund (“Emerging Markets”) and Mercer Global Low Volatility Equity Fund (“Global Low Volatility”) (each a “Fund,” and collectively referred to as the “Funds”). The Trust is a Delaware statutory trust established on March 11, 2005. The Trust is registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). The Funds’ investment advisor is Mercer Investment Management, Inc. (the “Advisor”). The Advisor manages each Fund using a “manager of managers” approach by selecting one or more subadvisors (each a “Subadvisor,” and collectively referred to as the “Subadvisors”) to manage each Fund’s assets. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946: Financial Services — Investment Companies.

Under the 1940 Act, each Fund is classified as “diversified”, with the exception of Opportunistic Fixed. Opportunistic Fixed is classified as “non-diversified” under the 1940 Act, as amended, and may invest a larger percentage of its assets in fewer issuers than diversified funds.

The investment objectives of the Funds are:

Fund	Investment Objective
Large Cap Growth	Long-term total return, which includes capital appreciation and income
Large Cap Value	Long-term total return, which includes capital appreciation and income
Small/Mid Cap Growth	Long-term total return, comprised primarily of capital appreciation
Small/Mid Cap Value	Long-term total return, comprised primarily of capital appreciation
Non-US Core Equity	Long-term total return, which includes capital appreciation and income
Core Fixed	Total return, consisting of both current income and capital appreciation
Opportunistic Fixed	Long-term total return, which includes capital appreciation and income
Emerging Markets	Long-term total return, which includes capital appreciation and income
Global Low Volatility	Long-term total return, which includes capital appreciation and income

Each Fund has registered and is authorized to offer interests in four classes of shares: Class S, Class Y-1, Class Y-2 and Class Y-3. The principal difference between the classes of shares is the level of shareholder service, marketing and administrative fees borne by the classes. As of March 31, 2015, only the Class Y-3 shares of each Fund had commenced operations.

2.	Significant Accounting Policies

The following are significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

(a)  Security Valuation

Each Fund’s investments are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”) on each day when the NYSE is open. Portfolio securities listed on an exchange normally are valued at the last sale or official closing price on the day on which the securities are valued or, lacking any sales on such day, at the last available bid price using prices as of the close of trading. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor or the applicable Subadvisor as the primary market for such securities. Securities traded in the over-the-counter (“OTC”) market and listed on the NASDAQ Stock Market (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price; other OTC securities are valued at the last bid price available prior to valuation (other than short-term investments, which are valued as described below). The Funds may invest in securities that are traded in foreign markets. Foreign securities will be converted into U.S. dollar equivalents based on the exchange rate in effect at a uniform time on each business day. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board of Trustees of the Trust (the “Board”) has approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments in open-end investment companies are valued at their net asset value (“NAV”) per share.

Certain fixed-income securities may be valued based upon appraisals received from an independent pricing service using a computerized matrix system or based upon appraisals derived from information concerning the securities or similar securities received from a recognized dealer or dealers in those securities. It should be recognized that judgment often plays a greater role in valuing thinly traded securities, as well as bonds and other securities with few dealer quotations, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. Each such determination is based on consideration of relevant factors, and judgment is made by or at the direction of the Board. Each Fund generally values short-term investments, which mature in 60 days or less, at amortized cost, which approximates fair value unless the Board determines that this approach does not represent fair value.

Derivative financial instruments, such as futures contracts or options contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. Futures traded on inactive markets are valued using broker quotations. OTC derivative financial instruments, such as foreign currency contracts, options contracts, synthetic futures, or swaps agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of independent pricing service providers or broker dealer quotations. Depending on the derivative type and the terms of the derivative, the value of the derivative financial instruments is assigned by independent pricing service providers using a series of techniques, which may include pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, volatilities, dividends and exchange rates.

Senior secured floating rate loans and senior secured floating rate debt securities are valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, yield curves, prepayment speeds, tranche type, industry, company performance, spread, individual trading characteristics, institutional size trading in similar groups of securities and other market data.

The Board has delegated its responsibility for valuing portfolio securities to the Advisor, subject to continuing Board oversight. The Advisor has appointed a Valuation Committee that is responsible for overseeing the day-to-day process of valuing portfolio securities. With respect to portfolio securities for which market quotations are not readily available or (in the opinion of the Advisor or the applicable Subadvisor) do not otherwise accurately reflect the fair values of the securities, the Valuation Committee will value such securities at fair value based upon procedures approved by the Board.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

The application of fair value pricing represents a good faith determination based on specific procedures performed under the supervision of the Board. Due to the subjective nature of fair value pricing, there can be no assurance that a Fund could realize the fair value assigned to the security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV per share. A Fund’s value for a particular security may be different from the last quoted market price.

The Funds follow a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices unadjusted in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The assets and liabilities shown in the Statements of Assets and Liabilities related to investments purchased for “to-be-announced” (“TBA”) or when-issued securities approximate fair value and are determined using Level 2 inputs, as of March 31, 2015. The assets and liabilities shown in the Statements of Assets and Liabilities related to cash collateral held at broker for futures contracts are determined using Level 1 inputs as of March 31, 2015.

At March 31, 2015, Large Cap Growth, Large Cap Value and Small/Mid Cap Value held long-term investments whose value was determined using Level 1 inputs, with corresponding major categories as shown in the schedule of investments, Futures Contracts whose value was determined using Level 1 inputs and short-term investment positions in a Euro Time Deposit and State Street Institutional U.S. Government Money Market Fund, Premier Class, as shown in the schedule of investments, whose value was determined using a Level 2 input.

The following is a summary of the inputs used as of March 31, 2015 in valuing the assets and liabilities of Small/Mid Cap Growth, Non-US Core Equity, Core Fixed, Opportunistic Fixed, Emerging Markets and Global Low Volatility for which fair valuation was used:

Small/Mid Cap Growth

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Aerospace & Defense	$5,495,750	$—	$—	$5,495,750
Airlines	2,052,477	—	—	2,052,477
Apparel	5,656,153	—	—	5,656,153
Auto Parts & Equipment	3,698,815	—	—	3,698,815
Banks	5,503,279	—	—	5,503,279
Biotechnology	14,102,561	—	—	14,102,561
Building Materials	5,172,160	—	—	5,172,160
Chemicals	11,870,408	—	—	11,870,408
Coal	2,623,055	—	—	2,623,055
Commercial Services	30,382,036	—	—	30,382,036
Computers	16,906,271	—	—	16,906,271

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Distribution & Wholesale	$4,017,267	$—		$—	$4,017,267
Diversified Financial Services	18,314,030	—		—	18,314,030
Electrical Components & Equipment	5,116,858	—		—	5,116,858
Entertainment	4,253,502	—		—	4,253,502
Food	1,561,034	—		—	1,561,034
Forest Products & Paper	1,046,939	—		—	1,046,939
Health Care - Products	24,406,875	—		—	24,406,875
Health Care - Services	18,936,699	—		—	18,936,699
Home Builders	2,701,390	—		—	2,701,390
Home Furnishings	6,715,918	—		—	6,715,918
Household Products & Wares	3,941,579	—		—	3,941,579
Internet	23,426,824	—		—	23,426,824
Leisure Time	1,646,919	—		—	1,646,919
Lodging	1,027,830	—		—	1,027,830
Machinery - Diversified	22,206,578	—		—	22,206,578
Media	2,917,648	—		—	2,917,648
Metal Fabricate & Hardware	4,730,124	—		—	4,730,124
Miscellaneous - Manufacturing	2,074,356	—		—	2,074,356
Office Furnishings	672,910	—		—	672,910
Oil & Gas	7,811,304	—		—	7,811,304
Oil & Gas Services	4,729,531	—		—	4,729,531
Packaging & Containers	6,957,193	—		—	6,957,193
Pharmaceuticals	27,822,822	—		—	27,822,822
Real Estate	2,955,588	—		—	2,955,588
REITS	11,497,877	—		—	11,497,877
Retail	48,330,942	—		—	48,330,942
Semiconductors	9,268,156	—		—	9,268,156
Software	51,517,966	—		—	51,517,966
Telecommunications	7,778,882	—		—	7,778,882
Transportation	14,769,641	—		—	14,769,641

Total Common Stocks	446,618,147	—		—	446,618,147

Warrants
Oil & Gas	—	0	*	—	—

Total Warrants	—	0		—	—

Short-Term Investments
Bank Deposits	—	26,170,543		—	26,170,543
Securities Lending Collateral	—	43,387,898		—	43,387,898

Total Short-Term Investments	—	69,558,441		—	69,558,441

Futures Contracts†
Buys	151,925	—		—	151,925

Total Futures Contracts	151,925	—		—	151,925

Total	$446,770,072	$69,558,441		$—	$516,328,513

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$(5,648)	$—	$—	$(5,648)

Total Futures Contracts	(5,648)	—	—	(5,648)

Total	$(5,648)	$—	$—	$(5,648)

*	Represents one or more Level 2 securities at $0 value as of March 31, 2015.
†	Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Non-US Core Equity

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$46,357,210	$0	*	$—	$46,357,210
Austria	11,030,760	—		—	11,030,760
Belgium	12,018,432	—		—	12,018,432
Bermuda	13,577,174	—		—	13,577,174
Brazil	5,241,269	—		—	5,241,269
Canada	11,379,721	—		—	11,379,721
Cayman Islands	24,642,181	—		—	24,642,181
China	8,730,872	—		—	8,730,872
Denmark	41,118,741	—		—	41,118,741
Finland	37,688,759	—		—	37,688,759
France	179,873,308	—		—	179,873,308
Germany	186,178,214	—		—	186,178,214
Hong Kong	9,159,820	—		—	9,159,820
India	14,571,700	—		—	14,571,700
Indonesia	11,629,548	—		—	11,629,548
Ireland	6,903,249	—		—	6,903,249
Isle Of Man	377,701	—		—	377,701
Italy	32,713,546	—		—	32,713,546
Japan	423,533,590	—		—	423,533,590
Luxembourg	5,718,752	—		—	5,718,752
Malaysia	2,386,168	—		—	2,386,168
Malta	1,464,774	—		—	1,464,774
Mexico	9,499,534	—		—	9,499,534
Netherlands	117,931,296	—		—	117,931,296
New Zealand	7,010,095	—		—	7,010,095
Norway	34,656,558	—		—	34,656,558
Portugal	3,174,032	—		100,852	3,274,884

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Singapore	$11,826,093	$—	$—		$11,826,093
South Africa	3,664,242	—	—		3,664,242
South Korea	10,776,930	—	—		10,776,930
Spain	50,050,476	—	0	**	50,050,476
Sweden	76,301,167	—	—		76,301,167
Switzerland	152,940,487	—	—		152,940,487
Taiwan	14,994,680	—	—		14,994,680
Thailand	1,164,626	1,187,576	—		2,352,202
United Kingdom	303,322,473	—	—		303,322,473
United States	34,025,782	—	—		34,025,782

Total Common Stocks	1,917,633,960	1,187,576	100,852		1,918,922,388

Investment Companies
United States	19,341,736	—	—		19,341,736

Total Investment Companies	19,341,736	—	—		19,341,736

Preferred Stocks
Brazil	2,407,420	—	—		2,407,420
Germany	22,955,076	—	—		22,955,076

Total Preferred Stocks	25,362,496	—	—		25,362,496

Rights
Spain	31,442	—	—		31,442

Total Rights	31,442	—	—		31,442

Options Purchased
Call Options	—	1,602	—		1,602
Put Options	—	363,778	—		363,778

Total Options Purchased	—	365,380	—		365,380

Short-Term Investments
Bank Deposits	—	107,789,751	—		107,789,751
Securities Lending Collateral	—	112,388,673	—		112,388,673

Total Short-Term Investments	—	220,178,424	—		220,178,424

Futures Contracts†
Buys	151,385	—	—		151,385

Total Futures Contracts	151,385	—	—		151,385

Total	$1,962,521,019	$221,731,380	$100,852		$2,184,353,251

*	Represents one or more Level 2 securities at $0 value as of March 31, 2015.
**	Represents one or more Level 3 securities at $0 value as of March 31, 2015.
†	Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

Core Fixed

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Debt Obligations
Asset Backed Securities	$—	$103,342,826	$—		$103,342,826
Corporate Debt	—	334,213,947	0	**	334,213,947
Mortgage Backed Securities - Private Issuers	—	94,631,228	—		94,631,228
Mortgage Backed Securities - U.S. Government Agency Obligations	—	234,845,976	—		234,845,976
Municipal Obligations	—	24,410,305	—		24,410,305
Sovereign Debt Obligations	—	4,417,870	—		4,417,870
U.S. Government and Agency Obligations	—	77,458,889	—		77,458,889

Total Debt Obligations	—	873,321,041	0		873,321,041

Preferred Stocks
Diversified Financial Services	2,827,032	—	—		2,827,032

Total Preferred Stocks	2,827,032	—	—		2,827,032

Options Purchased
Call Options	120,047	—	—		120,047

Total Options Purchased	120,047	—	—		120,047

Short-Term Investments
Bank Deposits	—	49,457,834	—		49,457,834
Securities Lending Collateral	—	4,499,360	—		4,499,360

Total Short-Term Investments	—	53,957,194	—		53,957,194

Futures Contracts†
Buys	115,882	—	—		115,882

Total Futures Contracts	115,882	—	—		115,882

Swaps
Centrally Cleared Credit Default Swaps†	—	10,341	—		10,341
Centrally Cleared Interest Rate Swaps†	—	8,768	—		8,768

Total Swaps	—	19,109	—		19,109

Total	$3,062,961	$927,297,344	$0		$930,360,305

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts†
Buys	$(18)	$—	$—	$(18)
Sales	(107,366)	—	—	(107,366)

Total Futures Contracts	(107,384)	—	—	(107,384)

Swaps
Centrally Cleared Interest Rate Swaps†	—	(186,961)	—	(186,961)

Total Swaps	—	(186,961)	—	(186,961)

Written Options	(42,281)	—	—	(42,281)

Total	$(149,665)	$(186,961)	$—	$(336,626)

**	Represents one or more Level 3 securities at $0 value as of March 31, 2015.
†	Futures contracts and Centrally Cleared Swaps are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Opportunistic Fixed

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Corporate Debt	$—	$194,963,401	$—	$194,963,401
Sovereign Debt Obligations	—	178,891,513	—	178,891,513

Total Debt Obligations	—	373,854,914	—	373,854,914

Short-Term Investments
Bank Deposits	—	13,822,803	—	13,822,803

Total Short-Term Investments	—	13,822,803	—	13,822,803

Forward Foreign Currency Contracts†
Buys	—	287,957	—	287,957
Sales	—	4,993,894	—	4,993,894

Total Forward Foreign Currency Contracts	—	5,281,851	—	5,281,851

Total	$—	$392,959,568	$—	$392,959,568

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Contracts†
Buys	$—	$(2,873,996)	$—	$(2,873,996)
Sales	—	(326,386)	—	(326,386)

Total Forward Foreign Currency Contracts	—	(3,200,382)	—	(3,200,382)

Futures Contracts†
Buys	(395,458)	—	—	(395,458)
Sales	(68,430)	—	—	(68,430)

Total Futures Contracts	(463,888)	—	—	(463,888)

Total	$(463,888)	$(3,200,382)	$—	$(3,664,270)

†	Forward foreign currency contracts and Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Emerging Markets

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Bermuda	$3,406,397	$—	$—	$3,406,397
Brazil	68,264,470	11,157	—	68,275,627
Cayman Islands	55,037,198	—	—	55,037,198
Chile	11,259,016	—	—	11,259,016
China	123,498,883	—	—	123,498,883
Colombia	1,196,603	—	—	1,196,603
Czech Republic	4,930,319	—	—	4,930,319
Denmark	1,347,530	—	—	1,347,530
Hong Kong	52,152,377	—	—	52,152,377
Hungary	2,653,419	—	—	2,653,419
India	107,099,060	—	—	107,099,060
Indonesia	33,903,581	—	—	33,903,581
Luxembourg	2,190,987	—	—	2,190,987
Malaysia	31,351,992	—	—	31,351,992
Mexico	40,342,173	—	—	40,342,173
Netherlands	361,427	—	—	361,427
Panama	1,618,568	—	—	1,618,568
Peru	128,651	—	—	128,651
Philippines	3,920,095	—	—	3,920,095
Poland	9,045,979	—	—	9,045,979
Qatar	4,372,537	—	—	4,372,537

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Russia	$22,081,629	$—	$—	$22,081,629
Singapore	1,458,196	—	—	1,458,196
South Africa	63,004,174	—	—	63,004,174
South Korea	117,877,419	—	—	117,877,419
Taiwan	135,244,827	—	—	135,244,827
Thailand	21,718,033	13,075,123	—	34,793,156
Turkey	16,780,941	—	—	16,780,941
United Arab Emirates	4,070,716	—	—	4,070,716
United Kingdom	20,036,677	—	—	20,036,677
United States	405,602	—	—	405,602

Total Common Stocks	960,759,476	13,086,280	—	973,845,756

Preferred Stocks
Brazil	13,256,203	—	—	13,256,203
Colombia	861,830	—	—	861,830
India	28,307	—	—	28,307

Total Preferred Stocks	14,146,340	—	—	14,146,340

Short-Term Investments
Bank Deposits	—	102,878,817	—	102,878,817
Investment Fund	—	4,360,000	—	4,360,000
Securities Lending Collateral	—	15,592,377	—	15,592,377

Total Short-Term Investments	—	122,831,194	—	122,831,194

Forward Foreign Currency Contracts†
Buys	—	492,566	—	492,566
Sales	—	265,614	—	265,614

Total Forward Foreign Currency Contracts	—	758,180	—	758,180

Futures Contracts†
Buys	1,645,039	—	—	1,645,039
Sales	168,949	—	—	168,949

Total Futures Contracts	1,813,988	—	—	1,813,988

Synthetic Futures	—	556,973	—	556,973

Total	$976,719,804	$137,232,627	$—	$1,113,952,431

179

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Contracts†
Buys	$—	$(923,670)	$—	$(923,670)
Sales	—	(454,979)	—	(454,979)

Total Forward Foreign Currency Contracts	—	(1,378,649)	—	(1,378,649)

Futures Contracts†
Buys	(132,162)	—	—	(132,162)
Sales	(37,388)	—	—	(37,388)

Total Futures Contracts	(169,550)	—	—	(169,550)

Synthetic Futures	—	(73,731)	—	(73,731)

Total	$(169,550)	$(1,452,380)	$—	$(1,621,930)

†	Forward foreign currency contracts and Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

Global Low Volatility

ASSETS VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$12,920,806	$—	$—	$12,920,806
Austria	4,839,169	—	—	4,839,169
Belgium	8,345,779	—	—	8,345,779
Bermuda	9,039,376	—	—	9,039,376
Canada	35,678,979	—	—	35,678,979
Denmark	5,926,778	—	—	5,926,778
Faroe Islands	224,883	—	—	224,883
France	20,357,851	—	—	20,357,851
Germany	18,247,030	—	—	18,247,030
Hong Kong	4,881,037	—	—	4,881,037
Ireland	4,788,886	—	—	4,788,886
Israel	4,889,633	—	—	4,889,633
Italy	2,727,450	—	—	2,727,450
Japan	50,436,442	60,738	—	50,497,180
Luxembourg	677,278	—	—	677,278
Mexico	2,578,465	—	—	2,578,465
Netherlands	16,540,264	—	—	16,540,264
New Zealand	10,976,183	—	—	10,976,183
Norway	7,818,888	—	—	7,818,888
Russia	364,779	—	—	364,779

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Singapore	$3,305,133	$—	$—	$3,305,133
South Africa	929,593	—	—	929,593
South Korea	2,634,278	—	—	2,634,278
Spain	6,172,043	—	—	6,172,043
Sweden	9,351,342	—	—	9,351,342
Switzerland	23,673,259	—	—	23,673,259
Thailand	735,959	—	—	735,959
United Kingdom	47,538,601	—	—	47,538,601
United States	385,034,901	—	—	385,034,901

Total Common Stocks	701,635,065	60,738	—	701,695,803

Investment Companies
United States	10,184,163	—	—	10,184,163

Total Investment Companies	10,184,163	—	—	10,184,163

Preferred Stocks
Germany	3,116,384	—	—	3,116,384
Japan	287,220	—	—	287,220

Total Preferred Stocks	3,403,604	—	—	3,403,604

Rights
Spain	30,149	—	—	30,149

Total Rights	30,149	—	—	30,149

Warrants
United States	761,304	—	—	761,304

Total Warrants	761,304	—	—	761,304

Debt Obligations	—	1,821,184	—	1,821,184

Total Debt Obligations	—	1,821,184	—	1,821,184

Short-Term Investments
Bank Deposits	—	99,859,870	—	99,859,870
Securities Lending Collateral	—	23,028,187	—	23,028,187

Total Short-Term Investments	—	122,888,057	—	122,888,057

Forward Foreign Currency Contracts†
Sales	—	483,835	—	483,835

Total Forward Foreign Currency Contracts	—	483,835	—	483,835

Futures Contracts†
Buys	37,285	—	—	37,285

Total Futures Contracts	37,285	—	—	37,285

Total	$716,051,570	$125,253,814	$—	$841,305,384

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

LIABILITIES VALUATION INPUT

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Contracts†
Buys	$—	$(12,884)	$—	$(12,884)

Total Forward Foreign Currency Contracts	—	(12,884)	—	(12,884)

Total	$—	$(12,884)	$—	$(12,884)

†	Forward foreign currency contracts and Futures contracts are valued at unrealized appreciation/depreciation. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Non-US Core Equity

	Transfers In			Transfers Out
	Level 1 — Quoted Prices		Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
Common Stocks	$1,164,626	*	$—	$—	$1,164,626	*

Emerging Markets

	Transfers In			Transfers Out
	Level 1 — Quoted Prices		Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
Common Stocks	$7,601,682	*	$—	$—	$7,601,682	*

Global Low Volatility

	Transfers In			Transfers Out
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs		Level 1 — Quoted Prices		Level 2 — Other Significant Observable Inputs
Common Stocks	$—	$60,738	**	$60,738	**	$—

*	Transfers occurred between Level 1 and Level 2 as a result of foreign securities receiving an exchange traded price.
**	Transfers occurred between Level 1 and Level 2 as a result of foreign securities not receiving an exchange traded price.

For financial statement reporting purposes, the Funds recognize transfers between Levels as of the end of the reporting period.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

The following table includes a rollforward of the amounts for the year ended March 31, 2015 for financial instruments classified as Level 3:

Non-US Core Equity

Investments in Securities	Balance as of March 31, 2014	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Transfers In (Out) of Level 3	Purchases	Balance as of March 31, 2015		Change in Unrealized Appreciation (Depreciation) from Investments Held at March 31, 2015
COMMON STOCKS
Portugal	$—	$—	$(788,519)	$—	$889,371	$100,852		$(788,519)
Spain	—	—	(568,601)	—	568,601	—	^	(568,601)

Total	$—	$—	$(1,357,120)	$—	$1,457,972	$100,852		$(1,357,120)

^	Represents one security at $0 value as of March 31, 2015.

Core Fixed

Investments in Securities	Balance as of March 31, 2014	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Transfers In (Out) of Level 3	Purchases/ Sales	Balance as of March 31, 2015	Change in Unrealized Appreciation (Depreciation) from Investments Held at March 31, 2015
DEBT OBLIGATIONS
Corporate Debt	$0^	$(142,888)	$142,888	$—	$—	$0^^	$—

Total	$0^	$(142,888)	$142,888	$—	$—	$0^^	$—

^	Represents four securities at $0 value as of March 31, 2014.
^^	Represents three securities at $0 value as of March 31, 2015.

Investments in Derivative Instruments

Large Cap Value, Non-US Core Equity, Emerging Markets and Global Low Volatility held rights during the year as a result of corporate actions. Small/Mid Cap Growth, Non-US Core Equity, Core Fixed and Global Low Volatility held warrants during the year as a result of corporate actions.

At March 31, 2015 and during the year then ended, the Funds had the following derivatives and transactions in derivatives, grouped into appropriate risk categories:

Large Cap Growth

ASSET DERIVATIVES

	Equity Risk	Total
Futures Contracts(3)	$13,337	$13,337

Total Value	$13,337	$13,337

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

LIABILITY DERIVATIVES

	Equity Risk	Total
Futures Contracts(3)	$(188,397)	$(188,397)

Total Value	$(188,397)	$(188,397)

NET REALIZED GAIN (LOSS)

	Equity Risk	Total
Futures Contracts(9)	$1,713,902	$1,713,902

Total Realized Gain (Loss)	$1,713,902	$1,713,902

CHANGE IN APPRECIATION (DEPRECIATION)

	Equity Risk	Total
Futures Contracts(14)	$(175,060)	$(175,060)

Total Change in Appreciation (Depreciation)	$(175,060)	$(175,060)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(17)

	Equity Risk	Total
Futures Contracts	130	130
Large Cap Value

ASSET DERIVATIVES

	Foreign Exchange Risk	Equity Risk	Total
Futures Contracts(3)	$—	$20,433	$20,433

Total Value	$—	$20,433	$20,433

LIABILITY DERIVATIVES

	Foreign Exchange Risk	Equity Risk	Total
Futures Contracts(3)	$—	$(151,467)	$(151,467)

Total Value	$—	$(151,467)	$(151,467)

NET REALIZED GAIN (LOSS)

	Foreign Exchange Risk	Equity Risk	Total
Futures Contracts(9)	$—	$1,042,063	$1,042,063
Forward Foreign Currency Contracts(8)	136,707	—	136,707

Total Realized Gain (Loss)	$136,707	$1,042,063	$1,178,770

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

CHANGE IN APPRECIATION (DEPRECIATION)

	Foreign Exchange Risk	Equity Risk	Total
Futures Contracts(14)	$—	$(131,034)	$(131,034)
Forward Foreign Currency Contracts(13)	23,526	—	23,526

Total Change in Appreciation (Depreciation)	$23,526	$(131,034)	$(107,508)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(17)

	Foreign Exchange Risk	Equity Risk	Total
Rights	—	1,394	1,394
Futures Contracts	—	124	124
Forward Foreign Currency Contracts	(35,119)	—	(35,119)

Small/Mid Cap Growth

ASSET DERIVATIVES

	Equity Risk		Total
Warrants(1)	$0	*	$0
Futures Contracts(3)	151,925		151,925

Total Value	$151,925		$151,925

LIABILITY DERIVATIVES

	Equity Risk	Total
Futures Contracts(3)	$(5,648)	$(5,648)

Total Value	$(5,648)	$(5,648)

NET REALIZED GAIN (LOSS)

	Equity Risk	Total
Futures Contracts(9)	$1,794,034	$1,794,034

Total Realized Gain (Loss)	$1,794,034	$1,794,034

CHANGE IN APPRECIATION (DEPRECIATION)

	Equity Risk	Total
Warrants(12)	$1	$1
Futures Contracts(14)	146,277	146,277

Total Change in Appreciation (Depreciation)	$146,278	$146,278

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(17)

	Equity Risk	Total
Warrants	27,862	27,862
Futures Contracts	152	152

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

Small/Mid Cap Value

ASSET DERIVATIVES

	Equity Risk	Total
Futures Contracts(3)	$234,365	$234,365

Total Value	$234,365	$234,365

NET REALIZED GAIN (LOSS)

	Equity Risk	Total
Futures Contracts(9)	$1,284,202	$1,284,202

Total Realized Gain (Loss)	$1,284,202	$1,284,202

CHANGE IN APPRECIATION (DEPRECIATION)

	Equity Risk	Total
Futures Contracts(14)	$234,365	$234,365

Total Change in Appreciation (Depreciation)	$234,365	$234,365

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(17)

	Equity Risk	Total
Futures Contracts	125	125

Non-US Core Equity

ASSET DERIVATIVES

	Foreign Exchange Risk	Equity Risk	Total
Options Purchased(1)	$365,380	$—	$365,380
Rights(1)	—	31,442	31,442
Futures Contracts(3)	—	151,385	151,385

Total Value	$365,380	$182,827	$548,207

NET REALIZED GAIN (LOSS)

	Foreign Exchange Risk	Equity Risk	Total
Options Purchased(7)	$(212,191)	$—	$(212,191)
Rights(7)	—	577,200	577,200
Warrants(7)	—	10,301	10,301
Futures Contracts(9)	—	(4,984,208)	(4,984,208)
Forward Foreign Currency Contracts(8)	(49)	—	(49)

Total Realized Gain (Loss)	$(212,240)	$(4,396,707)	$(4,608,947)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

CHANGE IN APPRECIATION (DEPRECIATION)

	Foreign Exchange Risk	Equity Risk	Total
Options Purchased(12)	$153,438	$—	$153,438
Rights(12)	—	(644,983)	(644,983)
Futures Contracts(14)	—	151,835	151,835

Total Change in Appreciation (Depreciation)	$153,438	$(493,148)	$(339,710)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(17)

	Foreign Exchange Risk	Equity Risk	Total
Options Purchased	1,789,735,636	—	1,789,735,636
Rights	—	400,610	400,610
Warrants	—	15,550	15,550
Futures Contracts	—	916	916

Core Fixed

ASSET DERIVATIVES

	Interest Rate Risk		Foreign Exchange Risk	Credit Risk		Equity Risk	Total
Options Purchased(1)	$120,047		$—	$—		$—	$120,047
Swaps Contracts(4)	8,768	**	—	10,341	**	—	19,109
Futures Contracts(3)	115,882		—	—		—	115,882

Total Value	$244,697		$—	$10,341		$—	$255,038

LIABILITY DERIVATIVES

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Options Written(6)	$(42,281)	$—	$—	$—	$(42,281)
Swaps Contracts(4)	(186,961)**	—	—	—	(186,961)
Futures Contracts(3)	(107,384)	—	—	—	(107,384)

Total Value	$(336,626)	$—	$—	$—	$(336,626)

NET REALIZED GAIN (LOSS)

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Options Purchased(7)	$(238,539)	$—	$—	$—	$(238,539)
Options Written(10)	82,713	—	—	—	82,713
Warrants(7)	—	—	—	25	25
Swaps Contracts(11)	(309,192)	—	(160,515)	—	(469,707)
Futures Contracts(9)	(204,355)	—	—	—	(204,355)
Forward Foreign Currency Contracts(8)	—	(64,765)	—	—	(64,765)

Total Realized Gain (Loss)	$(669,373)	$(64,765)	$(160,515)	$25	$(894,628)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

CHANGE IN APPRECIATION (DEPRECIATION)

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Options Purchased(12)	$55,348	$—	$—	$—	$55,348
Options Written(15)	(6,416)	—	—	—	(6,416)
Swaps Contracts(16)	(178,193)	—	10,341	—	(167,852)
Futures Contracts(14)	8,630	—	—	—	8,630
Forward Foreign Currency Contracts(13)	—	60,806	—	—	60,806

Total Change in Appreciation (Depreciation)	$(120,631)	$60,806	$10,341	$—	$(49,484)

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(17)

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Total
Options Purchased	286,714	—	—	—	286,714
Options Written	(3,079,286)	—	—	—	(3,079,286)
Warrants	—	—	—	1	1
Swaps Contracts	43,033,750	—	14,688,571	—	57,722,321
Futures Contracts	352	—	—	—	352
Forward Foreign Currency Contracts	—	(24,745)	—	—	(24,745)

Opportunistic Fixed

ASSET DERIVATIVES

	Interest Rate Risk	Foreign Exchange Risk	Total
Forward Foreign Currency Contracts(2)	$—	$5,281,851	$5,281,851

Total Value	$—	$5,281,851	$5,281,851

LIABILITY DERIVATIVES

	Interest Rate Risk	Foreign Exchange Risk	Total
Futures Contracts(3)	$(463,888)	$—	$(463,888)
Forward Foreign Currency Contracts(5)	—	(3,200,382)	(3,200,382)

Total Value	$(463,888)	$(3,200,382)	$(3,664,270)

NET REALIZED GAIN (LOSS)

	Interest Rate Risk	Foreign Exchange Risk	Total
Futures Contracts(9)	$(225,567)	$—	$(225,567)
Forward Foreign Currency Contracts(8)†	—	(163,809)	(163,809)

Total Realized Gain (Loss)	$(225,567)	$(163,809)	$(389,376)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

CHANGE IN APPRECIATION (DEPRECIATION)

	Interest Rate Risk	Foreign Exchange Risk	Total
Futures Contracts(14)	$(463,888)	$—	$(463,888)
Forward Foreign Currency Contracts(13)†	—	1,584,260	1,584,260

Total Change in Appreciation (Depreciation)	$(463,888)	$1,584,260	$1,120,372

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(17)

	Interest Rate Risk	Foreign Exchange Risk	Total
Futures Contracts	672	—	672
Forward Foreign Currency Contracts†	—	(3,688,856)	(3,688,856)

Emerging Markets

ASSET DERIVATIVES

	Foreign Exchange Risk	Equity Risk	Total
Futures Contracts(3)††	$—	$2,370,961	$2,370,961
Forward Foreign Currency Contracts(2)	758,180	—	758,180

Total Value	$758,180	$2,370,961	$3,129,141

LIABILITY DERIVATIVES

	Foreign Exchange Risk	Equity Risk	Total
Futures Contracts(3)††	$—	$(243,281)	$(243,281)
Forward Foreign Currency Contracts(5)	(1,378,649)	—	(1,378,649)

Total Value	$(1,378,649)	$(243,281)	$(1,621,930)

NET REALIZED GAIN (LOSS)

	Foreign Exchange Risk	Equity Risk	Total
Rights(7)	$—	$224,951	$224,951
Futures Contracts(9)††	—	1,301,338	1,301,338
Forward Foreign Currency Contracts(8)	(4,415,535)	—	(4,415,535)

Total Realized Gain (Loss)	$(4,415,535)	$1,526,289	$(2,889,246)

CHANGE IN APPRECIATION (DEPRECIATION)

	Foreign Exchange Risk	Equity Risk	Total
Futures Contracts(14)††	$—	$1,143,168	$1,143,168
Forward Foreign Currency Contracts(13)	(1,132,507)	—	(1,132,507)

Total Change in Appreciation (Depreciation)	$(1,132,507)	$1,143,168	$10,661

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(17)

	Foreign Exchange Risk	Equity Risk	Total
Rights	—	186,807	186,807
Futures Contracts††	—	41,005	41,005
Forward Foreign Currency Contracts	33,732,954	—	33,732,954

Global Low Volatility

ASSET DERIVATIVES

	Foreign Exchange Risk	Equity Risk	Total
Rights(1)	$—	$30,149	$30,149
Warrants(1)	—	761,304	761,304
Futures Contracts(3)	1,250	36,035	37,285
Forward Foreign Currency Contracts(2)	483,835	—	483,835

Total Value	$485,085	$827,488	$1,312,573

LIABILITY DERIVATIVES

	Foreign Exchange Risk	Equity Risk	Total
Forward Foreign Currency Contracts(5)	$(12,884)	$—	$(12,884)

Total Value	$(12,884)	$—	$(12,884)

NET REALIZED GAIN (LOSS)

	Foreign Exchange Risk	Equity Risk	Total
Rights(7)	$—	$60,830	$60,830
Warrants(7)	—	16,974	16,974
Futures Contracts(9)	(31,363)	1,720,791	1,689,428
Forward Foreign Currency Contracts(8)	1,918,511	—	1,918,511

Total Realized Gain (Loss)	$1,887,148	$1,798,595	$3,685,743

CHANGE IN APPRECIATION (DEPRECIATION)

	Foreign Exchange Risk	Equity Risk	Total
Rights(12)	$—	$30,149	$30,149
Warrants(12)	—	43,660	43,660
Futures Contracts(14)	1,250	36,035	37,285
Forward Foreign Currency Contracts(13)	379,933	—	379,933

Total Change in Appreciation (Depreciation)	$381,183	$109,844	$491,027

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

NUMBER OF CONTRACTS, NOTIONAL AMOUNTS OR SHARES/UNITS(17)

	Foreign Exchange Risk	Equity Risk	Total
Rights	—	114,316	114,316
Warrants	—	34,589	34,589
Futures Contracts	10	351	361
Forward Foreign Currency Contracts	(12,011,288)	—	(12,011,288)

*	Represents one security at $0 value as of March 31, 2015.
**	Centrally Cleared Swaps are valued at unrealized appreciation/depreciation on the Schedule of Investments. Only current day’s variation margin, if any, is reported on the Statements of Assets and Liabilities.
†	Includes Cross Currency Foreign Currency Contracts.
††	Includes Synthetic Futures.
(1)	Statements of Assets and Liabilities location: Investments, at value.
(2)	Statements of Assets and Liabilities location: Unrealized appreciation on open forward foreign currency contracts.
(3)

Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. Synthetic futures are presented as Synthetic futures, at value within the Statements of Assets and Liabilities.

(4)	Statements of Assets and Liabilities location: Swap contracts, at value and Variation margin receivable and Variation margin payable on swap contracts.
(5)	Statements of Assets and Liabilities location: Unrealized depreciation on open forward foreign currency contracts.
(6)	Statements of Assets and Liabilities location: Written options, at value.
(7)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Investments.
(8)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Forward foreign currency contracts and foreign currency related transactions.
(9)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Closed futures contracts.
(10)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Written option contracts.
(11)	Statements of Operations location: Amounts are included in Net realized gain (loss) on Swap contracts.
(12)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Investments.
(13)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Forward foreign currency contracts and foreign currency related transactions.
(14)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Open futures contracts.
(15)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Written option contracts.
(16)	Statements of Operations location: Amounts are included in Change in net unrealized appreciation (depreciation) on Swap contracts.
(17)	Amounts disclosed represent average number of contracts, notional amounts, or shares outstanding for the months that the Fund held such derivatives during the year ended March 31, 2015.

The Portfolio follows FASB ASC 815-10-50 “Disclosures about Credit Derivatives and Certain Guarantees”. This applies to written credit derivatives, hybrid instruments with embedded credit derivatives (for example, credit-linked notes), and certain guarantees.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

The following is a summary of open centrally cleared credit default swap positions held in Core Fixed at March 31, 2015:

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Maximum Potential Amount of Future Payments Under the Contract	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Value
17,000,000	USD	06/20/20	JPMorgan Chase N.A.	Buy	$17,000,000	(1.00%)	CDX.IG.24 CG24	$10,341	$(304,590)

Netting Agreements and Collateral Requirements

In order to better define contractual rights under derivative contracts and to secure rights that will help the Funds mitigate their counterparty risk, a sub-adviser may, on behalf of the Funds, enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with certain collateral held and/or posted and create a net payment. The provisions of the ISDA Master Agreement typically permit a net payment in the event of default including the bankruptcy or insolvency of the counterparty. Absent an event of default by the counterparty or termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across the transactions between the Funds and the applicable counterparty. The right to offset and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Funds’ credit risk to such counterparty equal to any amounts payable by the Funds under the applicable transactions, if any. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or if the Funds fails to meet the terms of its ISDA Master Agreements, which would cause the Funds to accelerate payment of any net liability owed to the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash collateral held at broker or cash collateral due to broker, respectively. Non-cash collateral pledged by or received by the Funds, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer is required, which is determined each day at the close of business of the Funds, typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement and any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The Funds are required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowings transactions that are

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

eligible for offset or subject to an enforceable master netting or similar agreement. The Funds’ derivative assets and liabilities at fair value by risk are presented in the tables above. For financial reporting purposes the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present the Funds’ derivative assets and liabilities by counterparty, net of amounts available for offset under a Master Netting Agreement (“MNA”) and net of related collateral received by the Funds for assets or pledged by the Funds for liabilities as of March 31, 2015.

Non-US Core Equity

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Received*	Net Amount of Derivative Assets(a)
Deutsche Bank AG	$1,602	$—	$—	$1,602
UBS AG	363,778	—	—	363,778

	$365,380	$—	$—	$365,380

(a)	Represents the net amount receivable from the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

Opportunistic Fixed

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Received*	Net Amount of Derivative Assets(a)
Barclays Bank Plc	$46,624	$—	$—	$46,624
Citibank N.A.	3,813,791	(1,450,360)	—	2,363,431
Deutsche Bank AG	447,186	(447,186)	—	—
Goldman Sachs	772,861	(772,861)	—	—
Standard Chartered Bank	201,389	(201,389)	—	—

	$5,281,851	$(2,871,796)	$—	$2,410,055

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Pledged*	Net Amount of Derivative Assets(b)
Citibank N.A.	$(1,450,360)	$1,450,360	$—	$—
Deutsche Bank AG	(480,799)	447,186	—	(33,613)
Goldman Sachs	(806,720)	772,861	—	(33,859)
JPMorgan Chase Bank	(24,446)	—	—	(24,446)
Standard Chartered Bank	(438,057)	201,389	—	(236,668)

	$(3,200,382)	$2,871,796	$—	$(328,586)

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

Emerging Markets

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Received*	Net Amount of Derivative Assets(a)
Citibank N.A. London	$758,180	$(758,180)	$—	$—
Goldman Sachs & Co.	556,973	(73,731)	—	483,242

	$1,315,153	$(831,911)	$—	$483,242

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Pledged*	Net Amount of Derivative Assets(b)
Citibank N.A. London	$(1,378,649)	$758,180	$—	$(620,469)
Goldman Sachs & Co.	(73,731)	73,731	—	—

	$(1,452,380)	$831,911	$—	$(620,469)

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

Global Low Volatility

Offsetting of Financial Assets and Derivative Assets:

Counterparty	Derivative Assets Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Received*	Net Amount of Derivative Assets(a)
Bank of New York	$3,843	$—	$—	$3,843
JPMorgan Chase Bank	129,586	(2,795)	—	126,791
UBS AG	350,406	(10,089)	—	340,317

	$483,835	$(12,884)	$—	$470,951

Offsetting of Financial Liabilities and Derivative Liabilities:

Counterparty	Derivative Liabilities Subject to MNA	Derivative Assets/(Liabilities) available for offset	Collateral Pledged*	Net Amount of Derivative Assets(b)
JPMorgan Chase Bank	$(2,795)	$2,795	$—	$—
UBS AG	(10,089)	10,089	—	—

	$(12,884)	$12,884	$—	$—

(a)	Represents the net amount receivable from the counterparty in the event of default.
(b)	Represents the net amount payable to the counterparty in the event of default.
*	In some instances, the actual collateral received and/or pledged may be more than the derivative asset or liability due to overcollateralization.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

(b)  Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis, and is adjusted for amortization of premium and discounts for debt securities. Income is not recognized, nor are premium and discount amortized, on securities for which collection is not expected. Withholding taxes on foreign dividend, interest, and capital gains have been provided for in accordance with the respective country’s tax rules and rates. Non-cash dividends, if any, are recorded at the fair value of the securities received. Interest income on inflation indexed securities is accrued daily based upon an inflation-adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified-cost basis.

(c)  Cash and short term investments

A Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency.

A Fund may invest a portion of its assets in shares issued by money market mutual funds. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager, pending investment of the Fund’s assets in portfolio securities. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of the Fund’s net assets. Cash equivalent holdings may be in any currency. When a Fund invests for temporary defensive purposes, such investments may affect the Fund’s ability to achieve its investment objective.

(d)  Securities lending

A Fund may lend its portfolio securities to qualified broker/dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current fair value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate fair value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. A liability for cash collateral is reflected in the Statements of Assets and Liabilities, and is categorized as Level 2 within the fair value hierarchy. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund’s portfolio securities. A Fund may not retain voting rights on securities while they are on loan.

Certain Funds may from time to time participate in a securities lending program under which the Funds’ custodian, State Street Bank and Trust Company (the “Custodian”) acting as securities lending agent, is authorized to lend Fund portfolio securities to qualified broker/dealers and financial institutions that post appropriate collateral. The Custodian has agreed to indemnify the Funds in case of default of any security borrower.

The securities lending revenue earned from April 1, 2014 through December 11, 2014 is shown in the Statement of Operations as “Securities lending income– affiliated”. SSGA Funds Management, Inc. (SSGA), an affiliate of the Custodian, acted as sub advisor to Large Cap Growth, Large Cap Value, Small/Mid Cap Growth, Small/Mid Cap Value, Non-US Core Equity, Emerging Markets and Global Low Volatility during that period. On December 12, 2014, the Funds’ participation in the Custodian’s securities lending program was suspended.

Mercer terminated SSGA as sub advisor to the Funds, as noted above, on February 25, 2015 and the Funds resumed the securities lending program February 26, 2015. Securities lending income earned in the period from February 26, 2015 through March 31, 2015 is shown in the Statement of Operations as “Securities lending income”. The Custodian reimbursed the Funds the amount of foregone revenue the Funds would have earned from securities lending from December 12, 2014 through February 25, 2015, which is shown in the Statement of Operations as “Other income — affiliated”.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

Securities on loan are fully collateralized and the collateral was equal to or exceeded the securities on loan at March 31, 2015. Cash collateral is invested in the State Street Institutional U.S. Government Money Market Fund, Premier Class. The Custodian receives a portion of the interest earned on any reinvested collateral. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2015 were as follows:

	Market Value of Loaned Securities	Value of Cash Collateral	Value of Non-Cash Collateral
Large Cap Growth	$7,930,256	$8,089,381	$—
Large Cap Value	8,340,465	8,633,539	—
Small/Mid Cap Growth	42,039,622	43,387,898	—
Small/Mid Cap Value	19,591,025	20,091,525	76,155
Non-US Core Equity	111,757,421	112,388,673	5,785,633
Core Fixed	4,363,716	4,499,360	—
Emerging Markets	14,801,744	15,592,377	—
Global Low Volatility	22,158,490	23,028,187	—

(e)  Repurchase agreements

A Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement (“MRA”) where the Fund purchases securities from a bank or broker/dealer who simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements are considered under the 1940 Act to be collateralized loans by a Fund to a seller secured by the securities transferred to the Fund. Repurchase agreements are fully collateralized and the collateral is marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund.

An MRA permits the Funds, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Funds. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Funds receive or post securities as collateral with a market value in excess of the repurchase price to be paid or received by the Funds upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds would recognize a liability with respect to such excess collateral to reflect the Funds’ obligation under bankruptcy law to return the excess to the counterparty. As of March 31, 2015, none of the Funds held open repurchase agreements.

(f)  Swaps

Swap contracts are derivatives in the form of a contract or similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Fund may engage in swaps, including, but not limited to, interest rate, currency, credit default, and index swaps, and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio, to modify the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Up-front payments received or made are reflected as “up-front net premiums received” or “up-front net

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

premiums paid”, respectively, on the Statement of Assets and Liabilities. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The credit default swap agreements may have as reference obligations one or more securities that are not currently held by a Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit worthiness and an increased market perception that there is a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rates, serve as an indication of the current status of the payment/performance risk.

Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

The equity swaps in which the Funds may invest involve agreements with a counterparty. The return to the Funds on any equity swap contract will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. The Funds will only enter into an equity swap contract on a net basis, i.e., the two parties’ obligations are netted out, with the Funds paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

Whether a Fund’s use of swap agreements or swap options will be successful in achieving the Fund’s investment objective will depend on the Subadvisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap at the time of default, and not the entire notional amount of the swap contract now that the potential loss can be mitigated by the posting of collateral and offsetting provisions of the ISDA. The Subadvisor that enters into the swap agreement will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of counterparty default on swaps.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

Because swaps are two party contracts that may be subject to contractual restrictions on transferability and termination, and they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. However, the Trust has adopted procedures pursuant to which the Advisor may determine that swaps (including swap options) are liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) enacted in 2010, a regulatory framework for certain OTC derivatives, such as swaps was enacted. The Dodd-Frank Act requires many swap transactions to be executed on registered exchanges or through swap execution facilities, cleared through a regulated clearinghouse, and publicly reported. In addition, many market participants are now regulated as swap dealers or swap participants, and are subject to certain minimum capital and margin requirements and business conduct standards.

The swaps market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds’ ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit and interest derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of the original counterparty. The Fund typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. Cash margin is recorded on the Statements of Assets and Liabilities as cash collateral held at broker on open swap contracts. Swap agreements are marked to market daily. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statements of Assets and Liabilities. Only a limited number of derivative transactions are currently eligible for clearing by clearinghouses.

A Fund will accrue for interim payments on swap contracts on a daily basis, with the net amount recorded as interest payable or receivable on swap contracts on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap contracts, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statements of Operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts (swap contracts, at value on the Statements of Assets and Liabilities).

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of realized gain (loss) on the Statements of Operations.

The swaps in which the Fund may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. The Fund’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor or Subadvisor is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that Subadvisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If a Subadvisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments.

During the year ended March 31, 2015, Core Fixed used swap agreements to adjust interest rate and yield curve exposure or to manage credit exposure. See the Core Fixed Schedule of Investments for a listing of open swap agreements as of March 31, 2015.

(g)  Futures

A futures contract is a contractual agreement to buy or sell a specific amount of a commodity or financial instrument at a predetermined price on a stipulated future date. A Fund may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies. Futures contracts may be opened to protect against the adverse effects of fluctuations in security prices, interest rates, or foreign exchange rates without actually buying or selling the securities or foreign currency. A Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

A purchase of a futures contract means the acquisition of a contractual right of a Fund to obtain delivery of the securities, indices or foreign currency underlying the contract at a specified price on a specified future date. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities, indices or foreign currency underlying the contract at a specified price on a specified date.

When a Fund enters into a futures contract, it must deliver to the futures commission merchant selected by the Fund an amount referred to as “initial margin.” This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Futures contracts are marked-to-market daily, depending upon changes in the price of the underlying securities, indices or foreign currencies subject to the futures contracts, and the change in value is recorded by the Fund as a variation margin payable or receivable. The Fund recognizes gains and losses on futures contracts in addition to the variation margin, which gains and losses are considered realized at the time the contracts expire or close.

A Fund may enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission (“CFTC”) for sale to customers in the United States, or on foreign exchanges. In addition, a Fund may sell stock index futures in anticipation of, or during a market decline to attempt to offset the decrease in the market value of the Fund’s common stocks that might otherwise result, and a Fund may purchase such contracts in order to offset increases in the cost of common stocks that it intends to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

In entering into futures contracts and options on futures contracts, there is a credit risk that a counterparty will not be able to meet its obligations to the Fund. The counterparty for futures contracts and options on futures contracts traded in the United States and on most foreign futures exchanges is the clearinghouse associated with such exchange. In general, clearinghouses are backed by the corporate members of the clearinghouse who are required to share any financial burden resulting from the non-performance by one of its members and, as such, should significantly reduce this credit risk. In cases where the clearinghouse is not backed by the clearing members (i.e., some foreign exchanges), it is normally backed by a consortium of banks or other financial institutions. There can be no assurance that any counterparty, clearing member or clearinghouse will be able to meet its obligations to the Fund.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

Where the futures market is not as developed or where the regulations prevent or make it disadvantageous to trade futures, Emerging Markets will utilize synthetic futures as part of the country selection strategy implementation. A synthetic future operates like a swap transaction and uses equity index swaps on equity index futures. These are marked to market daily and the change in value is recorded as unrealized gain or loss in the Statement of Operations.

During the year ended March 31, 2015, Large Cap Growth, Large Cap Value, Small/Mid Cap Growth, Small/Mid Cap Value, Non-US Core Equity, Emerging Markets and Global Low Volatility used futures to equitize cash. Core Fixed and Opportunistic Fixed used futures to adjust interest rate exposure and replicate government bond positions. Emerging Markets also used futures to create passive index exposure to certain domestic emerging market country indices in the Fund. See the Large Cap Growth, Large Cap Value, Small/Mid Cap Growth, Small/Mid Cap Value, Non-US Core Equity, Core Fixed, Opportunistic Fixed, Emerging Markets and Global Low Volatility Schedules of Investments for a listing of open futures contracts as of March 31, 2015.

(h)  Options

The Funds may purchase and sell (write) put and call options on debt securities, currencies and indices to enhance investment performance, manage duration, or protect against changes in market prices. The Funds may also buy and sell combinations of put and call options on the same underlying security, currency or index. Short (sold) options positions will generally be hedged by the Funds with cash, cash equivalents, current portfolio security holdings, or other options or futures positions.

The Funds may enter into swap options (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may sell (write) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund generally will incur a greater degree of risk when the Fund writes a swaption than the Fund will incur when it purchases a swaption. When a Fund purchases a swaption, the Fund’s risk of loss is limited to the amount of the premium it has paid should it decide to let the swaption expire unexercised. However, when a Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement.

When the Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option, it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

extent of the Fund’s exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities, currencies and interest rates.

During the year ended March 31, 2015, Non-US Core Equity used options to adjust exposure to foreign currency and to efficiently maintain liquidity. Core Fixed used options to manage interest rate and volatility exposure.

See the Non-US Core Equity and the Core Fixed Schedules of Investments for a listing of options contracts as of March 31, 2015.

Transactions in written option contracts for Core Fixed for the year ended March 31, 2015, is as follows:

	Number of Contracts/ Notional Amount	Premiums Received
Options outstanding at March 31, 2014	175	$23,279
Options written	1,560	263,638
Options terminated in closing purchase transactions	(691)	(134,256)
Options expired	(784)	(114,514)

Options outstanding at March 31, 2015	260	$38,147

(i)  Forward foreign currency contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time the contract was opened and the value at the time the contract was closed.

The Funds will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Custodian or the Fund’s sub-custodian will segregate assets in a segregated account of the Fund in an amount not less than the value of the Fund’s total assets committed to the consummation of such forward contract. If the additional segregated assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund’s commitments with respect to such contract.

During the year ended March 31, 2015, Large Cap Value used forward foreign currency contracts to partially hedge Japanese Yen exposure on the currency risk embedded in one ADR position. Opportunistic Fixed used forward foreign currency contracts for a variety of purposes, including hedging, risk management, efficient portfolio management, enhancing total returns, or as a substitute for taking a position in the underlying asset. Emerging Markets and Global Low Volatility used forward foreign currency contracts to hedge, cross hedge or to actively manage the currency exposures in the Funds. See the Opportunistic Fixed, Emerging Markets and Global Low Volatility Schedules of Investments for a listing of open forward foreign currency contracts as of March 31, 2015.

(j)  Foreign currency translation

The books and records of each Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into US dollars at the foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the respective dates of such transactions. Unrealized gains and losses that result

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

from changes in foreign currency exchange rates have been included in the unrealized gains (losses) on foreign currency translations within each Fund’s Statement of Operations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions.

(k)  When-issued securities/TBA securities

Purchasing securities on a “when-issued” basis is a commitment by a Fund to buy a security before the security is actually issued. A Fund may purchase securities offered on a “when-issued” or “forward delivery” basis such as TBA securities. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring the securities unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining the Fund’s NAV. The market value of when-issued or forward delivery securities may be more or less than the purchase price. Certain risks may arise upon entering into when-issued or forward delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer’s failure to issue the securities due to political, economic, or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date. See the Core Fixed and Opportunistic Fixed Schedules of Investments for TBA and when-issued securities held as of March 31, 2015.

(l)  Real estate investment trusts

The Funds may invest in real estate investment trusts (“REITs”), which pool investors’ funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement to distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.

A shareholder in a Fund, by investing in REITs through the Fund, will bear not only the shareholder’s proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT’s failure to maintain exemption from registration under the 1940 Act. Dividends representing a return of capital are reflected as a reduction of cost and/or as a realized gain when the amount of the return of capital is conclusively determined. See each Fund’s Schedule of Investments for REIT securities held as of March 31, 2015.

(m)  Mortgage-related and other asset-backed securities

The Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of stripped mortgage-backed security has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class). Payments received for the IOs are included in interest income on the Statements of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the cost basis of the security on a daily basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities. See the Schedule of Investments for mortgage-backed and asset-backed securities held by Core Fixed as of March 31, 2015.

(n)  Mortgage dollar roll and treasury roll transactions

The Funds may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

The Funds may enter into treasury roll transactions. In a treasury roll transaction the Fund sells a treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price at a future settlement date. The Fund receives cash from the sale of the treasury security to use for other investment purposes. The difference between the sale and repurchase price represents net interest income or net interest expense. Under GAAP, the treasury roll transaction is accounted for as a financing transaction and not as a purchase or sale. During the term of the borrowing the Fund records the related interest income or interest expenses on an accrual basis. Treasury roll transactions involve the risk that the market value of the securities that the Fund is required to repurchase may decline below the agreed upon repurchase price of those securities.

Treasury roll transactions are entered into by the Funds under an MRA. An MRA permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With treasury roll transactions, typically the Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund obligation under bankruptcy law to return the excess to the counterparty. The Funds did not hold open treasury rolls as of March 31, 2015.

(o)  Bank loans

Core Fixed may invest in bank loans, which include institutionally-traded floating rate securities generally acquired as an assignment from another holder of, or participation interest in, loans originated by a bank or financial institution (the ‘‘Lender’’) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the loan agreement and only upon receipt by the Lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the Lender that is selling the loan agreement. At March 31, 2015, the Funds held no unfunded loan commitments.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

(p)  Indexed securities

The Funds may invest in indexed securities where the redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Funds use indexed securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment.

(q)  Taxes and distributions

The Funds intend to qualify each year as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (“the Code”). The Funds intend to distribute substantially all of their net investment income and net realized short-term and long-term gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal and state income or excise tax is necessary.

The Funds utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

On March 31, 2015, the following Funds had deferred capital losses available to be offset against future net capital gains through the indicated expiration dates as follows:

	Expiring March 31,
	2016	2017	2018	2019	Unlimited
Emerging Markets	$—	$—	$—	$—	$496,179

During the year ended March 31, 2015 the following Funds utilized capital loss carryforwards:

Emerging Markets	$3,494,241

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of March 31, 2015, Opportunistic Fixed and Emerging Markets have elected to defer current year post-October losses of $1,127,850 and $11,373,751, respectively. Small Mid/Cap Growth and Emerging Markets have elected to defer late-year ordinary losses of $597,544 and $588,622, respectively, as arising on April 1, 2015.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

As of March 31, 2015, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Growth	$328,628,820	$51,781,348	$(8,445,626)	$43,335,722
Large Cap Value	323,648,894	55,808,256	(8,415,515)	47,392,741
Small/Mid Cap Growth	436,606,650	90,940,486	(11,370,548)	79,569,938
Small/Mid Cap Value	442,696,269	48,079,448	(14,680,006)	33,399,442
Non-US Core Equity	2,042,965,104	210,105,700	(68,868,938)	141,236,762
Core Fixed	907,527,507	28,556,838	(5,859,031)	22,697,807
Opportunistic Fixed	428,484,174	2,539,640	(43,346,097)	(40,806,457)
Emerging Markets	1,106,243,475	77,753,963	(73,174,148)	4,579,815
Global Low Volatility	799,908,283	64,960,447	(24,084,466)	40,875,981

The temporary differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to wash sale loss deferrals, investments in passive foreign investment companies and other basis adjustments.

As of March 31, 2015, the Funds had no uncertain tax positions that would require recognition, derecognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended March 31, 2015 remains subject to examination by the Internal Revenue Service.

The Funds’ policy is to declare and pay distributions from net investment income and net realized short-term and long-term gains at least annually. All distributions are paid in shares of the Funds, at NAV, unless the shareholder elects to receive cash distributions. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise taxes on the Funds. The amount of any distribution will vary, and there is no guarantee that a Fund will pay either income dividends or capital gains distributions.

During the years ended March 31, 2015 and March 31, 2014, the tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid, were as follows:

	2015		2014
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Large Cap Growth	$14,492,112	$80,121,669	$10,178,962	$73,441,379
Large Cap Value	10,792,989	45,778,425	6,835,803	—
Small/Mid Cap Growth	12,410,352	41,166,667	16,026,482	45,018,015
Small/Mid Cap Value	26,104,424	44,373,704	34,388,584	37,244,306
Non-US Core Equity	65,007,286	153,000,389	51,237,787	85,693,489
Core Fixed	32,695,835	10,535,458	24,984,359	5,718,416
Opportunistic Fixed	19,485,679	90,694	2,280,082	—
Emerging Markets	18,781,299	—	13,888,576	—
Global Low Volatility	27,269,525	26,003,646	28,469,221	100,937

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

As of March 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gains	Capital Losses Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Distributable Earnings
Large Cap Growth	$10,020,554	$16,156,028	$(4,132)	$43,335,722	$69,508,172
Large Cap Value	3,161,160	22,039,446	(3,934)	47,392,749	72,589,421
Small/Mid Cap Growth	—	17,935,647	(598,313)	79,570,208	96,907,542
Small/Mid Cap Value	239,644	6,855,161	(633)	33,399,428	40,493,600
Non-US Core Equity	8,758,712	27,716,293	(5,883)	141,011,808	177,480,930
Core Fixed	10,545,157	2,338,812	(9,217)	22,502,034	35,376,786
Opportunistic Fixed	2,219,571	—	(1,138,691)	(41,711,276)	(40,630,396)
Emerging Markets	—	—	(12,458,552)	3,926,741	(8,531,811)
Global Low Volatility	10,815,495	31,837,180	—	40,823,076	83,475,751

All other differences are temporary losses related to mostly organizational costs and other timing adjustments.

(r)  Allocation of expenses and income

The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated among the applicable Funds, taking into consideration, among other things, the nature and type of expense and the relative size of each applicable Fund.

(s)  Redemption fees

While none of the Funds’ classes have initial or contingent deferred sales charges on purchases of Fund shares, redemptions of Fund shares held less than 30 days may be assessed a 2% short-term trading fee and recorded as paid-in capital.

3.	Credit agreement

The Trust had entered into a Credit Agreement on behalf of the Funds (“the Agreement”) with a bank pursuant to a revolving line of credit. Borrowings for each Fund under the Agreement were limited to the lesser of $50,000,000 or 33 1/3% of a Fund’s Total Net Assets provided borrowings did not exceed, in the aggregate, $50,000,000. Under the terms of the Agreement the Trust paid an annual commitment fee at the rate 0.15% per year on the difference between the total line of credit and the average daily amount of borrowings outstanding. Interest was charged to the Funds based on its borrowings at a variable rate equal to the Overnight Rate plus 1.25%. The Agreement expired on June 23, 2014 and was not renewed. The Funds did not borrow under the Agreement during the period the agreement was in effect.

4.	Indemnities

In the normal course of business, the Funds enter into contracts that require them to provide a variety of representations or general indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

5.	Fees and other transactions with affiliates

The Advisor provides investment advisory services to each Fund pursuant to an investment management agreement. Pursuant to the investment management agreement, each Fund pays the Advisor a fee for managing the Fund’s investments at an annual rate of:

	Investment Advisory Fee* on Net Assets
	Average net assets up to $750 million	Average net assets in excess of $750 million
Large Cap Growth	0.55%	0.53%
Large Cap Value	0.53%	0.51%
Small/Mid Cap Growth	0.90%	0.88	%**
Small/Mid Cap Value	0.90%	0.88	%**
Non-US Core Equity	0.75%	0.73%
Core Fixed	0.35%	0.33%
Opportunistic Fixed	0.80%	0.78	%**
Emerging Markets	0.80%	0.78	%**
Global Low Volatility	0.75%	0.73	%**

*	Consists of the total advisory fee payable by the Funds to the Advisor. The Advisor is responsible for paying the subadvisory fees.
**	Prior to July 1, 2014, the Investment Advisory fee on average net assets in excess of $750 million was 0.90%, 0.90%, 0.80%, 0.80% and 0.75%, respectively.

Such fees as referenced above are shown in the Advisory fees line in the Statements of Operations. The Advisor provides certain internal administrative services to the Class S, Class Y-1 and Class Y-2 shares of the Funds, for which the Advisor receives a fee of 0.15%, 0.10% and 0.05% of the average daily net assets of the Class S, Class Y-1 and Class Y-2 shares of the Funds, respectively. These internal administrative services include attending to shareholder correspondence, assisting with the processing of purchases and redemptions of shares, preparing and disseminating information and documents for use by beneficial shareholders and monitoring and overseeing non-advisory relationships with entities providing services to the Class S, Class Y-1 and Class Y-2 shares, including the transfer agent. However, Class S, Class Y-1 and Class Y-2 shares have not commenced operations.

The Funds have adopted a plan of marketing and service, or “12b-1 plan” to finance the provision of certain shareholder services to the owners of Class S and Class Y-1 shares of the Funds (collectively referred to as the “plans”). The plan provides for payments at annual rates (based on average net assets) of up to 0.25% of each Fund’s Class S and Class Y-1 shares. However, Class S and Class Y-1 shares have not commenced operations.

The Trust, with respect to each Fund, and the Advisor have entered into a written contractual fee waiver and expense reimbursement agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or reimburse expenses in an amount necessary to limit each Fund’s total annual operating expenses to an annual rate (as a percentage of each Fund’s average daily net assets) as set forth in the table below. For the year ended March 31, 2015, the fees were reimbursed to the extent that each Fund’s class expenses exceeded the net expense rates of average daily net assets of the Fund class. These reimbursements are shown in the Reimbursement of expenses line in the Statements of Operations. The written contractual fee waiver and expense reimbursement agreement for each Fund, with the exception of Opportunistic Fixed, expired effective July 31, 2014.

	Class S	Class Y-1	Class Y-2	Class Y-3
Large Cap Growth	1.07%	1.02%	0.72%	0.57%
Large Cap Value	1.05%	1.00%	0.70%	0.55%
Small/Mid Cap Growth	1.47%	1.42%	1.12%	0.97%
Small/Mid Cap Value	1.47%	1.42%	1.12%	0.97%
Non-US Core Equity	1.37%	1.32%	1.02%	0.87%

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

	Class S	Class Y-1	Class Y-2	Class Y-3
Core Fixed	0.87%	0.82%	0.52%	0.37%
Opportunistic Fixed	1.40%	1.35%	1.05%	0.90%
Emerging Markets	1.60%	1.55%	1.25%	0.95%
Global Low Volatility	1.35%	1.30%	1.00%	0.85%

Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waiver and expense reimbursement, to the extent that such reimbursement of the Advisor by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund. For the year ended March 31, 2015, the Advisor recovered $55,146 in reimbursed expenses from Global Low Volatility.

Pursuant to the Funds’ expense reimbursement agreement, the Advisor can recapture certain amounts waived or reimbursed over the past three 12-month periods ended July 31, 2014. The following amounts were available for recapture as of July 31, 2014:

	Expenses Reimbursed in the 12-Months Ended July 31,
	2012	2013	2014
	Subject to Recapture until July 31,
	2015	2016	2017
Large Cap Growth	$243,890	$206,394	$248,632
Large Cap Value	268,658	198,065	240,121
Small/Mid Cap Growth	240,500	85,083	54,175
Small/Mid Cap Value	237,686	84,500	103,551
Non-US Core Equity	1,321,132	—	—
Core Fixed	661,339	556,235	651,589
Opportunistic Fixed	—	—	253,811
Emerging Markets	83,093	556,088	556,688
Global Low Volatility	—	131,146	—

Pursuant to a transfer agency agreement with State Street Bank and Trust Co. (“SSB”), SSB had agreed to waive it’s fees and out of pocket expenses, up to $33,000 per month for the Funds in the aggregate. Effective January 1, 2015, that agreement has been amended and SSB is no longer waiving these fees. For the period April 1, 2014 through December 31, 2014, the fees waived are shown in the Fee reductions line in the Statements of Operations.

6.	Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended March 31, 2015, were as follows:

	Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases
Large Cap Growth	$—	$412,041,075
Large Cap Value	—	207,852,054
Small/Mid Cap Growth	—	302,771,302
Small/Mid Cap Value	—	374,377,979
Non-US Core Equity	—	2,112,868,252
Core Fixed	1,154,841,922	527,016,768
Opportunistic Fixed	—	364,058,242
Emerging Markets	—	608,380,675
Global Low Volatility	—	598,892,122

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

	Long-Term U.S. Government Securities	Other Long-Term Securities
Sales
Large Cap Growth	$—	$460,990,498
Large Cap Value	—	254,206,236
Small/Mid Cap Growth	—	301,125,795
Small/Mid Cap Value	—	346,426,139
Non-US Core Equity	—	1,941,780,269
Core Fixed	1,455,085,405	382,973,753
Opportunistic Fixed	—	181,405,003
Emerging Markets	—	411,941,660
Global Low Volatility	—	588,159,359

7.	Share transactions

Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Transactions in Fund shares were as follows:

Large Cap Growth

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	6,185,388	$77,587,271	220,686	$2,949,064
Shares issued to shareholders in reinvestment of distributions	8,784,938	94,613,781	6,477,176	83,620,341
Shares repurchased	(9,582,950)	(122,468,542)	(13,790,756)	(196,510,818)

Net increase (decrease)	5,387,376	$49,732,510	(7,092,894)	$(109,941,413)

Large Cap Value

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	4,511,523	$56,106,037	232,374	$2,849,063
Shares issued to shareholders in reinvestment of distributions	4,919,253	56,571,414	570,125	6,835,803
Shares repurchased	(7,663,555)	(96,489,912)	(19,376,634)	(214,892,997)

Net increase (decrease)	1,767,221	$16,187,539	(18,574,135)	$(205,208,131)

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

Small/Mid Cap Growth

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	9,332,692	$111,300,308	2,889,213	$37,028,139
Shares issued to shareholders in reinvestment of distributions	4,650,783	53,577,019	5,049,172	61,044,497
Shares repurchased	(7,407,808)	(90,991,076)	(13,016,216)	(164,272,001)

Net increase (decrease)	6,575,667	$73,886,251	(5,077,831)	$(66,199,365)

Small/Mid Cap Value

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	10,577,321	$108,544,174	6,584,297	$74,869,203
Shares issued to shareholders in reinvestment of distributions	7,710,955	70,478,128	6,815,689	71,632,890
Shares repurchased through in-kind redemption*	—	—	(3,518,476)	(39,406,931)
Shares repurchased	(6,285,557)	(64,094,432)	(13,337,366)	(152,670,310)

Net increase (decrease)	12,002,719	$114,927,870	(3,455,856)	$(45,575,148)

*	The fund had a redemption in-kind on May 6, 2013.

Non-US Core Equity

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	44,854,131	$511,679,522	32,304,150	$365,809,642
Shares issued to shareholders in reinvestment of distributions	21,352,368	218,007,675	11,990,479	136,931,276
Shares repurchased through in-kind redemption*	—	—	(16,779,118)	(188,093,909)
Shares repurchased	(29,317,958)	(331,351,266)	(71,884,254)	(817,992,339)

Net increase (decrease)	36,888,541	$398,335,931	(44,368,743)	$(503,345,330)

*	The fund had a redemption in-kind on May 3, 2013.

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

Core Fixed

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	18,919,349	$199,255,007	18,298,152	$191,482,003
Shares issued to shareholders in reinvestment of distributions	4,225,933	43,231,293	2,998,318	30,702,775
Shares repurchased	(40,863,194)	(433,922,784)	(20,376,062)	(211,810,617)

Net increase (decrease)	(17,717,912)	$(191,436,484)	920,408	$10,374,161

Opportunistic Fixed

	Year Ended March 31, 2015		Period from August 21, 2013 (commencement of operations) through March 31, 2014
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	21,642,636	$219,014,162	25,054,617	$253,754,909
Shares issued to shareholders in reinvestment of distributions	2,114,079	19,576,373	223,977	2,280,082
Shares repurchased	(5,370,938)	(55,031,383)	(305,258)	(3,148,606)

Net increase	18,385,777	$183,559,152	24,973,336	$252,886,385

Emerging Markets

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	35,613,656	$362,012,477	42,700,320	$421,595,439
Shares issued to shareholders in reinvestment of distributions	1,946,249	18,781,299	1,401,471	13,888,576
Shares repurchased	(13,852,646)	(142,644,424)	(7,061,813)	(71,130,846)

Net increase	23,707,259	$238,149,352	37,039,978	$364,353,169

Global Low Volatility

	Year Ended March 31, 2015		Year Ended March 31, 2014
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	22,126,406	$272,817,683	40,641,924	$462,693,554
Shares issued to shareholders in reinvestment of distributions	4,495,626	53,273,171	2,435,648	28,570,158
Shares repurchased	(19,537,419)	(243,542,599)	(9,468,727)	(111,439,468)

Net increase	7,084,613	$82,548,255	33,608,845	$379,824,244

Mercer Funds

Notes to the Financial Statements (Continued)

March 31, 2015

8.	Recent accounting pronouncement

In June 2014, the Financial Accounting Standards Board (FASB) issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014, and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

9.	Subsequent events

Management has evaluated the impact of subsequent events through May 28, 2015, the date the financial statements were available to be issued for possible adjustment to and/or disclosure in the Funds’ financial statements. Management has determined that there are no material events that would require adjustment and/or disclosure in the Funds’ financial statements through this date.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Mercer Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Mercer Funds (the “Funds”), comprising Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Core Fixed Income Fund, Mercer Opportunistic Fixed Income Fund, Mercer Emerging Markets Equity Fund, and Mercer Global Low Volatility Equity Fund as of March 31, 2015, the related statements of operations for the period then ended, and the statements of changes in net assets and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2015, the results of their operations for the period then ended, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

May 28, 2015

Mercer Funds

Additional Information (Unaudited)

Proxy Voting

A description of the policies and procedures that the Advisor and each Fund’s Subadvisors use to determine how to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-866-658-9896, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information about Funds’ proxy voting decisions are available without charge, online on the Funds’ website at http://www.mercer.us/mutual-funds-on-offer.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, which when filed, will be available on the SEC’s website at http://www.sec.gov. When filed, the Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Federal Tax Information

The amount of long-term capital gains paid for the fiscal year ended March 31, 2015, the amount of long-term capital gains paid were as follows:

Fund
Large Cap Growth	$80,121,669
Large Cap Value	45,778,425
Small/Mid Cap Growth	41,166,667
Small/Mid Cap Value	44,373,704
Non-US Core Equity	153,000,389
Core Fixed	10,535,458
Opportunistic Fixed	90,694
Global Low Volatility	26,003,646

For the year ended March 31, 2015, Non-US Core Equity and Emerging Markets had foreign tax credits in the amount of $4,927,848 and $2,082,438, respectively, and foreign source income of $55,953,150 and $27,144,066, respectively.

Qualified dividend income (“QDI”) received by the Funds through March 31, 2015, that qualified for a reduced tax rate pursuant to the Internal Revenue Code Section 1(h)(11) are as follows:

Fund	QDI
Large Cap Growth	$3,505,843
Large Cap Value	7,337,872
Small/Mid Cap Growth	2,585,234
Small/Mid Cap Value	3,516,942
Non-US Core Equity	34,412,389
Core Fixed	195,300
Emerging Markets	17,270,525
Global Low Volatility	13,180,347

For corporate shareholders, a portion of the ordinary dividends paid during the Funds’ year ended March 31, 2015, qualified for the dividends received deduction, as follows:

Fund
Large Cap Growth	15.81%
Large Cap Value	55.76%
Small/Mid Cap Growth	26.86%
Small/Mid Cap Value	17.16%
Global Low Volatility	21.79%

Mercer Funds

Additional Information (Unaudited) (Continued)

Board Approval of Subadvisory Agreements for Certain of the Funds during the period October 1, 2014 through March 31, 2015

Mercer Global Low Volatility Equity Fund

At a meeting of the Board of Trustees (the “Board” or the “Trustees”) of Mercer Funds (the “Trust”) held on February 5, 2015 (the “February Meeting”), the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Trust or Mercer Investment Management, Inc., the Trust’s investment advisor (the “Advisor”) (together, the “Independent Trustees”), considered and approved the proposed subadvisory agreement (the “Proposed Martingale Subadvisory Agreement”) between the Advisor and Martingale Asset Management, L.P. (“Martingale”) with respect to the Mercer Global Low Volatility Equity Fund (the “Global Low Volatility Fund”).

In considering the approval of the Proposed Martingale Subadvisory Agreement, the Independent Trustees considered the information and materials from the Advisor, Martingale and counsel that included, as to Martingale and the Global Low Volatility Fund: (i) the Proposed Martingale Subadvisory Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected, and recommended Martingale for the Board’s approval, and the Advisor’s rationale for recommending that Martingale be appointed as a subadvisor to the Global Low Volatility Fund, and how Martingale would supplement the Global Low Volatility Fund’s other current subadvisors; (iii) the nature, extent, and quality of the services that Martingale proposed to provide to the Global Low Volatility Fund; (iv) the investment management business, portfolio management personnel, operations, prior investment experience, and reputation of Martingale; (v) Martingale’s brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by Martingale for its services to the Global Low Volatility Fund, and a comparison of those fees to other accounts that Martingale manages; (vii) a summary of Martingale’s compliance program; (viii) information regarding Martingale’s historical performance returns managing an investment mandate similar to the Global Low Volatility Fund’s investment mandate, and a comparison of such performance to a relevant index; and (ix) the financial condition of Martingale.

In addition, the Independent Trustees considered presentations made by, and discussions held with, representatives of the Advisor. The Independent Trustees considered and analyzed factors that they deemed relevant with respect to Martingale, including: the nature, extent, and quality of the services to be provided to the Global Low Volatility Fund by Martingale; Martingale’s management style and investment decision-making process; Martingale’s historical performance record managing investment products similar to the Global Low Volatility Fund; the qualifications and experience of the members of Martingale’s portfolio management team; and Martingale’s staffing levels and overall resources. The Independent Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with each of the subadvisors, which includes extensive management and compliance due diligence with respect to the management and operations of each of the subadvisors. Additionally, the Independent Trustees received assistance and advice regarding legal and industry standards and reviewed materials supplied by their independent legal counsel which were intended to assist the Independent Trustees in fulfilling their duties under the 1940 Act.

In particular, and as to Martingale, the Board, including the Independent Trustees, considered the following factors:

(a) The nature, extent, and quality of the services to be provided by Martingale. The Independent Trustees reviewed the nature, extent, and quality of the services to be provided by Martingale to the Global Low Volatility Fund. The Independent Trustees discussed the specific investment management process that Martingale indicated that it will employ to manage its allocated portion of the Global Low Volatility Fund’s investment portfolio (which was described in detail in the materials provided by Martingale), the qualifications of Martingale’s portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of the Global Low Volatility Fund’s investment portfolio that Martingale would be managing, and the performance record of Martingale as compared to a relevant benchmark. The Independent Trustees considered Martingale’s infrastructure and resources, and whether Martingale’s organization appeared to support Martingale’s strategy adequately. The Independent Trustees also discussed the Advisor’s review, selection, and due diligence process with respect to Martingale, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory

Mercer Funds

Additional Information (Unaudited) (Continued)

services expected to be provided to the Global Low Volatility Fund by Martingale. The Independent Trustees determined that the Global Low Volatility Fund and its shareholders would benefit from the quality and experience of Martingale’s portfolio managers and the qualifications of its investment professionals. Based on their consideration and review of the foregoing information, the Independent Trustees concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by Martingale, as well as Martingale’s ability to render such services based on Martingale’s experience, operations and resources, were appropriate for the Global Low Volatility Fund, in light of the Global Low Volatility Fund’s investment objective, and the mandate relating to the allocated portion of the Global Low Volatility Fund’s investment portfolio that Martingale would manage.

(b) Comparison of the services to be rendered and fees to be paid to Martingale under other advisory and subadvisory contracts, such as those with other clients. The Independent Trustees discussed the services that would be rendered by Martingale and evaluated the compensation to be paid to Martingale by the Advisor for those services. The Independent Trustees noted that the services that Martingale would furnish to the Global Low Volatility Fund appeared to be comparable to the services that Martingale currently provides to its other advisory and subadvisory clients having similar investment strategies. The Independent Trustees also considered comparisons of the fees that will be paid to Martingale by the Advisor in light of the fees that were charged by Martingale to its other advisory clients, as disclosed in Martingale’s Form ADV, Part 2A (Firm Brochure) and in its 15(c) Questionnaire responses, including commingled and separate accounts. The Independent Trustees also considered that the fees agreed to by Martingale were the result of an arm’s length bargain negotiated by unaffiliated parties. The Independent Trustees also noted that, while Martingale’s fee schedule did include breakpoints, the benefit of the breakpoints would go to the Advisor, and not to the Fund, and would be reflected in the Advisor’s profitability, which had been reviewed by the Independent Trustees.

The Independent Trustees considered the review, selection, and due diligence process employed by the Advisor, in determining to recommend Martingale to serve as a subadvisor to the Global Low Volatility Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to Martingale for its services to the Global Low Volatility Fund were reasonable. The Independent Trustees emphasized in their discussions that the subadvisory fees of Martingale would be paid by the Advisor, and were not additional fees to be borne by the Global Low Volatility Fund or its shareholders. Based on their discussion, the Independent Trustees concluded that, in light of the nature, quality, and extent of the services to be provided, the proposed fees to be paid to Martingale with respect to the assets of the Global Low Volatility Fund to be allocated to Martingale appeared to be reasonable in relation to the services that were expected to be provided by Martingale to the Fund. The Independent Trustees also considered the potential “fallout” or ancillary benefits that may accrue to Martingale from its relationship with the Global Low Volatility Fund and concluded that they were reasonable.

Since the fees to be paid to Martingale were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability of Martingale was not considered relevant to the Independent Trustees’ deliberations. The Independent Trustees took note of the Advisor’s explanation that the recommended appointment of Martingale was not affected by the impact that the appointment would have on the Advisor revenues and profitability, and recalled that the Advisor had demonstrated that the appointment of Martingale may result in a benefit to the Advisor as a result of the potential for increased profitability for the Advisor, which had been reported to and reviewed by the Independent Trustees. On the basis of these considerations, the Board concluded that, in light of the nature, extent and quality of the services expected to be provided by Martingale and the proposed fees to be paid to Martingale by the Advisor for managing its allocated portion of the Global Low Volatility Fund, the potential benefits accruing to Martingale as a result of serving as a subadvisor to the Global Low Volatility Fund were reasonable in relation to the services that were expected to be provided by Martingale to the Global Low Volatility Fund.

(c) Investment performance of the Global Low Volatility Fund and Martingale. Because Martingale was a newly proposed subadvisor to the Global Low Volatility Fund, the Independent Trustees could not consider Martingale’s investment performance in managing the Global Low Volatility Fund as a factor in evaluating

Mercer Funds

Additional Information (Unaudited) (Continued)

the Proposed Martingale Subadvisory Agreement. However, the Independent Trustees reviewed Martingale’s historical investment performance record in subadvising other investment companies and accounts that were comparable to the Global Low Volatility Fund. The Independent Trustees also compared the historical investment performance of Martingale to relevant benchmarks and concluded that Martingale’s historical performance record, viewed together with the other factors considered by the Independent Trustees, supported a decision to approve the Proposed Martingale Subadvisory Agreement.

Conclusion. Following consideration of the foregoing factors, it was reported that no single factor was determinative to the Independent Trustees’ decisions. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend Martingale to serve as a new subadvisor to the Global Low Volatility Fund, and such other matters as were deemed relevant, the Independent Trustees concluded that the proposed fee rate for Martingale appeared to be reasonable in relation to the services that were expected to be provided to the Global Low Volatility Fund. As a result, the Independent Trustees concluded that the approval of the Proposed Martingale Subadvisory Agreement was in the best interests of the Global Low Volatility Fund and its shareholders and approved the Proposed Martingale Subadvisory Agreement.

Mercer US Large Cap Growth Equity Fund

Mercer US Large Cap Value Equity Fund

Mercer US Small/Mid Cap Growth Equity Fund

Mercer US Small/Mid Cap Value Equity Fund

Mercer Non-US Core Equity Fund

Mercer Emerging Markets Equity Fund

Mercer Global Low Volatility Equity Fund

At the February Meeting, the Board, including the Independent Trustees, also considered and approved a new subadvisory agreement (the “Proposed Parametric Subadvisory Agreement”) entered into by the Advisor and Parametric Portfolio Associates LLC (“Parametric”), with respect to the Mercer US Large Cap Growth Equity Fund, Mercer US Large Cap Value Equity Fund, Mercer US Small/Mid Cap Growth Equity Fund, Mercer US Small/Mid Cap Value Equity Fund, Mercer Non-US Core Equity Fund, Mercer Emerging Markets Equity Fund and Mercer Global Low Volatility Equity Fund (the “Cash Equitization Funds”).

In considering the approval of the Proposed Parametric Subadvisory Agreement, the Independent Trustees considered the information and materials from the Advisor, Parametric and counsel, that included, as to Parametric and the Cash Equitization Funds: (i) the Proposed Parametric Subadvisory Agreement; (ii) information regarding the process by which the Advisor had reviewed, selected, and recommended Parametric for the Board’s approval, and the Advisor’s rationale for recommending that Parametric be appointed as a subadvisor to the Cash Equitization Funds, and how Parametric would supplement each of the Cash Equitization Funds’ other current subadvisors; (iii) the nature, extent, and quality of the services that Parametric proposed to provide to the Cash Equitization Funds; (iv) the investment management business, portfolio management personnel, operations, prior investment experience, and reputation of Parametric; (v) Parametric’s brokerage and trading policies and practices; (vi) the level of subadvisory fees to be charged by Parametric for its services to the Cash Equitization Funds, and a comparison of those fees to other accounts that Parametric manages; (vii) a summary of Parametric’s compliance program; (viii) information regarding Parametric’s historical performance returns managing the investment mandate that it intended to use with respect to each of the Cash Equitization Funds’ investment mandates, and a comparison of such performance to a relevant index; and (ix) the financial condition of Parametric.

In addition, the Independent Trustees considered presentations made by, and discussions held with, representatives of the Advisor. The Independent Trustees considered and analyzed factors that they deemed relevant with respect to Parametric, including: the nature, extent, and quality of the services to be provided to the Cash Equitization Funds by Parametric; Parametric’s management style and investment decision-making process; Parametric’s historical performance record managing investment products similar to the investment mandate that it intended to use with respect to each of the Cash Equitization Funds; the qualifications and experience of the members of Parametric’s portfolio management team; and Parametric’s staffing levels and overall resources. The Independent Trustees also took into consideration the nature and extent of the oversight duties performed by the Advisor in connection with

Mercer Funds

Additional Information (Unaudited) (Continued)

each of the subadvisors, which includes extensive management and compliance due diligence with respect to the management and operations of each of the subadvisors. Additionally, the Independent Trustees received assistance and advice regarding legal and industry standards and reviewed materials supplied by their independent legal counsel which were intended to assist the Independent Trustees in fulfilling their duties under the 1940 Act.

In particular, and as to Parametric, the Board, including the Independent Trustees, considered the following factors:

(a) The nature, extent, and quality of the services to be provided by Parametric. The Independent Trustees reviewed the nature, extent, and quality of the services to be provided by Parametric to the Cash Equitization Funds. The Independent Trustees discussed the specific investment management process that Parametric indicated that it will employ to manage its allocated portion of each Cash Equitization Fund’s investment portfolio (which was described in detail in the materials provided by Parametric), the qualifications of Parametric’s portfolio managers and investment management personnel with regard to implementing the investment mandate relating to the allocated portion of each Cash Equitization Fund’s investment portfolio that Parametric would be managing, and the performance record of Parametric as compared to each relevant benchmark. The Independent Trustees considered Parametric’s infrastructure and resources, and whether Parametric’s organization appeared to support Parametric’s strategy adequately. The Independent Trustees also discussed the Advisor’s review, selection, and due diligence process with respect to Parametric, and the Advisor’s favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to each Cash Equitization Fund by Parametric. The Independent Trustees determined that each Cash Equitization Fund and its shareholders would benefit from the quality and experience of Parametric’s portfolio managers and the qualifications of its investment professionals. Based on their consideration and review of the foregoing information, the Independent Trustees concluded that the nature, extent and quality of the subadvisory services anticipated to be provided by Parametric, as well as Parametric’s ability to render such services based on Parametric’s experience, operations and resources, were appropriate for each Cash Equitization Fund, in light of each such Fund’s investment objective, and the mandate relating to the allocated portion of each Fund’s investment portfolio that Parametric would manage.

(b) Comparison of the services to be rendered and fees to be paid to Parametric under other advisory and subadvisory contracts, such as those with other clients. The Independent Trustees discussed the services that would be rendered by Parametric and evaluated the compensation to be paid to Parametric by the Advisor for those services. The Independent Trustees noted that the services that Parametric would furnish to each Cash Equitization Fund appeared to be comparable to the services that Parametric currently provides to its other advisory and subadvisory clients having similar investment strategies. The Independent Trustees also considered comparisons of the fees that will be paid to Parametric by the Advisor in light of the fees that were charged by Parametric to its other advisory clients, as disclosed in Parametric’s Form ADV, Part 2A (Firm Brochure) and in its 15(c) Questionnaire responses, including commingled and separate accounts. The Board also considered that the fees agreed to by Parametric were the result of an arm’s length bargain negotiated by unaffiliated parties.

The Independent Trustees considered the review, selection, and due diligence process employed by the Advisor, in determining to recommend Parametric to serve as a subadvisor to each Cash Equitization Fund, and the Advisor’s reasons for concluding that the subadvisory fees to be paid by the Advisor to Parametric for its services to each Cash Equitization Fund were reasonable. The Independent Trustees emphasized in their discussions that the subadvisory fees of Parametric would be paid by the Advisor, and were not additional fees to be borne by each of the Cash Equitization Funds or their shareholders. Based on their discussion, the Independent Trustees concluded that, in light of the nature, quality, and extent of the services to be provided, the proposed fees to be paid to Parametric with respect to the assets of each Cash Equitization Fund to be allocated to Parametric appeared to be reasonable in relation to the services that were expected to be provided by Parametric to each Cash Equitization Fund. The Independent Trustees also considered the potential “fallout” or ancillary benefits that may accrue to Parametric from its relationship with the Cash Equitization Funds and concluded that they were reasonable.

Since the fees to be paid to Parametric were the result of arm’s-length bargaining between unaffiliated parties, and given the Advisor’s economic incentive to negotiate a reasonable fee, the potential profitability

Mercer Funds

Additional Information (Unaudited) (Continued)

of Parametric was not considered relevant to the Independent Trustees’ deliberations. The Independent Trustees took note of the Advisor’s explanation that the recommended appointment of Parametric was not affected by the impact that the appointment would have on the Advisor revenues and profitability, and recalled that the Advisor had demonstrated that the appointment of Parametric may result in a benefit to the Advisor as a result of the potential for increased profitability for the Advisor, which had been reported to and reviewed by the Independent Trustees. On the basis of these considerations, the Independent Trustees concluded that, in light of the nature, extent and quality of the services expected to be provided by Parametric and the proposed fees to be paid to Parametric by the Advisor for managing its allocated portion of the Cash Equitization Funds, the potential benefits accruing to Parametric as a result of serving as a subadvisor to each Cash Equitization Fund were reasonable in relation to the services that were expected to be provided by Parametric to each of the Cash Equitization Funds.

(c) Investment performance of each of the Cash Equitization Funds and Parametric. Because Parametric was a newly proposed subadvisor to the Cash Equitization Funds, the Independent Trustees could not consider Parametric’s investment performance in managing each Cash Equitization Fund as a factor in evaluating the Proposed Parametric Subadvisory Agreement. However, the Independent Trustees reviewed Parametric’s historical investment performance record in managing or subadvising other investment companies and accounts that were comparable to the investment mandate that it intended to use with respect to each of the Cash Equitization Funds. The Independent Trustees also compared the historical investment performance of Parametric to relevant benchmarks and concluded that Parametric’s historical performance record, viewed together with the other factors considered by the Independent Trustees, supported a decision to approve the Proposed Parametric Subadvisory Agreement.

Conclusion. Following consideration of the foregoing factors, it was reported that no single factor was determinative to the decisions of the Independent Trustees. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend Parametric to serve as a new subadvisor to each Cash Equitization Fund, and such other matters as were deemed relevant, the Independent Trustees concluded that the proposed fee rate for Parametric appeared to be reasonable in relation to the services that were expected to be provided to each of the Cash Equitization Funds. As a result, the Board, including all of the Independent Trustees, concluded that the approval of the Proposed Parametric Subadvisory Agreement was in the best interests of each Cash Equitization Fund and its shareholders and approved the Proposed Parametric Subadvisory Agreement.

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited)

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the Funds’ prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds. The first line in the table for each Fund shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from October 1, 2014 through March 31, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = $8.60) and multiply the result by the number in the Operating Expenses Incurred column as shown below for your Class. The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Large Cap Growth — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.62%**	1,000.00	1,093.10	1,046.55	3.24
Hypothetical	0.62%**	1,000.00	1,021.84	1,010.92	3.13

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 182/365
**	Includes interest expense that amounts to less than 0.01%.

Large Cap Value — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.62%**	1,000.00	1,047.20	1,023.60	3.16
Hypothetical	0.62%**	1,000.00	1,021.84	1,010.92	3.13

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.62%, multiplied by the average account value over the period, multiplied by 182/365
**	Includes interest expense that amounts to less than 0.01%.

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited) (Continued)

Small/Mid Cap Growth — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.99%**	1,000.00	1,130.20	1,065.10	5.26
Hypothetical	0.99%**	1,000.00	1,020.00	1,010.00	4.99

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 182/365
**	Includes interest expense that amounts to less than 0.01%.

Small/Mid Cap Value — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.99%**	1,000.00	1,078.00	1,039.00	5.13
Hypothetical	0.99%**	1,000.00	1,020.00	1,010.00	4.99

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 182/365
**	Includes interest expense that amounts to less than 0.01%.

Non-US Core Equity — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.84%**	1,000.00	1,026.90	1,013.45	4.24
Hypothetical	0.84%**	1,000.00	1,020.74	1,010.37	4.23

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 182/365
**	Includes interest expense that amounts to less than 0.01%.

Core Fixed — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.40%	1,000.00	1,032.50	1,016.25	2.03
Hypothetical	0.40%	1,000.00	1,022.94	1,011.47	2.02

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.40%, multiplied by the average account value over the period, multiplied by 182/365

Mercer Funds

Understanding Your Fund’s Expenses (Unaudited) (Continued)

Opportunistic Fixed — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.90%**	1,000.00	940.80	970.40	4.35
Hypothetical	0.90%**	1,000.00	1,020.44	1,010.22	4.53

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 182/365
**	Includes interest expense that amounts to less than 0.01%.

Emerging Markets — Class Y3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	1.00%**	1,000.00	977.80	988.90	4.93
Hypothetical	1.00%**	1,000.00	1,019.95	1,009.98	5.04

*	Actual expenses are equal to the Class’ annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 182/365
**	Includes interest expense that amounts to less than 0.01%.

Global Low Volatility — Class Y3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.84%**	1,000.00	1,048.60	1,024.30	4.29
Hypothetical	0.84%**	1,000.00	1,020.74	1,010.37	4.23

*	Actual expenses are equal to the Class’ annualized expense ratio of 0.84%, multiplied by the average account value over the period, multiplied by 182/365
**	Includes interest expense that amounts to less than 0.01%.

Mercer Funds

Trustees and Officers (Unaudited)

The following tables list the Trust’s Trustees and Officers as of the date of this report; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trust’s trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request, by calling 1-866-658-9896, or on the SEC website at www.sec.gov.

Independent Trustees

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Harrison M. Bains, Jr. 99 High Street Boston, MA 02110 (72)	Trustee	Since 2005	Mr. Bains is retired.	9	Mr. Bains is a director of BG Medicine, Inc. and Trustee of BofA Fund Series Trust (11 portfolios).

Adela M. Cepeda A.C. Advisory, Inc. 150 North Wacker Drive, Suite 2160 Chicago, IL 60606 (57)	Trustee	Since 2005	Ms. Cepeda is Founder and President of A.C. Advisory, Inc. (a financial advisory firm) since 1995.	9	Ms. Cepeda is a director of The UBS Funds (19 portfolios), UBS Relationship Funds (25 portfolios), Fort Dearborn Income Securities, Inc., SMA Relationship Trust (5 portfolios, Consulting Group Capital Markets Funds (11 portfolios), and the Amalgamated Bank of Chicago.

Gail A. Schneider 99 High Street Boston, MA 02110 (66)	Chairperson and Trustee	Chairperson Since 2013; Trustee Since 2009	Ms. Schneider is a self-employed consultant since 2007. From 2002 to 2007, Ms. Schneider was retired.	9	None

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Trustees and Officers (Unaudited) (Continued)

Interested Trustee:

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Richard Nuzum** (47)	Trustee, President, and Chief Executive Officer	Since 2010	Mr. Nuzum is President and Global Business Leader of Mercer’s Investment Management Business since 2009. Mr. Nuzum was Americas Business Leader for Mercer Investment Consulting from 2005-2008.	9	Mr. Nuzum is a trustee of Mercer Trust Company and a director of Mercer Investment Management, Inc. Mr. Nuzum served as a director of Mercer Investment Consulting, Inc. from 2005 to 2008.

(1)	Each Trustee holds office for an indefinite term.

*	The “Fund Complex” consists of the Trust, which has nine portfolios effective March 31, 2015.

**	Mr. Nuzum is considered to be an “interested person” of the Trust as defined in the 1940 Act, due to his relationship with the Advisor.

Mercer Funds

Trustees and Officers (Unaudited) (Continued)

Officers:

The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with the Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years
Tom Murphy (44)	Vice President	Since 2011	Mr. Murphy is President of Mercer Investment Management, Inc. since 2011. He was Chief Investment Officer of Mercer Investment Management, Inc. from 2011-2012. Previously, Mr. Murphy was a Business Leader for Mercer Investment Management in EMEA since 2006.

Richard S. Joseph (50)	Vice President, Treasurer, and Chief Financial Officer	Since 2005	Mr. Joseph is Chief Operating Officer, Mercer Investment Management, Inc. since 2005.

Stan Mavromates (54)	Vice President and Chief Investment Officer	Since 2012	Mr. Mavromates is Vice President and Chief Investment Officer of Mercer Investment Management, Inc. since 2012. He served as Chief Investment Officer of the Massachusetts Pension Reserves Investment Management Board since 2005.

Scott M. Zoltowski (46)	Vice President, Chief Legal Officer and Secretary	Since 2008	Mr. Zoltowski is a partner of Mercer (US) Inc. and serves as Global Chief Counsel — Investments, for Mercer Investment Management, Inc. and Mercer Investment Consulting, Inc. Prior to this, Mr. Zoltowski was Senior Counsel and Vice President for State Street Global Advisors from 2006-2008.

Colin Dean (38)	Vice President and Assistant Secretary	Since 2010	Mr. Dean has served as Legal Counsel — Investments for Mercer Investment Management, Inc. since 2010. Prior to that, Mr. Dean was an Associate at Dechert LLP from 2007-2010 and Associate Counsel at Affiliated Managers Group, Inc. from 2005-2007.

Manny Weiss (66)	Vice President	Since 2010	Mr. Weiss is a Portfolio Manager and Principal of Mercer Investment Management, Inc. since 2009. From 2006 to 2008, Mr. Weiss worked for 21 Capital Group, an affiliate of Old Mutual Asset Management, in Hedge Fund Manager Research and Client Service.

Larry Vasquez (48)	Vice President	Since 2012	Mr. Vasquez is a Vice President and Portfolio Manager of Mercer Investment Management, Inc. since 2012. Prior to joining Mercer, he was a Portfolio Manager at UBS Global Asset Management, Inc. from 2009 to 2012. Prior to 2009, Mr. Vasquez was a Portfolio Manager at SEI Investments.

Robert Phay (47)	Vice President and Chief Compliance Officer	Since 2015	Mr. Phay is the Chief Risk and Compliance Officer — Investments of Mercer Investment Management, Inc. and Mercer Investment Consulting, Inc. since March 2015. Prior to joining Mercer, Mr. Phay served as Chief Compliance Officer (September 2011 – February 2015), Acting General Counsel (January 2015 – February 2015), and Associate General Counsel (July 2006 – December 2014) of Commonfund.

†	Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Shares of Mercer Funds are distributed by MGI Funds Distributors, LLC.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to its President, Chief Financial Officer and Chief Investment Officer. During the period covered by this report, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with the Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert serving on the Registrant’s audit committee is Harrison M. Bains, Jr., who is “independent” as defined in Item 3(a)(2) of this Form.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees – The aggregate fee billed for the fiscal year for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $402,560 and $388,357 for the fiscal years ended March 31, 2014 and March 31, 2015, respectively.

(b) Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2014 and March 31, 2015 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c) Tax Fees – The aggregate fee billed in the last fiscal year for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations was $82,330 and $77,318 for the fiscal years ended March 31, 2014 and March 31, 2015, respectively.

(d) All Other Fees – Fees in the amount of $134,080 and $7,820 were billed in the fiscal year ended March 31, 2014 and March 31, 2015, respectively for tax advisory services related to the reclamation of taxes paid by the Mercer Non-US Core Equity Fund in certain European Union countries.

(e) (1) The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

(2) There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended March 31, 2015 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	There were no aggregate fees billed for the fiscal year ended March 31, 2015 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Registrant’s full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))), are effective based on the evaluation of Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for the Registrant’s President, Chief Financial Officer and Chief Investment Officer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1).

(a)(2) Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Mercer Funds

By (Signature and Title)	By: /S/ Richard Nuzum
Richard Nuzum President and Chief Executive Officer (Principal Executive Officer)

Date	May 27, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	By: /S/ Richard Nuzum
Richard Nuzum President and Chief Executive Officer (Principal Executive Officer)

Date	May 27, 2015

By (Signature and Title)	By: /S/ Richard S. Joseph
Richard S. Joseph Vice President, Treasurer and Principal Accounting Officer (Principal Financial Officer)

Date	May 27, 2015